UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

DECEMBER 31, 2007

Ohio National Fund, Inc.

Ohio National Financial Services

W E A L T H B U I L D I N G O P P O R T U N I T Y Ohio National Fund, Inc. Annual Report D E C E M B E R 3 1 , 2007 Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	10
Bond Portfolio	15
Omni Portfolio	23
International Portfolio	31
Capital Appreciation Portfolio	38
Millennium Portfolio	46
International Small Company Portfolio	52
Aggressive Growth Portfolio	59
Small Cap Growth Portfolio	65
Mid Cap Opportunity Portfolio	72
S&P 500 Index Portfolio	79
Blue Chip Portfolio	90
High Income Bond Portfolio	97
Capital Growth Portfolio	110
Nasdaq-100 Index Portfolio	117
Bristol Portfolio	123
Bryton Growth Portfolio	129
U.S. Equity Portfolio	135
Balanced Portfolio	141
Income Opportunity Portfolio (formerly the Covered Call Portfolio)	148
Target VIP Portfolio	155
Target Equity/Income Portfolio	162
Bristol Growth Portfolio	168
Notes to Financial Statements	174
Report of Independent Registered Public Accounting Firm	190
Additional Information (Unaudited)	191
Information About Directors and Officers (Unaudited)	205

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s
Message

Dear Investor,

The subprime mortgage debacle has been dominating economic discussions for the past six months. Each month brought new revelations on the depth and breadth of the crisis. At the end of 2007, major Wall Street financial firms were facing significant losses in market capitalization — specifically Citigroup (down $135 billion), Morgan Stanley (down $40 billion), Merrill Lynch (down $38 billion). The losses in value were driven primarily by writedowns in mortgage-backed securities. Most recently, Citigroup took an $18 billion dollar writedown and cut its dividend by 41 percent.

Higher gas prices and housing cost increases have affected companies that rely on consumers’ discretionary dollars. Due to higher fuel and food prices as well as higher mortgage payments on adjustable rate mortgages, consumer spending in all socioeconomic levels has declined. As a result, the bull market of the past couple of years is likely over, and the overall stock market has suffered with recent declines in large-caps, mid-caps and small-caps.

This is not to say that everything is bad news. In fact, some sectors of the economy, notably energy and software, did quite well in the past half year, and the technology sector overall, as represented by the NASDAQ Composite had a positive six months, rising 1.88 percent. For the year, the Dow Jones Industrial Average finished up 8.88 percent, and the broader Standard & Poor’s 500 stock index grew 5.49 percent.

Ohio National Fund, Inc.

Overall, the Ohio National Fund Inc. Portfolios performed very well throughout the second half of 2007. The Portfolios that did best were generally broadly diversified with a lower weighting in the financial services and consumer sectors. Of particular note, the Aggressive Growth Portfolio, the Millennium Portfolio, and the three ICON-subadvised Portfolios turned in strong performances. The Equity, Blue Chip and Capital Appreciation Portfolios struggled somewhat.

The bond-related Portfolios’ returns were somewhat mixed. The High Income Portfolio performed well over the second half of the year at a time when high yield bonds were generally faring poorly. The Bond Portfolio struggled at times, ultimately turning in a lackluster performance.

Looking Ahead

In our mid-year report, I noted the possibility that the housing correction might prove to be stronger and longer than expected, and now the chickens have come home to roost. What will this mean for the future? For many money managers, it means recession; in fact, Merrill Lynch analysts have stated that recession is not on the horizon, it’s here as a present-day reality.

Is Merrill right? Only time will tell, but there are many who believe that a recession can be held at bay. Some suggest that the Federal Reserve should loosen the money supply in order to expand the economy. Others say the government should inject some fiscal stimulus so that consumers spending can increase. Along with everyone else, we’ll have to wait and see. Caution is the watchword of the day, and we suspect that investors will be moving into more conservative vehicles in the coming days.

Thank you for your trust, and we look forward to a continued relationship as 2008 moves forward.

Sincerely,
John J. Palmer, FSA
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2007, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	-5.89%
Five year	11.57%
Ten year	4.29%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Equity Portfolio returned -5.89% versus 5.49% for the current benchmark, the S&P 500 Index.

Our 1138-basis point under-performance was due to unfavorable results in the Telecommunication Services and Financials sectors. Also on the downside, under-weight positions in the strong Energy and Materials sectors weighed on returns. On the upside, rebounds by a number of the Portfolio’s Consumer Discretionary stocks — most notably Amazon.com — partially offset negative effects elsewhere.

The bottom five contributors were Countrywide Financial Corp., Sears Holdings Corp., Sprint Nextel Corp., Citigroup, Inc. and Pulte Homes, Inc. The bottom five performers were Beazer Homes USA, Inc., Countrywide Financial Corp., Pulte Homes, Inc. Centex Corp. and Ryland Group, Inc.(1)

The crash in the subprime mortgage market and the resulting liquidity crunch that reverberated around the world represent the defining theme of equity performance in 2007. The credit turmoil that ravaged the financial and homebuilding sectors during the summer took a turn for the worse during the fourth quarter, as the deterioration of the housing market, a wave of bank asset write-downs, and signs of a credit contagion in an economy wobbling on the verge of a recession sent stocks sharply lower. Policymakers were galvanized into action, with initiatives including the Fed’s interest rate cut and liquidity injection through its Term Auction Facility, and the Bush administration’s plan to help as many as 1.2 million mortgage borrowers by temporarily freezing interest rates on qualified adjustable-rate mortgages. Nevertheless, Financials, homebuilders and other Consumer Discretionary stocks sustained heavy losses.

Countrywide Financial Corp., the nation’s largest pure-play mortgage lender, became the whipping boy of the current crisis, tumbling 78% since the beginning of the year. When mounting losses in subprime mortgages (and the opaque structured financial products based on them) led to a market seize-up this summer, Countrywide Financial Corp. was hit by credit rating downgrades and difficulties in rolling over its asset-backed commercial paper. The company responded by drawing down $11.5 billion in credit facilities, accelerating the transition of its mortgage origination business into its banking subsidiary, and focusing on Government-Sponsored Enterprise (GSE)-conforming mortgages, whose market was largely spared from the liquidity crunch. The $2 billion equity investment from Bank of America secured additional funding for Countrywide Financial Corp., albeit at a significant cost.(1)

Financial behemoth Citigroup, Inc. was also subdued by the credit market storms, as the spate of multi-billion dollar impairment losses reported by Wall Street elites during the past several months shook investors’ confidence in Citigroup, Inc.’s diversified business model. The last three months of the year in particular was a tumultuous period for Citigroup, Inc., which included the departure of former Chairman and CEO Chuck Prince, massive subprime- and collateralized debt obligations (CDO)-related write-downs, cost reduction plans that could involve laying off thousands of employees, and a $7.5 billion capital infusion from the Abu Dhabi Investment Authority. Longer term, we believe new CEO Vikram Pandit and Chairman Win Bischoff would be well advised to follow the playbook of Hewlett-Packard Co. CEO Mark Hurd, who has engineered a successful turnaround by reducing organizational complexity and increasing management accountability. We also applaud Citigroup, Inc.’s renewed focus on capital allocation under CFO Gary Crittenden. Citigroup, Inc.’s shares, having dropped 43% in 2007, represent a bargain for long-term investors, trading at less than eight times forward P/E, a trough level last reached in the post-Enron 2002 and the Long Term Capital Management (LTCM) stricken 1998.(1)

Our homebuilder holdings exhibited volatile performance amid deteriorating subprime credit. Many investors feared that foreclosures would cause a wave of inventory to hit the housing market, further pressuring home prices. Meanwhile, double-digit annual declines in housing starts and widespread home price weakness did little to boost investor confidence. Consequently, Pulte Homes, Inc., Beazer Homes USA, Inc., Ryland Group, Inc. and Centex Corp. suffered sizeable losses of at least 50%. While we do not expect the housing market fundamentals to bottom until late 2008 at the earliest, we believe the industry’s issues are nothing new to the market. With homebuilders aggressively reducing inventories, cutting costs and shoring up their balance sheets, and with policy makers taking actions against the mortgage market downturn, fundamentals are moving in the right direction on the margin. Indeed, as Centex Corp.’s 21% jump in December demonstrated, when expectations embedded in the market price are sufficiently low, outsized gains can result from marginal positive changes. The homebuilder stocks are now trading well below their underlying asset liquidation values, implying that the market ascribes little, if any, value to their

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

future cash generating abilities. We believe such expectations will likely prove overly pessimistic.(1)

The top five contributors were Amazon.com, Inc., Google, Inc., Aetna, Inc., Expedia, Inc., and UnitedHealth Group Inc. The top five performers were Amazon.com, Inc., Expedia, Inc., Google, Inc., Aetna, Inc. and Hewlett-Packard Co.(1)

E-commerce holdings are well represented in the top contributors’ list in 2007, claiming four of the top ten spots. The 134% surge in Amazon.com, Inc. translated into an extraordinary performance contribution. The outsized share price gain was matched in magnitude only by the extreme pessimism regarding Amazon.com, Inc.’s margins prior to its first quarter report. We had long argued that the company’s margin compression in the past year reflected short-term pressures from its aggressive investment in technology & content, spending that we believed would taper off. Amazon.com Inc.’s March and June quarter results confirmed our thesis, as its expanding margins delighted long-term investors and confounded short sellers. In October, the company once again reported accelerated revenue growth (up 41% from last year, the fastest pace since the fourth quarter of 2000), and higher EBITDA margins (7.2%, vs. 5.8% last year). Even after Amazon.com, Inc.’s stellar rise, we continue to see substantial long-term appreciation potential as it expands its addressable market through international expansion and new initiatives such as Amazon Web Services. With a growing portfolio of web service solutions that includes the elastic computing cloud, the simple storage solution, the flexible payment service and the SimpleDB, Amazon.com, Inc. is growing beyond its online retailing roots and gradually emerging as an open-source web platform company.(1)

Google, Inc., up 42% in the past year, continued to announce positive developments. Having triumphed in the bidding war for online ad exchange DoubleClick, launching its promising “universal search” initiative (integrating text, video, and image content into a single set of results), and unveiling plans for Google-powered mobile phones, the innovative Web advertising company seemed unstoppable. Its share price, which started the year at $460, broke through the $600 and $700 marks in October before pulling back in recent months.(1)

Online travel company Expedia, Inc. rose 50% over the last year. The company’s stock repurchase plan was the focal point of investors’ attention all summer. After seeing its shares jump in June on plans of a $3.5 billion debt-financed share repurchase (for 116 million shares, or 42% of its shares outstanding), Expedia, Inc. reduced the buyback plan to a mere one-fifth of the original target, citing a lack of cheap debt financing. The saga took a positive turn in August, as the online travel company amended its credit facility and now not only expects to complete a 25-mil lion-share buyback, but also has enough ammunition to pursue even more aggressive repurchases, to the tune of over $1 billion by the end of 2008 by our estimate.(1)

Our managed care holdings turned in positive returns as investors were increasingly attracted to the sector as a shelter from the expected economic weakness. Aetna, Inc. rose 34% after the managed care provider delighted investors with better-than-expected earnings in April and showed improving medical loss trends in its commercial business. The company’s $750 million addition to its share repurchase program also helped engender optimism. Meanwhile its $535 million acquisition of Schaller Anderson catapulted the company into the ranks of the top 10 players in the Medicaid market, further diversifying its business model. Sector cohort UnitedHealth Group, Inc. registered an 8% gain on the back of strong performance in November and December. Amid continued hand-wringing among healthcare investors over the perceived managed care cycle and the political risk posed by a Democratic Congress (and possibly White House), UnitedHealth Group, Inc.’s announcement of a 50% increase in its share repurchase authorization to 210 million shares (equaling 16% of total shares outstanding) and a higher target for its debt/capital ratio of 40% (up from the current 28%, which we calculate should free up more than $5 billion of capital) came as a welcome surprise. An additional bonus was the news that Warren Buffett’s Berkshire Hathaway had increased its managed care holdings during the third quarter, including the purchase of 1.2 million more shares of UnitedHealth Group, Inc.(1)

Finally, Hewlett-Packard Co. joined the “beat and raise” party, delighting investors with quarterly results characterized by across-the-board revenue strength in all of its business segments and operating margin expansion, as well as stronger-than-expected guidance. Its shares gained more than 23%.(1)

While we continue to monitor issues in the credit and housing markets and the economy overall, we continue to believe the stock market looks very attractive from a valuation standpoint, as well as compared to bond market. We see prospects of a recession as having edged over 50%, but the market appears to have discounted a near certainty of economic downturn. Even allowing for the possibility that consensus 2008 earnings estimates are reduced significantly, we still see mid- to high-single-digit returns for 2008 as being a very reasonable expectation. Over the last several months, we have taken advantage of the market downturn to purchase shares in those areas that were hardest hit. We expect these areas to lead on the upside, and thus are optimistic that our Portfolio is positioned for a strong 2008.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.6
Repurchase Agreements and Other Net Assets	3.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

	% of Net Assets

1.	Amazon.com Inc.	6.9
2.	The AES Corp.	6.0
3.	UnitedHealth Group, Inc.	5.7
4.	Aetna, Inc.	5.0
5.	JPMorgan Chase & Co.	4.6
6.	Qwest Communications International, Inc.	3.9
7.	Sprint Nextel Corp.	3.9
8.	eBay, Inc.	3.4
9.	Yahoo!, Inc.	3.3
10.	Google, Inc. Class A	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	22.9
Information Technology	21.8
Financials	18.2
Health Care	14.7
Telecommunication Services	7.7
Utilities	6.0
Industrials	4.4
Materials	0.6
Energy	0.3

96.6

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

CONSUMER DISCRETIONARY – 22.9%
Automobiles – 0.9%
General Motors Corp.	183,400	$4,564,826

Household Durables – 1.7%
Beazer Homes USA, Inc.	40,700	302,401
Centex Corp.	144,300	3,645,018
Pulte Homes, Inc.	251,600	2,651,864
Ryland Group, Inc.	73,900	2,035,945

		8,635,228

Internet & Catalog Retail – 10.4%
Amazon.com Inc. (a)	373,560	34,606,599
Expedia, Inc. (a)	315,600	9,979,272
IAC/InterActiveCorp (a)	302,958	8,155,629

		52,741,500

Leisure Equipment & Products – 2.7%
Eastman Kodak Co.	618,400	13,524,408

Media – 2.9%
The DIRECTV Group Inc. (a)	129,600	2,996,352
Time Warner, Inc.	692,400	11,431,524

		14,427,876

Multiline Retail – 3.9%
J.C. Penney Co. Inc.	123,200	5,419,568
Sears Holdings Corp. (a)	141,400	14,429,870

		19,849,438

Specialty Retail – 0.4%
Best Buy Co., Inc.	34,900	1,837,485

TOTAL CONSUMER DISCRETIONARY		115,580,761

ENERGY – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Exxon Mobil Corp.	14,600	1,367,874

TOTAL ENERGY		1,367,874

FINANCIALS – 18.2%
Capital Markets – 3.1%
Merrill Lynch & Co., Inc.	123,700	6,640,216
The Bear Stearns Companies Inc.	70,700	6,239,275
The Goldman Sachs Group, Inc.	14,600	3,139,730

		16,019,221

Commercial Banks – 0.5%
Wachovia Corp.	64,100	2,437,723

Consumer Finance – 1.3%
Capital One Financial Corp.	138,300	6,536,058

Diversified Financial Services – 7.8%
Citigroup, Inc.	496,100	14,605,184
JPMorgan Chase & Co.	530,800	23,169,420
NYSE Euronext Inc.	17,900	1,571,083

		39,345,687

Insurance – 2.9%
American International Group, Inc.	251,200	14,644,960

Thrifts & Mortgage Finance – 2.6%
Countrywide Financial Corp.	628,000	5,614,320
Freddie Mac	174,700	5,952,029
Washington Mutual, Inc.	116,100	1,580,121

		13,146,470

TOTAL FINANCIALS		92,130,119

HEALTH CARE – 14.7%
Biotechnology – 1.4%
Amgen, Inc. (a)	153,700	7,137,828

Health Care Equipment & Supplies – 0.6%
Covidien Ltd.	70,850	3,137,946

Health Care Providers & Services – 11.2%
Aetna, Inc.	433,200	25,008,636
Health Net, Inc. (a)	57,000	2,753,100
UnitedHealth Group, Inc.	491,100	28,582,020

		56,343,756

Pharmaceuticals – 1.5%
Pfizer, Inc.	336,100	7,639,553

TOTAL HEALTH CARE		74,259,083

INDUSTRIALS – 4.4%
Industrial Conglomerates – 4.4%
General Electric Co.	389,300	14,431,351
Tyco International Ltd.	196,900	7,807,085

TOTAL INDUSTRIALS		22,238,436

INFORMATION TECHNOLOGY – 21.8%
Communications Equipment – 2.6%
Cisco Systems, Inc. (a)	331,400	8,970,998
Motorola, Inc.	252,400	4,048,496

		13,019,494

Computers & Peripherals – 4.3%
Hewlett-Packard Co.	249,800	12,609,904
International Business Machines Corp.	86,500	9,350,650

		21,960,554

Internet Software & Services – 9.7%
eBay, Inc. (a)	511,700	16,983,323
Google, Inc. Class A (a)	22,200	15,350,856
Yahoo!, Inc. (a)	720,700	16,763,482

		49,097,661

Semiconductor & Semiconductor Equipment – 1.6%
Texas Instruments, Inc.	235,900	7,879,060

Software – 3.6%
CA, Inc.	298,400	7,445,080
Electronic Arts, Inc. (a)	185,800	10,852,578

		18,297,658

TOTAL INFORMATION TECHNOLOGY		110,254,427

MATERIALS – 0.6%
Metals & Mining – 0.6%
Nucor Corp.	46,900	2,777,418

TOTAL MATERIALS		2,777,418

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

TELECOMMUNICATION SERVICES – 7.7%
Diversified Telecommunication Services – 3.9%
Qwest Communications International, Inc. (a)	2,834,200	$19,867,742

Wireless Telecommunication Services – 3.8%
Sprint Nextel Corp.	1,460,300	19,173,739

TOTAL TELECOMMUNICATION SERVICES		39,041,481

UTILITIES – 6.0%
Independent Power Producers & Energy Traders – 6.0%
The AES Corp. (a)	1,421,200	30,399,468

TOTAL UTILITIES		30,399,468

Total Common Stocks (Cost $411,022,527)		$488,049,067

	Face	Fair
Repurchase Agreements – 1.3%	Amount	Value

Goldman Sachs 4.600% 01/02/2008	$6,570,777	$6,570,777

Repurchase price $6,572,456
Collateralized by:
Federal National Mortgage Association Pool 5.000%, 11/01/2033 Fair Value: $6,708,416
Total Repurchase Agreements
(Cost $6,570,777)		$6,570,777

Total Investments
(Cost $417,593,304) (b) – 97.9%		$494,619,844
Other Assets in Excess of Liabilities – 2.1%		10,447,767

Net Assets – 100.0%		$505,067,611

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $411,022,527)	$488,049,067
Repurchase agreements	6,570,777
Cash	1
Receivable for securities sold	564,385
Receivable for fund shares sold	10,466,344
Dividends and accrued interest receivable	222,335
Prepaid expenses and other assets	6,697

Total assets	505,879,606

Liabilities:
Payable for fund shares redeemed	415,990
Payable for investment management services	326,397
Payable for compliance services	116
Accrued custody expense	8,641
Accrued professional fees	8,567
Accrued accounting fees	27,438
Accrued printing and filing fees	24,846

Total liabilities	811,995

Net assets	$505,067,611

Net assets consist of:
Par value, $1 per share	$17,036,229
Paid-in capital in excess of par value	381,351,027
Accumulated net realized gain on investments	29,651,318
Net unrealized appreciation on investments	77,026,540
Undistributed net investment income	2,497

Net assets	$505,067,611

Shares outstanding	17,036,229

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$29.65

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$314,510
Dividends	4,532,951

Total investment income	4,847,461

Expenses:
Management fees	4,256,069
Custodian fees	42,895
Directors’ fees	24,744
Professional fees	22,802
Accounting fees	170,326
Printing and filing fees	52,673
Compliance expense	4,507
Other	9,707

Total expenses	4,583,723

Net investment income	263,738

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	63,190,761
Foreign currency related transactions	(31,385)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(94,208,204)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(31,048,828)

Change in net assets from operations	$(30,785,090)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$263,738	$(192,798)
Net realized gain (loss) on investments and foreign currency related transactions	63,159,376	26,682,487
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(94,208,204)	6,482,873

Change in net assets from operations	(30,785,090)	32,972,562

Distributions to shareholders:
Distributions from net investment income	(229,856)	—

Capital transactions:
Received from shares sold	75,705,851	40,698,211
Received from dividends reinvested	229,856	—
Paid for shares redeemed	(89,918,130)	(64,320,663)

Change in net assets from capital transactions	(13,982,423)	(23,622,452)

Change in net assets	(44,997,369)	9,350,110
Net Assets:
Beginning of year	550,064,980	540,714,870

End of year	$505,067,611	$550,064,980

Undistributed net investment income	$2,497	$—

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$31.52	$29.55	$27.85	$24.78	$17.20
Operations:
Net investment income (loss)	0.02	(0.01)	(0.01)	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(1.88)	1.98	1.71	3.06	7.58

Total from operations	(1.86)	1.97	1.70	3.08	7.62

Distributions:
Distributions from net investment income	(0.01)	—	—	(0.01)	(0.04)

Net asset value, end of year	$29.65	$31.52	$29.55	$27.85	$24.78

Total return	(5.89)%	6.67%	6.10%	12.44%	44.35%
Ratios and supplemental data:
Net assets at end of year (millions)	$505.1	$550.1	$540.7	$502.1	$413.1
Ratios to average net assets:
Expenses	0.84%	0.86%	0.88%	0.92%	0.94%
Net investment income (loss)	0.05%	(0.04)%	(0.03)%	0.09%	0.18%
Portfolio turnover rate	23%	13%	20%	10%	6%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Short-Term Notes (2)	92.7
Repurchase Agreements
Less Net Liabilities	7.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1)

		% of Net Assets

1.	The Goldman Sachs Group, Inc. 3.750%, 01/02/2008	4.8
2.	AT&T Inc. 4.050%, 01/02/2008	4.8
3.	UBS Finance Delaware LLC 4.230%, 01/02/2008	4.8
4.	Prudential Funding LLC 4.100%, 01/04/2008	4.8
5.	Wells Fargo & Co. 4.250%, 01/02/2008	4.5
6.	Societe Generale 4.300%, 01/04/2008	4.5
7.	Johnson & Johnson 4.050%, 01/07/2008	4.5
8.	Wal-Mart Stores, Inc. 4.050%, 01/07/2008	4.5
9.	Nestle Capital Corp. 4.240%, 01/08/2008	4.5
10.	Chevron Funding Corp. 4.220%, 01/10/2008	4.5

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	47.6
Consumer Staples	17.5
Telecommunication Services	4.8
Industrials	4.7
Information Technology	4.5
Health Care	4.5
Energy	4.4
Materials	3.2
Consumer Discretionary	1.5

92.7

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	December 31, 2007

	Face	Amortized
Short-Term Notes – 92.7%	Amount	Cost

CONSUMER DISCRETIONARY – 1.5%
Media – 1.5%
The Washington Post Co. 3.650%, 01/02/2008 (a)	$5,000,000	$4,999,493

TOTAL CONSUMER DISCRETIONARY		4,999,493

CONSUMER STAPLES – 17.5%
Beverages – 4.2%
The Coca-Cola Co. 4.470%, 01/07/2008 (a)	14,000,000	13,989,570

Food & Staples Retailing – 4.5%
Wal-Mart Stores, Inc. 4.050%, 01/07/2008 (a)	15,000,000	14,989,875

Food Products – 4.4%
Nestle Capital Corp. 4.240%, 01/08/2008 (a)	15,000,000	14,987,633

Household Products – 4.4%
The Procter & Gamble Co. 4.200%, 01/18/2008 (a)	15,000,000	14,970,250

TOTAL CONSUMER STAPLES		58,937,328

ENERGY – 4.4%
Oil, Gas & Consumable Fuels – 4.4%
Chevron Funding Corp. 4.220%, 01/10/2008	15,000,000	14,984,175

TOTAL ENERGY		14,984,175

FINANCIALS – 47.6%
Capital Markets – 9.5%
The Goldman Sachs Group, Inc. 3.750%, 01/02/2008 (a)	16,000,000	15,998,333
UBS Finance Delaware LLC 4.230%, 01/02/2008	16,000,000	15,998,120

		31,996,453

Commercial Banks – 4.5%
Wells Fargo & Co. 4.250%, 01/02/2008	15,000,000	14,998,229

Consumer Finance – 16.6%
America Honda Finance Corp. 4.500%, 01/03/2008	4,000,000	3,999,000
4.300%, 01/08/2008	10,000,000	9,991,639
American Express Credit Corp. 4.260%, 01/07/2008	6,000,000	5,995,740
4.200%, 01/08/2008	10,000,000	9,991,833
John Deere Capital Corp. 4.500%, 01/22/2008 (a)	10,000,000	9,973,750
Toyota Motor Credit Corp. 4.150%, 01/03/2008	13,000,000	12,997,003
4.050%, 01/09/2008	3,000,000	2,997,300

		55,946,265

Diversified Financial Services – 12.2%
General Electric Capital Corp. 4.300%, 01/04/2008	10,000,000	9,996,417
4.250%, 01/09/2008	3,000,000	2,997,167
4.150%, 01/09/2008	3,000,000	2,997,233
HSBC Finance Corp. 4.200%, 01/04/2008	10,000,000	9,996,500
Societe Generale 4.300%, 01/04/2008	15,000,000	14,994,625

		40,981,942

Insurance – 4.8%
Prudential Funding LLC 4.100%, 01/04/2008	16,000,000	15,994,533

TOTAL FINANCIALS		159,917,422

HEALTH CARE – 4.5%
Pharmaceuticals – 4.5%
Johnson & Johnson 4.050%, 01/07/2008 (a)	15,000,000	14,989,875

TOTAL HEALTH CARE		14,989,875

INDUSTRIALS – 4.7%
Commercial Services & Supplies – 4.7%
Cintas Corp. No. 2 4.300%, 01/02/2008 (a)	10,000,000	9,998,806
4.320%, 01/04/2008 (a)	6,000,000	5,997,840

TOTAL INDUSTRIALS		15,996,646

INFORMATION TECHNOLOGY – 4.5%
Computers & Peripherals – 4.5%
International Business Machines Corp. 4.380%, 01/02/2008 (a)	10,000,000	9,998,783
4.210%, 01/15/2008 (a)	5,000,000	4,991,814

TOTAL INFORMATION TECHNOLOGY		14,990,597

MATERIALS – 3.2%
Chemicals – 3.2%
E.I. du Pont de Nemours & Co. 4.200%, 01/09/2008 (a)	6,000,000	5,994,400
Praxair, Inc. 4.470%, 01/07/2008	4,806,000	4,802,420

TOTAL MATERIALS		10,796,820

TELECOMMUNICATION SERVICES – 4.8%
Diversified Telecommunication Services – 4.8%
AT&T Inc. 4.050%, 01/02/2008 (a)	16,000,000	15,998,200

TOTAL TELECOMMUNICATION SERVICES		15,998,200

Total Short-Term Notes (Cost $311,610,556)		$311,610,556

(continued)

Ohio National Fund, Inc.
Money Market Portfolio (Continued)

Schedule of Investments	December 31, 2007
		Face	Amortized
Repurchase Agreements – 7.8%		Amount	Cost

U.S. Bank 3.100% 01/02/2008		$26,283,000	$26,283,000

Repurchase price $26,287,527
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $26,808,861
Total Repurchase Agreements
(Cost $26,283,000)			$26,283,000

Total Investments
(Cost $337,893,556) (b) – 100.5%			$337,893,556
Liabilities in Excess of Other Assets – (0.5)%			(1,681,172)

Net Assets – 100.0%			$336,212,384

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2007, the value of these securities totaled $157,878,622 or 47.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of the Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at amortized cost	$311,610,556
Repurchase agreements	26,283,000
Cash	411
Receivable for fund shares sold	4,667,205
Accrued interest receivable	2,263
Prepaid expenses and other assets	984

Total assets	342,564,419

Liabilities:
Payable for fund shares redeemed	6,237,323
Payable for investment management services	69,526
Payable for compliance services	67
Accrued custody expense	3,635
Accrued professional fees	8,567
Accrued accounting fees	16,825
Accrued printing and filing fees	16,092

Total liabilities	6,352,035

Net assets	$336,212,384

Net assets consist of:
Par value, $1 per share	$33,621,251
Paid-in capital in excess of par value	302,591,133

Net assets	$336,212,384

Shares outstanding	33,621,251

Authorized Fund shares allocated to Portfolio	40,000,000

Net asset value per share	$10.00

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$15,420,458

Expenses:
Management fees	795,756
Custodian fees	22,085
Directors’ fees	14,511
Professional fees	17,390
Accounting fees	96,612
Printing and filing fees	31,150
Compliance expense	4,507
Other	947

Total expenses	982,958
Less expenses voluntarily reduced or reimbursed by adviser	(50,000)

Net expenses	932,958

Net investment income	14,487,500

Change in net assets from operations	$14,487,500

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$14,487,500	$9,582,399
Net realized gain on investments	—	623

Change in net assets from operations	14,487,500	9,583,022

Distributions to shareholders:
Distributions from net investment income	(14,487,500)	(9,582,399)
Distributions of net realized capital gains	—	(623)

Total distributions to shareholders	(14,487,500)	(9,583,022)

Capital transactions:
Received from shares sold	583,249,915	233,252,250
Received from dividends reinvested	14,556,015	9,514,506
Paid for shares redeemed	(515,971,609)	(157,951,404)

Change in net assets from capital transactions	81,834,321	84,815,352

Change in net assets	81,834,321	84,815,352
Net Assets:
Beginning of year	$254,378,063	$169,562,711

End of year	$336,212,384	$254,378,063

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.48	0.47	0.27	0.09	0.07

Distributions:
Distributions from net investment income	(0.48)	(0.47)	(0.27)	(0.09)	(0.07)

Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	4.92%	4.79%	2.92%	1.01%	0.74%
Ratios and supplemental data:
Net assets at end of year (millions)	$336.2	$254.4	$169.6	$141.0	$129.3
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.31%	0.32%	0.33%	0.36%	0.41%
Net investment income	4.79%	4.72%	2.92%	1.03%	0.74%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.32%	0.35%	0.37%	0.40%	0.44%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	3.72%
Five year	4.93%
Ten year	5.32%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Bond Portfolio returned 3.72% versus 5.06% for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year (“the Merrill Lynch Index”).

The Portfolio under-performed the Merrill Lynch Index primarily due to an over-weighting in the homebuilding, mortgage lending, mortgage insurance and real estate sectors, which performed poorly because of problems in the subprime mortgage market. Performance was also adversely impacted by four investments that were the subject of leveraged buy-outs (LBOs).(1)

There were several dominant themes in the fixed income market in 2007. During the first half of the year, LBOs of investment grade companies by private-equity funds continued. About mid-year, the subprime mortgage market began to melt down, and the problems in this market only got worse as the year progressed. This meltdown did not directly impact the Portfolio because the Portfolio only invests in corporate bonds. The Portfolio, however, was affected to the extent that the problems in the subprime market impacted corporate credit. The subprime lending problem negatively impacted mortgage lenders, brokerage firms and homebuilders. Because of the subprime debacle, the cost of capital increased, which closed the LBO market in the second half of 2007. As a result of the fear of LBOs and the subprime problem, credit spreads widened significantly during the year from unsustainably tight levels at the start of the year. The Treasury yield curve also steepened during the year from a curve that was flat to inverted at the beginning of the year. The yield curve steepened because the Federal Reserve began to cut its Fed Funds rate to ease liquidity problems in the financial system caused by subprime losses. The Treasury yield curve also declined in the fourth quarter because of cuts made in the Fed Funds rate and a weakening economy.

Several industry weightings impacted performance. It has already been mentioned that the over-weighting in homebuilders and real estate-related sectors negatively impacted performance. The Portfolio benefited from its under-weighting in banks and brokers because they under-performed. The Portfolio also benefited from its over-weighting in electric utilities and REITs, which out-performed. The poorest performing securities held in the Portfolio were Countrywide Financial Corp., Capmark Financial Group Inc., Radian Group, Inc., Washington Mutual, Inc., and Lennar Corp., all of which were hurt by the problems in subprime lending, homebuilding and real estate. Securities owned by the Portfolio that performed very well included StanCorp Financial Group, Inc., Telecom Italia Capital SA, Teck Cominco Ltd., Potlatch Corp. and Southwest Gas Corp.(1)

We expect that the U.S. economy will enter a recession due to high energy prices, problems in the subprime mortgage and homebuilding markets, and a Federal Reserve monetary policy that was restrictive for too long. Because of a weak economy, we will over-weight the consumer products, aerospace/defense and healthcare sectors, maintain the over-weighting in electric utilities, and continue to under-weight banks and brokers. We will continue to purchase higher quality assets until the economy stabilizes. Because of the possibility of increasing inflation and low Treasury yields, the duration of the Portfolio will be maintained just short of the benchmark duration. We will continue to purchase bonds having change of control protection because the threat of LBOs will return when capital markets become less risk-averse.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Corporate Bonds (3) (4)	96.4
Foreign Government Bonds (4)	0.7
Short-Term Notes
Less Net Liabilities	2.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

	% of Net Assets

1.	Monsanto Co. 7.375%, 08/15/2012	1.2
2.	TransAlta Corp. 6.750%, 07/15/2012	1.2
3.	Verizon Communications Inc. 5.350%, 02/15/2011	1.0
4.	General Electric Capital Corp. 4.875%, 10/21/2010	1.0
5.	Lehman Brothers Holdings Inc. 6.500%, 07/19/2017	1.0
6.	CVS Caremark Corp. 5.750%, 06/01/2017	1.0
7.	FIA Card Services NA 4.625%, 08/03/2009	1.0
8.	Comcast Corp. 5.875%, 02/15/2018	1.0
9.	Keycorp 4.700%, 05/21/2009	1.0
10.	The Goldman Sachs Group LP 4.500%, 06/15/2010	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	42.6
Utilities	13.1
Consumer Discretionary	12.9
Telecommunication Services	6.9
Consumer Staples	5.3
Industrials	5.3
Energy	4.4
Materials	2.9
Health Care	1.7
Information Technology	1.3

96.4

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds
AAA	1.0
AA	5.7
A	26.6
BBB	58.0
BB	6.9
B	1.8

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 96.4%	Amount	Value

CONSUMER DISCRETIONARY – 12.9%
Auto Components – 0.7%
Johnson Controls, Inc. 5.250%, 01/15/2011	$1,250,000	$1,254,396

Automobiles – 1.0%
Daimler Finance North America LLC 4.050%, 06/04/2008	1,750,000	1,743,443

Hotels, Restaurants & Leisure – 1.1%
Mirage Resorts, Inc. 6.750%, 02/01/2008	700,000	703,500
Wyndham Worldwide Corp. 6.000%, 12/01/2016	1,250,000	1,187,501

		1,891,001

Household Durables – 2.6%
Centex Corp. 5.125%, 10/01/2013	1,000,000	848,590
Lennar Corp. 5.950%, 03/01/2013	1,000,000	825,925
Mohawk Industries, Inc. 5.750%, 01/15/2011	1,000,000	1,027,259
Newell Rubbermaid, Inc. 4.625%, 12/15/2009	1,000,000	1,000,328
Pulte Homes, Inc. 7.875%, 08/01/2011	1,000,000	967,064

		4,669,166

Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 3.625%, 05/15/2008	750,000	742,500

Media – 5.2%
Clear Channel Communications, Inc. 5.750%, 01/15/2013	1,000,000	828,899
Comcast Corp. 5.875%, 02/15/2018	1,750,000	1,748,021
Cox Communications, Inc. 6.750%, 03/15/2011	1,500,000	1,574,709
Rogers Cable, Inc. 5.500%, 03/15/2014	1,500,000	1,479,850
Time Warner Cable, Inc. 5.850%, 05/01/2017	1,000,000	1,004,254
Time Warner, Inc. 6.875%, 05/01/2012	1,000,000	1,053,991
Viacom, Inc. 5.750%, 04/30/2011	1,500,000	1,520,006

		9,209,730

Multiline Retail – 0.9%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	1,750,000	1,650,931

Specialty Retail – 1.0%
The Home Depot, Inc. 5.250%, 12/16/2013	1,750,000	1,704,570

TOTAL CONSUMER DISCRETIONARY		22,865,737

CONSUMER STAPLES – 5.3%
Beverages – 0.8%
Anheuser Busch Cos., Inc. 5.500%, 01/15/2018	1,500,000	1,534,257

Food & Staples Retailing – 1.9%
CVS Caremark Corp. 5.750%, 06/01/2017	1,750,000	1,764,437
Kroger Co. 6.400%, 08/15/2017	1,500,000	1,571,688

		3,336,125

Food Products – 1.7%
Bunge N.A. Finance LP 5.900%, 04/01/2017	1,500,000	1,448,863
Tyson Foods, Inc. 6.600%, 04/01/2016	1,500,000	1,546,733

		2,995,596

Household Products – 0.9%
Kimberly Clark Corp. 6.125%, 08/01/2017	1,500,000	1,583,270

TOTAL CONSUMER STAPLES		9,449,248

ENERGY – 4.4%
Oil, Gas & Consumable Fuels – 4.4%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	1,500,000	1,529,924
Atlantic Richfield Co. 8.550%, 03/01/2012	200,000	231,270
Energy Transfer Partners LP 5.650%, 08/01/2012	1,000,000	991,035
Enterprise Products Operating L.P. 4.625%, 10/15/2009	1,500,000	1,498,275
Marathon Oil Corp. 6.125%, 03/15/2012	750,000	796,229
Ocean Energy, Inc. 7.250%, 10/01/2011	1,000,000	1,087,697
Valero Energy Corp. 6.875%, 04/15/2012	750,000	801,032
XTO Energy, Inc. 4.900%, 02/01/2014	1,000,000	972,332

TOTAL ENERGY		7,907,794

FINANCIALS – 42.6%
Capital Markets – 9.6%
Allied Capital Corp. 6.625%, 07/15/2011	1,500,000	1,510,244
Credit Suisse (USA), Inc. 5.250%, 03/02/2011	1,500,000	1,533,211
Invesco Ltd. 4.500%, 12/15/2009	1,500,000	1,480,758
Janus Capital Group, Inc. 6.700%, 06/15/2017	1,500,000	1,547,591
Jefferies Group Inc. 5.875%, 06/08/2014	1,500,000	1,510,743
Lehman Brothers Holdings, Inc. 6.500%, 07/19/2017	1,750,000	1,773,875

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 96.4%	Amount	Value

Capital Markets (continued)
Merrill Lynch & Co., Inc. 4.790%, 08/04/2010	$1,750,000	$1,735,076
Morgan Stanley 4.750%, 04/01/2014	1,750,000	1,641,663
Nuveen Investments, Inc. 5.000%, 09/15/2010	1,000,000	917,500
The Bear Stearns Companies, Inc. 3.250%, 03/25/2009	1,750,000	1,695,048
The Goldman Sachs Group LP 4.500%, 06/15/2010	1,750,000	1,745,245

		17,090,954

Commercial Banks – 8.9%
BB&T Corp. 5.200%, 12/23/2015	1,500,000	1,434,949
BOI Capital Funding No. 2 5.571%, Perpetual (a) (c)	1,000,000	865,120
Comerica Bank 5.750%, 11/21/2016	1,500,000	1,449,145
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (a) (c)	1,500,000	1,365,796
Fifth Third Bancorp 4.500%, 06/01/2018	1,750,000	1,550,238
Firstar Bank NA 7.125%, 12/01/2009	1,500,000	1,576,994
Keycorp 4.700%, 05/21/2009	1,750,000	1,746,491
PNC Funding Corp. 5.250%, 11/15/2015	1,500,000	1,456,113
SunTrust Bank 5.000%, 09/01/2015	1,500,000	1,439,138
Wachovia Capital Trust III 5.800%, Perpetual (c)	1,500,000	1,341,267
Wells Fargo Bank, NA 6.450%, 02/01/2011	1,500,000	1,588,034

		15,813,285

Consumer Finance – 6.1%
American Express Credit Corp. 5.000%, 12/02/2010	1,500,000	1,517,361
American General Finance Corp. 4.875%, 05/15/2010	1,000,000	1,005,526
Capital One Bank 5.125%, 02/15/2014	1,000,000	932,504
Discover Financial Services 6.450%, 06/12/2017 (a)	1,500,000	1,446,877
FIA Card Services NA 4.625%, 08/03/2009	1,750,000	1,750,130
GMAC LLC 7.250%, 03/02/2011	1,500,000	1,315,695
HSBC Finance Corp. 6.375%, 11/27/2012	1,500,000	1,544,125
SLM Corp. 5.375%, 05/15/2014	1,500,000	1,335,350

		10,847,568

Diversified Financial Services – 3.9%
Capmark Financial Group Inc. 6.300%, 05/10/2017 (a)	1,000,000	746,669
Citigroup, Inc. 4.625%, 08/03/2010	1,500,000	1,492,717
General Electric Capital Corp. 4.875%, 10/21/2010	1,750,000	1,777,167
ILFC E-Capital Trust I 5.900%, 12/21/2065 (a) (b)	1,500,000	1,481,856
JPMorgan Chase & Co. 5.150%, 10/01/2015	1,500,000	1,449,011

		6,947,420

Insurance – 4.8%
Assurant, Inc. 5.625%, 02/15/2014	1,500,000	1,469,728
Axis Capital Holdings Ltd. 5.750%, 12/01/2014	1,000,000	981,600
Liberty Mutual Group Inc. 5.750%, 03/15/2014 (a)	1,000,000	1,019,735
Lincoln National Corp. 6.500%, 03/15/2008	1,250,000	1,253,852
Loews Corp. 5.250%, 03/15/2016	750,000	749,692
Marsh & McLennan Cos. Inc. 3.625%, 02/15/2008	1,000,000	997,595
Prudential Financial Inc. 6.100%, 06/15/2017	1,500,000	1,511,453
StanCorp Financial Group, Inc. 6.875%, 10/01/2012	500,000	545,413

		8,529,068

Real Estate Investment Trusts – 6.7%
AvalonBay Communities, Inc. 6.625%, 01/15/2008	1,000,000	1,000,664
Camden Property Trust 4.375%, 01/15/2010	1,000,000	975,627
Developers Diversified Realty Corp. 5.375%, 10/15/2012	1,250,000	1,216,520
Equity One Inc. 6.250%, 01/15/2017	1,250,000	1,220,682
HCP, Inc. 4.875%, 09/15/2010	1,500,000	1,490,211
iStar Financial, Inc. 5.700%, 03/01/2014	1,000,000	838,343
Mack-Cali Realty L.P. 4.600%, 06/15/2013	1,000,000	972,427
Post Apartment Homes L.P. 5.125%, 10/12/2011	750,000	758,736
Potlatch Corp. 13.000%, 12/01/2009	1,000,000	1,134,824
Simon Property Group L.P. 4.875%, 08/15/2010	1,250,000	1,239,518
The Rouse Co. L.P. 7.200%, 09/15/2012	1,000,000	957,211

		11,804,763

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 96.4%	Amount	Value

Real Estate Management & Development – 0.8%
ERP Operating L.P. 4.750%, 06/15/2009	$1,500,000	$1,480,428

Thrifts & Mortgage Finance – 1.8%
Countrywide Financial Corp. 5.800%, 06/07/2012	1,500,000	1,096,738
Radian Group, Inc. 7.750%, 06/01/2011	1,000,000	847,556
Washington Mutual, Inc. 4.625%, 04/01/2014	1,500,000	1,173,458

		3,117,752

TOTAL FINANCIALS		75,631,238

HEALTH CARE – 1.7%
Health Care Equipment & Supplies – 0.9%
Hospira, Inc. 4.950%, 06/15/2009	1,500,000	1,505,251

Health Care Providers & Services – 0.8%
WellPoint, Inc. 4.250%, 12/15/2009	1,500,000	1,483,272

TOTAL HEALTH CARE		2,988,523

INDUSTRIALS – 5.3%
Aerospace & Defense – 0.3%
Boeing Capital Corp. 5.400%, 11/30/2009	500,000	508,381

Building Products – 0.8%
Owens Corning Inc. 6.500%, 12/01/2016	1,500,000	1,375,857

Industrial Conglomerates – 0.9%
Hutchison Whampoa International Ltd. 6.250%, 01/24/2014 (a)	1,500,000	1,561,208

Machinery – 1.4%
Caterpillar Inc. 5.700%, 08/15/2016	1,500,000	1,526,954
Timken Co. 5.750%, 02/15/2010	1,000,000	1,010,861

		2,537,815

Road & Rail – 1.9%
CSX Corp. 5.600%, 05/01/2017	1,500,000	1,446,598
Ryder System, Inc. 4.625%, 04/01/2010	1,000,000	1,006,279
Union Pacific Corp. 3.625%, 06/01/2010	1,000,000	971,700

		3,424,577

TOTAL INDUSTRIALS		9,407,838

INFORMATION TECHNOLOGY – 1.3%
Computers & Peripherals – 0.6%
NCR Corp. 7.125%, 06/15/2009	1,000,000	1,033,864

IT Services – 0.7%
Fiserv, Inc. 4.000%, 04/15/2008	1,250,000	1,246,875

TOTAL INFORMATION TECHNOLOGY		2,280,739

MATERIALS – 2.9%
Chemicals – 1.8%
ICI Wilmington, Inc. 4.375%, 12/01/2008	1,000,000	998,843
Monsanto Co. 7.375%, 08/15/2012	2,000,000	2,182,670

		3,181,513

Metals & Mining – 0.6%
Teck Cominco Ltd. 7.000%, 09/15/2012	1,000,000	1,087,765

Paper & Forest Products – 0.5%
International Paper Co. 5.300%, 04/01/2015	1,000,000	977,459

TOTAL MATERIALS		5,246,737

TELECOMMUNICATION SERVICES – 6.9%
Diversified Telecommunication Services – 5.0%
AT&T Corp. 7.300%, 11/15/2011	500,000	542,210
BellSouth Corp. 4.200%, 09/15/2009	1,000,000	994,450
Embarq Corp. 6.738%, 06/01/2013	1,500,000	1,553,313
France Telecom SA 7.750%, 03/01/2011	1,000,000	1,075,579
Telecom Italia Capital SA 5.250%, 10/01/2015	1,500,000	1,463,665
Telefonos de Mexico S.A.B. de C.V. 4.750%, 01/27/2010	1,500,000	1,504,016
Verizon Communications Inc. 5.350%, 02/15/2011	1,750,000	1,794,011

		8,927,244

Wireless Telecommunication Services – 1.9%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	1,000,000	1,003,035
New Cingular Wireless Services, Inc. 7.875%, 03/01/2011	750,000	812,794
Sprint Nextel Corp. 6.000%, 12/01/2016	1,500,000	1,439,119

		3,254,948

TOTAL TELECOMMUNICATION SERVICES		12,182,192

UTILITIES – 13.1%
Electric Utilities – 7.6%
Appalachian Power Co. 5.550%, 04/01/2011	1,500,000	1,518,732
Commonwealth Edison Co. 5.950%, 08/15/2016	1,500,000	1,524,219
Entergy Mississippi, Inc. 5.920%, 02/01/2016	1,000,000	997,948

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 96.4%	Amount	Value

Electric Utilities (continued)
IPALCO Enterprises, Inc. 8.625%, 11/14/2011	$1,000,000	$1,050,000
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,500,000	1,515,222
Metropolitan Edison Co. 4.875%, 04/01/2014	750,000	711,814
Pepco Holdings, Inc. 4.000%, 05/15/2010	750,000	737,477
PSEG Power LLC 5.000%, 04/01/2014	750,000	719,680
Scottish Power plc 4.910%, 03/15/2010	1,000,000	995,962
Tenaska Georgia Partners L.P. 9.500%, 02/01/2030	497,498	623,565
Union Electric Co. 6.400%, 06/15/2017	1,500,000	1,574,819
Virginia Electric & Power Co. 5.400%, 01/15/2016	1,500,000	1,494,276

		13,463,714

Gas Utilities – 1.9%
Atmos Energy Corp. 4.000%, 10/15/2009	1,000,000	985,774
CenterPoint Energy Resources Corp. 5.950%, 01/15/2014	500,000	507,335
Spectra Energy Capital LLC 5.500%, 03/01/2014	750,000	748,853
Southwest Gas Corp. 7.625%, 05/15/2012	1,000,000	1,099,906

		3,341,868

Independent Power Producers & Energy Traders – 1.5%
Energy Future Holdings Corp. 7.480%, 01/01/2017	661,000	600,577
TransAlta Corp. 6.750%, 07/15/2012	2,000,000	2,127,056

		2,727,633

Multi-Utilities – 2.1%
Avista Corp. 9.750%, 06/01/2008	500,000	512,794
Baltimore Gas & Electric Co. 6.200%, 04/08/2008	1,000,000	1,002,033
Consumers Energy Co. 6.000%, 02/15/2014	1,000,000	1,027,733
Sempra Energy 4.750%, 05/15/2009	1,250,000	1,248,463

		3,791,023

TOTAL UTILITIES		23,324,238

Total Corporate Bonds (Cost $172,822,973)		$171,284,284

	Face	Fair
Foreign Government Bonds – 0.7%	Amount	Value

United Mexican States 5.875%, 01/15/2014	$1,250,000	$1,303,125

Total Foreign Government Bonds (Cost $1,254,702)		$1,303,125

	Face	Fair
Short-Term Notes – 3.9%	Amount	Value

Prudential Funding LLC 0.000% Coupon, 3.350% Effective Yield, 01/02/2008	$6,892,000	$6,891,378

Total Short-Term Notes (Cost $6,891,378)		$6,891,378

Total Investments (Cost $180,969,053) (d) – 101.0%		$179,478,787
Liabilities in Excess of Other Assets – (1.0)%		(1,823,886)

Net Assets – 100.0%		$177,654,901

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities totaled $8,487,261 or 4.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a fixed-to-floating rate bond. The coupon rate is fixed at 5.900% through 12/21/2010. Thereafter, the rate is a variable rate based on the highest rate among the three month U.S. LIBOR and the 10-year and 30-year Constant Maturity Treasury rates. Interest rates stated are those in effect at December 31, 2007.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2007.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $174,077,675)	$172,587,409
Short-term notes	6,891,378
Receivable for fund shares sold	151,256
Accrued interest receivable	2,414,347
Prepaid expenses and other assets	538

Total assets	182,044,928

Liabilities:
Cash overdraft	1,007
Payable for fund shares redeemed	4,271,665
Payable for investment management services	85,596
Payable for compliance services	67
Accrued custody expense	1,604
Accrued professional fees	8,567
Accrued accounting fees	12,664
Accrued printing and filing fees	8,857

Total liabilities	4,390,027

Net assets	$177,654,901

Net assets consist of:
Par value, $1 per share	$15,527,736
Paid-in capital in excess of par value	157,386,788
Accumulated net realized loss on investments	(2,753,787)
Net unrealized depreciation on investments	(1,490,266)
Undistributed net investment income	8,984,430

Net assets	$177,654,901

Shares outstanding	15,527,736

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$11.44

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$10,113,935

Expenses:
Management fees	999,720
Custodian fees	11,277
Directors’ fees	8,357
Professional fees	14,764
Accounting fees	75,717
Printing and filing fees	17,243
Compliance expense	4,507
Other	584

Total expenses	1,132,169

Net investment income	8,981,766

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	37,249
Change in unrealized appreciation/depreciation on investments	(2,435,616)

Net realized/unrealized gain (loss) on investments	(2,398,367)

Change in net assets from operations	$6,583,399

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,981,766	$7,819,874
Net realized gain (loss) on investments	37,249	(522,752)
Change in unrealized appreciation/depreciation on investments	(2,435,616)	(182,739)

Change in net assets from operations	6,583,399	7,114,383

Distributions to shareholders:
Distributions from net investment income	—	(6,237,402)

Capital transactions:
Received from shares sold	39,973,351	35,854,344
Received from dividends reinvested	—	6,237,402
Paid for shares redeemed	(40,020,045)	(10,845,383)

Change in net assets from capital transactions	(46,694)	31,246,363

Change in net assets	6,536,705	32,123,344
Net Assets:
Beginning of year	171,118,196	138,994,852

End of year	$177,654,901	$171,118,196

Undistributed net investment income	$8,984,430	$7,822,368

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$11.03	$10.96	$11.33	$10.70	$10.25
Operations:
Net investment income	0.58	0.55 (a)	0.56 (a)	0.51	0.61
Net realized and unrealized gain (loss) on investments	(0.17)	(0.06)	(0.51)	0.12	0.45

Total from operations	0.41	0.49	0.05	0.63	1.06

Distributions:
Distributions from net investment income	—	(0.42)	(0.42)	—	(0.61)

Net asset value, end of year	$11.44	$11.03	$10.96	$11.33	$10.70

Total return	3.72%	4.44%	0.42%	5.89%	10.46%
Ratios and supplemental data:
Net assets at end of year (millions)	$177.7	$171.1	$139.0	$114.4	$90.3
Ratios to average net assets:
Expenses	0.63%	0.65%	0.68%	0.72%	0.77%
Net investment income	4.99%	4.99%	4.97%	5.22%	5.66%
Portfolio turnover rate	13%	25%	13%	19%	30%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	6.99%
Five year	12.40%
Ten year	1.79%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Omni Portfolio returned 6.99% versus 5.35% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Bond Index.

The 164 basis points of out-performance is the result of three factors. First, the equity component of the Portfolio out-performed the S&P 500 Index. Second, the bond component of the Portfolio under-performed the Merrill Lynch Corporate Master Bond Index. Third, the Portfolio was slightly over-weighted in stocks during the first three quarters of 2007 when stocks did reasonably well, and during the fourth quarter, the allocation to stocks was cut back to a neutral level, when returns from stocks were negative.(1)

Market volatility and uncertainty were prevailing themes affecting the stock and bond markets throughout 2007. The subprime mortgage crisis led to housing market weakness, and concern spread to the broader credit markets. Surging oil prices also continued unabated. Consumer spending remained resilient through most of the year, but by the fourth quarter, retailers and manufacturing began to feel the impact that weak housing and high gasoline prices had on the consumer. Fears of an economic slowdown and possible recession became more pronounced. Job growth also showed signs of deceleration. While inflation remained a concern, the Federal Reserve continued to cut interest rates and signaled that future cuts were likely to continue.

The equity component of the Portfolio had a return of 9.45% for the year, versus 5.49% for the S&P 500 Index. Significant contributors to the out-performance included Apple Inc., up 133% on PC market share gains, and optimism around its iPhone launch and Hess Corp., up 92% benefiting from high oil prices and optimism for oil field discoveries in Brazil and the Gulf of Mexico. Occidental Petroleum Corp. was up 78% also benefiting from surging oil prices. Another out-performer was Agrium, Inc., up 63% on strong commodity pricing, particularly in China and other emerging market countries. Google, Inc. was another out-performer, up 53% on search engine market share gains and mobile search potential.(1)

Detractors to equity performance for the year included several retail and financial stocks. Citigroup, Inc. was down 43% on bridge loans and subprime concerns and Wachovia Corp. was down 30%, also due to credit market exposure. J.C. Penney Co. Inc. and Kohl’s Corp. were down 43% and 21%, respectively, on general weakness in consumer spending, estimate cuts and negative comps. Constellation Brands, Inc. was another detractor, down 28% after the company lowered guidance on weakness in its U.K. division and again as a result of a reduction in U.S. wine distributor inventory.(1)

The industry weightings for the equity component of the Portfolio did not change very much throughout the year. The under-weighting in Consumer Discretionary was maintained and the weighting in Financials was reduced. In Financials, Franklin Resources, Inc. was sold on valuation earlier in the year. Later, Freddie Mac, Capital One Financial Corp., American Express Co. and Merrill Lynch & Co., Inc. were sold due to their high exposure to weakening credit markets and home equity loans. The weighting in Industrials was also decreased in the first half of the year to a substantial under-weight. The weighting in Consumer Staples was increased to a slight over-weighting toward the end of the year.(1)

The bond component of the Portfolio had a return of 2.64%, under-performing the Merrill Lynch U.S. Corporate Master Bond Index. This under-performance in bonds was primarily due to several holdings that were adversely impacted by the downturn in subprime mortgages and its related impact on real estate. These holdings included Residential Capital Corp., Countrywide Financial Corp., Capmark Financial Group Inc., Radian Group, Inc. and Washington Mutual, Inc. Nuveen Investments, Inc. also had a negative effect on performance because it went through a leveraged buy-out. Bonds that performed well included Telecom Italia Capital SA, Post Apartment Homes L.P., Pemex Project Funding Master Trust, Boardwalk Pipelines LLC, Rogers Cable, Inc. and Kimberly-Clark Corp. The duration of the bond portion of the Portfolio was positioned short of the Merrill Lynch Index which marginally disadvantaged performance when Treasury rates declined in the fourth quarter. The bond component of the Portfolio was over-weighted versus the Merrill Lynch Index in cable, electric utilities and REITs, all of which out-performed. The bond portfolio was under-weighted in the banking sector, which under-performed.(1)

The new year has started out with much volatility. The Federal Reserve and the administration are eager to prevent a recession but it does seem apparent that the economy will slow. The market

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

presents relatively low valuations, with the potential across all sectors for earnings volatility and negative surprises. Navigating through these juxtaposed forces will be challenging, as usual. The strategy for the bond component of the Portfolio includes maintaining a duration that is short of the bond index because the yield curve has rallied significantly, increasing the average credit quality of the bond portion of the Portfolio given an unstable economic environment, and swapping into bonds that have change-of-control covenant protection. We will also purchase bonds in defensive sectors, such as consumer products and healthcare.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	70.1
Corporate Bonds (3)	26.5
Repurchase Agreements and Other Net Assets	3.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	2.3
2.	General Electric Co.	2.3
3.	AT&T Inc.	1.9
4.	Agrium, Inc.	1.8
5.	Verizon Communications, Inc.	1.7
6.	Chevron Corp.	1.6
7.	Microsoft Corp.	1.6
8.	Occidental Petroleum Corp.	1.6
9.	American International Group, Inc.	1.5
10.	Unilever NV – ADR	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	21.7
Information Technology	17.2
Health Care	11.5
Consumer Staples	9.8
Consumer Discretionary	8.8
Energy	8.8
Telecommunication Services	6.2
Materials	5.3
Utilities	3.9
Industrials	3.4

96.6

Ohio National Fund, Inc.
Omni Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 70.1%	Shares	Value

CONSUMER DISCRETIONARY – 5.6%
Hotels, Restaurants & Leisure – 1.0%
International Game Technology	14,100	$619,413

Internet & Catalog Retail – 0.4%
Amazon.com Inc. (a)	2,400	222,336

Media – 2.1%
The Walt Disney Co.	12,900	416,412
Viacom, Inc. Class B (a)	19,500	856,440

		1,272,852

Multiline Retail – 1.7%
J.C. Penney Co. Inc.	14,500	637,855
Kohl’s Corp. (a)	9,300	425,940

		1,063,795

Textiles, Apparel & Luxury Goods – 0.4%
Phillips-Van Heusen Corp.	7,400	272,764

TOTAL CONSUMER DISCRETIONARY		3,451,160

CONSUMER STAPLES – 8.3%
Beverages – 4.3%
Fomento Economico Mexicano SAB de CV – ADR	6,900	263,373
Molson Coors Brewing Co. Class B	14,200	733,004
PepsiCo, Inc.	10,700	812,130
The Coca-Cola Co.	13,500	828,495

		2,637,002

Food Products – 2.9%
Bunge Ltd.	1,200	139,692
Kraft Foods, Inc. Class A	24,200	789,646
Unilever NV – ADR	24,700	900,562

		1,829,900

Household Products – 1.1%
The Procter & Gamble Co.	9,400	690,148

TOTAL CONSUMER STAPLES		5,157,050

ENERGY – 7.2%
Oil, Gas & Consumable Fuels – 7.2%
Chevron Corp.	10,600	989,298
Exxon Mobil Corp.	15,500	1,452,195
Hess Corp.	6,900	695,934
Marathon Oil Corp.	5,600	340,816
Occidental Petroleum Corp.	12,500	962,375

TOTAL ENERGY		4,440,618

FINANCIALS – 10.6%
Capital Markets – 4.0%
Morgan Stanley	16,500	876,315
Lehman Brothers Holdings, Inc.	10,600	693,664
The Goldman Sachs Group, Inc.	4,100	881,705

		2,451,684

Commercial Banks – 1.3%
Wachovia Corp.	21,100	802,433

Diversified Financial Services – 3.8%
Bank of America Corp.	18,900	779,814
Citigroup, Inc.	24,800	730,112
JPMorgan Chase & Co.	19,700	859,905

		2,369,831

Insurance – 1.5%
American International Group, Inc.	16,200	944,460

TOTAL FINANCIALS		6,568,408

HEALTH CARE – 10.3%
Biotechnology – 1.5%
Celgene Corp. (a)	1,800	83,178
Human Genome Sciences, Inc. (a)	59,600	622,224
Myriad Genetics, Inc. (a)	4,600	213,532

		918,934

Health Care Equipment & Supplies – 0.5%
Cooper Cos. Inc.	8,000	304,000

Health Care Providers & Services – 2.0%
Cardinal Health, Inc.	14,600	843,150
Community Health Systems, Inc. (a)	11,500	423,890

		1,267,040

Life Sciences Tools & Services – 2.0%
Applera Corp. – Applied Biosystems Group	12,300	417,216
Thermo Fisher Scientific, Inc. (a)	13,900	801,752

		1,218,968

Pharmaceuticals – 4.3%
Johnson & Johnson	12,000	800,400
Mylan Laboratories Inc.	31,500	442,890
Pfizer, Inc.	33,100	752,363
Schering-Plough Corp.	24,700	658,008

		2,653,661

TOTAL HEALTH CARE		6,362,603

INDUSTRIALS – 2.3%
Industrial Conglomerates – 2.3%
General Electric Co.	38,000	1,408,660

TOTAL INDUSTRIALS		1,408,660

INFORMATION TECHNOLOGY – 17.2%
Communications Equipment – 3.4%
Cisco Systems, Inc. (a)	29,300	793,151
Corning, Inc.	28,800	690,912
QUALCOMM, Inc.	15,800	621,730

		2,105,793

Computers & Peripherals – 4.7%
Apple Inc. (a)	3,900	772,512
EMC Corp. (a)	27,800	515,134
Hewlett-Packard Co.	17,300	873,304
International Business Machines Corp.	6,900	745,890

		2,906,840

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 70.1%	Shares	Value

Internet Software & Services – 2.9%
eBay, Inc. (a)	23,600	$783,284
Google, Inc. Class A (a)	1,200	829,776
Yahoo!, Inc. (a)	8,600	200,036

		1,813,096

Semiconductor & Semiconductor Equipment – 4.6%
Applied Materials, Inc.	46,800	831,168
Broadcom Corp. Class A (a)	11,500	300,610
Intel Corp.	33,600	895,776
Maxim Integrated Products, Inc.	30,100	797,048

		2,824,602

Software – 1.6%
Microsoft Corp.	27,500	979,000

TOTAL INFORMATION TECHNOLOGY		10,629,331

MATERIALS – 4.9%
Chemicals – 4.9%
Agrium, Inc.	15,000	1,083,150
Cytec Industries, Inc.	6,900	424,902
Monsanto Co.	6,400	714,816
Rohm & Haas Co.	15,500	822,585

TOTAL MATERIALS		3,045,453

TELECOMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 3.7%
AT&T Inc.	28,400	1,180,304
Verizon Communications, Inc.	24,700	1,079,143

TOTAL TELECOMMUNICATION SERVICES		2,259,447

Total Common Stocks (Cost $41,776,204)		$43,322,730

	Face	Fair
Corporate Bonds – 26.5%	Amount	Value

CONSUMER DISCRETIONARY – 3.2%
Automobiles – 0.4%
Daimler Finance North America LLC 6.500%, 11/15/2013	$250,000	$261,569

Household Durables – 0.3%
Centex Corp. 5.125%, 10/01/2013	250,000	212,147

Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 3.625%, 05/15/2008	250,000	247,500

Media – 1.9%
Clear Channel Communications Inc. 4.250%, 05/15/2009	250,000	237,416
Comcast Corp. 5.875%, 02/15/2018	150,000	149,830
Cox Communications, Inc. 6.750%, 03/15/2011	250,000	262,452
Rogers Cable, Inc. 5.500%, 03/15/2014	250,000	246,642
The Walt Disney Co. 6.200%, 06/20/2014	250,000	266,032

		1,162,372

Multiline Retail – 0.2%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	150,000	141,508

TOTAL CONSUMER DISCRETIONARY		2,025,096

CONSUMER STAPLES – 1.5%
Beverages – 0.2%
Anheuser Busch Cos. Inc. 5.500%, 01/15/2018	150,000	153,426

Food & Staples Retailing – 0.5%
CVS Caremark Corp. 5.750%, 06/01/2017	150,000	151,237
Kroger Co. 6.400%, 08/15/2017	150,000	157,169

		308,406

Food Products – 0.5%
Bunge N.A. Finance LP 5.900%, 04/01/2017	150,000	144,886
Kraft Foods, Inc. 6.500%, 08/11/2017	150,000	155,459

		300,345

Household Products – 0.3%
Kimberly Clark Corp. 6.125%, 08/01/2017	150,000	158,327

TOTAL CONSUMER STAPLES		920,504

ENERGY – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	150,000	152,992
Boardwalk Pipelines LLC 5.500%, 02/01/2017	250,000	248,141
Enterprise Products Operating LP 5.000%, 03/01/2015	150,000	143,495
Valero Energy Corp. 4.750%, 06/15/2013	250,000	242,683
XTO Energy, Inc. 4.900%, 02/01/2014	250,000	243,083

TOTAL ENERGY		1,030,394

FINANCIALS – 11.1%
Capital Markets – 2.6%
Jefferies Group Inc. 5.875%, 06/08/2014	150,000	151,074
Lehman Brothers Holdings, Inc. 5.750%, 05/17/2013	250,000	251,674
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	242,335
Merrill Lynch & Co, Inc. 6.050%, 05/16/2016	150,000	147,624
Morgan Stanley 4.750%, 04/01/2014	250,000	234,523
Nuveen Investments, Inc. 5.500%, 09/15/2015	250,000	173,750

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 26.5%	Amount	Value

Capital Markets (continued)
The Bear Stearns Companies Inc. 5.550%, 01/22/2017	$150,000	$134,663
The Goldman Sachs Group, Inc. 5.150%, 01/15/2014	250,000	247,783

		1,583,426

Commercial Banks – 1.8%
BB&T Corp. 5.200%, 12/23/2015	150,000	143,495
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	250,000	227,633
KeyBank NA 5.700%, 11/01/2017	150,000	147,841
PNC Funding Corp. 5.250%, 11/15/2015	150,000	145,611
RBS Capital Trust III 5.512%, Perpetual (c)	250,000	230,140
Wachovia Capital Trust III 5.800%, Perpetual (c)	250,000	223,544

		1,118,264

Consumer Finance – 1.5%
American General Finance Corp. 5.400%, 12/01/2015	150,000	138,544
Capital One Bank 5.125%, 02/15/2014	250,000	233,126
Discover Financial Services 6.450%, 06/12/2017 (b)	150,000	144,688
HSBC Finance Corp. 6.375%, 11/27/2012	250,000	257,354
SLM Corp. 5.375%, 05/15/2014	150,000	133,535

		907,247

Diversified Financial Services – 1.5%
Bank of America Corp. 5.750%, 08/15/2016	150,000	150,521
Capmark Financial Group Inc. 6.300%, 05/10/2017 (b)	150,000	112,000
Citigroup, Inc. 5.850%, 08/02/2016	150,000	152,551
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	249,338
JPMorgan Chase & Co. 5.150%, 10/01/2015	250,000	241,502

		905,912

Insurance – 1.2%
Assurant, Inc. 5.625%, 02/15/2014	250,000	244,955
Liberty Mutual Group Inc. 5.750%, 03/15/2014 (b)	250,000	254,934
MetLife, Inc. 5.375%, 12/15/2012	250,000	252,249

		752,138

Real Estate Investment Trusts – 1.6%
Colonial Realty L.P. 6.050%, 09/01/2016	150,000	139,356
Duke Realty L.P. 4.625%, 05/15/2013	250,000	237,233
HCP, Inc. 6.000%, 01/30/2017	150,000	141,496
iStar Financial, Inc. 6.000%, 12/15/2010	250,000	227,728
Post Apartment Homes L.P. 5.125%, 10/12/2011	250,000	252,912

		998,725

Thrifts & Mortgage Finance – 0.9%
Countrywide Financial Corp. 5.800%, 06/07/2012	150,000	109,674
Radian Group, Inc. 5.375%, 06/15/2015	250,000	197,003
Residential Capital LLC 8.375%, 06/30/2015	150,000	91,500
Washington Mutual, Inc. 4.625%, 04/01/2014	250,000	195,576

		593,753

TOTAL FINANCIALS		6,859,465

HEALTH CARE – 1.2%
Health Care Equipment & Supplies – 0.2%
Hospira, Inc. 6.050%, 03/30/2017	150,000	150,985

Health Care Providers & Services – 0.3%
WellPoint, Inc. 5.875%, 06/15/2017	150,000	151,292

Pharmaceuticals – 0.7%
Abbott Laboratories 5.600%, 11/30/2017	150,000	154,405
Wyeth 6.950%, 03/15/2011	250,000	266,569

		420,974

TOTAL HEALTH CARE		723,251

INDUSTRIALS – 1.1%
Building Products – 0.2%
Owens Corning Inc. 6.500%, 12/01/2016	150,000	137,586

Industrial Conglomerates – 0.4%
Hutchison Whampoa International Ltd. 6.250%, 01/24/2014 (b)	250,000	260,201

Road & Rail – 0.5%
CSX Corp. 5.600%, 05/01/2017	150,000	144,659
ERAC USA Finance Co. 6.375%, 10/15/2017 (b)	150,000	145,176

		289,835

TOTAL INDUSTRIALS		687,622

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 26.5%	Amount	Value

MATERIALS – 0.4%
Paper & Forest Products – 0.4%
International Paper Co. 5.300%, 04/01/2015	$250,000	$244,365

TOTAL MATERIALS		244,365

TELECOMMUNICATION SERVICES – 2.5%
Diversified Telecommunication Services – 2.1%
AT&T Corp. 7.300%, 11/15/2011	250,000	271,105
Embarq Corp. 6.738%, 06/01/2013	250,000	258,886
Telecom Italia Capital SA 5.250%, 10/01/2015	250,000	243,944
Telefonos de Mexico S.A.B. de C.V. 5.500%, 01/27/2015	250,000	246,744
Verizon Florida, Inc. 6.125%, 01/15/2013	250,000	258,341

		1,279,020

Wireless Telecommunication Services – 0.4%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	250,000	250,759

TOTAL TELECOMMUNICATION SERVICES		1,529,779

UTILITIES – 3.9%
Electric Utilities – 2.8%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	152,422
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	151,522
Nevada Power Co. 5.950%, 03/15/2016	150,000	149,452
Pennsylvania Electric Co. 6.050%, 09/01/2017 (b)	150,000	149,347
Pepco Holdings, Inc. 4.000%, 05/15/2010	250,000	245,826
PSEG Power LLC 5.000%, 04/01/2014	250,000	239,893
Southern Power Co. 4.875%, 07/15/2015	250,000	236,644
Union Electric Co. 6.400%, 06/15/2017	150,000	157,482
Virginia Electric and Power Co. 4.750%, 03/01/2013	250,000	243,200

		1,725,788

Gas Utilities – 0.4%
Spectra Energy Capital LLC 5.500%, 03/01/2014	250,000	249,618

Multi-Utilities – 0.4%
Consumers Energy Co. 6.000%, 02/15/2014	250,000	256,933

Water Utilities – 0.3%
American Water Capital Corp. 6.085%, 10/15/2017 (b)	150,000	149,768

TOTAL UTILITIES		2,382,107

Total Corporate Bonds (Cost $16,957,672)		$16,402,583

	Face	Fair
Repurchase Agreements – 2.9%	Amount	Value

U.S. Bank
3.100% 01/02/2008	$1,807,000	$1,807,000

Repurchase price $1,807,311
Collateralized by:
Federal Home Loan Mortgage Corp.
#G01554 5.000%, 05/01/2033
Fair Value: $1,843,154
Total Repurchase Agreements (Cost $1,807,000)		$1,807,000

Total Investments (Cost $60,540,876) (d) – 99.5%		$61,532,313
Other Assets in Excess of Liabilities – 0.5%		301,590

Net Assets – 100.0%		$61,833,903

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities totaled $1,443,747 or 2.3% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2007.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $58,733,876)	$59,725,313
Repurchase agreements	1,807,000
Cash	1,422
Receivable for securities sold	93,940
Receivable for fund shares sold	137,238
Dividends and accrued interest receivable	271,119
Prepaid expenses and other assets	814

Total assets	62,036,846

Liabilities:
Payable for securities purchased	58,157
Payable for fund shares redeemed	93,975
Payable for investment management services	31,551
Payable for compliance services	67
Accrued custody expense	1,570
Accrued professional fees	8,567
Accrued accounting fees	6,040
Accrued printing and filing fees	3,016

Total liabilities	202,943

Net assets	$61,833,903

Net assets consist of:
Par value, $1 per share	$3,725,091
Paid-in capital in excess of par value	53,322,748
Accumulated net realized gain on investments	3,666,870
Net unrealized appreciation on investments	991,437
Undistributed net investment income	127,757

Net assets	$61,833,903

Shares outstanding	3,725,091

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$16.60

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$982,354
Dividends (net of withholding tax of $2,250)	686,143

Total investment income	1,668,497

Expenses:
Management fees	391,077
Custodian fees	9,334
Directors’ fees	2,986
Professional fees	12,265
Accounting fees	35,470
Printing and filing fees	6,183
Compliance expense	4,507
Other	1,200

Total expenses	463,022

Net investment income	1,205,475

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	5,991,485
Change in unrealized appreciation/depreciation on investments	(2,742,797)

Net realized/unrealized gain (loss) on investments	3,248,688

Change in net assets from operations	$4,454,163

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,205,475	$1,121,885
Net realized gain (loss) on investments	5,991,485	4,986,433
Change in unrealized appreciation/depreciation on investments	(2,742,797)	2,135,108

Change in net assets from operations	4,454,163	8,243,426

Distributions to shareholders:
Distributions from net investment income	(1,077,718)	(837,955)

Capital transactions:
Received from shares sold	3,211,250	4,418,279
Received from dividends reinvested	1,077,718	837,955
Paid for shares redeemed	(12,909,788)	(11,817,923)

Change in net assets from capital transactions	(8,620,820)	(6,561,689)

Change in net assets	(5,244,375)	843,782
Net Assets:
Beginning of year	67,078,278	66,234,496

End of year	$61,833,903	$67,078,278

Undistributed net investment income	$127,757	$283,930

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$15.79	$14.11	$13.05	$12.35	$9.96
Operations:
Net investment income	0.34	0.27	0.25	0.24	0.20
Net realized and unrealized gain (loss) on investments	0.76	1.61	0.99	0.64	2.39

Total from operations	1.10	1.88	1.24	0.88	2.59

Distributions:
Distributions from net investment income	(0.29)	(0.20)	(0.18)	(0.18)	(0.20)

Net asset value, end of year	$16.60	$15.79	$14.11	$13.05	$12.35

Total return	6.99%	13.32%	9.49%	7.11%	26.19%
Ratios and supplemental data:
Net assets at end of year (millions)	$61.8	$67.1	$66.2	$71.4	$66.4
Ratios to average net assets:
Expenses	0.71%	0.71%	0.71%	0.71%	0.71%
Net investment income	1.85%	1.69%	1.66%	1.97%	1.80%
Portfolio turnover rate	143%	178%	180%	240%	177%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	9.45%
Five year	16.42%
Ten year	4.92%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the International Portfolio returned 9.45% versus 16.45% for the current benchmark, the MSCI EAFE Growth Index (Net-USD).

Key driver’s of the Portfolio’s under-performance compared to the MSCI EAFE Growth Index was its Australian under-weight relative to the index and stock selection in Germany. In Australia, the Portfolio’s lack of exposure to names within the Materials sector most significantly impacted performance. In Germany, stock selection was strong overall, but lack of exposure to certain names kept performance from being even stronger. From a sector perspective, stock selection in Information Technology and Consumer Discretionary, as well as the Portfolio’s over-weight in Financials, dragged on performance.(1)

Despite the Portfolio’s lack of exposure to Australian materials names, the Portfolio out-performed the index in the Materials sector on the back of non-Australian names like Companhia Vale Rio Doce of Brazil. In Germany, the Portfolio’s under-weight position in Bayer AG, was a drag on performance as the German materials/healthcare conglomerate gained on the back of a major restructuring program aimed at significantly lowering costs and achieving synergies from the Schering acquisition. The Portfolio was also hurt by lack of exposure to Deutsche Boerse. The German financial services firm, which has been well positioned against the uncertainty in the credit markets, rose sharply as volatility across asset classes led to almost record volumes.(1)

The Portfolio’s relative performance was aided by stock selection in Telecommunication Services and the Portfolio’s relative over-weight in Energy. From a country perspective, the Portfolio’s over-weight in Brazil and strong stock selection in Switzerland and Luxembourg was beneficial. In Telecommunication Services, Millicom International Cellular SA had exceptional performance driven by strong subscriber growth, continued progress on market share development in Latin America (especially in Columbia), and a more aggressive approach to growth in Africa, fueled by increased capital and operating expenditures. In Energy, EnCana Corp., a Canadian natural gas producer, climbed 35.2% on the back of disciplined upstream and downstream growth with minimal cost inflation. Technip, a French oil services company, gained 27.37% as the firm generated strong cash flow capitalizing on its unique ability to offer integrated solutions in its offshore (subsea) business. Transocean Inc., the largest player in the global offshore drilling market, rose 26.38% as a result of strong demand in the deepwater market. In Brazil, Companhia Vale Rio Doce, a Brazilian materials company that produces and sells metals and minerals, gained 116.15% during the reporting period, also benefiting from the commodities boom. Finally, in Switzerland, Nestle SA, one of the largest global fast-moving consumer goods companies, rose 32.3% on strong organic sales growth and margin improvement, and Syngenta AG benefited from strong sales growth in its fungicide division.(1)

The most significant disappointment has been the fact that rate cuts by the U.S. Federal Reserve have been much less effective than anticipated. Despite three cuts since mid-September, the Federal Reserve has not been able to inject sufficient liquidity to stem the tide of the growing credit crisis. While the cuts have helped to reduce rates on some credit card, home-equity and fixed rate mortgage debt, banks have continued to be reluctant to lend to one another. As such, Libor, which usually tracks the Fed Funds rate rather closely, has remained unusually high. This in turn has exacerbated the mortgage crisis, as a significant number of subprime adjustable rate mortgages are tied to Libor. As such, the subprime mortgage crisis has been more persistent and extensive than anticipated.

Furthermore, the spill-over of the subprime mortgage crisis into the credit default swap market is an ongoing cause for concern. As the risk of corporate defaults, especially in the financial services sector, continues to rise, potential loses could be significant.

The U.S. economy has led a sharp slowdown of global Gross Domestic Product (GDP) growth based on the heretofore largely unimagined extent of the subprime mortgage crisis. We expect the world economic slowdown to continue into 2008 as the recent re-pricing of risk has led to a significant tightening in global financial liquidity. It appears that the U.K. has the highest possible chance of entering an outright recession among developed countries, as that country’s real-estate crisis is broadening into the commercial sector.

Slowing economic activity usually means reduced corporate earnings growth and this time should be no different. Although we do not adhere to a scenario of economic decoupling, we do expect the slowdown in earnings growth to be less severe in most foreign developed markets. Although leveraged merger and acquisitions (M&A) activity by private equity interests is slowing dramatically, we expect corporations to utilize their underleveraged balance sheets to make add-on and fill-in acquisitions at more reasonable valuations. Comparatively undemanding valuations of foreign markets and the emergence of sovereign funds as new equity market participants are generally considered positive developments.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Emerging markets have produced stellar performances for several years and the strength of last year’s post-crisis rebound did not disappoint either. As emerging economies are continuing to grow rapidly, a new economic middle-class is beginning to emerge. As a consequence of a rapidly growing middle class, many emerging countries benefit from accelerating domestic spending. This strong domestic demand should offset an external slowdown to a certain extent, contributing to the continued attractiveness of the asset class. However, we are detecting some initial signs of froth in regard to the valuations of some emerging markets.

Consistent with our outlook as outlined above, we are maintaining a significant over-weight position in emerging markets versus the benchmark. Attractive valuations and strong export performance lead us to maintain our over-weight stance in Europe (ex. U.K.). The U.K. and Japan are the largest components of the benchmark, but both feature very slow GDP growth and rapidly weakening corporate earnings growth. As a result, we continue to deemphasize both markets.(1)

The Portfolio maintains over-weight positions in the Information Technology, Telecommunication Services, and Consumer Discretionary sectors, although the extent of these over-weights has been reduced. Significant under-weights are maintained in Materials, Consumer Staples, Utilities and Industrials. In terms of stock selection, we are maintaining our focus on continued quality upgrades, which should in turn provide us with a somewhat more defensive position.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index (Net-USD) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The index presented herein includes the effect of minimum reinvestment of dividends.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	94.2
Preferred Stocks (3)	1.7
Repurchase Agreements and Other Net Assets	4.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

	% of Net Assets

1.	Serco Group plc	2.5
2.	MTN Group Ltd.	2.2
3.	America Movil S.A.B. de C.V., Class L – ADR	2.1
4.	Siemens AG	2.1
5.	Luxottica Group SpA	2.1
6.	InBev NV	2.0
7.	Banco Santander, SA	2.0
8.	ABB Ltd.	2.0
9.	Honda Motor Co. Ltd.	2.0
10.	Nestle SA	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
United Kingdom	13.2
Japan	11.1
Switzerland	7.5
Germany	7.3
Spain	5.1
Italy	5.1
Canada	5.0
Sweden	4.5
Ireland	4.5
Brazil	3.7

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 94.2%	Shares	Value

United Kingdom – 13.2%
Anglo American plc (b) (8)	83,300	$5,056,419
ARM Holdings plc (b) (7)	2,425,380	5,981,576
Autonomy Corp. plc (a) (b) (7)	342,790	6,025,375
Diageo plc (b) (2)	293,310	6,295,960
HSBC Holdings plc (b) (4)	350,000	5,895,574
Rio Tinto plc (b) (8)	53,000	5,577,839
Serco Group plc (b) (6)	1,042,500	9,595,640
Shire plc (b) (5)	306,000	7,036,356

		51,464,739

Japan – 11.1%
Capcom Co., Ltd. (b) (7)	192,100	4,899,094
Fanuc Ltd. (b) (6)	59,400	5,758,718
Honda Motor Co. Ltd. (b) (1)	232,300	7,673,995
Nidec Corp. (b) (7)	84,100	6,076,409
Nikon Corp. (b) (1)	199,000	6,769,645
Taiyo Nippon Sanso Corp. (b) (8)	623,000	5,853,611
Yamada Denki Co. Ltd. (b) (1)	54,500	6,147,885

		43,179,357

Switzerland – 7.5%
ABB Ltd. (6)	268,460	7,740,184
Nestle SA (b) (2)	16,070	7,379,188
Syngenta AG (b) (8)	28,700	7,282,921
Synthes Inc. (b) (5)	55,300	6,875,660

		29,277,953

Germany – 5.6%
Bayer AG (a) (b) (8)	43,000	3,922,310
Gerresheimer AG (a) (b) (5)	80,700	4,519,750
SAP AG (a) (b) (7)	105,500	5,444,189
Siemens AG (b) (6)	50,700	8,028,832

		21,915,081

Spain – 5.1%
Banco Santander, SA (b) (4)	359,700	7,768,788
Indra Sistemas SA (b) (7)	244,350	6,626,705
Telefonica SA (b) (9)	175,000	5,672,851

		20,068,344

Italy – 5.1%
Geox SpA (b) (1)	233,799	4,708,996
Luxottica Group SpA (a) (b) (1)	252,070	8,014,113
UniCredito Italiano SpA (b) (4)	888,180	7,305,634

		20,028,743

Canada – 5.0%
Gildan Activewear, Inc. (a) (1)	164,940	6,788,930
Nexen, Inc. (b) (3)	188,400	6,127,605
Talisman Energy, Inc. (b) (3)	355,480	6,623,717

		19,540,252

Sweden – 4.5%
Hennes & Mauritz AB – Class B (b) (1)	99,700	6,022,439
Rezidor Hotel Group AB (b) (1)	1,059,720	6,370,469
Sandvik AB (b) (6)	304,730	5,225,898

		17,618,806

Ireland – 4.5%
Anglo Irish Bank Corp. plc (b) (4)	441,340	7,075,819
Elan Corp. plc – ADR (a) (5)	181,650	3,992,667
ICON plc (a) (5)	104,400	6,458,184

		17,526,670

Brazil – 3.7%
All America Latina Logistica SA (b) (6)	430,030	5,566,231
Companhia Vale do Rio Doce – ADR (8)	136,800	3,827,664
NET Servicos de Comunicac SA, Preference (a) (b) (1)	430,507	5,248,316

		14,642,211

Hong Kong – 3.1%
China Mobile Hong Kong Ltd. – ADR (9)	66,600	5,785,542
Li & Fung Ltd. (b) (1)	1,534,200	6,116,429

		11,901,971

Taiwan – 3.0%
Delta Electronics, Inc. (b) (7)	1,652,000	5,593,903
Taiwan Semiconductor Manufacturing Co. – ADR (a) (7)	602,060	5,996,518

		11,590,421

France – 2.5%
AXA (b) (4)	148,870	5,935,286
Nexans SA (b) (6)	31,000	3,873,503

		9,808,789

South Korea – 2.5%
Hite Brewery Co., Ltd. (a) (b) (2)	29,300	4,429,845
Samsung Electronics Co., Ltd. (b) (7)	9,100	5,355,330

		9,785,175

South Africa – 2.2%
MTN Group Ltd. (b) (9)	450,000	8,428,353

Mexico – 2.1%
America Movil S.A.B. de C.V., Class L – ADR (9)	131,000	8,042,090

Belgium – 2.0%
InBev NV (b) (2)	95,480	7,937,335

Greece – 1.9%
EFG Eurobank Ergasias SA (b) (4)	207,340	7,276,214

India – 1.7%
Satyam Computer Services Ltd. – ADR (7)	247,100	6,602,512

Poland – 1.5%
Bank Pekao SA (b) (4)	61,530	5,672,002

Norway – 1.3%
Aker Kvaerner ASA (b) (3)	196,240	5,179,271

Finland – 1.3%
Nokia Oyj (b) (7)	127,000	4,878,997

China – 1.3%
Bank of China Ltd. (b) (4)	10,192,000	4,876,184

Netherlands – 1.3%
Qiagen NV (a) (b) (5)	224,000	4,874,257

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 94.2%	Shares	Value

Luxembourg – 1.0%
Millicom International Cellular SA (a) (9)	32,500	$3,833,050

Austria – 0.2%
Palfinger AG (b) (6)	22,778	844,369

Total Common Stocks (Cost $344,634,815)		$366,793,146

		Fair
Preferred Stocks – 1.7%	Shares	Value

Germany – 1.7%
Fresenius AG, Pfd. (b) (5)	78,700	$6,528,471

Total Preferred Stocks (Cost $6,109,642)		$6,528,471

	Face	Fair
Repurchase Agreements – 3.0%	Amount	Value

State Street Bank
1.700% 01/02/2008	$11,461,000	$11,461,000

Repurchase price $11,462,083
Collateralized by:
Federal Home Loan Bank 3.250% 08/15/2008
Fair Value $11,691,858
Total Repurchase Agreements (Cost $11,461,000)		$11,461,000

Total Investments (Cost $362,205,457) (c) – 98.9%		$384,782,617
Other Assets in Excess of Liabilities – 1.1%		4,378,066

Net Assets – 100.0%		$389,160,683

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $314,254,276 or 80.8% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications:

(1)	Consumer Discretionary	16.4%
(2)	Consumer Staples	6.7%
(3)	Energy	4.6%
(4)	Financials	13.3%
(5)	Health Care	10.3%
(6)	Industrials	12.0%
(7)	Information Technology	16.3%
(8)	Materials	8.1%
(9)	Telecommunication Services	8.2%

		95.9%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $350,744,457)	$373,321,617
Repurchase agreements	11,461,000
Cash	61
Foreign currency (Cost $348,304)	348,415
Receivable for securities sold	10,543,699
Receivable for fund shares sold	3,294,851
Dividends and accrued interest receivable	177,055
Prepaid expenses and other assets	4,743

Total assets	399,151,441

Liabilities:
Payable for securities purchased	8,939,407
Payable for fund shares redeemed	739,007
Payable for investment management services	252,634
Payable for compliance services	74
Accrued accounting and custody fees	32,442
Accrued professional fees	8,567
Accrued printing and filing fees	18,627

Total liabilities	9,990,758

Net assets	$389,160,683

Net assets consist of:
Par value, $1 per share	$27,752,316
Paid-in capital in excess of par value	288,750,767
Accumulated net realized gain on investments	48,677,396
Net unrealized appreciation/depreciation on:
Investments	22,577,160
Foreign currency related transactions	60,686
Undistributed net investment income	1,342,358

Net assets	$389,160,683

Shares outstanding	27,752,316

Authorized Fund shares allocated to Portfolio	35,000,000

Net asset value per share	$14.02

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$242,985
Dividends (net of $770,246 foreign taxes withheld)	5,992,624

Total investment income	6,235,609

Expenses:
Management fees	2,898,226
Custodian fees	565,674
Directors’ fees	17,372
Professional fees	19,178
Accounting fees	186,402
Printing and filing fees	38,508
Compliance expense	4,507
Other	5,949

Total expenses	3,735,816

Net investment income	2,499,793

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	50,447,260
Foreign currency contracts	411,620
Other foreign currency related transactions	(1,125,201)
Change in unrealized appreciation/depreciation on:
Investments	(18,456,331)
Foreign currency contracts and other foreign currency related transactions	(391,259)

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	30,886,089

Change in net assets from operations	$33,385,882

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,499,793	$1,552,665
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	49,733,679	22,964,593
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	(18,847,590)	22,249,859

Change in net assets from operations	33,385,882	46,767,117

Distributions to shareholders:
Distributions from net investment income	—	(484,510)

Capital transactions:
Received from shares sold	82,963,061	90,098,900
Received from dividends reinvested	—	484,510
Paid for shares redeemed	(60,146,527)	(16,093,157)

Change in net assets from capital transactions	22,816,534	74,490,253

Change in net assets	56,202,416	120,772,860
Net Assets:
Beginning of year	332,958,267	212,185,407

End of year	$389,160,683	$332,958,267

Undistributed net investment income	$1,342,358	$752,018

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$12.81	$10.76	$9.84	$8.71	$6.60
Operations:
Net investment income	0.09	0.05	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	1.12	2.02	0.87	1.10	2.12

Total from operations	1.21	2.07	0.92	1.13	2.14

Distributions:
Distributions from net investment income	—	(0.02)	—	—	(0.01)
Return of capital distributions	—	—	—	—	(0.02)

Total distributions	—	(0.02)	—	—	(0.03)

Net asset value, end of year	$14.02	$12.81	$10.76	$9.84	$8.71

Total return	9.45%	19.23%	9.40%	12.97%	32.59%
Ratios and supplemental data:
Net assets at end of year (millions)	$389.2	$333.0	$212.2	$123.1	$71.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.99%	1.03%	1.11%	1.11%	1.19%
Net investment income	0.66%	0.58%	0.61%	0.36%	0.67%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.99%	1.03%	1.12%	1.16%	1.24%
Portfolio turnover rate	123%	72%	117%	76%	165%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	3.82%
Five year	13.48%
Ten year	9.35%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Capital Appreciation Portfolio returned 3.82% versus 5.49% for the current benchmark, the S&P 500 Index.

During the first six months of the year, most markets, regardless of investment style, extended their advances. However, the next six months was marred by market volatility and credit market turmoil, resulting from the subprime mortgage contagion. In this environment, growth equities significantly out-performed value equities. The Russell 3000® Growth Index finished the latter half of the year up 2.93%, while the Russell 3000® Value Index finished down 6.62%. In reviewing 2007 in entirety, the performance discrepancy between market caps is also worth mentioning. Large cap stocks out-performed mid caps and small caps. The differential between large caps and small caps was a staggering 734 basis points for the year.

Employment remained essentially healthy through year-end, but slowing economic growth, the prospect of recession in 2008, and the weak housing market caused retail sales to tail off further into the important year-end holiday season. Oil closed 2007 just shy of $100 per barrel, many agricultural commodities hit new cycle highs, and the value of the U.S. dollar fell, fueling inflation concerns.

Energy positions led the Portfolio’s absolute performance and out-performed the market by a wide margin, despite our under-weight in this sector. Although most of our stocks are focused on oil services or international growth rather than being leveraged to the commodity price, the elevated spot price for crude oil benefited the entire sector. Standout performers included National Oilwell Varco, Occidental Petroleum Corp., Schlumberger Ltd., and Range Resources. We remain comfortable with the micro fundamentals of these companies even as we worry about the slowing global economic impact on demand fundamentals for crude.(1)

The Materials sector, across various industries, also made a strong positive impact on absolute performance and was a source of relative gain. Coal producers Massey Energy and Peabody Energy Corp., water chemicals position Nalco Holding Co., container & packaging company Temple Inland, Inc., and aluminum company Alcoa all generated double-digit returns.(1)

While the Consumer Discretionary sector bolstered absolute return and made a sizable contribution to relative gain versus the market, individual positions drove performance. Gains achieved by Discovery Holding Co., Bally Technologies, Liberty Global Inc. and Gemstar-TV Guide International were partially offset by losses in Warner Music Group Corp., Radio One, Inc., and IAC/InterActive. Utilities and Consumer Staples also added to absolute performance, driven by merchant power generation company NRG Energy, Inc. and retail grocery chain The Kroger Co. Industrials finished essentially flat for the year and trailed the broad market. Gains made by Honeywell International, Inc. and Actuant Corp. were offset by JetBlue Airways Corp. and Allied Waste Industries, Inc.(1)

The Information Technology, Health Care, and Telecommunication Services sectors detracted from performance. Individual tech stock disappointments, such as Diebold, Inc., Integrated Device Technology, Inc., and Fair Isaac Corp., resulted in significant relative loss. A bright spot in the tech space was BEA Systems. Within the Health Care space, Amgen, Inc. was the weakest performer.(1)

While the Portfolio’s underexposure and stock selection in Financials resulted in meaningful relative gain, the sector weighed down absolute return. MBIA, Inc., Countrywide Financial Corp., and Downey Financial Corp. all had steep declines. Although they all have valuable franchises that are among the leaders in their respective industries and all trade at discounts to book value, they are all entangled in the credit spiral that has consumed the mortgage and credit markets. We have been very underexposed to the traditional banking and brokerage industries because of the risk that has been embedded in them over the past few years. The Portfolio has sidestepped much of the pain, but the small positions that we have taken during the selloff (each less than 1%) have been in hindsight premature. As of this writing, only Downey Financial Corp. remains an investment in the Portfolio, as Countrywide Financial Corp. and MBIA, Inc., were sold in early January. We remain underinvested in Financials but will keep a lookout for company specific opportunities once we have more visibility on the bottoming of fundamentals. The balance sheets are the critical factor in determining value and the complexity and lack of disclosure make it a tough sector to get your arms around at this juncture. Solid moves by The Charles Schwab Corp., Nuveen Investments, and The Bank of New York Mellon Corp. helped to offset some of the losses.(1)

The five best performers were National Oilwell Varco, Bally Technologies, Occidental Petroleum Corp., Gemstar-TV Guide International, and Schlumberger Ltd. The five worst performers were MBIA, Inc., Radio One, Inc., Warner Music Group Corp.,

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Countrywide Financial Corp., and Xinhua Finance Media Ltd. The top five contributors to absolute return were National Oilwell Varco, Occidental Petroleum Corp., Bally Technologies, Discovery Holding Co., and The Charles Schwab Corp. The bottom five detractors from absolute return were MBIA, Inc., Warner Music Group Corp., Diebold, Inc., JetBlue Airways Corp., and Countrywide Financial Corp.(1)

In the current market environment, where volatility is a factor for stocks across market capitalizations and investment styles, stock selection will ultimately be the key driver for out-performance over market indices. As in 2002 and prior severely negative market environments, turmoil can create tremendous investment opportunities. Our multi-cap benchmark agnostic approach enables us to capitalize on these dislocations and find the hidden gems amongst the rubble. Through our fundamental research, we are identifying new ideas in a variety of sectors that we believe have been overlooked by the market and possess catalysts that we believe will drive value realization. While we may likely already be in a recession, there are a growing number of companies and industry specific investment stories where a weak economic backdrop is already priced into valuations. At present time, many of these stock opportunities are in sectors where we have a long history of investing experience. Furthermore, while we may have ended 2007 with almost half the Portfolio in larger cap stocks fifteen billion and above, incrementally more of our new opportunities are in market caps below that level as certain mid-cap stocks have had considerable price declines. While the economy and market is facing many challenges, we are confident we will continue to prudently craft a robust Portfolio to lead us into the eventual upturn.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	93.6
Convertible Preferred Stocks (3)	0.7
Repurchase Agreements and Other Net Assets	5.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Wyeth	2.3
2.	The Charles Schwab Corp.	2.2
3.	Allied Waste Industries, Inc.	2.2
4.	Microsoft Corp.	2.1
5.	American International Group, Inc.	2.0
6.	Dover Corp.	1.9
7.	Cadbury Schweppes plc	1.8
8.	Abbott Laboratories	1.7
9.	Occidental Petroleum Corp.	1.7
10.	Urban Outfitters, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	20.9
Financials	14.1
Information Technology	12.8
Health Care	12.3
Industrials	9.7
Consumer Staples	8.7
Energy	8.6
Materials	5.3
Telecommunication Services	1.1
Utilities	0.8

94.3

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 93.6%	Shares	Value

CONSUMER DISCRETIONARY – 20.9%
Diversified Consumer Services – 3.4%
Career Education Corp. (a)	72,300	$1,817,622
H&R Block, Inc.	159,800	2,967,486
Weight Watchers International, Inc.	42,300	1,911,114

		6,696,222

Household Durables – 3.0%
Ryland Group, Inc.	113,300	3,121,415
Sony Corp. – ADR	51,700	2,807,310

		5,928,725

Internet & Catalog Retail – 1.4%
IAC/InterActiveCorp (a)	103,900	2,796,988

Media – 8.8%
Comcast Corp. (a)	122,300	2,216,076
Discovery Holding Co. Class A (a)	60,400	1,518,456
Liberty Global Inc. Series C (a)	66,196	2,422,112
Pearson PLC – ADR	209,800	3,037,904
Radio One, Inc. Class D (a)	211,500	501,255
Viacom, Inc. Class B (a)	72,544	3,186,132
Warner Music Group Corp.	253,600	1,536,816
Xinhua Finance Media Ltd. – ADR (a)	130,200	781,200
XM Satellite Radio Holdings, Inc. Class A (a)	174,400	2,134,656

		17,334,607

Specialty Retail – 4.3%
Best Buy Co., Inc.	55,600	2,927,340
The Gap Inc.	113,500	2,415,280
Urban Outfitters, Inc. (a)	120,000	3,271,200

		8,613,820

TOTAL CONSUMER DISCRETIONARY		41,370,362

CONSUMER STAPLES – 8.7%
Food & Staples Retailing – 4.4%
Performance Food Group Co. (a)	95,100	2,555,337
The Kroger Co.	115,800	3,093,018
Wal-Mart Stores, Inc.	64,800	3,079,944

		8,728,299

Food Products – 3.4%
Cadbury Schweppes plc (c)	290,600	3,553,135
ConAgra Foods, Inc.	129,000	3,068,910

		6,622,045

Household Products – 0.9%
Kimberly-Clark Corp.	26,300	1,823,642

TOTAL CONSUMER STAPLES		17,173,986

ENERGY – 8.6%
Energy Equipment & Services – 2.4%
Baker Hughes, Inc.	19,100	1,549,010
Schlumberger Ltd.	31,400	3,088,818

		4,637,828

Oil, Gas & Consumable Fuels – 6.2%
Marathon Oil Corp.	51,100	3,109,946
Newfield Exploration Co. (a)	60,000	3,162,000
Occidental Petroleum Corp.	43,000	3,310,570
Peabody Energy Corp.	43,800	2,699,832

		12,282,348

TOTAL ENERGY		16,920,176

FINANCIALS – 14.1%
Capital Markets – 6.1%
KKR Private Equity Investors LP – RDU (b)	75,200	1,366,491
Lazard Ltd. Class A	50,700	2,062,476
Merrill Lynch & Co., Inc.	29,400	1,578,192
The Bank Of New York Mellon Corp.	56,151	2,737,923
The Charles Schwab Corp.	171,600	4,384,380

		12,129,462

Commercial Banks – 1.5%
Royal Bank of Scotland Group plc (c)	333,172	2,941,734

Insurance – 4.8%
American International Group, Inc.	67,900	3,958,570
Axis Capital Holdings Ltd.	56,600	2,205,702
MBIA, Inc.	36,000	670,680
StanCorp Financial Group, Inc.	54,200	2,730,596

		9,565,548

Real Estate Management & Development – 0.4%
Forestar Real Estate Group Inc. (a)	34,700	818,573

Thrifts & Mortgage Finance – 1.3%
Countrywide Financial Corp.	112,400	1,004,856
Downey Financial Corp.	47,100	1,465,281

		2,470,137

TOTAL FINANCIALS		27,925,454

HEALTH CARE – 11.6%
Biotechnology – 1.3%
Amgen, Inc. (a)	55,600	2,582,064

Health Care Equipment & Supplies – 0.8%
St. Jude Medical, Inc. (a)	38,000	1,544,320

Pharmaceuticals – 9.5%
Abbott Laboratories	60,600	3,402,690
Forest Laboratories, Inc. (a)	68,700	2,504,115
Medicis Pharmaceutical Corp. Class A	66,100	1,716,617
Novartis AG – ADR	44,600	2,422,226
Pfizer, Inc.	82,700	1,879,771
Watson Pharmaceuticals, Inc. (a)	90,200	2,448,028
Wyeth	100,800	4,454,352

		18,827,799

TOTAL HEALTH CARE		22,954,183

INDUSTRIALS – 9.7%
Aerospace & Defense – 0.8%
Honeywell International, Inc.	23,900	1,471,523

Airlines – 1.4%
JetBlue Airways Corp. (a)	215,100	1,269,090
Northwest Airlines Corp. (a)	103,900	1,507,589

		2,776,679

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 93.6%	Shares	Value

Commercial Services & Supplies – 3.6%
Allied Waste Industries, Inc. (a)	393,800	$4,339,676
Waste Management, Inc.	87,000	2,842,290

		7,181,966

Machinery – 3.9%
Actuant Corp. Class A	62,300	2,118,823
Dover Corp.	82,800	3,816,252
Nordson Corp.	31,300	1,814,148

		7,749,223

TOTAL INDUSTRIALS		19,179,391

INFORMATION TECHNOLOGY – 12.8%
Communications Equipment – 2.8%
Corning, Inc.	63,400	1,520,966
Motorola, Inc.	144,200	2,312,968
QUALCOMM, Inc.	41,300	1,625,155

		5,459,089

Computers & Peripherals – 1.0%
Diebold, Inc.	71,200	2,063,376

IT Services – 1.0%
CACI International, Inc. Class A (a)	42,600	1,907,202

Semiconductor & Semiconductor Equipment – 1.1%
Integrated Device Technology, Inc. (a)	184,700	2,088,957

Software – 6.9%
Check Point Software Technologies Ltd. (a)	111,000	2,437,560
Fair Isaac Corp.	88,100	2,832,415
Manhattan Associates, Inc. (a)	89,600	2,361,856
Microsoft Corp.	117,500	4,183,000
Symantec Corp. (a)	115,500	1,864,170

		13,679,001

TOTAL INFORMATION TECHNOLOGY		25,197,625

MATERIALS – 5.3%
Chemicals – 2.2%
E.I. du Pont de Nemours & Co.	62,200	2,742,398
Nalco Holding Co.	67,500	1,632,150

		4,374,548

Containers & Packaging – 2.0%
Smurfit-Stone Container Corp. (a)	217,700	2,298,912
Temple Inland, Inc.	76,800	1,601,280

		3,900,192

Paper & Forest Products – 1.1%
Domtar Corp. (a)	270,800	2,082,452

TOTAL MATERIALS		10,357,192

TELECOMMUNICATION SERVICES – 1.1%
Wireless Telecommunication Services – 1.1%
Sprint Nextel Corp.	126,300	1,658,319
Virgin Mobile USA, Inc. (a)	54,500	484,505

TOTAL TELECOMMUNICATION SERVICES		2,142,824

UTILITIES – 0.8%
Independent Power Producers & Energy Traders – 0.8%
NRG Energy, Inc. (a)	38,300	1,659,922

TOTAL UTILITIES		1,659,922

Total Common Stocks (Cost $182,208,356)		$184,881,115

		Fair
Convertible Preferred Stocks – 0.7%	Shares	Value

HEALTH CARE – 0.7%
Pharmaceuticals – 0.7%
Mylan, Inc. convertible preferred stock, 6.500% fixed dividend rate, 11/15/2010 mandatory conversion date, each share convertible into 58.548 shares of Mylan Inc. common	1,400	$1,422,750

Total Convertible Preferred Stocks (Cost $1,410,340)		$1,422,750

	Face	Fair
Repurchase Agreements – 4.1%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$8,088,000	$8,088,000

Repurchase price $8,089,393
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $8,249,822
Total Repurchase Agreements (Cost $8,088,000)		$8,088,000

Total Investments (Cost $191,706,696) (d) – 98.4%		$194,391,865
Other Assets in Excess of Liabilities – 1.6%		3,243,225

Net Assets – 100.0%		$197,635,090

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

  RDU: Restricted Depository Unit

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2007

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of this security totaled $1,366,491 or 0.7% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $6,494,869 or 3.3% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $183,618,696)	$186,303,865
Repurchase agreements	8,088,000
Cash	458
Receivable for securities sold	4,084,239
Receivable for fund shares sold	3,157,736
Dividends and accrued interest receivable	125,878
Prepaid expenses and other assets	2,664

Total assets	201,762,840

Liabilities:
Payable for securities purchased	3,715,076
Payable for fund shares redeemed	249,251
Payable for investment management services	131,227
Payable for compliance services	67
Accrued custody expense	2,217
Accrued professional fees	8,567
Accrued accounting fees	11,572
Accrued printing and filing fees	9,773

Total liabilities	4,127,750

Net assets	$197,635,090

Net assets consist of:
Par value, $1 per share	$9,663,497
Paid-in capital in excess of par value	158,424,090
Accumulated net realized gain on investments	26,771,511
Net unrealized appreciation on investments	2,685,169
Undistributed net investment income	90,823

Net assets	$197,635,090

Shares outstanding	9,663,497

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$20.45

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$203,536
Dividends (net of withholding tax of $7,147)	2,660,427

Total investment income	2,863,963

Expenses:
Management fees	1,703,376
Custodian fees	14,933
Directors’ fees	10,104
Professional fees	15,699
Accounting fees	73,666
Printing and filing fees	21,030
Compliance expense	4,507
Other	3,880

Total expenses	1,847,195

Net investment income	1,016,768

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	27,766,488
Foreign currency related transactions	9,707
Change in unrealized appreciation/depreciation on investments	(18,903,998)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	8,872,197

Change in net assets from operations	$9,888,965

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,016,768	$1,284,582
Net realized gain (loss) on investments and foreign currency related transactions	27,776,195	15,758,034
Change in unrealized appreciation/depreciation on investments	(18,903,998)	13,206,529

Change in net assets from operations	9,888,965	30,249,145

Distributions to shareholders:
Distributions from net investment income	(919,601)	(973,184)

Capital transactions:
Received from shares sold	17,898,192	33,962,491
Received from dividends reinvested	919,601	973,184
Paid for shares redeemed	(52,658,929)	(11,317,621)

Change in net assets from capital transactions	(33,841,136)	23,618,054

Change in net assets	(24,871,772)	52,894,015
Net Assets:
Beginning of year	222,506,862	169,612,847

End of year	$197,635,090	$222,506,862

Undistributed net investment income	$90,823	$319,148

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$19.79	$17.08	$16.31	$14.55	$11.09
Operations:
Net investment income	0.11	0.12	0.08	0.08	0.03
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.65	2.68	0.78	1.74	3.46

Total from operations	0.76	2.80	0.86	1.82	3.49

Distributions:
Distributions from net investment income	(0.10)	(0.09)	(0.09)	(0.06)	(0.03)

Net asset value, end of year	$20.45	$19.79	$17.08	$16.31	$14.55

Total return	3.82%	16.37%	5.27%	12.50%	31.52%
Ratios and supplemental data:
Net assets at end of year (millions)	$197.6	$222.5	$169.6	$129.4	$109.5
Ratios to average net assets:
Expenses	0.84%	0.85%	0.88%	0.91%	0.95%
Net investment income	0.46%	0.64%	0.60%	0.54%	0.25%
Portfolio turnover rate	69%	80%	86%	100%	108%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	26.03%
Five year	15.63%
Ten year	8.69%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Millennium Portfolio returned 26.03% versus 7.05% for the current benchmark, the Russell 2000 Growth Index.

Security selection was the key driver of Portfolio performance and was additive across most of the Portfolio. In 2007, large- and mid-cap shares outpaced smaller issues while growth style results outpaced value across the capitalization spectrum, the first time since 1999. As the subprime issues continued to work their way through the system, Financials, a large percentage of the value indices, was among the weakest performing sectors for the year. Another weak performing sector for the year was Consumer Discretionary as concerns grew throughout the year regarding the financial health of the U.S. Consumer.

Despite the fact that Consumer Discretionary was among the worst performing sectors for the year, our holdings continued to be the largest contributor to relative performance as several themes in the Portfolio did well in 2007 such as: secondary education (Capella Education Company), video games (GameStop Corp.), and hotels & leisure (Orient-Express Hotels Ltd.). Holdings within Information Technology also were additive to relative performance. Names that did well in this area included specialized software provider Concur Technologies, Inc., which provides corporate expense management software. In addition, aQuantive, Inc. which was acquired by Microsoft in the first part of the year was also a top contributor. In terms of specific stock under-performers year-to-date, People Support, an outsourcing services company, lowered guidance and was sold from the Portfolio. Other weak performers included: I2 Technologies Inc. and ValueClick Inc. Both companies missed earnings with weakening outlooks and were sold from the Portfolio.(1)

Another strong contributor to relative performance was our holdings within the Industrials sector. Names within our aviation theme such as: BE Aerospace, Inc., CAE, Inc. and Heico Corp. were all top performers in this area.(1)

Another weak sector, Financials, was an area of additive stock selection. Names that did well in this sector were those that were more immune to the subprime implications such as GFI Group, Inc. a provider of brokerage services and data analytics to institutional clientele. Another name that did well within Financials was ProAssurance Corp., a company that provides liability insurance for professionals within the medical arena.(1)

Energy holdings were also an area of strength in the Portfolio with oil & gas drilling and exploration, companies performing particularly well for the year such as Arena Resources, Inc. and Core Laboratories N.V.(1)

Equity market returns for the year 2007 were for the most part positive and volatility was on an up-tick for much of the year as subprime issues continued to unfold throughout the year. As volatility increased, companies that exhibit earnings quality, which is what we seek to identify in our process, continue to be rewarded in the marketplace. This type of environment serves our quality focus well. We continue to believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing environment will be rewarded as investors will pay up for this attribute. This was the case for much of 2007 and we believe that this will continue to be the backdrop for adding value in 2008.

In terms of sectors, the Portfolio continues to be over-weight in Consumer Discretionary with niche areas such as video games, secondary education and hotels and lodging being areas of focus. Industrials also remain an over-weight. Energy and Information Technology are relatively neutral weighted. Health Care, Materials and Consumer Staples sectors remain an under-weight.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	97.8
Repurchase Agreements and Other Net Assets	2.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Heico Corp.	3.2
2.	SBA Communications Corp. Class A	2.9
3.	Service Corp. International	2.9
4.	CAE, Inc.	2.8
5.	Wright Medical Group, Inc.	2.4
6.	Equinix, Inc.	2.3
7.	JA Solar Holdings Co. Ltd. – ADR	2.2
8.	Arena Resources, Inc.	2.2
9.	FTI Consulting, Inc.	2.2
10.	VCA Antech, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Industrials	23.4
Consumer Discretionary	21.3
Information Technology	20.1
Health Care	15.3
Energy	7.6
Financials	3.0
Telecommunication Services	2.9
Materials	2.2
Consumer Staples	2.0

97.8

Ohio National Fund, Inc.
Millennium Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.8%	Shares	Value

CONSUMER DISCRETIONARY – 21.3%
Distributors – 1.3%
LKQ Corp. (a)	42,200	$887,044

Diversified Consumer Services – 8.6%
American Public Education Inc. (a)	15,200	635,056
Capella Education Company (a)	20,800	1,361,568
Service Corp. International	145,100	2,038,655
Steiner Leisure Ltd. (a)	19,400	856,704
Strayer Education, Inc.	7,200	1,228,176

		6,120,159

Hotels, Restaurants & Leisure – 8.7%
Bally Technologies, Inc. (a)	25,300	1,257,916
Ctrip.com International Ltd. – ADR	14,500	833,315
Morgans Hotel Group Co. (a)	53,300	1,027,624
Orient-Express Hotels Ltd. Class A	24,100	1,386,232
Vail Resorts, Inc. (a)	14,100	758,721
WMS Industries, Inc. (a)	25,550	936,152

		6,199,960

Specialty Retail – 2.7%
Dick’s Sporting Goods, Inc. (a)	26,300	730,088
GameStop Corp. Class A (a)	19,600	1,217,356

		1,947,444

TOTAL CONSUMER DISCRETIONARY		15,154,607

CONSUMER STAPLES – 2.0%
Food Products – 2.0%
Chiquita Brands International, Inc. (a)	32,700	601,353
Diamond Foods, Inc.	38,100	816,483

TOTAL CONSUMER STAPLES		1,417,836

ENERGY – 7.6%
Energy Equipment & Services – 2.6%
Core Laboratories N.V. (a)	8,000	997,760
Hornbeck Offshore Services, Inc. (a)	19,200	863,040

		1,860,800

Oil, Gas & Consumable Fuels – 5.0%
Alpha Natural Resources, Inc. (a)	31,500	1,023,120
Arena Resources, Inc. (a)	37,400	1,559,954
Carrizo Oil & Gas, Inc. (a)	16,900	925,275

		3,508,349

TOTAL ENERGY		5,369,149

FINANCIALS – 3.0%
Capital Markets – 1.6%
GFI Group, Inc. (a)	11,400	1,091,208

Insurance – 1.4%
ProAssurance Corp. (a)	18,500	1,016,020

TOTAL FINANCIALS		2,107,228

HEALTH CARE – 15.3%
Biotechnology – 2.7%
Myriad Genetics, Inc. (a)	17,900	830,918
United Therapeutics Corp. (a)	11,200	1,093,680

		1,924,598

Health Care Equipment & Supplies – 2.4%
Wright Medical Group, Inc. (a)	57,700	1,683,109

Health Care Providers & Services – 4.7%
Bio-Reference Labs, Inc. (a)	25,300	826,804
HMS Holdings Corp. (a)	30,400	1,009,584
VCA Antech, Inc. (a)	33,500	1,481,705

		3,318,093

Health Care Technology – 2.9%
Eclipsys Corp. (a)	47,500	1,202,225
Omnicell, Inc. (a)	30,900	832,137

		2,034,362

Life Sciences Tools & Services – 2.6%
ICON plc – ADR (a)	17,100	1,057,806
Techne Corp. (a)	12,500	825,625

		1,883,431

TOTAL HEALTH CARE		10,843,593

INDUSTRIALS – 23.4%
Aerospace & Defense – 8.4%
BE Aerospace, Inc. (a)	18,600	983,940
CAE, Inc.	150,800	2,016,196
DynCorp International, Inc. (a)	25,400	682,752
Heico Corp.	41,900	2,282,712

		5,965,600

Commercial Services & Supplies – 6.4%
Cornell Companies, Inc. (a)	53,300	1,242,956
FTI Consulting, Inc. (a)	25,000	1,541,000
GeoEye, Inc. (a)	23,000	773,950
The GEO Group Inc. (a)	35,000	980,000

		4,537,906

Electrical Equipment – 3.3%
EnerSys (a)	30,600	763,776
JA Solar Holdings Co. Ltd. – ADR (a)	22,700	1,584,687

		2,348,463

Machinery – 2.5%
Actuant Corp. Class A	18,000	612,180
Axsys Technologies, Inc. (a)	32,500	1,191,125

		1,803,305

Marine – 1.4%
Kirby Corp. (a)	21,900	1,017,912

Transportation Infrastructure – 1.4%
Grupo Aeroportuario del Sureste SAB de CV – ADR	15,700	961,154

TOTAL INDUSTRIALS		16,634,340

INFORMATION TECHNOLOGY – 20.1%
Electronic Equipment & Instruments – 1.5%
Flir Systems, Inc. (a)	34,900	1,092,370

Internet Software & Services – 8.3%
Equinix, Inc. (a)	16,400	1,657,548
GigaMedia Ltd. (a)	44,300	830,625
Mercadolibre, Inc. (a)	15,200	1,122,976

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.8%	Shares	Value

Internet Software & Services (continued)
Omniture, Inc. (a)	34,700	$1,155,163
Vocus, Inc. (a)	32,200	1,111,866

		5,878,178

IT Services – 1.1%
Cybersource Corp. (a)	45,100	801,427

Semiconductor & Semiconductor Equipment – 2.0%
Atheros Communications, Inc. (a)	24,800	757,392
Varian Semiconductor Equipment Associates, Inc. (a)	17,550	649,350

		1,406,742

Software – 7.2%
ANSYS, Inc. (a)	18,800	779,448
Concur Technologies, Inc. (a)	23,800	861,798
Nuance Communications, Inc. (a)	61,600	1,150,688
Solera Holdings, Inc. (a)	30,300	750,834
Taleo Corp. (a)	25,500	759,390
Ultimate Software Group, Inc. (a)	26,200	824,514

		5,126,672

TOTAL INFORMATION TECHNOLOGY		14,305,389

MATERIALS – 2.2%
Chemicals – 1.0%
Calgon Carbon Corp. (a)	45,500	722,995

Metals & Mining – 1.2%
AMCOL International Corp.	23,700	853,911

TOTAL MATERIALS		1,576,906

TELECOMMUNICATION SERVICES – 2.9%
Wireless Telecommunication Services – 2.9%
SBA Communications Corp. Class A (a)	60,600	2,050,704

TOTAL TELECOMMUNICATION SERVICES		2,050,704

Total Common Stocks (Cost $56,942,347)		$69,459,752

	Face	Fair
Repurchase Agreements – 2.0%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$1,455,000	$1,455,000

Repurchase price $1,455,251
Collateralized by: Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $1,484,111
Total Repurchase Agreements (Cost $1,455,000)		$1,455,000

Total Investments (Cost $58,397,347) (b) – 99.8%		$70,914,752
Other Assets in Excess of Liabilities – 0.2%		137,578

Net Assets – 100.0%		$71,052,330

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $56,942,347)	$69,459,752
Repurchase agreements	1,455,000
Cash	2,206
Receivable for fund shares sold	242,640
Dividends and accrued interest receivable	18,357
Prepaid expenses and other assets	824

Total assets	71,178,779

Liabilities:
Payable for securities purchased	43,663
Payable for fund shares redeemed	17,509
Payable for investment management services	47,418
Payable for compliance services	67
Accrued custody expense	1,402
Accrued professional fees	8,567
Accrued accounting fees	4,526
Accrued printing and filing fees	3,297

Total liabilities	126,449

Net assets	$71,052,330

Net assets consist of:
Par value, $1 per share	$2,826,955
Paid-in capital in excess of par value	74,453,812
Accumulated net realized loss on investments	(18,745,881)
Net unrealized appreciation on investments	12,517,405
Net unrealized appreciation on foreign currency related transactions	39

Net assets	$71,052,330

Shares outstanding	2,826,955

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$25.13

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$22,435
Dividends (net of withholding tax of $1,209)	102,492

Total investment income	124,927

Expenses:
Management fees	526,122
Custodian fees	6,823
Directors’ fees	3,001
Professional fees	12,260
Accounting fees	25,791
Printing and filing fees	6,358
Compliance expense	4,507
Other	1,168

Total expenses	586,030

Net investment loss	(461,103)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	8,867,058
Foreign currency related transactions	126
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	6,632,410

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	15,499,594

Change in net assets from operations	$15,038,491

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(461,103)	$(400,823)
Net realized gain (loss) on investments and foreign currency related transactions	8,867,184	1,774,936
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	6,632,410	3,488,977

Change in net assets from operations	15,038,491	4,863,090

Capital transactions:
Received from shares sold	10,902,795	2,336,483
Paid for shares redeemed	(17,478,958)	(15,986,311)

Change in net assets from capital transactions	(6,576,163)	(13,649,828)

Change in net assets	8,462,328	(8,786,738)
Net Assets:
Beginning of year	62,590,002	71,376,740

End of year	$71,052,330	$62,590,002

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$19.94	$18.57	$18.57	$16.74	$12.16
Operations:
Net investment loss	(0.16)	(0.13)	(0.10)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	5.35	1.50	0.10	1.95	4.68

Total from operations	5.19	1.37	—	1.83	4.58

Net asset value, end of year	$25.13	$19.94	$18.57	$18.57	$16.74

Total return	26.03%	7.38%	0.00%	10.93%	37.66%
Ratios and supplemental data:
Net assets at end of year (millions)	$71.1	$62.6	$71.4	$89.0	$93.0
Ratios to average net assets:
Expenses	0.89%	0.89%	0.90%	0.91%	0.95%
Net investment loss	(0.70)%	(0.59)%	(0.53)%	(0.64)%	(0.71)%
Portfolio turnover rate	156%	219%	179%	104%	128%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Objective/Strategy

The International Small Company Portfolio seeks to provide long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	17.48%
Five year	28.93%
Ten year	12.41%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the International Small Company Portfolio returned 17.48% versus 7.99% for the current benchmark, the S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index.

The Portfolio remains well-diversified amongst its holdings. However, the Industrials and Materials sectors’ investments were over-weighted relative to the benchmark. The most significant changes to the Portfolio’s holdings were: 1) a further reduction in Japanese small cap exposure from the previous year, and 2) new investments in Malaysian small companies. The Japanese small cap market marked another year of significant under-performance losing 11.76% for the year as represented by the S&P/Citigroup Japan EMI Growth Index. Malaysian investments had positive contribution to the Portfolio’s performance this year, gaining 10.50%.(1)

International small caps, as measured by the EMI Index, had another good year of performance. Despite higher oil and commodity prices, international small companies continued to grow their revenues and earnings. On a regional basis, Asia, ex-Japan, small cap stocks had the best relative performance of all small cap regional markets (all figures in U.S. dollars) as the S&P/Citigroup Asia Pacific ex-Japan EMI Growth Index gained 38.8% in 2007. The S&P/Citigroup Europe EMI Growth Index returned 5.91%. The S&P/Citigroup Canada EMI Growth Index returned 26.99%.

Foreign currencies appreciated against the U.S. dollar with the Federal Reserve cutting interest rates on increasing concern of a U.S. economic slowdown and the subprime mortgage credit crisis. The euro appreciated 10.5%, the yen rose 6.2%, and the Canadian dollar appreciated 14.4% against the U.S. dollar during the reporting period.

Key drivers of the Portfolio’s positive performance came from the strong returns and over-weight relative investments in Industrials and Materials (i.e., nitrogen, copper, zinc, etc.). Individual stocks that contributed to the Portfolio’s performance (all total returns in U.S. dollars) included: Agrium, Inc. (2.6% of net assets), a Canadian producer and retailer of fertilizer and compounds, which gained 131.8% during the period. Agrium, Inc. benefited from rising fertilizer demand and higher crop prices during the year. Preliminary annual price negotiations seem to indicate that fertilizer prices will rise substantially in 2008. EVS Broadcast Equipment SA is a Belgium company that manufactures professional broadcast equipment, primarily for sports coverage. Its stock gained 106.2% during the period. The company reported good sales and earnings growth throughout the year. The management revised their sales forecasts to be 10% greater than the previous year with a very strong order book to support the change. Q-Cells AG, a German solar cell manufacturer, gained 217.6% during the reporting period. Supported by strong global demand for alternative energy, the company’s sales are forecasted to grow by 54% in 2008. More importantly however, the company has been able to secure future supply of polysilicon for its solar cell production in light of expected shortage of the material.(1)

The Portfolio’s relative performance was hurt by its relative under-weights and weaker investments in South Korea, Hong Kong, and Australia. On a broader basis, weaker relative performance was delivered by investments in Health Care and Energy. Stocks that held back performance included Neopost SA, a French maker of mailroom equipment that fell at the end of the year after the company unexpectedly guided sales expectations lower on slowing business in the U.S. The stock finished down 17.9% for the year. Vueling Airlines SA, a Spanish-based discount airline, was embroiled in a heated fare war with its competitors citing “ultra-competitive” prices. The stock lost 49.6% while held in 2007. The company pared down expansion plans as financial losses widened. EganaGoldpfeil Holdings Ltd. is a Hong Kong-based jewelry and timepieces manufacturer. The stock dropped 76.8% during the holding period. The sudden collapse emerged from news that a company officer was charged by Hong Kong’s anti-corruption authority for activities at a previous company. The company is also being investigated for non-compliance with accounting principles.(1)

The depreciation of the U.S. dollar positively impacted the Portfolio’s performance as the Portfolio’s assets held in foreign currencies were unhedged and worth more when converted back to U.S. dollars. We look for the dollar to continue its decline against major foreign currencies.

As the U.S. economy cools down, we will continue to monitor our exposure to economic sensitive sectors, namely Industrials, Materials, and Consumer Discretionary. Japanese small caps continue to lag the broader markets and fundamentally do not indicate significant growth at this time.(1)

The investment opportunity in this environment is to minimize, if not avoid, exposure to the U.S. economy. With a global economy and trade, this is best done with foreign small companies that derive most of their revenues from the local economy or region insulating them from the U.S. environment. Europe and emerging markets continue to exhibit areas of continuing earnings growth.

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

We continue to be selective in the Materials and Energy sectors, especially as the current oil price environment continues to suggest further spending in exploration and discovery.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each companys relative position on a growth-value continuum. The S&P/Citigroup Extended Market (EMI) Growth World Ex-U.S. Index reflects each companys available market capitalization weighted by its growth probability. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	95.9
Repurchase Agreements Less Net Liabilities	4.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Agrium, Inc.	2.6
2.	K+S AG	2.0
3.	Q-Cells AG	2.0
4.	Indra Sistemas SA	1.7
5.	Gildan Activewear, Inc.	1.6
6.	Boskalis Westminster NV	1.6
7.	Umicore	1.5
8.	Gamesa Corp. Tecnologica SA	1.5
9.	Haulotte Group	1.4
10.	EVS Broadcast Equipment SA	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
Germany	9.9
Spain	9.4
United Kingdom	9.0
Canada	8.5
Singapore	7.7
France	7.5
Switzerland	4.9
Malaysia	4.8
Italy	4.2
Netherlands	3.6

Ohio National Fund, Inc.
International Small Company Portfolio

Schedule of Investments	December 31, 2007

Common Stocks – 95.9%	Shares	Fair Value

Germany – 9.9%
Arques Industries AG (b) (4)	24,661	$823,419
Bauer AG (b) (6)	9,793	684,770
Demag Cranes AG (b) (6)	13,934	587,170
K+S AG (b) (8)	9,441	2,270,870
MTU Aero Engines Holding AG (b) (6)	20,618	1,179,209
Q-Cells AG (a) (b) (6)	15,898	2,261,944
SGL Carbon AG (a) (b) (6)	26,231	1,419,737
Solarworld AG (b) (6)	21,000	1,264,350
Stada Arzneimittel AG (b) (5)	11,520	713,348

		11,204,817

Spain – 9.4%
Abengoa SA (6)	34,581	1,219,784
Gamesa Corp. Tecnologica SA (b) (6)	36,593	1,693,178
General de Alquiler de Maquinaria (a) (b) (6)	39,000	1,269,322
Grifols SA (b) (5)	48,687	1,092,916
Indra Sistemas SA (b) (7)	69,134	1,874,895
Laboratorios Almirall SA (a) (b) (5)	32,787	718,263
Obrascon Huarte Lain, SA (b) (6)	22,696	763,006
Sol Melia SA (b) (1)	29,652	445,812
Tecnicas Reunidas SA (b) (6)	12,839	821,008
Tubacex (b) (8)	79,700	773,638

		10,671,822

United Kingdom – 9.0%
Ashtead Group plc (b) (6)	188,555	312,255
Autonomy Corp. plc (a) (b) (7)	69,912	1,228,875
Charter plc (a) (b) (6)	73,819	1,162,837
CSR plc (a) (b) (7)	65,589	779,823
easyJet plc (a) (b) (6)	65,823	799,499
Fenner plc (b) (6)	99,547	483,094
Game Group plc (b) (1)	261,832	1,296,234
Hunting plc (b) (3)	33,457	469,954
John Wood Group plc (b) (3)	157,187	1,351,526
Punch Taverns plc (b) (1)	34,302	522,029
Southern Cross Healthcare Ltd. (b) (5)	93,339	978,334
William Hill plc (b) (1)	32,774	342,423
Wolfson Microelectronics plc (a) (b) (7)	92,500	382,019

		10,108,902

Canada – 8.5%
Agrium, Inc. (b) (8)	40,000	2,904,706
Gildan Activewear, Inc. (a) (1)	45,154	1,858,539
HudBay Minerals, Inc. (a) (b) (8)	30,700	606,566
Industrial Alliance Insurance and Financial Services Co. (b) (4)	16,782	724,026
Lundin Mining Corp. (a) (b) (8)	65,166	629,904
Migao Corp. (a) (b) (8)	120,100	1,409,147
SNC-Lavalin Group, Inc. (b) (6)	19,518	952,020
TSX Group, Inc. (b) (4)	9,800	524,282

		9,609,190

Singapore – 7.7%
China Energy Ltd. (a) (b) (8)	932,000	789,266
China XLX Fertiliser Ltd. (a) (b) (8)	1,473,000	1,100,922
Cosco Corp Singapore Ltd. (b) (6)	274,000	1,081,732
FJ Benjamin Holdings Ltd. (b) (1)	1,662,000	715,617
Labroy Marine Ltd. (b) (6)	715,000	1,402,081
Raffles Education Corp. Ltd. (b) (1)	569,000	1,194,007
SembCorp Marine Ltd. (b) (6)	520,800	1,440,687
Swiber Holdings, Ltd. (a) (b) (3)	405,000	952,135

		8,676,447

France – 7.5%
Business Objects SA – ADR (a) (7)	18,600	1,132,740
Carbone Lorraine (a) (b) (6)	14,728	1,015,945
Haulotte Group (b) (6)	51,229	1,533,388
Ipsen SA (b) (5)	18,970	1,143,970
Neopost SA (b) (7)	12,428	1,280,259
Nexans SA (a) (b) (6)	4,651	581,150
UBISOFT Entertainment SA (a) (b) (7)	13,228	1,342,878
Zodiac SA (b) (6)	7,300	466,684

		8,497,014

Switzerland – 4.9%
Actelion Ltd. (a) (b) (5)	23,365	1,067,337
Geberit AG (b) (6)	6,050	824,110
Lindt & Spruengli AG (b) (2)	158	544,393
Panalpina Welttransport Holding AG (b) (6)	6,666	1,156,609
Partners Group (a) (b) (4)	8,765	1,168,563
Sulzer AG (b) (6)	496	729,396

		5,490,408

Malaysia – 4.8%
Kuala Lumpur Kepong Bhd (b) (2)	198,600	1,037,613
Mah Sing Group Bhd (b) (4)	1,290,000	743,331
Malaysian Resources Corp. (a) (b) (6)	1,271,000	966,821
SP Setia Berhad Group (a) (b) (4)	438,300	654,681
YTL Power International, Bhd (a) (b) (9)	24,946	20,367
YTL Corp., Bhd (a) (b) (9)	374,200	889,271
Zelan Bhd (b) (6)	671,000	1,096,008

		5,408,092

Italy – 4.2%
Davide Campari – Milano SpA (b) (2)	54,450	518,879
Ducati Motor Holding SpA (a) (b) (1)	443,412	932,716
ERG SpA (b) (3)	36,219	681,088
Geox SpA (b) (1)	61,612	1,240,941
Prysmian SpA (a) (b) (6)	37,477	927,399
Tod’s SpA (b) (1)	7,053	493,761

		4,794,784

Netherlands – 3.6%
Arcadis NV (b) (6)	8,176	565,439
Boskalis Westminster NV (b) (6)	28,953	1,753,775
Fugro NV (b) (3)	16,384	1,265,382
SBM Offshore NV (b) (3)	15,204	479,351

		4,063,947

Bermuda – 3.4%
Aquarius Platinum Ltd. (b) (8)	75,000	857,740
Central European Media Enterprises Ltd., Class A (a) (1)	3,900	452,322
China Hongxing Sports Ltd. (b) (1)	1,260,000	826,869

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Schedule of Investments	December 31, 2007

Common Stocks – 95.9%	Shares	Fair Value

Bermuda (continued)
Synear Food Holdings Ltd. (a) (b) (2)	686,000	$793,109
Vostok Gas Ltd. – SDR (a) (b) (3)	11,000	889,376

		3,819,416

Belgium – 3.3%
Bekaert NV (b) (6)	3,936	528,518
EVS Broadcast Equipment SA (b) (7)	12,895	1,503,440
Umicore (b) (8)	7,028	1,741,563

		3,773,521

Japan – 2.7%
Capcom Co., Ltd. (b) (7)	30,200	770,186
Dena Co. Ltd. (b) (1)	162	770,686
Mori Seiki Co. (b) (6)	19,700	372,724
Square Enix Co. Ltd. (b) (7)	36,200	1,102,105

		3,015,701

Austria – 1.9%
Andritz AG (b) (6)	20,217	1,214,477
Boehler-Uddeholm AG (b) (8)	9,667	975,598

		2,190,075

Hong Kong – 1.8%
Great Eagle Holdings (b) (4)	318,000	1,176,439
Hengan International Group Co. Ltd. (b) (2)	184,000	817,834

		1,994,273

South Korea – 1.7%
Hite Brewery Co. Ltd. (a) (b) (2)	6,714	1,015,085
MegaStudy Co. Ltd. (a) (b) (1)	3,117	886,328

		1,901,413

Thailand – 1.4%
Banpu PCL – NVDR (b) (3)	96,300	1,129,637
Thoresen Thai Agencies PCL (b) (6)	334,400	469,063

		1,598,700

Finland – 1.4%
Konecranes Oyj (b) (6)	15,950	543,328
Nokian Renkaat Oyj (b) (1)	28,300	982,452

		1,525,780

Cayman Islands – 1.3%
China Medical Technologies, Inc. – ADR (5)	10,600	470,534
KWG Property Holding Ltd. (a) (b) (4)	671,500	977,942

		1,448,476

China – 1.2%
China Dongxiang Group Co. (a) (b) (1)	662,000	492,421
E-House China Holdings Ltd. – ADR (a) (4)	5,400	128,682
Giant Interactive Group, Inc. – ADR (a) (7)	60,400	783,992

		1,405,095

Cyprus – 1.1%
Bank of Cyprus Public Co. Ltd. (b) (4)	44,342	801,586
ProSafe SE (b) (3)	27,780	480,609

		1,282,195

Ireland – 1.0%
ICON plc (a) (5)	9,800	606,228
Kingspan Group (b) (6)	32,201	484,136

		1,090,364

Sweden – 0.9%
Getinge AB Class B (b) (5)	16,311	436,071
Rezidor Hotel Group AB (b) (1)	103,000	619,181

		1,055,252

Israel – 0.9%
Nice Systems Ltd. – ADR (a) (7)	28,400	974,688

Norway – 0.6%
Fred Olsen Energy ASA (b) (3)	11,550	627,355

Brazil – 0.5%
NET Servicos de Comunicac SA, Preference (a) (b) (1)	49,709	606,003

Australia – 0.5%
Paladin Energy Ltd. (a) (b) (3)	102,200	601,633

Luxembourg – 0.5%
Orco Property Group (b) (4)	4,306	513,250

Greece – 0.3%
Intralot SA (b) (1)	19,610	385,648

Total Common Stocks (Cost $82,806,634)		$108,334,261

	Face
Repurchase Agreements – 4.3%	Amount	Fair Value

State Street Bank 1.700% 01/02/2008	$4,872,000	$4,872,000

Repurchase price $4,872,460
Collateralized by:
Federal Home Loan Bank 3.250% 08/15/2008 Fair Value $4,970,549
Total Repurchase Agreements (Cost $4,872,000)		$4,872,000

Total Investments (Cost $87,678,634) (c) – 100.2%		$113,206,261
Liabilities in Excess of Other Assets – (0.2)%		(227,111)

Net Assets – 100.0%		$112,979,150

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Schedule of Investments	December 31, 2007

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

SDR: Swedish Depository Receipts

NVDR: Non Voting Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $100,706,752 or 89.1% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications:

(1)	Consumer Discretionary	13.3%
(2)	Consumer Staples	4.2%
(3)	Energy	7.9%
(4)	Financials	7.3%
(5)	Health Care	6.4%
(6)	Industrials	31.9%
(7)	Information Technology	11.7%
(8)	Materials	12.4%
(9)	Telecommunication Services	0.8%

		95.9%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $82,806,634)	$108,334,261
Repurchase agreements	4,872,000
Cash	820
Foreign currency (Cost $53,036)	53,122
Receivable for securities sold	48,323
Receivable for fund shares sold	257,754
Dividends and accrued interest receivable	139,191
Prepaid expenses and other assets	1,492

Total assets	113,706,963

Liabilities:
Payable for securities purchased	476,717
Payable for fund shares redeemed	129,556
Payable for investment management services	94,266
Accrued accounting and custody fees	13,327
Accrued professional fees	8,567
Accrued printing and filing fees	5,380

Total liabilities	727,813

Net assets	$112,979,150

Net assets consist of:
Par value, $1 per share	$4,140,249
Paid-in capital in excess of par value	73,661,859
Accumulated net realized gain on investments	9,548,030
Net unrealized appreciation/depreciation on:
Investments	25,527,627
Foreign currency related transactions	(4,769)
Undistributed net investment income	106,154

Net assets	$112,979,150

Shares outstanding	4,140,249

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$27.29

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$74,805
Dividends (net of $201,239 foreign taxes withheld)	1,458,921

Total investment income	1,533,726

Expenses:
Management fees	976,838
Custodian fees	175,419
Directors’ fees	4,462
Professional fees	12,973
Accounting fees	84,412
Printing and filing fees	10,545
Compliance expense	4,507
Other	1,359

Total expenses	1,270,515

Net investment income	263,211

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	9,529,136
Foreign currency related transactions	(69,786)
Change in unrealized appreciation/depreciation on:
Investments	3,712,827
Foreign currency related transactions	(4,483)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	13,167,694

Change in net assets from operations	$13,430,905

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$263,211	$(6,299)
Net realized gain (loss) on investments and foreign currency related transactions	9,459,350	6,119,608
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,708,344	8,515,534

Change in net assets from operations	13,430,905	14,628,843

Distributions to shareholders:
Distributions from net investment income	—	(85,415)
Distributions of net realized capital gains	—	(1,849,958)

Total distributions to shareholders	—	(1,935,373)
Capital transactions:
Received from shares sold	47,970,507	20,928,321
Received from dividends reinvested	—	1,935,373
Paid for shares redeemed	(23,797,656)	(10,090,319)

Change in net assets from capital transactions	24,172,851	12,773,375

Change in net assets	37,603,756	25,466,845
Net Assets:
Beginning of year	75,375,394	49,908,549

End of year	$112,979,150	$75,375,394

Undistributed net investment income (Accumulated net investment loss)	$106,154	$(87,271)

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003
Selected Per-Share Data:
Net asset value, beginning of year	$23.23	$18.87	$14.69	$12.27	$7.99
Operations:
Net investment income (loss)	0.07	(0.01)	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.99	4.98	4.23	2.54	4.29

Total from operations	4.06	4.97	4.26	2.56	4.30

Distributions:
Distributions from net investment income	—	(0.03)	(0.08)	(0.14)	(0.02)
Distributions of net realized capital gains	—	(0.58)	—	—	—

Total distributions	—	(0.61)	(0.08)	(0.14)	(0.02)

Net asset value, end of year	$27.29	$23.23	$18.87	$14.69	$12.27

Total return	17.48%	26.35%	28.99%	20.87%	53.91%
Ratios and supplemental data:
Net assets at end of year (millions)	$113.0	$75.4	$49.9	$30.4	$24.7
Ratios to average net assets:
Expenses	1.29%	1.34%	1.47%	1.47%	1.59%
Net investment income (loss)	0.27%	(0.01)%	0.36%	0.16%	0.10%
Portfolio turnover rate	53%	69%	85%	82%	87%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	29.55%
Five year	17.34%
Ten year	−0.98%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Aggressive Growth Portfolio returned 29.55% versus 5.49% for the current benchmark, the S&P 500 Index.

Strong stock selection across a number of sectors drove Portfolio out-performance during the period, with holdings in the Health Care, Information Technology, Financials and Materials sectors posting strong returns. Select names within Consumer Discretionary and Telecommunication Services also bolstered results. On a negative note, a significant under-weight to Energy was the main detractor during the period. Select names within Consumer Staples, as well as an under-weight to the group as a whole, also weighed on performance.(1)

Within Health Care, Dade Behring Holdings, Inc., a leader in the clinical diagnostics industry, was a huge contributor. We were very early in identifying Dade Behring Holdings, Inc.’s opportunity to capture significant market share in the high-volume diagnostics lab market with its Dimension Vista product. As other investors began to understand the importance of the Dimension Vista, another leading company in the diagnostics industry realized the power of Dade Behring Holdings, Inc.’s product offering and made an all-cash offer to acquire the company at a significant premium. We were able to capture gains for the Portfolio and have our analysis of Dade Behring Holdings, Inc.’s competitive positioning validated by another player in the industry.(1)

Turning to Materials, our investment in Potash Corporation of Saskatchewan, Inc., the leading provider of potash fertilizer, was well-rewarded by the positive move in its stock price. Strong demand for agricultural commodities driven by growing prosperity in emerging markets and the growth in biofuels means farmers are willing to pay much more for yield-improving potash. We believe the supply-demand dynamics in the potash industry will remain favorable for producers for many years and think the price of potash should continue to increase. We believe Potash Corporation of Saskatchewan, Inc.’s smart management of its current and future production capacity should enable the company to create significant value going forward.(1)

Within Financials, CapitalSource, Inc., a middle-market commercial lender, was hit by concerns that its exposure to real estate lending and its portfolio of mortgage-backed securities could result in significant losses. We took advantage of this market fear to add to our position because we believe the market is missing the strength of CapitalSource, Inc.’s balance sheet: access to liquidity and business positioning. We believe CapitalSource, Inc. can take advantage of these challenging capital markets to build a portfolio of loans and investments at very attractive returns. CapitalSource, Inc.’s management team had been shoring up its balance sheet to be able to be opportunistic in this credit market dislocation, and we continue to closely monitor how the company navigates this credit environment.(1)

Looking at Health Care, biotech company Celgene Corp. sold off modestly early in the year as risky assets were punished the most after having experienced strong gains for an extended period. The company also fell later in the year after confusing data was presented at a cancer conference regarding Revlimid, the company’s key drug, and its efficacy in patients with multiple myeloma. While questions about an approval timeline for Revlimid continue to weigh on performance, we believe adoption of the drug will drive results going forward and we added to the position.(1)

Going forward, we remain cautiously optimistic on the market and mindful of macroeconomic conditions. Above all, we remain committed to our stock selection process, relying on hands-on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that are in the early stages of transformational growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	88.1
Repurchase Agreements and Other Net Assets	11.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

	% of Net Assets

1.	ABB Ltd.	6.1
2.	Potash Corp. of Saskatchewan, Inc.	5.7
3.	Apple Inc.	5.3
4.	Intuitive Surgical, Inc.	4.0
5.	Celgene Corp.	3.9
6.	Crown Castle International Corp.	3.6
7.	America Movil S.A.B. de C.V. – ADR	3.6
8.	The Goldman Sachs Group, Inc.	3.5
9.	Corning, Inc.	3.2
10.	Hess Corp.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	24.7
Financials	15.0
Health Care	10.0
Telecommunication Services	9.5
Industrials	9.0
Consumer Discretionary	7.5
Materials	5.7
Consumer Staples	3.6
Energy	3.1

88.1

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 88.1%	Shares	Value

CONSUMER DISCRETIONARY – 7.5%
Hotels, Restaurants & Leisure – 0.1%
Galaxy Entertainment Group Ltd. (a) (b)	33,000	$30,813

Household Durables – 3.4%
Desarrolladora Homex SAB de CV – ADR (a)	3,250	160,712
Sony Corp. (b)	15,215	828,957

		989,669

Media – 1.6%
Lamar Advertising Co. Class A	5,215	250,685
News Corp. Class A	9,765	200,085

		450,770

Multiline Retail – 2.4%
Nordstrom, Inc.	18,935	695,483

TOTAL CONSUMER DISCRETIONARY		2,166,735

CONSUMER STAPLES – 3.6%
Beverages – 2.3%
Davide Campari-Milano SpA (b)	71,165	678,165

Household Products – 1.3%
Reckitt Benckiser Group plc (b)	6,342	368,534

TOTAL CONSUMER STAPLES		1,046,699

ENERGY – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Hess Corp.	8,935	901,184

TOTAL ENERGY		901,184

FINANCIALS – 15.0%
Capital Markets – 5.2%
The Goldman Sachs Group, Inc.	4,710	1,012,886
UBS AG	130	5,980
UBS AG (b)	10,559	486,851

		1,505,717

Diversified Financial Services – 2.5%
CME Group, Inc.	770	528,220
MarketAxess Holdings, Inc. (a)	15,280	196,042

		724,262

Insurance – 4.6%
Assurant, Inc.	10,665	713,488
National Financial Partners Corp.	12,990	592,474

		1,305,962

Real Estate Investment Trusts – 2.7%
CapitalSource, Inc.	44,064	775,086

TOTAL FINANCIALS		4,311,027

HEALTH CARE – 10.0%
Biotechnology – 3.9%
Celgene Corp. (a)	24,195	1,118,051

Health Care Equipment & Supplies – 4.0%
Intuitive Surgical, Inc. (a)	3,549	1,151,650

Pharmaceuticals – 2.1%
Roche Holding AG (b)	3,407	588,954

TOTAL HEALTH CARE		2,858,655

INDUSTRIALS – 9.0%
Air Freight & Logistics – 1.1%
FedEx Corp.	3,495	311,649

Commercial Services & Supplies – 1.8%
CoStar Group, Inc. (a)	5,360	253,260
Mobile Mini, Inc. (a)	15,050	279,027

		532,287

Electrical Equipment – 6.1%
ABB Ltd. (b)	60,838	1,754,069

TOTAL INDUSTRIALS		2,598,005

INFORMATION TECHNOLOGY – 24.7%
Communications Equipment – 7.0%
Corning, Inc.	38,050	912,819
QUALCOMM, Inc.	9,185	361,430
Research In Motion Ltd. (a)	6,620	750,708

		2,024,957

Computers & Peripherals – 5.4%
Apple Inc. (a)	7,765	1,538,091

Electronic Equipment & Instruments – 2.3%
Trimble Navigation Ltd. (a)	21,765	658,174

Internet Software & Services – 5.1%
Equinix, Inc. (a)	4,195	423,988
VistaPrint Limited (a)	7,455	319,447
Yahoo!, Inc. (a)	31,000	721,060

		1,464,495

IT Services – 1.3%
NeuStar, Inc. Class A (a)	13,040	373,987

Semiconductor & Semiconductor Equipment – 2.0%
Cypress Semiconductor Corp. (a)	16,265	586,028

Software – 1.6%
NAVTEQ Corp. (a)	6,045	457,002

TOTAL INFORMATION TECHNOLOGY		7,102,734

MATERIALS – 5.7%
Chemicals – 5.7%
Potash Corp. of Saskatchewan, Inc.	11,355	1,634,666

TOTAL MATERIALS		1,634,666

TELECOMMUNICATION SERVICES – 9.5%
Diversified Telecommunication Services – 1.4%
Time Warner Telecom, Inc. (a)	20,075	407,322

Wireless Telecommunication Services – 8.1%
America Movil S.A.B. de C.V. – ADR	16,970	1,041,788
Cellcom Israel Ltd.	7,685	244,076

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 88.1%	Shares	Value

Wireless Telecommunication Services (continued)
Crown Castle International Corp. (a)	25,100	$1,044,160

		2,330,024

TOTAL TELECOMMUNICATION SERVICES		2,737,346

Total Common Stocks
(Cost $19,387,461)		$25,357,051

	Face	Fair
Repurchase Agreements – 11.6%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$3,259,000	$3,259,000
Repurchase price $3,259,561
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033
Fair Value: $3,324,205
U.S. Bank 3.100% 01/02/2008	70,000	70,000

Repurchase price $70,012
Collateralized by:
Federal National Mortgage Association Pool #555408 5.000%, 04/01/2033
Fair Value: $71,412
Total Repurchase Agreements
(Cost $3,329,000)		$3,329,000

Total Investments
(Cost $22,716,461) (c) – 99.7%		$28,686,051
Other Assets in Excess of Liabilities – 0.3%		73,287

Net Assets – 100.0%		$28,759,338

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $4,736,343 or 16.5% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $19,387,461)	$25,357,051
Repurchase agreements	3,329,000
Cash	549
Receivable for fund shares sold	98,511
Dividends and accrued interest receivable	14,572
Prepaid expenses and other assets	275

Total assets	28,799,958

Liabilities:
Payable for fund shares redeemed	8,625
Payable for investment management services	18,641
Payable for compliance services	67
Accrued custody expense	987
Accrued professional fees	8,567
Accrued accounting fees	2,455
Accrued printing and filing fees	1,278

Total liabilities	40,620

Net assets	$28,759,338

Net assets consist of:
Par value, $1 per share	$3,110,693
Paid-in capital in excess of par value	31,399,303
Accumulated net realized loss on investments	(11,793,265)
Net unrealized appreciation/depreciation on:
Investments	5,969,590
Foreign currency related transactions	740
Undistributed net investment income	72,277

Net assets	$28,759,338

Shares outstanding	3,110,693

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$9.25

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$50,027
Dividends (net of withholding tax of $8,998)	230,207

Total investment income	280,234

Expenses:
Management fees	170,617
Custodian fees	4,477
Directors’ fees	972
Professional fees	11,290
Accounting fees	13,149
Printing and filing fees	2,289
Compliance expense	4,507
Other	380

Total expenses	207,681

Net investment income	72,553

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	1,493,704
Foreign currency related transactions	(276)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,786,767

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	5,280,195

Change in net assets from operations	$5,352,748

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$72,553	$37,353
Net realized gain (loss) on investments and foreign currency related transactions	1,493,428	1,543,354
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,786,767	(564,090)

Change in net assets from operations	5,352,748	1,016,617

Capital transactions:
Received from shares sold	11,216,356	3,701,816
Paid for shares redeemed	(5,580,550)	(3,527,661)

Change in net assets from capital transactions	5,635,806	174,155

Change in net assets	10,988,554	1,190,772
Net Assets:
Beginning of year	17,770,784	16,580,012

End of year	$28,759,338	$17,770,784

Undistributed net investment income	$72,277	$37,440

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$7.14	$6.75	$5.96	$5.47	$4.16
Operations:
Net investment income (loss)	0.02	0.02	(0.02)	—	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.09	0.37	0.81	0.49	1.32

Total from operations	2.11	0.39	0.79	0.49	1.31

Net asset value, end of year	$9.25	$7.14	$6.75	$5.96	$5.47

Total return	29.55%	5.78%	13.28%	8.96%	31.49%
Ratios and supplemental data:
Net assets at end of year (millions)	$28.8	$17.8	$16.6	$16.1	$16.1
Ratios to average net assets:
Expenses	0.97%	1.06%	1.03%	0.95%	1.04%
Net investment income (loss)	0.34%	0.22%	(0.35)%	0.03%	(0.12)%
Portfolio turnover rate	29%	105%	139%	87%	94%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	14.63%
Five year	19.95%
Ten year	7.04%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Small Cap Growth Portfolio returned 14.63% versus 7.05% for the current benchmark, the Russell 2000 Growth Index.

Individual holdings within the Information Technology sector were key drivers of performance during the period. Select names within Financials, coupled with an under-weight to the group as a whole, also aided returns. In terms of detractors, select names within Health Care, coupled with an under-weight position, were the main laggards. Additionally, certain Energy and Consumer Discretionary names as well as a zero weight in Materials weighed on performance.(1)

Top contributor Omniture, Inc., a subscription-based technology company, delivered strong performance during the period and rose over 40% in the second half of the year. Omniture, Inc. provides online business optimization software. The company reported better-than-expected earnings for the second quarter and reported it added over 300 customers in a single quarter for the first time ever. The strong report provided support to the stock price, limiting the impact of the second half of the year’s volatility.(1)

Brazil’s largest real estate broker, LPS Brasil-Consultoria de Imoveis SA, also posted a strong finish to the year, rising 37% in the fourth quarter with much of the move coming at the end of the period as the company announced a joint venture to provide mortgages to its customers. In addition to an equal profit sharing agreement, LPS Brasil-Consultoria de Imoveis SA received an upfront payment equal to 20% of its market capitalization. We believe the joint venture will help streamline the secondary market for mortgages in Brazil as well as provide a source of future growth for the company. Prior to the announcement of the joint venture, we had confidence in the management team’s ability to create value for shareholders and maintain that view going forward.(1)

Within Consumer Discretionary, the largest detractor during the period was ValueVision Media, Inc., a major player in the television shopping space. We felt that ValueVision Media, Inc. showed turnaround potential but was plagued by concerns about consumer activity, particularly during the 2005 hurricane season. At that time viewership of TV shopping networks declined while news viewership increased. Because ValueVision Media Inc.’s viewership did not forcefully rebound and we were not comfortable with the company’s future prospects, we chose to exit the position.(1)

Turning to Health Care, Hythiam, Inc. was also a major detractor during the period. Essentially, the company offers comprehensive behavioral health management services to individuals who are addicted to substances through its PROMETA Treatment Program. The company was recently featured on the news program “60 Minutes,” and the coverage underscored concerns about the lack of scientific evidence supporting Hythiam, Inc.’s procedures. However, an independent study that supports the company’s methodology is expected to be published soon. Based on this and other activities the company has announced, we chose to maintain our position.(1)

During the period, we looked for opportunities to add to our highest conviction names at a compelling risk/reward profile. With many participants looking to book tax losses at the end of the year and uncertainty about the economic environment, we felt the sell-off in small cap stocks offered some attractive entry points. However, with the potential for a difficult operating environment on the horizon for cyclical names, we are seeking out high-quality growth companies whose recurring revenues, strong management teams and flexibility will help weather any economic environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.6
Repurchase Agreements Less Net Liabilities	3.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Ultimate Software Group, Inc.	3.1
2.	Equinix, Inc.	3.0
3.	Horizon Lines Inc.	2.9
4.	VistaPrint Limited	2.8
5.	LPS Brasil – Consultoria de Imoveis SA	2.2
6.	CoStar Group, Inc.	2.2
7.	Omniture, Inc.	1.9
8.	Lions Gate Entertainment Corp.	1.7
9.	Solera Holdings, Inc.	1.6
10.	Mercadolibre, Inc.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	34.8
Industrials	19.6
Consumer Discretionary	16.7
Health Care	14.4
Financials	7.4
Energy	3.0
Telecommunication Services	0.7

96.6

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

CONSUMER DISCRETIONARY – 16.7%
Auto Components – 0.4%
Motorcar Parts of America Inc. (a)	10,070	$106,692

Diversified Consumer Services – 2.4%
American Public Education Inc. (a)	2,895	120,953
Anhangeura Educacional Participacoes SA (a) (b)	11,250	240,168
Capella Education Company (a)	760	49,750
Corinthian Colleges, Inc. (a)	1,435	22,099
Sotheby’s	5,730	218,313

		651,283

Hotels, Restaurants & Leisure – 3.3%
Century Casinos, Inc. (a)	24,475	157,619
FU JI Food & Catering Services Holdings Ltd. (b)	1,000	2,288
Great Canadian Gaming Corp. (a) (b)	14,455	227,015
Kingdom Hotel Investments – GDR (a) (c)	30,455	248,208
PokerTek, Inc. (Private Placement) (Acquired 04/23/2007, Cost $53,715) (a) (c) (d) (e)	7,139	47,028
Progressive Gaming International Corp. (a)	87,005	215,773

		897,931

Household Durables – 1.4%
Jarden Corp. (a)	16,135	380,947

Internet & Catalog Retail – 1.1%
Baby Universe Inc. (Private Placement) (Acquired 06/14/2007 and 09/05/2007,Cost $92,154) (a) (c) (d) (e)	14,856	66,183
GSI Commerce, Inc. (a)	12,035	234,683

		300,866

Leisure Equipment & Products – 1.0%
Smith & Wesson Holding Corp. (a)	17,805	108,610
Sturm, Ruger & Co, Inc. (a)	17,295	143,203

		251,813

Media – 6.1%
AirMedia Group, Inc. – ADR (a)	2,670	59,755
Dolan Media Co. (a)	10,580	308,618
Genius Products, Inc. (a)	104,665	188,397
Lions Gate Entertainment Corp. (a)	47,390	446,414
Marvel Entertainment, Inc. (a)	9,955	265,898
MDC Partners, Inc. (a)	8,690	84,641
National CineMedia, Inc.	11,060	278,822

		1,632,545

Specialty Retail – 1.0%
Ulta Salon Cosmetics & Fragrance Inc. (a)	1,780	30,527
Zumiez, Inc. (a)	10,145	247,132

		277,659

TOTAL CONSUMER DISCRETIONARY		4,499,736

ENERGY – 3.0%
Energy Equipment & Services – 0.8%
Basic Energy Services, Inc. (a)	3,460	75,947
Flint Energy Services Ltd. (a) (b)	7,965	145,911

		221,858

Oil, Gas & Consumable Fuels – 2.2%
Carrizo Oil & Gas, Inc. (a)	4,390	240,353
World Fuel Services Corp.	11,795	342,409

		582,762

TOTAL ENERGY		804,620

FINANCIALS – 7.4%
Capital Markets – 2.6%
Evercore Partners, Inc.	5,790	124,774
FCStone Group, Inc. (a)	2,260	104,028
Hercules Technology Growth Capital, Inc.	10,671	132,534
optionsXpress Holdings, Inc.	6,245	211,206
Polytec Asset Holdings Ltd. (b)	460,000	135,700

		708,242

Diversified Financial Services – 1.3%
MarketAxess Holdings, Inc. (a)	20,880	267,891
MSCI, Inc. (a)	2,270	87,168

		355,059

Insurance – 0.1%
Greenlight Capital Re Ltd. Class A (a)	1,560	32,432

Real Estate Management & Development – 3.4%
E-House China Holdings Ltd. – ADR (a)	8,130	193,738
LPS Brasil – Consultoria de Imoveis SA (a) (b)	30,715	603,947
MRV Engenharia e Participacoes SA (a) (b)	1,905	40,722
Rodobens Negocious Imobiliarious SA (b)	5,280	62,737

		901,144

TOTAL FINANCIALS		1,996,877

HEALTH CARE – 14.4%
Biotechnology – 0.3%
Metabolix, Inc. (a)	3,285	78,183

Health Care Equipment & Supplies – 1.9%
ArthroCare Corp. (a)	3,740	179,707
I-Flow Corp. (a)	15,925	251,296
TomoTherapy, Inc. (a)	2,590	50,660
Trans1, Inc. (a)	2,480	40,846

		522,509

Health Care Providers & Services – 10.7%
Animal Health International Inc. (a)	5,290	65,067
athenahealth, Inc. (a)	2,585	93,060
Bio-Reference Labs, Inc. (a)	3,355	109,641
Genoptix, Inc. (a)	3,825	117,427
Health Grades, Inc. (a)	28,090	167,135
HealthExtras, Inc. (a)	9,545	248,934
Healthways, Inc. (a)	5,975	349,179

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

Health Care Providers & Services (continued)
HMS Holdings Corp. (a)	720	$23,911
Hythiam, Inc. (Private Placement) (Acquired 12/12/2006, Cost $69,503) (a) (c) (d) (e)	9,521	25,107
Hythiam, Inc. (a)	32,000	93,760
LHC Group, Inc. (a)	8,525	212,955
MWI Veterinary Supply, Inc. (a)	6,825	273,000
Pediatrix Medical Group, Inc. (a)	4,000	272,600
PSS World Medical, Inc. (a)	16,160	316,251
Psychiatric Solutions, Inc. (a)	4,065	132,113
RadNet, Inc. (a)	8,870	90,031
Skilled Healthcare Group, Inc. (a)	7,955	116,382
The Providence Service Corp. (a)	3,560	100,178
Virtual Radiologic Corp. (a)	3,650	74,022

		2,880,753

Health Care Technology – 1.0%
Allscripts Healthcare Solutions, Inc. (a)	2,890	56,124
MedAssets, Inc. (a)	3,605	86,303
SXC Health Solutions Corp. (a)	10,190	147,755

		290,182

Life Sciences Tools & Services – 0.5%
Ventana Medical Systems Inc. (a)	1,485	129,537

TOTAL HEALTH CARE		3,901,164

INDUSTRIALS – 19.6%
Aerospace & Defense – 0.8%
Ceradyne, Inc. (a)	2,890	135,628
Stanley, Inc. (a)	2,610	83,572

		219,200

Air Freight & Logistics – 1.1%
Forward Air Corp.	9,540	297,362

Capital Goods – 0.9%
Fushi International Inc. (Private Placement) (Acquired 10/24/2007, Cost $139,412) (a) (c) (d) (e)	9,958	225,579

Commercial Services & Supplies – 11.1%
Cenveo, Inc. (a)	2,910	50,838
CoStar Group, Inc. (a)	12,556	593,271
Duff & Phelps Corp. (a)	4,365	85,903
HireRight, Inc. (a)	5,515	68,717
Huron Consulting Group, Inc. (a)	4,840	390,249
IHS, Inc. (a)	1,805	109,311
Innerworkings, Inc. (a)	19,415	335,103
Intermap Technologies Ltd. (a) (b)	35,958	382,551
Kenexa Corp. (a)	6,615	128,463
Odyssey Marine Exploration, Inc. (a)	26,010	161,002
On Assignment, Inc. (a)	10,305	72,238
Resources Connection, Inc.	11,750	213,380
The GEO Group Inc. (a)	12,005	336,140
UTEK Corp.	5,410	71,412

		2,998,578

Electrical Equipment – 1.4%
JA Solar Holdings Co. Ltd. – ADR (a)	5,535	386,398

Marine – 2.9%
Horizon Lines Inc.	42,325	788,938

Road & Rail – 0.5%
Heartland Express, Inc.	9,495	134,639

Trading Companies & Distributors – 0.9%
Nuco2, Inc. (a)	9,585	238,666

TOTAL INDUSTRIALS		5,289,360

INFORMATION TECHNOLOGY – 34.8%
Communications Equipment – 1.7%
Infinera Corporation (a)	12,985	192,698
Neutral Tandem, Inc. (a)	2,215	42,129
Starent Networks Corp. (a)	12,875	234,969

		469,796

Computers & Peripherals – 1.0%
Data Domain, Inc. (a)	10,055	264,849

Electronic Equipment & Instruments – 3.3%
DTS, Inc. (a)	4,950	126,571
Elixir Gaming Technologies Inc. (Private Placement) (Acquired 10/19/2007, Cost $244,786) (a) (c) (d) (e)	69,939	258,594
IPG Photonics Corp. (a)	12,045	240,780
L-1 Identity Solutions, Inc. (a)	14,210	255,069

		881,014

Internet Software & Services – 16.1%
Bankrate, Inc. (a)	6,095	293,109
comScore, Inc. (a)	1,345	43,887
Constant Contact, Inc. (a)	4,505	96,857
DealerTrack Holdings, Inc. (a)	7,630	255,376
DivX, Inc. (a)	2,760	38,640
Equinix, Inc. (a)	8,000	808,560
Internap Network Services Corp. (a)	1,780	14,827
LivePerson, Inc. (a)	53,380	285,049
Mercadolibre, Inc. (a)	5,300	391,564
NaviSite, Inc. (a)	59,160	299,350
Omniture, Inc. (a)	15,760	524,650
SAVVIS, Inc. (a)	6,450	180,019
Switch & Data Facilities Co. (a)	6,775	108,536
TechTarget, Inc. (a)	6,525	96,440
Think Partnership, Inc. (a)	51,420	78,158
ValueClick, Inc. (a)	3,085	67,562
VistaPrint Limited (a)	17,710	758,874

		4,341,458

IT Services – 3.4%
Euronet Worldwide, Inc. (a)	7,310	219,300
Information Services Group, Inc. (a)	40,500	277,425
NeuStar, Inc. Class A (a)	9,730	279,056
Wright Express Corp. (a)	1,380	48,976
Yucheng Technologies Ltd. (a)	7,255	94,243

		919,000

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

Semiconductor & Semiconductor Equipment – 2.4%
Microsemi Corp. (a)	14,365	$318,041
SiRF Technology Holdings, Inc. (a)	12,665	318,271

		636,312

Software – 6.9%
BladeLogic, Inc. (a)	1,170	34,597
Concur Technologies, Inc. (a)	2,900	105,009
Monotype Imaging Holdings Inc. (a)	16,875	255,994
Quest Software, Inc. (a)	9,235	170,293
Salary.com, Inc. (a)	3,585	46,067
Solera Holdings, Inc. (a)	17,115	424,110
Ultimate Software Group, Inc. (a)	26,540	835,214

		1,871,284

TOTAL INFORMATION TECHNOLOGY		9,383,713

TELECOMMUNICATION SERVICES – 0.7%
Diversified Telecommunication Services – 0.7%
012 Smile.Communications Ltd. (a)	7,135	92,470
UCN, Inc. (a)	22,105	99,472

TOTAL TELECOMMUNICATION SERVICES		191,942

Total Common Stocks (Cost $22,613,350)		$26,067,412

	Number of	Fair
Rights – 0.0%	Rights	Value

FINANCIALS – 0.0%
Real Estate Management & Development – 0.0%
LPS Brasil Consultoria de Imoveis SA (b)	826	$214

Total Rights (Cost $609)		$214

	Underlying	Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
PokerTek, Inc. (Private Placement) (Acquired 04/23/2007, Cost $10,537) (a) (c) (d) (e) Expiration: April 2012, Exercise Price: $10.80	2,172	$0

Total Warrants (Cost $10,537)		$0

	Face	Fair
Repurchase Agreements – 8.0%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$2,118,000	$2,118,000
Repurchase price $2,118,365
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $2,160,376
U.S. Bank 3.100% 01/02/2008	34,000	34,000

Repurchase price $34,006
Collateralized by:
Federal National Mortgage Association Pool #555408 5.000%, 04/01/2033 Fair Value: $34,686
Total Repurchase Agreements (Cost $2,152,000)		$2,152,000

Total Investments (Cost $24,776,496) (f) – 104.6%		$28,219,626
Liabilities in Excess of Other Assets – (4.6)%		(1,242,146)

Net Assets – 100.0%		$26,977,480

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $1,841,253 or 6.8% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities totaled $870,699 or 3.2% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(d)	Market quotations for these investments were not readily available at December 31, 2007. As discussed in Note 2 of the Notes to Financial Statements, the price for these issues were derived from estimates of fair value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represent $622,491 or 2.3% of the Portfolio’s net assets.

(e)	Represents a security deemed to be illiquid. At December 31, 2007, the value of illiquid securities in the Portfolio totaled $622,491 or 2.3% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $22,624,496)	$26,067,626
Repurchase agreements	2,152,000
Cash	570
Receivable for securities sold	734,589
Receivable for fund shares sold	50,760
Dividends and accrued interest receivable	1,484
Prepaid expenses and other assets	310

Total assets	29,007,339

Liabilities:
Payable for securities purchased	1,962,505
Payable for fund shares redeemed	30,670
Payable for investment management services	21,591
Payable for compliance services	67
Accrued custody expense	1,753
Accrued professional fees	8,567
Accrued accounting fees	3,424
Accrued printing and filing fees	1,282

Total liabilities	2,029,859

Net assets	$26,977,480

Net assets consist of:
Par value, $1 per share	$2,151,151
Paid-in capital in excess of par value	32,638,269
Accumulated net realized loss on investments	(11,253,374)
Net unrealized appreciation/depreciation on:
Investments	3,443,130
Foreign currency related transactions	(60)
Accumulated net investment loss	(1,636)

Net assets	$26,977,480

Shares outstanding	2,151,151

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.54

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$27,881
Dividends (net of withholding tax of $1,946)	65,316

Total investment income	93,197

Expenses:
Management fees	230,357
Custodian fees	10,377
Directors’ fees	1,107
Professional fees	11,359
Accounting fees	18,139
Printing and filing fees	2,667
Compliance expense	4,507
Other	402

Total expenses	278,915

Net investment loss	(185,718)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	3,374,178
Foreign currency related transactions	(6,622)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(70,880)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	3,296,676

Change in net assets from operations	$3,110,958

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(185,718)	$(168,595)
Net realized gain (loss) on investments and foreign currency related transactions	3,367,556	2,574,933
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(70,880)	1,737,681

Change in net assets from operations	3,110,958	4,144,019

Capital transactions:
Received from shares sold	9,339,953	4,003,777
Paid for shares redeemed	(6,224,621)	(4,489,613)

Change in net assets from capital transactions	3,115,332	(485,836)

Change in net assets	6,226,290	3,658,183
Net Assets:
Beginning of year	20,751,190	17,093,007

End of year	$26,977,480	$20,751,190

Accumulated net investment loss	$(1,636)	$(2,052)

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$10.94	$8.71	$8.18	$7.34	$5.05
Operations:
Net investment loss	(0.09)	(0.09)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.69	2.32	0.60	0.89	2.33

Total from operations	1.60	2.23	0.53	0.84	2.29

Net asset value, end of year	$12.54	$10.94	$8.71	$8.18	$7.34

Total return	14.63%	25.60%	6.48%	11.44%	45.35%
Ratios and supplemental data:
Net assets at end of year (millions)	$27.0	$20.8	$17.1	$18.2	$18.1
Ratios to average net assets:
Expenses	1.15%	1.16%	1.11%	1.11%	1.19%
Net investment loss	(0.77)%	(0.92)%	(0.77)%	(0.69)%	(0.72)%
Portfolio turnover rate	74%	93%	93%	38%	40%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	17.86%
Five year	18.76%
Ten year	9.31%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Mid Cap Opportunity Portfolio returned 17.86% versus 11.43% for the current benchmark, the Russell Midcap Growth Index.

While 2007 was an extremely volatile year and many stocks posted negative annual returns, we are pleased that the majority of the strategy’s out-performance came from good stock selection rather than sector positioning. The fourth quarter of 2007 stands out as one of the more difficult in several years. Volatility spiked to levels not seen since 2004 and December’s wild price swings had most indexes down 7 to 10% from their October/November highs. Continued uncertainty regarding credit issues, the health of major banks and brokerage firms along with eroding expectations of global economic growth put the damper on any year-end rally.

We were very pleased with our out-performance. During the year, we finally saw the long-awaited shift to growth stocks (after 7 long years) and continue to focus on companies who are aligned to faster growing global economies. 2007 marks the fifth year in a row of positive returns for the stock market and the fourth longest bull market in the last 80 years!

The consumer sector was very challenging during the fourth quarter and the year as a whole. Deteriorating housing market conditions caused mortgage equity withdrawals to disappear, which have had a negative impact on overall consumer spending trends. The Portfolio had significant out-performance in this sector, the vast majority resulting from positive stock selection. During the year, our consumer investments averaged a positive return of 21% compared to a 3% loss for the Russell Midcap Growth Index. Our big winner was aQuantive Inc. which was acquired for an 85% premium by Microsoft during the second quarter. We were originally attracted to aQuantive, Inc.’s online advertising technologies and interactive ad agency, which we estimated had the potential to gain share in a rapidly growing market. We invested in aQuantive, Inc. after their direct competitors DoubleClick, 24/7 Media and Digitas were all acquired for significant premiums, which made aQuantive, Inc.’s leadership position that much more attractive to other suitors such as Microsoft. A recent addition to the Portfolio that performed well during the fourth quarter is Fossil, Inc., which designs and distributes fashion watches, leather accessories and sunglasses through department stores and its own Fossil branded retail stores. Fossil, Inc.’s key growth initiatives going forward are centered on improving their product mix towards higher margin items, accelerating its global retail store rollout and increasing the international wholesale business which, combined, could allow the company to grow revenues and earnings in excess of 15% for the next 3 to 4 years. A consumer oriented investment that hurt the Portfolio in the fourth quarter and for the year was our investment in Nutrisystem, Inc. We originally bought Nutrisystem, Inc. because we thought their Nourish weight loss program had the ability to sustain high rates of growth and profitability as the company rolled out new programs to men and seniors, expanded internationally and focused on reactivating old customers. The company missed expectations resulting from lower than expected new member additions and higher than expected new member acquisition costs. We decided to sell our position due to the negative change in fundamentals and our fear that these issues may not be temporary. The Portfolio is currently slightly under-weight the consumer sector and will likely remain so in the near future.(1)

The Portfolio continued to benefit from our over-weight position in Health Care and strong stock selection in the sector. Our strategy over the course of the year was to invest in healthcare companies with open-ended growth opportunities, limited competitive pressures and minimal reimbursement risk exposure. Express Scripts, Inc., which offers a full spectrum of pharmacy benefit management services to health plans, employers and the government, was the Portfolio’s best performing position. We invested in Express Scripts, Inc. because we like the company’s strategy to grow profitability per claim (an important industry metric) over the next 2 to 3 years by increasing their utilization of generic drugs combined with the prospects for increased contribution from specialty pharmaceutical products and an increase in mail order penetration. The company saw 2007 earnings rise approximately 40% and we think they could continue to growth 25%+ as they continue to see operating leverage benefits from their strategic plan. A healthcare investment that hasn’t performed well for the Portfolio is Kinetic Concepts, Inc. We mentioned our positive view of Kinetic Concepts, Inc. in our last letter because the stock was down due to fears over new competitive products potentially coming to market. While we haven’t seen any fundamental weakness to date, the company recently filed a patent infringement case against a small private company founded by former employees of Kinetic Concepts, Inc., which has caused some investors to question the strength of the company’s patent portfolio. We recently reduced our position in Kinetic Concepts, Inc. until we get more clarity on this issue.(1)

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

The Information Technology sector proved to be a challenging sector during the fourth quarter and for the entire year as it under-performed the overall benchmark returns in both periods. The Portfolio suffered from being over-weight this sector as well as having mixed stock selection. We were fortunate enough to have several investments in the solar power space which were strong performers. Our biggest winner was our investment in SunPower Corp., which is a leading manufacturer of solar panel modules. The solar power market is expected to grow 50%+ for the next 4 to 5 years as penetration grows in residential housing and gains wider acceptance for commercial buildings and power plant facilities. We were attracted to SunPower Corp. because of their dominant solar cell efficiency, defendable intellectual property and their low cost producer status. The company has been developing a strategy to become vertically integrated in all aspects of the business from manufacturing to installation to service and support. We think this strategy will enable them to further reduce costs and facilitate future market share gains versus competitors, many of whom chose to be just merchant suppliers.(1)

A tech stock that performed poorly during the fourth quarter was our investment in VeriFone Holdings, Inc. VeriFone Holdings, Inc. is the leading point of sale (POS) systems provider in the U.S. which recently acquired its largest international competitor, Lipman. We invested in VeriFone Holdings, Inc. because we thought the POS systems business was seeing strong demand trends in both the U.S. and even more so in international markets where Lipman had a strong presence. Additionally, we expected the combined company to have a much improved product offering which would allow them to gain share in the faster growing wireless POS terminal market.(1)

The Energy sector was the best performing sector of the Russell Midcap Growth Index during the fourth quarter, which caused a negative drag to overall performance due almost entirely to our under-weight position. We began to take profits in our energy investments during the second quarter of 2007 based on many stocks reaching our internal price targets, which were targets based on lower commodity price assumptions than we are seeing today. While we’ve been wrong on the direction of commodity prices, we feel it’s prudent to have our targets based on normalized or mid-cycle earnings power and not peak potential.

Entering 2008, there is rampant pessimism about the future of the U.S. economy. Fourth quarter economic growth is certain to be down versus a stronger than expected third quarter and many investors are convinced that we are just about to enter, or are already in, a recession. The thought of a mid-cycle slowdown has virtually disappeared from the minds of institutional investors.

A rule of thumb definition of a recession is two consecutive quarters of negative real GDP growth, but the “official” definition of a recession as set by NBER (National Bureau of Economic Research) is a simultaneous decline in: 1) Real GDP; 2) Real Income; 3) Employment; 4) Industrial Production; and 5) Manufacturing and Trade Sales. We may get those declines in 2008 or 2009, but it hasn’t happened yet. In our view, the current weak data is consistent with the temporary soft-spot we’ve been expecting for the last 2 years.

We think the slowdown we’ve seen is more based on sentiment than reality. It’s a self-fulfilling prophecy based on daily headlines of fear from the media, politicians, and Wall Street.

We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trend in a slowing environment. Post WWII bull markets have historically peaked out 6 to 12 months before an economic expansion ends. Usually, bear markets end while the economy is still contracting. Stocks are leading economic indicators and usually quite reliable. We can’t ignore the fact that the current stock market and economic cycle would be considered “later-stage” when compared to past cycles. If we are wrong on our soft landing, slow-growth economic scenario, or if earnings momentum turns negative, we will not be afraid to adjust the Portfolio accordingly.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.2
Repurchase Agreements and Other Net Assets	3.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

	% of Net Assets

1.	Brocade Communications Systems, Inc.	2.4
2.	AerCap Holdings NV	2.4
3.	VeriFone Holdings, Inc.	2.3
4.	FTI Consulting, Inc.	2.1
5.	Hologic, Inc.	2.1
6.	Clearwire Corp.	2.1
7.	Synchronoss Technologies, Inc.	2.0
8.	Noble Corp.	1.9
9.	Western Digital Corp.	1.8
10.	The Nasdaq Stock Market, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.7
Consumer Discretionary	13.6
Industrials	13.5
Health Care	12.9
Financials	9.3
Energy	8.2
Materials	4.4
Telecommunication Services	3.4
Consumer Staples	3.2

96.2

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.2%	Shares	Value

CONSUMER DISCRETIONARY – 13.6%
Diversified Consumer Services – 0.8%
Apollo Group, Inc. Class A (a)	13,500	$947,025

Hotels, Restaurants & Leisure – 2.6%
WMS Industries, Inc. (a)	50,000	1,832,000
Yum! Brands, Inc.	30,000	1,148,100

		2,980,100

Household Durables – 1.1%
Gafisa SA – ADR (a)	35,000	1,310,750

Internet & Catalog Retail – 1.0%
priceline.com, Inc. (a)	10,500	1,206,030

Media – 1.3%
Morningstar, Inc. (a)	19,100	1,485,025

Specialty Retail – 5.4%
Abercrombie & Fitch Co. Class A	20,000	1,599,400
Best Buy Co., Inc.	33,000	1,737,450
Dick’s Sporting Goods, Inc. (a)	47,000	1,304,720
GameStop Corp. Class A (a)	25,500	1,583,805

		6,225,375

Textiles, Apparel & Luxury Goods – 1.4%
Fossil, Inc. (a)	38,000	1,595,240

TOTAL CONSUMER DISCRETIONARY		15,749,545

CONSUMER STAPLES – 3.2%
Beverages – 1.2%
Hansen Natural Corp. (a)	32,000	1,417,280

Personal Products – 2.0%
Avon Products, Inc.	29,500	1,166,135
Bare Escentuals, Inc. (a)	45,000	1,091,250

		2,257,385

TOTAL CONSUMER STAPLES		3,674,665

ENERGY – 8.2%
Energy Equipment & Services – 7.3%
Grant Prideco, Inc. (a)	31,000	1,720,810
Noble Corp.	38,000	2,147,380
Smith International, Inc.	21,000	1,550,850
Transocean Inc. (a)	11,000	1,574,650
Weatherford International Ltd. (a)	20,000	1,372,000

		8,365,690

Oil, Gas & Consumable Fuels – 0.9%
Peabody Energy Corp.	17,000	1,047,880

TOTAL ENERGY		9,413,570

FINANCIALS – 9.3%
Capital Markets – 3.5%
Northern Trust Corp.	17,000	1,301,860
SEI Investments Co.	46,500	1,495,905
T. Rowe Price Group, Inc.	20,000	1,217,600

		4,015,365

Consumer Finance – 1.5%
AmeriCredit Corp. (a)	135,000	1,726,650

Diversified Financial Services – 3.1%
CME Group, Inc.	2,400	1,646,400
The Nasdaq Stock Market, Inc. (a)	40,000	1,979,600

		3,626,000

Thrifts & Mortgage Finance – 1.2%
New York Community Bancorp, Inc.	80,000	1,406,400

TOTAL FINANCIALS		10,774,415

HEALTH CARE – 12.9%
Biotechnology – 2.3%
Applera Corp – Celera Genomics Group (a)	75,000	1,190,250
Cephalon, Inc. (a)	20,000	1,435,200

		2,625,450

Health Care Equipment & Supplies – 4.2%
Hologic, Inc. (a)	35,000	2,402,400
Illumina, Inc. (a)	20,000	1,185,200
Kinetic Concepts, Inc. (a)	25,000	1,339,000

		4,926,600

Health Care Providers & Services – 1.3%
Express Scripts, Inc. (a)	20,500	1,496,500

Life Sciences Tools & Services – 2.4%
Pharmaceutical Product Development, Inc.	40,000	1,614,800
Thermo Fisher Scientific, Inc. (a)	20,000	1,153,600

		2,768,400

Pharmaceuticals – 2.7%
Allergan, Inc.	22,500	1,445,400
Forest Laboratories, Inc. (a)	45,000	1,640,250

		3,085,650

TOTAL HEALTH CARE		14,902,600

INDUSTRIALS – 13.5%
Aerospace & Defense – 4.9%
AerCap Holdings NV (a)	130,000	2,713,100
DRS Technologies, Inc.	27,000	1,465,290
Precision Castparts Corp.	11,000	1,525,700

		5,704,090

Commercial Services & Supplies – 3.1%
FTI Consulting, Inc. (a)	40,000	2,465,600
Stericycle, Inc. (a)	18,000	1,069,200

		3,534,800

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV, New York Shares	22,500	1,359,900
URS Corp. (a)	26,000	1,412,580

		2,772,480

Electrical Equipment – 2.0%
Ametek, Inc.	27,000	1,264,680
SunPower Corp. Class A (a)	8,000	1,043,120

		2,307,800

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.2%	Shares	Value

Marine – 1.1%
Kirby Corp. (a)	28,000	$1,301,440

TOTAL INDUSTRIALS		15,620,610

INFORMATION TECHNOLOGY – 27.7%
Communications Equipment – 4.2%
Ciena Corp. (a)	48,000	1,637,280
Harris Corp.	30,000	1,880,400
Riverbed Technology, Inc. (a)	50,000	1,337,000

		4,854,680

Computers & Peripherals – 4.2%
Brocade Communications Systems, Inc. (a)	385,000	2,825,900
Western Digital Corp. (a)	67,000	2,024,070

		4,849,970

Electronic Equipment & Instruments – 3.9%
Amphenol Corp. Class A	33,000	1,530,210
Flir Systems, Inc. (a)	47,200	1,477,360
Itron, Inc. (a)	16,000	1,535,520

		4,543,090

Internet Software & Services – 1.4%
Akamai Technologies, Inc. (a)	45,000	1,557,000

IT Services – 4.9%
Mastercard, Inc. Class A	8,000	1,721,600
NeuStar, Inc. Class A (a)	45,000	1,290,600
VeriFone Holdings, Inc. (a)	115,000	2,673,750

		5,685,950

Semiconductor & Semiconductor Equipment – 1.7%
MEMC Electronic Materials, Inc. (a)	22,000	1,946,780

Software – 7.4%
Activision, Inc. (a)	47,500	1,410,750
Citrix Systems, Inc. (a)	40,000	1,520,400
FactSet Research Systems, Inc.	34,600	1,927,220
Synchronoss Technologies, Inc. (a)	65,000	2,303,600
THQ, Inc. (a)	50,000	1,409,500

		8,571,470

TOTAL INFORMATION TECHNOLOGY		32,008,940

MATERIALS – 4.4%
Chemicals – 1.4%
CF Industries Holdings, Inc.	14,000	1,540,840

Containers & Packaging – 1.3%
Aptargroup, Inc.	37,000	1,513,670

Metals & Mining – 1.7%
Quanex Corp.	38,000	1,972,200

TOTAL MATERIALS		5,026,710

TELECOMMUNICATION SERVICES – 3.4%
Wireless Telecommunication Services – 3.4%
Clearwire Corp. Class A (a)	174,300	2,389,653
SBA Communications Corp. Class A (a)	44,000	1,488,960

TOTAL TELECOMMUNICATION SERVICES		3,878,613

Total Common Stocks (Cost $101,056,571)		$111,049,668

	Face	Fair
Repurchase Agreements – 2.0%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$2,312,000	$2,312,000

Repurchase price $2,312,398
Collateralized by:
Federal Home Loan Mortgage Corp.
#G01554 5.000%, 05/01/2033 Fair Value: $2,358,258
Total Repurchase Agreements (Cost $2,312,000)		$2,312,000

Total Investments (Cost $103,368,571) (b) – 98.2%		$113,361,668
Other Assets in Excess of Liabilities – 1.8%		2,042,130

Net Assets – 100.0%		$115,403,798

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $101,056,571)	$111,049,668
Repurchase agreements	2,312,000
Cash	331
Receivable for securities sold	2,420,693
Receivable for fund shares sold	596,212
Dividends and accrued interest receivable	12,354
Prepaid expenses and other assets	1,276

Total assets	116,392,534

Liabilities:
Payable for securities purchased	664,724
Payable for fund shares redeemed	219,482
Payable for investment management services	81,698
Payable for compliance services	67
Accrued custody expense	2,059
Accrued professional fees	8,567
Accrued accounting fees	6,660
Accrued printing and filing fees	5,479

Total liabilities	988,736

Net assets	$115,403,798

Net assets consist of:
Par value, $1 per share	$5,128,344
Paid-in capital in excess of par value	88,354,229
Accumulated net realized gain on investments	11,928,128
Net unrealized appreciation on investments	9,993,097

Net assets	$115,403,798

Shares outstanding	5,128,344

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$22.50

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$85,159
Dividends (net of withholding tax of $1,002)	389,407

Total investment income	474,566

Expenses:
Management fees	831,452
Custodian fees	14,340
Directors’ fees	4,467
Professional fees	12,948
Accounting fees	36,470
Printing and filing fees	9,861
Compliance expense	4,507
Other	1,693

Total expenses	915,738

Net investment loss	(441,172)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	13,393,811
Change in unrealized appreciation/depreciation on investments	2,033,871

Net realized/unrealized gain (loss) on investments	15,427,682

Change in net assets from operations	$14,986,510

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(441,172)	$(399,742)
Net realized gain (loss) on investments	13,393,811	12,759,101
Change in unrealized appreciation/depreciation on investments	2,033,871	(4,028,073)

Change in net assets from operations	14,986,510	8,331,286

Capital transactions:
Received from shares sold	35,444,938	5,152,986
Paid for shares redeemed	(21,640,740)	(16,861,366)

Change in net assets from capital transactions	13,804,198	(11,708,380)

Change in net assets	28,790,708	(3,377,094)
Net Assets:
Beginning of year	$86,613,090	$89,990,184

End of year	$115,403,798	$86,613,090

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$19.09	$17.40	$15.83	$13.94	$9.53
Operations:
Net investment loss	(0.09)	(0.09)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	3.50	1.78	1.64	1.94	4.43

Total from operations	3.41	1.69	1.57	1.89	4.41

Net asset value, end of year	$22.50	$19.09	$17.40	$15.83	$13.94

Total return	17.86%	9.71%	9.92%	13.56%	46.34%
Ratios and supplemental data:
Net assets at end of year (millions)	$115.4	$86.6	$90.0	$96.6	$89.4
Ratios to average net assets:
Expenses	0.93%	0.94%	0.95%	0.96%	1.01%
Net investment loss	(0.45)%	(0.45)%	(0.40)%	(0.36)%	(0.20)%
Portfolio turnover rate	267%	209%	205%	206%	261%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Objective/Strategy

The S&P 500 Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500 Index.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	5.06%
Five year	12.28%
Ten year	5.85%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the S&P 500 Index Portfolio returned 5.06% versus 5.49% for the current benchmark, the S&P 500 Index.

The Portfolio’s correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in S&P 500 Depository Receipts (“Spiders”) which replicate the return of the S&P 500 Index. At year end, “Spiders” accounted for 0.4% of the Portfolio’s net assets.(1)

The top five holdings in the Portfolio were Exxon Mobil Corp., General Electric Co., Microsoft Corp., AT&T Inc., and The Procter & Gamble Co.(1)

The largest contributors to the index return for 2007 were Apple Inc., Exxon Mobil Corp., Google, Inc., Microsoft Corp., and Chevron Corp. The largest detractors for the index in 2007 were Citigroup, Inc., Bank of America Corp., Wachovia Corp., American International Group, Inc., and Merrill Lynch & Co., Inc.(1)

The U.S. economy faces the possibility of a shallow recession in 2008. Earnings and economic growth may face pressure from the continuing housing slump and tighter credit conditions. Aggressive Federal Reserve action may be required to spur growth and earnings in the second half of 2008.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	99.2
Exchange Traded Funds	0.4
Short-Term Notes and Other Net Assets	0.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	3.9
2.	General Electric Co.	2.9
3.	Microsoft Corp.	2.2
4.	AT&T Inc.	1.9
5.	The Procter & Gamble Co.	1.8
6.	Chevron Corp.	1.5
7.	Johnson & Johnson	1.5
8.	Bank of America Corp.	1.4
9.	Apple Inc.	1.3
10.	Cisco Systems, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	17.5
Information Technology	16.6
Energy	12.8
Health Care	11.9
Industrials	11.4
Consumer Staples	10.1
Consumer Discretionary	8.4
Telecommunication Services	3.6
Utilities	3.6
Materials	3.3

99.2

Ohio National Fund, Inc.
S&P 500 Index Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

CONSUMER DISCRETIONARY – 8.4%
Auto Components – 0.2%
Johnson Controls, Inc.	8,200	$295,528
The Goodyear Tire & Rubber Co. (a)	3,300	93,126

		388,654

Automobiles – 0.3%
Ford Motor Co. (a)	29,187	196,428
General Motors Corp.	7,800	194,142
Harley-Davidson, Inc.	3,300	154,143

		544,713

Distributors – 0.1%
Genuine Parts Co.	2,300	106,490

Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	1,900	133,285
H&R Block, Inc.	4,500	83,565

		216,850

Hotels, Restaurants & Leisure – 1.4%
Carnival Corp.	6,000	266,940
Darden Restaurants, Inc.	2,000	55,420
Harrah’s Entertainment, Inc.	2,600	230,750
International Game Technology	4,400	193,292
Marriott International, Inc. Class A	4,300	146,974
McDonald’s Corp.	16,400	966,124
Starbucks Corp. (a)	10,100	206,747
Starwood Hotels & Resorts Worldwide, Inc.	2,800	123,284
Wendy’s International, Inc.	1,200	31,008
Wyndham Worldwide Corp.	2,460	57,958
Yum! Brands, Inc.	7,000	267,890

		2,546,387

Household Durables – 0.4%
Centex Corp.	1,700	42,942
D.R. Horton, Inc.	3,800	50,046
Fortune Brands, Inc.	2,100	151,956
Harman International Industries, Inc.	800	58,968
KB Home	1,100	23,760
Leggett & Platt, Inc.	2,400	41,856
Lennar Corp. Class A	1,900	33,991
Newell Rubbermaid, Inc.	3,900	100,932
Pulte Homes, Inc.	2,900	30,566
Snap-on, Inc.	800	38,592
The Black & Decker Corp.	900	62,685
The Stanley Works	1,100	53,328
Whirlpool Corp.	1,055	86,120

		775,742

Internet & Catalog Retail – 0.3%
Amazon.com Inc. (a)	4,300	398,352
Expedia, Inc. (a)	2,900	91,698
IAC/InterActiveCorp (a)	2,600	69,992

		560,042

Leisure Equipment & Products – 0.1%
Brunswick Corp.	1,200	20,460
Eastman Kodak Co.	4,000	87,480
Hasbro, Inc.	2,000	51,160
Mattel, Inc.	5,100	97,104

		256,204

Media – 2.8%
CBS Corp. Class B	9,450	257,512
Clear Channel Communications, Inc.	6,900	238,188
Comcast Corp. Class A (a)	42,553	777,018
Gannett Co., Inc.	3,200	124,800
Interpublic Group of Companies, Inc. (a)	6,523	52,902
Meredith Corp.	500	27,490
News Corp. Class A	32,000	655,680
Omnicom Group, Inc.	4,500	213,885
The DIRECTV Group Inc. (a)	9,900	228,888
The E.W. Scripps Co. Class A	1,200	54,012
The McGraw-Hill Companies, Inc.	4,600	201,526
The New York Times Co. Class A	2,000	35,060
The Walt Disney Co.	26,300	848,964
The Washington Post Co. Class B	50	39,571
Time Warner, Inc.	50,000	825,500
Viacom, Inc. Class B (a)	9,050	397,476

		4,978,472

Multiline Retail – 0.8%
Big Lots, Inc. (a)	1,300	20,787
Dillard’s Inc. Class A	800	15,024
Family Dollar Stores, Inc.	1,900	36,537
J.C. Penney Co. Inc.	3,100	136,369
Kohl’s Corp. (a)	4,300	196,940
Macy’s, Inc.	5,976	154,599
Nordstrom, Inc.	2,600	95,498
Sears Holdings Corp. (a)	1,001	102,152
Target Corp.	11,500	575,000

		1,332,906

Specialty Retail – 1.5%
Abercrombie & Fitch Co. Class A	1,200	95,964
AutoNation, Inc. (a)	1,900	29,754
AutoZone, Inc. (a)	600	71,946
Bed Bath & Beyond, Inc. (a)	3,700	108,743
Best Buy Co., Inc.	4,875	256,669
Circuit City Stores, Inc.	2,300	9,660
GameStop Corp. Class A (a)	2,200	136,642
Limited Brands, Inc.	4,300	81,399
Lowe’s Companies, Inc.	20,200	456,924
Office Depot, Inc. (a)	3,800	52,858
OfficeMax Inc.	1,000	20,660
RadioShack Corp.	1,800	30,348
Staples, Inc.	9,800	226,086
The Gap Inc.	6,450	137,256
The Home Depot, Inc.	23,400	630,396
The Sherwin-Williams Co.	1,400	81,256
The TJX Cos., Inc.	6,000	172,380
Tiffany & Co.	1,900	87,457

		2,686,398

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	5,100	$155,958
Jones Apparel Group, Inc.	1,200	19,188
Liz Claiborne, Inc.	1,400	28,490
NIKE, Inc. Class B	5,300	340,472
Polo Ralph Lauren Corp.	800	49,432
V.F. Corp.	1,200	82,392

		675,932

TOTAL CONSUMER DISCRETIONARY		15,068,790

CONSUMER STAPLES – 10.1%
Beverages – 2.4%
Anheuser-Busch Companies, Inc.	10,200	533,868
Brown-Forman Corp. Class B	1,200	88,932
Coca-Cola Enterprises, Inc.	4,000	104,120
Constellation Brands, Inc. Class A (a)	2,700	63,828
Molson Coors Brewing Co. Class B	1,900	98,078
PepsiCo, Inc.	22,300	1,692,570
The Coca-Cola Co.	27,500	1,687,675
The Pepsi Bottling Group, Inc.	1,900	74,974

		4,344,045

Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	6,000	418,560
CVS Caremark Corporation	20,420	811,695
Safeway, Inc.	6,100	208,681
SUPERVALU, Inc.	2,919	109,521
Sysco Corp.	8,400	262,164
The Kroger Co.	9,400	251,074
Walgreen Co.	13,700	521,696
Wal-Mart Stores, Inc.	32,700	1,554,231
Whole Foods Market, Inc.	1,900	77,520

		4,215,142

Food Products – 1.5%
Archer-Daniels-Midland Co.	8,850	410,906
Campbell Soup Co.	3,100	110,763
ConAgra Foods, Inc.	6,700	159,393
Dean Foods Co.	1,800	46,548
General Mills, Inc.	4,700	267,900
H.J. Heinz Co.	4,400	205,392
Kellogg Co.	3,700	193,991
Kraft Foods, Inc. Class A	21,376	697,499
McCormick & Co., Inc.	1,800	68,238
Sara Lee Corp.	10,000	160,600
The Hershey Company	2,300	90,620
Tyson Foods, Inc. Class A	3,800	58,254
Wm. Wrigley Jr. Co.	3,000	175,650

		2,645,754

Household Products – 2.3%
Colgate-Palmolive Co.	7,100	553,516
Kimberly-Clark Corp.	5,900	409,106
The Clorox Co.	1,900	123,823
The Procter & Gamble Co.	42,922	3,151,333

		4,237,778

Personal Products – 0.2%
Avon Products, Inc.	5,900	233,227
The Estee Lauder Cos. Inc. Class A	1,600	69,776

		303,003

Tobacco – 1.4%
Altria Group, Inc.	29,100	2,199,378
Reynolds American, Inc.	2,400	158,304
UST, Inc.	2,200	120,560

		2,478,242

TOTAL CONSUMER STAPLES		18,223,964

ENERGY – 12.8%
Energy Equipment & Services – 2.6%
Baker Hughes, Inc.	4,400	356,840
BJ Services Co.	4,100	99,466
ENSCO International, Inc.	2,000	119,240
Halliburton Co.	12,200	462,502
Nabors Industries Ltd. (a)	3,900	106,821
National Oilwell Varco, Inc. (a)	4,900	359,954
Noble Corp.	3,700	209,087
Rowan Cos., Inc.	1,500	59,190
Schlumberger Ltd.	16,500	1,623,105
Smith International, Inc.	2,800	206,780
Transocean Inc. (a)	4,398	629,574
Weatherford International Ltd. (a)	4,700	322,420

		4,554,979

Oil, Gas & Consumable Fuels – 10.2%
Anadarko Petroleum Corp.	6,500	426,985
Apache Corp.	4,622	497,050
Chesapeake Energy Corp.	6,300	246,960
Chevron Corp.	29,238	2,728,782
ConocoPhillips	22,100	1,951,430
CONSOL Energy, Inc.	2,500	178,800
Devon Energy Corp.	6,200	551,242
El Paso Corp.	9,700	167,228
EOG Resources, Inc.	3,400	303,450
Exxon Mobil Corp.	75,600	7,082,964
Hess Corp.	3,800	383,268
Marathon Oil Corp.	9,820	597,645
Murphy Oil Corp.	2,600	220,584
Noble Energy, Inc.	2,400	190,848
Occidental Petroleum Corp.	11,500	885,385
Peabody Energy Corp.	3,700	228,068
Range Resources Corp.	2,100	107,856
Spectra Energy Corp.	8,718	225,099
Sunoco, Inc.	1,600	115,904
Tesoro Petroleum Corp.	1,900	90,630
Valero Energy Corp.	7,600	532,228
Williams Cos., Inc.	8,200	293,396
XTO Energy, Inc.	6,666	342,366

		18,348,168

TOTAL ENERGY		22,903,147

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

FINANCIALS – 17.5%
Capital Markets – 3.3%
American Capital Strategies Ltd.	2,700	$88,992
Ameriprise Financial, Inc.	3,180	175,250
Bank of Morgan Stanley	14,700	780,717
E*TRADE Financial Corp. (a)	5,900	20,945
Federated Investors, Inc. Class B	1,200	49,392
Franklin Resources, Inc.	2,200	251,746
Janus Capital Group, Inc.	2,100	68,985
Legg Mason, Inc.	1,900	138,985
Lehman Brothers Holdings, Inc.	7,300	477,712
Merrill Lynch & Co., Inc.	11,800	633,424
Northern Trust Corp.	2,600	199,108
State Street Corp.	5,300	430,360
T. Rowe Price Group, Inc.	3,700	225,256
The Bank Of New York Mellon Corp.	15,711	766,068
The Bear Stearns Companies Inc.	1,600	141,200
The Charles Schwab Corp.	13,000	332,150
The Goldman Sachs Group, Inc.	5,500	1,182,775

		5,963,065

Commercial Banks – 3.0%
BB&T Corp.	7,600	233,092
Comerica, Inc.	2,100	91,413
Commerce Bancorp Inc. (NJ)	2,700	102,978
Fifth Third Bancorp	7,350	184,705
First Horizon National Corp.	1,700	30,855
Huntington Bancshares, Inc.	5,100	75,276
KeyCorp	5,400	126,630
M&T Bank Corp.	1,000	81,570
Marshall & Ilsley Corp.	3,600	95,328
National City Corp.	8,800	144,848
PNC Financial Services Group, Inc.	4,800	315,120
Regions Financial Corp.	9,575	226,449
SunTrust Banks Inc.	4,800	299,952
Synovus Financial Corp.	4,500	108,360
U.S. Bancorp	23,890	758,269
Wachovia Corp.	27,294	1,037,991
Wells Fargo & Co.	46,700	1,409,873
Zions Bancorporation	1,500	70,035

		5,392,744

Consumer Finance – 0.7%
American Express Co.	16,200	842,724
Capital One Financial Corp.	5,373	253,928
Discover Financial Services	6,650	100,282
SLM Corp.	5,700	114,798

		1,311,732

Diversified Financial Services – 4.4%
Bank of America Corp.	61,362	2,531,796
CIT Group, Inc.	2,600	62,478
Citigroup, Inc.	69,069	2,033,391
CME Group, Inc.	750	514,500
IntercontinentalExchange Inc. (a)	1,000	192,500
JPMorgan Chase & Co.	46,452	2,027,630
Leucadia National Corp.	2,300	108,330
Moody’s Corp.	3,000	107,100
NYSE Euronext Inc.	3,700	324,749

		7,902,474

Insurance – 4.3%
ACE Ltd.	4,600	284,188
AFLAC, Inc.	6,700	419,621
Ambac Financial Group, Inc.	1,400	36,078
American International Group, Inc.	35,100	2,046,330
Aon Corp.	4,100	195,529
Assurant, Inc.	1,300	86,970
Cincinnati Financial Corp.	2,266	89,598
Genworth Financial, Inc. Class A	6,100	155,245
Lincoln National Corp.	3,686	214,599
Loews Corp.	6,100	307,074
Marsh & McLennan Companies, Inc.	7,200	190,584
MBIA, Inc.	1,700	31,671
MetLife, Inc.	10,200	628,524
Principal Financial Group, Inc.	3,600	247,824
Prudential Financial, Inc.	6,300	586,152
Safeco Corp.	1,300	72,384
The Allstate Corp.	7,900	412,617
The Chubb Corp.	5,300	289,274
The Hartford Financial Services Group, Inc.	4,300	374,917
The Progressive Corp.	9,700	185,852
Torchmark Corp.	1,300	78,689
Travelers Companies, Inc.	8,959	481,994
Unum Group	5,000	118,950
XL Capital Ltd. Class A	2,500	125,775

		7,660,439

Real Estate Investment Trusts – 1.0%
Apartment Investment & Management Co. Class A	1,300	45,149
AvalonBay Communities, Inc.	1,100	103,554
Boston Properties, Inc.	1,700	156,077
Developers Diversified Realty Corp.	1,700	65,093
Equity Residential	3,800	138,586
General Growth Properties, Inc.	3,400	140,012
Host Hotels & Resorts Inc.	7,200	122,688
Kimco Realty Corp.	3,500	127,400
Plum Creek Timber Co. Inc.	2,400	110,496
ProLogis	3,600	228,168
Public Storage, Inc.	1,700	124,797
Simon Property Group, Inc.	3,100	269,266
Vornado Realty Trust	1,900	167,105

		1,798,391

Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc. (a)	2,700	58,185

Thrifts & Mortgage Finance – 0.7%
Countrywide Financial Corp.	7,998	71,502
Federal National Mortgage Association	13,500	539,730
Freddie Mac	9,200	313,444
Hudson City Bancorp, Inc.	7,200	108,144
MGIC Investment Corp.	1,100	24,673

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

Thrifts & Mortgage Finance (continued)
Sovereign Bancorp, Inc.	4,970	$56,658
Washington Mutual, Inc.	12,052	164,028

		1,278,179

TOTAL FINANCIALS		31,365,209

HEALTH CARE – 11.9%
Biotechnology – 1.1%
Amgen, Inc. (a)	15,006	696,879
Biogen Idec, Inc. (a)	4,045	230,241
Celgene Corp. (a)	5,300	244,913
Genzyme Corp. (a)	3,700	275,428
Gilead Sciences, Inc. (a)	12,900	593,529

		2,040,990

Health Care Equipment & Supplies – 1.7%
Baxter International, Inc.	8,800	510,840
Becton, Dickinson & Co.	3,400	284,172
Boston Scientific Corp. (a)	18,603	216,353
C.R. Bard, Inc.	1,400	132,720
Covidien Ltd.	6,850	303,387
Hospira, Inc. (a)	2,210	94,234
Medtronic, Inc.	15,600	784,212
St. Jude Medical, Inc. (a)	4,700	191,008
Stryker Corp.	3,300	246,576
Varian Medical Systems, Inc. (a)	1,700	88,672
Zimmer Holdings, Inc. (a)	3,270	216,310

		3,068,484

Health Care Providers & Services – 2.4%
Aetna, Inc.	6,900	398,337
AmerisourceBergen Corp.	2,300	103,201
Cardinal Health, Inc.	5,000	288,750
CIGNA Corp.	3,900	209,547
Coventry Health Care, Inc. (a)	2,100	124,425
Express Scripts, Inc. (a)	3,500	255,500
Humana, Inc. (a)	2,300	173,213
Laboratory Corp. Of America Holdings (a)	1,600	120,848
McKesson Corp.	4,000	262,040
Medco Health Solutions, Inc. (a)	3,688	373,963
Patterson Cos., Inc. (a)	1,900	64,505
Quest Diagnostics, Inc.	2,200	116,380
Tenet Healthcare Corp. (a)	6,550	33,274
UnitedHealth Group, Inc.	17,900	1,041,780
WellPoint, Inc. (a)	7,900	693,067

		4,258,830

Health Care Technology – 0.0%
IMS Health, Inc.	2,700	62,208

Life Sciences Tools & Services – 0.4%
Applera Corp. — Applied Biosystems Group	2,300	78,016
Millipore Corp. (a)	800	58,544
PerkinElmer, Inc.	1,600	41,632
Thermo Fisher Scientific, Inc. (a)	5,800	334,544
Waters Corp. (a)	1,400	110,698

		623,434

Pharmaceuticals – 6.3%
Abbott Laboratories	21,400	1,201,610
Allergan, Inc.	4,200	269,808
Barr Pharmaceuticals, Inc. (a)	1,500	79,650
Bristol-Myers Squibb Co.	27,400	726,648
Eli Lilly & Co.	13,700	731,443
Forest Laboratories, Inc. (a)	4,300	156,735
Johnson & Johnson	39,600	2,641,320
King Pharmaceuticals, Inc. (a)	3,400	34,816
Merck & Co., Inc.	30,100	1,749,111
Mylan Laboratories Inc.	4,200	59,052
Pfizer, Inc.	94,530	2,148,667
Schering-Plough Corp.	22,400	596,736
Watson Pharmaceuticals, Inc. (a)	1,400	37,996
Wyeth	18,500	817,515

		11,251,107

TOTAL HEALTH CARE		21,305,053

INDUSTRIALS – 11.4%
Aerospace & Defense – 2.8%
General Dynamics Corp.	5,600	498,344
Goodrich Corp.	1,700	120,037
Honeywell International, Inc.	10,300	634,171
L-3 Communications Holdings, Inc.	1,700	180,098
Lockheed Martin Corp.	4,800	505,248
Northrop Grumman Corp.	4,700	369,608
Precision Castparts Corp.	1,900	263,530
Raytheon Co.	5,900	358,130
Rockwell Collins, Inc.	2,300	165,531
The Boeing Co.	10,700	935,822
United Technologies Corp.	13,700	1,048,598

		5,079,117

Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	2,300	124,476
Expeditors International of Washington, Inc.	2,900	129,572
FedEx Corp.	4,300	383,431
United Parcel Service, Inc. Class B	14,500	1,025,440

		1,662,919

Airlines – 0.1%
Southwest Airlines Co.	10,200	124,440

Building Products – 0.1%
Masco Corp.	5,100	110,211
Trane, Inc.	2,400	112,104

		222,315

Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc. (a)	4,000	44,080
Avery Dennison Corp.	1,500	79,710
Cintas Corp.	1,900	63,878
Equifax, Inc.	1,800	65,448

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

Commercial Services & Supplies (continued)
Monster Worldwide, Inc. (a)	1,800	$58,320
Pitney Bowes, Inc.	3,000	114,120
R.R. Donnelley & Sons Co.	3,000	113,220
Robert Half International, Inc.	2,200	59,488
Waste Management, Inc.	7,000	228,690

		826,954

Construction & Engineering – 0.2%
Fluor Corp.	1,200	174,864
Jacobs Engineering Group, Inc. (a)	1,700	162,537

		337,401

Electrical Equipment – 0.5%
Cooper Industries Ltd. Class A	2,500	132,200
Emerson Electric Co.	10,900	617,594
Rockwell Automation, Inc.	2,100	144,816

		894,610

Industrial Conglomerates – 3.6%
3M Co.	9,900	834,768
General Electric Co.	139,800	5,182,386
Textron, Inc.	3,400	242,420
Tyco International Ltd.	6,850	271,602

		6,531,176

Machinery – 1.9%
Caterpillar, Inc.	8,800	638,528
Cummins, Inc.	1,400	178,318
Danaher Corp.	3,500	307,090
Deere & Co.	6,100	568,032
Dover Corp.	2,700	124,443
Eaton Corp.	2,000	193,900
Illinois Tool Works, Inc.	5,700	305,178
Ingersoll-Rand Co. Ltd. Class A	3,800	176,586
ITT Corp.	2,500	165,100
Manitowoc Co. Inc.	1,800	87,894
PACCAR, Inc.	5,112	278,502
Pall Corp.	1,700	68,544
Parker Hannifin Corp.	2,300	173,213
Terex Corp. (a)	1,400	91,798

		3,357,126

Road & Rail – 0.8%
Burlington Northern Santa Fe Corp.	4,100	341,243
CSX Corp.	5,800	255,084
Norfolk Southern Corp.	5,400	272,376
Ryder System, Inc.	800	37,608
Union Pacific Corp.	3,600	452,232

		1,358,543

Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	900	78,768

TOTAL INDUSTRIALS		20,473,369

INFORMATION TECHNOLOGY – 16.6%
Communications Equipment – 2.6%
Ciena Corp. (a)	1,142	38,954
Cisco Systems, Inc. (a)	83,900	2,271,173
Corning, Inc.	21,800	522,982
JDS Uniphase Corp. (a)	3,075	40,897
Juniper Networks, Inc. (a)	7,200	239,040
Motorola, Inc.	31,600	506,864
QUALCOMM, Inc.	22,600	889,310
Tellabs, Inc. (a)	6,100	39,894

		4,549,114

Computers & Peripherals – 4.5%
Apple Inc. (a)	12,100	2,396,768
Dell, Inc. (a)	31,000	759,810
EMC Corp. (a)	29,000	537,370
Hewlett-Packard Co.	35,700	1,802,136
International Business Machines Corp.	19,100	2,064,710
Lexmark International, Inc. Class A (a)	1,300	45,318
Network Appliance, Inc. (a)	4,800	119,808
QLogic Corp. (a)	1,900	26,980
SanDisk Corp. (a)	3,200	106,144
Sun Microsystems, Inc. (a)	11,450	207,588
Teradata Corp. (a)	2,500	68,525

		8,135,157

Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc. (a)	5,300	194,722
Jabil Circuit, Inc.	2,900	44,283
Molex, Inc.	2,000	54,600
Tyco Electronics Ltd.	6,850	254,341

		547,946

Internet Software & Services – 1.9%
Akamai Technologies, Inc. (a)	2,300	79,580
eBay, Inc. (a)	15,700	521,083
Google, Inc. Class A (a)	3,175	2,195,449
VeriSign, Inc. (a)	3,100	116,591
Yahoo!, Inc. (a)	18,500	430,310

		3,343,013

IT Services – 0.8%
Affiliated Computer Services, Inc. Class A (a)	1,400	63,140
Automatic Data Processing, Inc.	7,300	325,069
Cognizant Technology Solutions Corp. Class A (a)	4,000	135,760
Computer Sciences Corp. (a)	2,400	118,728
Convergys Corp. (a)	1,800	29,628
Electronic Data Systems Corp.	7,100	147,183
Fidelity National Information Services Inc.	2,400	99,816
Fiserv, Inc. (a)	2,300	127,627
Paychex, Inc.	4,600	166,612
The Western Union Co.	10,347	251,225
Unisys Corp. (a)	4,800	22,704

		1,487,492

Office Electronics – 0.1%
Xerox Corp. (a)	12,800	207,232

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

Semiconductor & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc. (a)	8,400	$63,000
Altera Corp.	4,600	88,872
Analog Devices, Inc.	4,200	133,140
Applied Materials, Inc.	19,100	339,216
Broadcom Corp. Class A (a)	6,550	171,217
Intel Corp.	80,900	2,156,794
KLA-Tencor Corp.	2,500	120,400
Linear Technology Corp.	3,100	98,673
LSI Logic Corp. (a)	9,800	52,038
MEMC Electronic Materials, Inc. (a)	3,200	283,168
Microchip Technology, Inc.	3,000	94,260
Micron Technology, Inc. (a)	10,500	76,125
National Semiconductor Corp.	3,300	74,712
Novellus Systems, Inc. (a)	1,600	44,112
NVIDIA Corp. (a)	7,700	261,954
Teradyne, Inc. (a)	2,400	24,816
Texas Instruments, Inc.	19,300	644,620
Xilinx, Inc.	4,100	89,667

		4,816,784

Software – 3.7%
Adobe Systems, Inc. (a)	7,900	337,567
Autodesk, Inc. (a)	3,200	159,232
BMC Software, Inc. (a)	2,700	96,228
CA, Inc.	5,400	134,730
Citrix Systems, Inc. (a)	2,600	98,826
Compuware Corp. (a)	4,000	35,520
Electronic Arts, Inc. (a)	4,400	257,004
Intuit, Inc. (a)	4,600	145,406
Microsoft Corp.	111,300	3,962,280
Novell, Inc. (a)	4,800	32,976
Oracle Corp. (a)	54,600	1,232,868
Symantec Corp. (a)	11,994	193,583

		6,686,220

TOTAL INFORMATION TECHNOLOGY		29,772,958

MATERIALS – 3.3%
Chemicals – 1.8%
Air Products and Chemicals, Inc.	3,000	295,890
Ashland Inc.	800	37,944
E.I. du Pont de Nemours & Co.	12,400	546,716
Eastman Chemical Co.	1,100	67,199
Ecolab, Inc.	2,400	122,904
Hercules, Inc.	1,600	30,960
International Flavors & Fragrances, Inc.	1,100	52,943
Monsanto Co.	7,586	847,280
PPG Industries, Inc.	2,300	161,529
Praxair, Inc.	4,400	390,324
Rohm & Haas Co.	1,700	90,219
Sigma-Aldrich Corp.	1,800	98,280
The Dow Chemical Co.	13,100	516,402

		3,258,590

Construction Materials – 0.1%
Vulcan Materials Co.	1,500	118,635

Containers & Packaging – 0.1%
Ball Corp.	1,400	63,000
Bemis Co., Inc.	1,400	38,332
Pactiv Corp. (a)	1,800	47,934
Sealed Air Corp.	2,200	50,908

		200,174

Metals & Mining – 1.0%
Alcoa, Inc.	11,700	427,635
Allegheny Technologies, Inc.	1,400	120,960
Freeport-McMoRan Copper & Gold, Inc.	5,276	540,474
Newmont Mining Corp.	6,300	307,629
Nucor Corp.	4,000	236,880
Titanium Metals Corp. (a)	1,200	31,740
United States Steel Corp.	1,600	193,456

		1,858,774

Paper & Forest Products – 0.3%
International Paper Co.	5,900	191,042
MeadWestvaco Corp.	2,600	81,380
Weyerhaeuser Co.	2,900	213,846

		486,268

TOTAL MATERIALS		5,922,441

TELECOMMUNICATION SERVICES – 3.6%
Diversified Telecommunication Services – 3.2%
AT&T Inc.	83,878	3,485,970
CenturyTel, Inc.	1,500	62,190
Citizens Communications Co.	4,500	57,285
Embarq Corp.	2,151	106,539
Qwest Communications International, Inc. (a)	21,700	152,117
Verizon Communications, Inc.	40,000	1,747,600
Windstream Corp.	6,596	85,880

		5,697,581

Wireless Telecommunication Services – 0.4%
American Tower Corp. – Class A (a)	5,600	238,560
Sprint Nextel Corp.	39,332	516,429

		754,989

TOTAL TELECOMMUNICATION SERVICES		6,452,570

UTILITIES – 3.6%
Electric Utilities – 2.1%
Allegheny Energy, Inc. (a)	2,300	146,303
American Electric Power Co., Inc.	5,500	256,080
Duke Energy Corp.	17,436	351,684
Edison International	4,500	240,165
Entergy Corp.	2,700	322,704
Exelon Corp.	9,100	742,924
FirstEnergy Corp.	4,200	303,828
FPL Group, Inc.	5,600	379,568
Pepco Holdings, Inc.	2,800	82,124
Pinnacle West Capital Corp.	1,400	59,374
PPL Corp.	5,100	265,659

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 99.2%	Shares	Value

Electric Utilities (continued)
Progress Energy, Inc.	3,600	$174,348
The Southern Co.	10,500	406,875

		3,731,636

Gas Utilities – 0.1%
Nicor, Inc.	600	25,410
Questar Corp.	2,400	129,840

		155,250

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc.	2,500	256,325
Dynegy Inc. Class A (a)	6,899	49,259
The AES Corp. (a)	9,300	198,927

		504,511

Multi-Utilities – 1.1%
Ameren Corp.	2,900	157,209
CenterPoint Energy, Inc.	4,400	75,372
CMS Energy Corp.	3,100	53,878
Consolidated Edison, Inc.	3,800	185,630
Dominion Resources Inc.	8,100	384,345
DTE Energy Co.	2,300	101,108
Integrys Energy Group, Inc.	1,012	52,310
NiSource, Inc.	3,800	71,782
PG&E Corp.	4,900	211,141
Public Service Enterprise Group, Inc.	3,500	343,840
Sempra Energy	3,600	222,768
TECO Energy, Inc.	2,900	49,909
Xcel Energy, Inc.	5,800	130,906

		2,040,198

TOTAL UTILITIES		6,431,595

Total Common Stocks (Cost $142,031,419)		$177,919,096

		Fair
Exchange Traded Funds – 0.4%	Shares	Value

Standard & Poor’s Depository Receipts (SPDRs)	5,425	$793,189

Total Exchange Traded Funds (Cost $805,294)		$793,189

	Face	Fair
Short-Term Notes – 0.2%	Amount	Value

American Express Credit Corp. 0.000% Coupon,
3.329% Effective Yield, 01/02/2008	$329,000	$328,966

Total Short-Term Notes (Cost $328,966)		$328,966

Total Investments (Cost $143,165,679) (b) – 99.8%		$179,041,251
Other Assets in Excess of Liabilities – 0.2%		392,974

Net Assets – 100.0%		$179,434,225

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $142,836,713)	$178,712,285
Short-term notes	328,966
Cash	775
Receivable for securities sold	44,932
Receivable for fund shares sold	304,367
Dividends and accrued interest receivable	263,526
Prepaid expenses and other assets	2,318

Total assets	179,657,169

Liabilities:
Payable for securities purchased	40,076
Payable for fund shares redeemed	92,483
Payable for investment management services	58,018
Payable for compliance services	67
Accrued custody expense	1,737
Accrued professional fees	8,567
Accrued accounting fees	13,207
Accrued printing and filing fees	8,789

Total liabilities	222,944

Net assets	$179,434,225

Net assets consist of:
Par value, $1 per share	$11,680,458
Paid-in capital in excess of par value	157,606,497
Accumulated net realized loss on investments	(26,039,784)
Net unrealized appreciation on investments	35,875,572
Undistributed net investment income	311,482

Net assets	$179,434,225

Shares outstanding	11,680,458

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$15.36

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$14,235
Dividends	3,580,184

Total investment income	3,594,419

Expenses:
Management fees	693,686
Custodian fees	14,012
Directors’ fees	8,415
Professional fees	14,864
Accounting fees	77,999
Printing and filing fees	17,621
Compliance expense	4,507
Other	3,278

Total expenses	834,382

Net investment income	2,760,037

Realized/unrealized gain (loss) on investments:
Net realized/unrealized gain (loss) on investments	2,911,630
Change in unrealized appreciation/depreciation on investments	3,310,664

Net realized/unrealized gain (loss) on investments	6,222,294

Change in net assets from operations	$8,982,331

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,760,037	$2,611,943
Net realized gain (loss) on investments and futures contracts	2,911,630	1,228,609
Change in unrealized appreciation/depreciation on investments	3,310,664	21,867,652

Change in net assets from operations	8,982,331	25,708,204

Distributions to shareholders:
Distributions from net investment income	(2,436,493)	(1,924,394)

Capital transactions:
Received from shares sold	21,330,432	7,789,650
Received from dividends reinvested	2,436,493	1,924,394
Paid for shares redeemed	(32,990,849)	(41,877,407)

Change in net assets from capital transactions	(9,223,924)	(32,163,363)

Change in net assets	(2,678,086)	(8,379,553)
Net Assets:
Beginning of year	182,112,311	190,491,864

End of year	$179,434,225	$182,112,311

Undistributed net investment income	$311,482	$648,909

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$14.82	$12.99	$12.56	$11.51	$9.11
Operations:
Net investment income	0.24	0.22	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments and futures contracts	0.51	1.77	0.37	1.00	2.40

Total from operations	0.75	1.99	0.56	1.18	2.52

Distributions:
Distributions from net investment income	(0.21)	(0.16)	(0.13)	(0.13)	(0.12)

Net asset value, end of year	$15.36	$14.82	$12.99	$12.56	$11.51

Total return	5.06%	15.30%	4.47%	10.30%	27.84%
Ratios and supplemental data:
Net assets at end of year (millions)	$179.4	$182.1	$190.5	$195.9	$182.5
Ratios to average net assets:
Expenses	0.45%	0.47%	0.47%	0.50%	0.53%
Net investment income	1.50%	1.45%	1.39%	1.52%	1.21%
Portfolio turnover rate	7%	7%	9%	8%	21%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Objective/Strategy

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	−8.74%
Five year	9.06%
Since inception (5/1/98)	2.79%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Blue Chip Portfolio returned −8.74% versus 1.99% for the current benchmark, S&P 500/Citigroup Value Index.

The equity market recorded a positive return in 2007, up 5.5% as measured by the S&P 500 Index. Still, the year is most likely to be remembered for the financial turmoil that started with the subprime mortgage market and threatened to spill over into the rest of the economy by year end. The game of musical chairs lasted while the home prices were going up. Financial institutions had been lending to borrowers that were already extended and could not afford the extra debt service. They packaged such loans into sophisticated financial instruments that they sold to yield-hungry investors. Once the losses started to creep in on the back of falling home prices, they got exaggerated by all the excessive leverage that had been taken, and threatened to destabilize the economy. In the aftershocks of such an event lending was curtailed and the real economy slowed down to an estimated sub-1% growth in the fourth quarter.

The commodity complex had another strong year on the back of continued international growth and weaker U.S. dollar. Crude oil was the best performing asset, which helped Energy top the performance of all sectors in the S&P 500 Index, up 34% for the year. Other strong performers were Materials, up 23%, and Utilities, up 19%. Financials was the worst performing sector, down 19%, closely followed by Consumer Discretionary, which was down 13%.

In light of this stagflationary scenario and subsequent currency weakness, the Federal Reserve (Fed) found itself constrained in the amount of monetary easing it could offer. The market looked for aggressive rate cuts to prevent the slowdown, but the Federal Reserve offered moderate cuts, only 100bps from September through year-end. That resulted in weak equity performance in the last quarter of the calendar year.

There has not been a significant change in the risk profile of the Portfolio. To some degree we have scaled down on our pro-cyclical positions through the year given our increased conviction of a pending economic slowdown. However, we had been defensively positioned through the whole year to begin with. The Portfolio is positioned to out-perform on the downside and participate in the upside, with stocks that should deliver alpha based on improving fundamental outlook. On average there have been about 50 names in the Portfolio through the year and tracking error is 390bps.(1)

Sector selection contributed in positive relative return. Being under-weight in the Financials sector through the period was the biggest positive relative group contributor to returns. Over-weights in Consumer Staples, Health Care, and Information Technology also all added value. However, weak stock selection more than offset the positive sector calls. Stock selection was weak across the sectors, and especially in Health Care and Information Technology. This breadth can be explained by the environment that favored momentum over value investing last year, and as such narrowed the group of out-performers, bunching them into names that offered poor returns on a normalized basis within our framework.(1)

Best performers in the Portfolio were energy outfits, Apache Corp. and Chevron Corp., up 63% and 31% respectively. Both benefited from record high oil prices during the year. The Coca-Cola Co. was up 30% on the back of a successful expansion of product portfolio that managed to reinvigorate its growth profile. Finally, Vodafone Group plc and Verizon Communications, Inc. were two telecom names, up 25% and 22% for the year, which primarily benefited from growth in their joint wireless subsidiary, Verizon Wireless.(1)

The largest Portfolio laggard was printer maker Lexmark International, Inc., down 52%, on the back of an increase in research and development expenses and a heightened competition for their inkjet division. Freddie Mac was down 48% as the mortgage crisis negatively impacted the quality of its portfolio. The other prominent poor performers were Alcatel-Lucent, down 47%, Citigroup, Inc., down 45%, and Nortel Networks Corp., down 42%.(1)

The largest overall contributors to the Portfolio’s performance were Verizon Communications, Inc., Chevron Corp., International Business Machines, Apache Corp. and The Coca-Cola Co. Largest detractors to the Portfolio’s performance were Citigroup, Inc., Sprint Nextel Corp., Lexmark International, Inc., Gannett Co., Inc. and Alcatel-Lucent.(1)

The biggest environmental factor that affected the Portfolio’s performance last year was a rise in investors’ risk aversion, as evidenced in poor performance of stocks that were trading as inexpensive to the market on traditional valuation metrics. Last year was not the year to be pursuing valuation or contrarian strategies. Growth, GARP (“Growth At A Reasonable Price”), and momentum strategies out-performed value. Investors fled to stocks with perceived higher returns and lower volatility of

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

returns. That presented a big headwind to the Portfolio given our investment discipline that is focused on stocks that are out of favor and trading at a discount to the market and their intrinsic fair value.

The first half of 2008 will represent the eye of the financial storm that the equity market is facing. With mortgage resets entering their peak period, economic activity slowing, and credit availability diminished, the equity market is slowly conceding that this could turn out to be an atypical monetary easing cycle. The Fed is stuck between slowing growth and rising inflation, the dreaded stagflationary scenario, limiting the scope of the help it can offer.

Double-digit positive earnings expectations are likely a thing of the past. The market’s earnings shrunk by almost 10% in the fourth quarter year-over-year, with Financials being the main culprit. We are now expecting EPS growth in mid single digits for 2008, with recession, now more likely than not, putting further downward pressure on that estimate. However, market’s expectations remain divorced from economic reality, with the consensus looking at 16% EPS growth in 2008. A defensive posture remains warranted.

There have not been any significant changes in our Portfolio positioning from the third quarter. We remain positioned for an economic slowdown followed by a patch of sub-par earnings growth. Our over-weight remains in Health Care and Consumer Staples, two sectors that should thrive in such an environment. However, we are starting to see some better value emerge in Consumer Discretionary, where we have been increasing our weighting. These positions come at the expense of being under-weight in Financials, Industrials, and Utilities.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology’s manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned.

The S&P 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified growth, value, or a mix of growth and value. The index has a relatively low turnover. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.7
Repurchase Agreements and Other Net Assets	3.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Kraft Foods, Inc. Class A	5.4
2.	Dell, Inc.	4.3
3.	Gannett Co., Inc.	3.7
4.	Sprint Nextel Corp.	3.5
5.	UnitedHealth Group, Inc.	3.4
6.	Johnson & Johnson	3.3
7.	American International Group, Inc.	3.3
8.	Boston Scientific Corp.	3.2
9.	Chevron Corp.	3.1
10.	Sara Lee Corp.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Health Care	20.4
Information Technology	16.1
Financials	14.6
Consumer Staples	12.9
Consumer Discretionary	10.8
Telecommunication Services	7.2
Industrials	5.9
Energy	5.2
Materials	1.9
Utilities	1.7

96.7

Ohio National Fund, Inc.
Blue Chip Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.7%	Shares	Value

CONSUMER DISCRETIONARY – 10.8%
Automobiles – 2.7%
Ford Motor Co. (a)	112,500	$757,125

Household Durables – 1.4%
Leggett & Platt, Inc.	17,200	299,968
The Black & Decker Corp.	1,400	97,510

		397,478

Media – 5.2%
Gannett Co., Inc.	26,700	1,041,300
Time Warner, Inc.	26,500	437,515

		1,478,815

Specialty Retail – 1.5%
The Gap Inc.	19,600	417,088

TOTAL CONSUMER DISCRETIONARY		3,050,506

CONSUMER STAPLES – 12.9%
Beverages – 1.8%
The Coca-Cola Co.	8,200	503,234

Food Products – 11.1%
Dean Foods Co.	15,900	411,174
General Mills, Inc.	7,400	421,800
Kraft Foods, Inc. Class A	46,700	1,523,821
Sara Lee Corp.	49,800	799,788

		3,156,583

TOTAL CONSUMER STAPLES		3,659,817

ENERGY – 5.2%
Oil, Gas & Consumable Fuels – 5.2%
Apache Corp.	3,100	333,374
Chevron Corp.	9,300	867,969
Exxon Mobil Corp.	3,012	282,194

TOTAL ENERGY		1,483,537

FINANCIALS – 14.6%
Commercial Banks – 1.5%
Wachovia Corp.	11,500	437,345

Diversified Financial Services – 4.9%
Bank of America Corp.	15,165	625,708
Citigroup, Inc.	15,233	448,459
JPMorgan Chase & Co.	7,100	309,915

		1,384,082

Insurance – 5.8%
ACE Ltd.	7,100	438,638
AFLAC, Inc.	4,300	269,309
American International Group, Inc.	16,000	932,800

		1,640,747

Thrifts & Mortgage Finance – 2.4%
Freddie Mac	19,800	674,586

TOTAL FINANCIALS		4,136,760

HEALTH CARE – 20.4%
Biotechnology – 0.2%
Amgen, Inc. (a)	1,200	55,728

Health Care Equipment & Supplies – 4.2%
Boston Scientific Corp. (a)	78,200	909,466
Covidien Ltd.	6,600	292,314

		1,201,780

Health Care Providers & Services – 6.6%
Cardinal Health, Inc.	12,400	716,100
UnitedHealth Group, Inc.	16,400	954,480
WellPoint, Inc. (a)	2,200	193,006

		1,863,586

Pharmaceuticals – 9.4%
Bristol-Myers Squibb Co.	8,100	214,812
Johnson & Johnson	14,100	940,470
Pfizer, Inc.	34,000	772,820
Wyeth	16,700	737,973

		2,666,075

TOTAL HEALTH CARE		5,787,169

INDUSTRIALS – 5.9%
Aerospace & Defense – 1.1%
L-3 Communications Holdings, Inc.	2,900	307,226

Building Products – 0.5%
Masco Corp.	7,100	153,431

Commercial Services & Supplies – 2.6%
Avery Dennison Corp.	8,400	446,376
Cintas Corp.	8,900	299,218

		745,594

Industrial Conglomerates – 1.7%
3M Co.	5,700	480,624

TOTAL INDUSTRIALS		1,686,875

INFORMATION TECHNOLOGY – 16.1%
Communications Equipment – 3.1%
Alcatel-Lucent – ADR	80,100	586,332
Nortel Networks Corp. (a)	20,100	303,309

		889,641

Computers & Peripherals – 6.2%
Dell, Inc. (a)	49,300	1,208,343
Lexmark International, Inc. Class A (a)	15,500	540,330

		1,748,673

IT Services – 2.8%
Computer Sciences Corp. (a)	8,700	430,389
Fiserv, Inc. (a)	6,400	355,136

		785,525

Office Electronics – 2.0%
Xerox Corp. (a)	35,900	581,221

Software – 2.0%
Symantec Corp. (a)	35,100	566,514

TOTAL INFORMATION TECHNOLOGY		4,571,574

MATERIALS – 1.9%
Chemicals – 1.9%
The Dow Chemical Co.	13,600	536,112

TOTAL MATERIALS		536,112

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.7%	Shares	Value

TELECOMMUNICATION SERVICES – 7.2%
Diversified Telecommunication Services – 2.5%
Verizon Communications, Inc.	16,630	$726,565

Wireless Telecommunication Services – 4.7%
Sprint Nextel Corp.	75,600	992,628
Vodafone Group plc – ADR	8,900	332,148

		1,324,776

TOTAL TELECOMMUNICATION SERVICES		2,051,341

UTILITIES – 1.7%
Electric Utilities – 0.6%
Duke Energy Corp.	8,800	177,496

Multi-Utilities – 1.1%
NiSource, Inc.	16,700	315,463

TOTAL UTILITIES		492,959

Total Common Stocks (Cost $29,877,267)		$27,456,650

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$924,000	$924,000

Repurchase price $924,159
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $942,487
Total Repurchase Agreements (Cost $924,000)		$924,000

Total Investments (Cost $30,801,267) (b) – 99.9%		$28,380,650
Other Assets in Excess of Liabilities – 0.1%		18,647

Net Assets – 100.0%		$28,399,297

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $29,877,267)	$27,456,650
Repurchase agreements	924,000
Cash	67
Receivable for fund shares sold	11,923
Dividends and accrued interest receivable	46,899
Prepaid expenses and other assets	421

Total assets	28,439,960

Liabilities:
Payable for fund shares redeemed	8,947
Payable for investment management services	18,620
Payable for compliance services	67
Accrued custody expense	514
Accrued professional fees	8,562
Accrued accounting fees	2,522
Accrued printing and filing fees	1,431

Total liabilities	40,663

Net assets	$28,399,297

Net assets consist of:
Par value, $1 per share	$2,404,881
Paid-in capital in excess of par value	26,202,223
Accumulated net realized gain on investments	2,165,568
Net unrealized depreciation on investments	(2,420,617)
Undistributed net investment income	47,242

Net assets	$28,399,297

Shares outstanding	2,404,881

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$11.81

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$35,045
Dividends (net of withholding tax of $3,226)	653,059

Total investment income	688,104

Expenses:
Management fees	251,350
Custodian fees	3,236
Directors’ fees	1,533
Professional fees	11,574
Accounting fees	15,526
Printing and filing fees	3,360
Compliance expense	4,507
Other	563

Total expenses	291,649

Net investment income	396,455

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	3,849,423
Change in unrealized appreciation/depreciation on investments	(7,144,854)

Net realized/unrealized gain (loss) on investments	(3,295,431)

Change in net assets from operations	$(2,898,976)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$396,455	$419,510
Net realized gain (loss) on investments	3,849,423	2,209,063
Change in unrealized appreciation/depreciation on investments	(7,144,854)	2,084,284

Change in net assets from operations	(2,898,976)	4,712,857

Distributions to shareholders:
Distributions from net investment income	(349,213)	(310,286)

Capital transactions:
Received from shares sold	3,722,156	5,029,690
Received from dividends reinvested	349,213	310,286
Paid for shares redeemed	(7,215,135)	(5,073,664)

Change in net assets from capital transactions	(3,143,766)	266,312

Change in net assets	(6,391,955)	4,668,883
Net Assets:
Beginning of year	34,791,252	30,122,369

End of year	$28,399,297	$34,791,252

Undistributed net investment income	$47,242	$109,224

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$13.10	$11.36	$10.95	$10.12	$8.10
Operations:
Net investment income	0.17	0.16	0.15	0.15	0.12
Net realized and unrealized gain (loss) on investments	(1.31)	1.70	0.37	0.82	2.02

Total from operations	(1.14)	1.86	0.52	0.97	2.14

Distributions:
Distributions from net investment income	(0.15)	(0.12)	(0.11)	(0.14)	(0.12)

Net asset value, end of year	$11.81	$13.10	$11.36	$10.95	$10.12

Total return	(8.74)%	16.35%	4.74%	9.61%	26.58%
Ratios and supplemental data:
Net assets at end of year (millions)	$28.4	$34.8	$30.1	$32.2	$28.1
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.87%	0.88%	0.92%	0.84%	0.97%
Net investment income	1.18%	1.38%	1.27%	1.45%	1.36%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.87%	0.88%	0.92%	0.99%	1.10%
Portfolio turnover rate	63%	65%	55%	52%	70%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	3.53%
Five year	9.80%
Since inception (5/1/98)	5.23%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the High Income Bond Portfolio returned 3.53% versus 2.26% for the current benchmark, the Lehman Brothers 2% Issuer Constrained High Yield Index (LBHY2%ICI).

The high yield market delivered lackluster returns relative to most other domestic fixed-income asset classes over the reporting period. The high yield market began the period generating attractive returns as a positive economic environment, good corporate earnings, low default activity and strong demand for higher yielding securities pushed high yield bond prices higher and credit yield spreads tighter. In fact, the spread between the Credit Suisse High Yield Bond Index and comparable U.S. Treasury securities declined to cycle lows reaching 271 basis points (bps) at the end of May after beginning the period at 318 bps.

However, the second part of the period under review was very unkind to riskier sectors of the fixed income market, such as high yield bonds. Still evolving problems stemming from poor underwriting standards in the mortgage and structured credit markets, which contributed to an unsustainable boom in the housing market, began to impact broader financial markets as investors appetite for risk declined dramatically. Uncertainty dominated investor psyche as the credit quality of some AAA-rated securities came into question. Into this uncertain credit market environment, the high yield market was negatively impacted by several “mega” leveraged buyouts (LBOs) which investment banks committed to fund in the robust credit conditions of early 2007. These mega LBOs were not required to be funded until later in the year when, unfortunately for the committed lenders, credit conditions turned less hospitable saddling them with additional losses on top of their structured credit problems. Given these factors, the yield spread between the Credit Suisse High Yield Bond Index and comparable U.S. Treasury Securities increased from the lows in May to 589 bps on December 31, 2007.

It is interesting to note that this substantial widening of credit spreads and under-performance of high yield bonds relative to higher quality assets occurred during a period of relatively robust economic growth and historically low default rates. In fact, default rates on high yield bonds as measured by the Altman High Yield Bond Default and Return Report are poised to be below 1% for the second consecutive year and well below the average rate experience between 1971 and 2006 of 3.17%.

From a major industry sector perspective, the supermarket, health care, energy, lodging, environmental and aerospace and defense sectors substantially out-performed the LBHY2%ICI. The home construction, restaurant, financial institutions, automotive, construction machinery, and building material sectors substantially under-performed the LBHY2%ICI. The B-rated quality sector out-performed the higher quality BB-rated and CCC-rated sectors. The BB-rated sector was negatively impacted by its higher concentration of issuers in the poor performing financial institutions and home construction industry sectors while the CCC-rated sector was negatively impacted by the overall flight to quality that occurred.(1)

The Portfolio out-performed the LBHY2%ICI for the reporting period. Strong security selection was the main driver of such out-performance. This was especially true in the chemicals, gaming, media — non cable, technology, media — cable, paper and entertainment sectors. Specific Portfolio holdings that substantially out-performed the LBHY2%ICI included: Compucom Systems, Inc., 155 East Tropicana LLC, Lyondell Chemical Co., Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Nutro Products Inc. and Intergen NV. The Portfolio also benefited from a large over-weight position, relative to the LBHY2%ICI, in the healthcare and industrial — other industry sectors and an under-weight position in the automotive, financial institutions, and home construction industry sectors.(1)

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

The Portfolio’s performance was negatively impacted by an under-weight position, relative to the LBHY2%ICI, in the strong performing Metals and Mining and Energy sectors and a large over-weight position, relative to the LBHY2%ICI, in the Consumer Products sectors. Poor security selection in the Food and Beverage sector also detracted from Portfolio performance as compared to the LBHY2%ICI. Specific Portfolio holdings that substantially under-performed the benchmark included: Herbst Gaming, Inc., Eurofresh, Inc., True Temper Sports, Inc., Pierre Foods, Inc., General Motors Acceptance Corp., and Claire’s Stores, Inc. Further, the Portfolio was over-weight, relative to the LBHY2%ICI, to the CCC-rated quality sector, which was the poorest performing quality sector, negatively impacting performance.(1)

We remain somewhat cautious on the outlook for high yield bonds entering 2008. As this outlook is being written, the evolving problems in the subprime/mortgage/CDO markets continue to generate negative headlines and with them increasing concerns about the U.S. economy. Default rates, after two years of default activity well below historical averages, will most likely rise. However, yield spreads have risen appreciably over the past nine months, which may create opportunities for attractive returns later in the year should the U.S. economy avoid recession and default rates only rise modestly.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Lehman Brothers 2% Issuer Constrained High Yield Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Corporate Bonds (3) (4)	95.0
Common Stocks (3)	0.1
Repurchase Agreements and Other Net Assets	4.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Qwest Corp. 8.875%, 03/15/2012	1.5
2.	HCA, Inc. 9.625%, 11/15/2016	1.3
3.	Visant Holding Corp. 7.625%, 10/01/2012	1.0
4.	Allied Waste North America, Inc. 7.125%, 05/15/2016	0.8
5.	GMAC LLC 6.875%, 09/15/2011	0.8
5.	Michael Foods, Inc. 8.000%, 11/15/2013	0.8
6.	General Motors Corp. 7.400%, 09/01/2025	0.8
7.	Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	0.7
8.	Intelsat Bermuda Ltd. 11.250%, 06/15/2016	0.7
9.	B&G Foods Inc. 8.000%, 10/01/2011	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	27.6
Industrials	13.2
Consumer Staples	8.6
Energy	8.6
Materials	8.2
Health Care	7.6
Information Technology	5.8
Financials	5.2
Utilities	5.2
Telecommunication Services	5.1

95.1

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds
BBB	2.1
BB	21.8
B	49.2
CCC	26.7
CC & Below	0.2

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

CONSUMER DISCRETIONARY – 27.6%
Auto Components – 1.2%
Cooper-Standard Automotive Inc. 8.375%, 12/15/2014	$150,000	$119,625
Hawk Corp. 8.750%, 11/01/2014	100,000	102,000
Stanadyne Holdings, Inc. 0.000% to 08/15/2009 then 12.000%, 02/15/2015	125,000	96,875
Stanadyne Corp. 10.000%, 08/15/2014	300,000	291,000
Tenneco, Inc. 8.625%, 11/15/2014	100,000	98,750
United Components, Inc. 9.375%, 06/15/2013	400,000	397,000

		1,105,250

Automobiles – 1.3%
Ford Motor Co. 7.450%, 07/16/2031	350,000	261,625
General Motors Corp. 7.400%, 09/01/2025	925,000	675,250
8.375%, 07/15/2033	275,000	222,750

		1,159,625

Distributors – 0.3%
Baker & Taylor Inc. 11.500%, 07/01/2013 (b)	300,000	298,500

Diversified Consumer Services – 1.1%
Education Management LLC/Education Management Finance Corp. 10.250%, 06/01/2016	525,000	543,375
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	425,000	406,938

		950,313

Hotels, Restaurants & Leisure – 6.8%
Dave & Busters, Inc. 11.250%, 03/15/2014	275,000	261,250
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.250%, 06/15/2015 (b)	325,000	283,562
Great Canadian Gaming Corp. 7.250%, 02/15/2015 (b)	400,000	398,000
Herbst Gaming, Inc. 7.000%, 11/15/2014	325,000	193,375
Indianapolis Downs LLC & Indiana Downs Capital Corp. 11.000%, 11/01/2012 (b)	325,000	315,250
15.500%, 11/01/2013 (b)	75,000	77,250
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	325,000	303,875
Mandalay Resort Group 9.375%, 02/15/2010	190,000	197,600
MGM Mirage Inc. 8.500%, 09/15/2010	75,000	78,188
8.375%, 02/01/2011	100,000	102,750
5.875%, 02/27/2014	525,000	483,000
7.500%, 06/01/2016	325,000	323,375
MTR Gaming Group, Inc. 9.750%, 04/01/2010	100,000	100,500
9.000%, 06/01/2012	275,000	259,875
Penn National Gaming Inc. 6.750%, 03/01/2015	400,000	407,500
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	75,000	74,311
7.250%, 06/15/2016	275,000	271,709
San Pasqual Casino Development Group 8.000%, 09/15/2013 (b)	250,000	247,500
Seminole Hard Rock International Inc./Seminole Hard Rock International LLC 7.491%, 03/15/2014 (b) (c)	175,000	168,000
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/2015 (b)	275,000	268,125
Station Casinos, Inc. 7.750%, 08/15/2016	175,000	158,813
Tunica-Biloxi Gaming Authority 9.000%, 11/15/2015 (b)	350,000	359,625
Universal City Development Partners, Ltd./UCDP Finance, Inc. 11.750%, 04/01/2010	200,000	207,500
Universal City Florida Holding Co. I/II 9.661%, 05/01/2010 (c)	50,000	50,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	425,000	419,688

		6,010,871

Household Durables – 1.6%
American Greetings Corp. 7.375%, 06/01/2016	325,000	317,687
Da-Lite Screen Co, Inc. 9.500%, 05/15/2011	150,000	150,000
Jarden Corp. 7.500%, 05/01/2017	400,000	346,000
Norcraft Companies L.P./Norcraft Capital Corp. 0.000% to 09/01/2008 then 9.750%, 09/01/2012	150,000	135,750
Sealy Mattress Co. 8.250%, 06/15/2014	450,000	432,000

		1,381,437

Leisure Equipment & Products – 2.1%
True Temper Sports, Inc. 8.375%, 09/15/2011	275,000	167,750

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

Leisure Equipment & Products (continued)
Visant Holding Corp. 7.625%, 10/01/2012	$875,000	$883,750
8.750%, 12/01/2013	600,000	606,000
0.000% to 12/01/2008 then 10.250%, 12/01/2013	250,000	235,000

		1,892,500

Media – 11.1%
AAC Group Holding Corp. 0.000% to 10/01/2008 then 10.250%, 10/01/2012	350,000	302,750
14.750%, 10/01/2012	118,857	109,348
Affinity Group, Holding Inc. 9.000%, 02/15/2012	175,000	167,125
10.875%, 02/15/2012	213,862	214,931
American Achievement Corp. 8.250%, 04/01/2012	275,000	269,500
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.250%, 09/15/2010	650,000	640,250
Cinemark, Inc. 0.000% to 03/15/2009 then 9.750%, 03/15/2014	275,000	257,469
CSC Holdings, Inc. 7.250%, 07/15/2008	150,000	150,562
8.125%, 08/15/2009	200,000	204,000
Dex Media West LLC/Dex Media Finance Co. 9.875%, 08/15/2013	297,000	309,622
Dex Media, Inc. 0.000% to 11/15/2008 then 9.000%, 11/15/2013	275,000	251,625
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 8.375%, 03/15/2013	325,000	339,625
6.375%, 06/15/2015	200,000	193,000
EchoStar DBS Corp. 6.625%, 10/01/2014	325,000	324,187
Idearc, Inc. 8.000%, 11/15/2016	625,000	576,562
Intelsat Bermuda Ltd. 8.886%, 01/15/2015 (c)	275,000	277,063
11.250%, 06/15/2016	625,000	648,438
Intelsat Corp. 9.000%, 08/15/2014	82,000	82,820
Intelsat Intermediate Holding Co., Ltd. 0.000% to 02/01/2010 then 9.250%, 02/01/2015	675,000	555,188
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 01/15/2015	200,000	202,000
Kabel Deutschland GmbH 10.625%, 07/01/2014	325,000	342,875
Lamar Media Corp. 7.250%, 01/01/2013	50,000	50,250
6.625%, 08/15/2015	125,000	122,187
6.625%, 08/15/2015	275,000	268,813
6.625%, 08/15/2015 (b)	150,000	146,625
MediMedia USA Inc. 11.375%, 11/15/2014 (b)	375,000	388,125
Quebecor Media, Inc. 7.750%, 03/15/2016	225,000	217,125
7.750%, 03/15/2016 (b)	325,000	313,625
R.H. Donnelley Finance Corp. 6.875%, 01/15/2013	375,000	337,500
8.875%, 01/15/2016	150,000	141,000
8.875%, 10/15/2017 (b)	450,000	418,500
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	114,000	124,118
The Reader’s Digest Association, Inc. 9.000%, 02/15/2017 (b)	425,000	358,063
Univision Communications Inc. 9.750%, 03/15/2015 (b)	100,000	91,625
Videotron Ltee 6.375%, 12/15/2015	100,000	94,375
WDAC Subsidiary Corp. 8.375%, 12/01/2014 (b) (f)	400,000	368,000

		9,858,871

Specialty Retail – 2.0%
AutoNation, Inc. 7.242%, 04/15/2013 (c)	100,000	92,750
7.000%, 04/15/2014	175,000	166,687
Claire’s Stores, Inc. 10.500%, 06/01/2017 (b)	400,000	216,000
FTD, Inc. 7.750%, 02/15/2014	375,000	354,375
NBC Acquisition Corp. 0.000% to 03/15/2008 then 11.000%, 03/15/2013	350,000	306,250
Nebraska Book Co., Inc. 8.625%, 03/15/2012	425,000	412,250
Penske Auto Group, Inc. 7.750%, 12/15/2016	275,000	258,500

		1,806,812

Textiles, Apparel & Luxury Goods – 0.1%
The Warnaco Group, Inc. 8.875%, 06/15/2013	100,000	102,000

TOTAL CONSUMER DISCRETIONARY		24,566,179

CONSUMER STAPLES – 8.6%
Beverages – 1.0%
Constellation Brands, Inc. 8.375%, 12/15/2014	150,000	151,125
7.250%, 09/01/2016	175,000	164,938
7.250%, 05/15/2017 (b)	150,000	139,500
Cott Beverages USA, Inc. 8.000%, 12/15/2011	475,000	444,125

		899,688

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

Food & Staples Retailing – 1.0%
Couche-Tard U.S. L.P./Couche-Tard Finance Corp. 7.500%, 12/15/2013	$550,000	$551,375
General Nutrition Centers, Inc. 10.009%, 03/15/2014 (c)	375,000	356,250

		907,625

Food Products – 5.6%
ASG Consolidated LLC/ASG Finance Inc. 0.000% to 11/01/2008 then 11.500%, 11/01/2011	600,000	564,000
B&G Foods Inc. 8.000%, 10/01/2011	650,000	640,250
Dean Foods Co. 7.000%, 06/01/2016	550,000	492,250
Del Monte Corp. 6.750%, 02/15/2015	450,000	427,500
Eurofresh, Inc. 11.500%, 01/15/2013 (b)	275,000	166,375
Michael Foods, Inc. 8.000%, 11/15/2013	700,000	696,500
Pierre Foods, Inc. 9.875%, 07/15/2012	275,000	202,125
Pilgrims Pride Corp. 8.375%, 05/01/2017	475,000	467,875
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.250%, 04/01/2015 (b)	200,000	183,500
10.625%, 04/01/2017 (b)	300,000	259,500
Reddy Ice Holdings, Inc. 0.000% to 11/01/2008 then 10.500%, 11/01/2012	450,000	427,500
Smithfield Foods, Inc. 8.000%, 10/15/2009	100,000	101,500
7.750%, 05/15/2013	125,000	123,750
7.750%, 07/01/2017	225,000	218,812

		4,971,437

Household Products – 0.4%
Church & Dwight Co., Inc./Church & Dwight Company 6.000%, 12/15/2012	350,000	343,875

Tobacco – 0.6%
Reynolds American Inc. 7.750%, 06/01/2018	500,000	536,170

TOTAL CONSUMER STAPLES		7,658,795

ENERGY – 8.6%
Energy Equipment & Services – 0.9%
Basic Energy Services, Inc. 7.125%, 04/15/2016	425,000	401,625
CGG-Veritas 7.750%, 05/15/2017	225,000	228,375
Complete Production Services Inc. 8.000%, 12/15/2016	150,000	145,875

		775,875

Oil, Gas & Consumable Fuels – 7.7%
Chesapeake Energy Corp. 7.500%, 09/15/2013	325,000	333,937
6.875%, 01/15/2016	100,000	99,500
6.875%, 11/15/2020	450,000	434,250
Cimarex Energy Co. 7.125%, 05/01/2017	250,000	246,875
El Paso Corp. 7.800%, 08/01/2031	225,000	229,468
Forest Oil Corp. 7.250%, 06/15/2019 (b)	275,000	277,750
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, 11/01/2015 (b)	125,000	123,437
9.000%, 06/01/2016 (b)	250,000	260,000
Holly Energy Partners L.P. 6.250%, 03/01/2015	475,000	439,375
Inergy L.P./Inergy Finance Corp. 6.875%, 12/15/2014	575,000	562,062
Pacific Energy Partners L.P./Pacific Energy Finance Corp. 7.125%, 06/15/2014	100,000	104,162
6.250%, 09/15/2015	100,000	100,326
Petroplus Finance Ltd.
6.750%, 05/01/2014 (b)	75,000	70,219
7.000%, 05/01/2017 (b)	225,000	207,000
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	291,607
Plains Exploration & Production Co. 7.750%, 06/15/2015	450,000	452,250
7.000%, 03/15/2017	125,000	120,156
Range Resources Corp. 7.375%, 07/15/2013	125,000	127,500
6.375%, 03/15/2015	100,000	98,000
7.500%, 05/15/2016	150,000	153,750
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/2013	288,000	298,080
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	216,563
Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	560,000	651,427
Transcontinental Gas Pipe Line Corp. 6.400%, 04/15/2016	175,000	180,469
Williams Cos., Inc. 7.625%, 07/15/2019	450,000	489,938
7.875%, 09/01/2021	250,000	278,438

		6,846,539

TOTAL ENERGY		7,622,414

FINANCIALS – 5.2%
Capital Markets – 0.4%
Nuveen Investments, Inc. 10.500%, 11/15/2015 (b)	375,000	375,469

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

Consumer Finance – 2.7%
Ford Motor Credit Co. LLC 9.875%, 08/10/2011	$225,000	$212,967
7.250%, 10/25/2011	375,000	325,068
7.992%, 01/13/2012 (c)	550,000	462,366
8.000%, 12/15/2016	350,000	297,741
GMAC LLC 6.875%, 09/15/2011	825,000	706,332
8.000%, 11/01/2031	425,000	357,370

		2,361,844

Real Estate Investment Trusts – 1.6%
Host Hotels & Resorts LP 7.125%, 11/01/2013	200,000	202,500
6.875%, 11/01/2014	150,000	150,000
6.375%, 03/15/2015	175,000	171,500
6.750%, 06/01/2016	100,000	99,000
Ventas Realty L.P./Ventas Capital Corp. 6.625%, 10/15/2014	475,000	472,625
7.125%, 06/01/2015	175,000	177,625
6.500%, 06/01/2016	75,000	73,875
6.750%, 04/01/2017	125,000	124,375

		1,471,500

Real Estate Management & Development – 0.5%
American Real Estate Partners, L.P./American Real Estate Finance Corp. 7.125%, 02/15/2013	250,000	236,250
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp. 9.894%, 04/01/2012 (b) (c)	225,000	215,437

		451,687

TOTAL FINANCIALS		4,660,500

HEALTH CARE – 7.6%
Health Care Equipment & Supplies – 0.9%
Accellent, Inc. 10.500%, 12/01/2013	325,000	274,625
Bausch & Lomb, Inc. 9.875%, 11/01/2015 (b)	150,000	152,625
Varietal Distribution Merger Sub, Inc. 10.250%, 07/15/2015 (b)	375,000	359,063

		786,313

Health Care Providers & Services – 6.2%
AMR HoldCo, Inc./EmCare Holdco, Inc. 10.000%, 02/15/2015	250,000	265,000
CRC Health Corp. 10.750%, 02/01/2016	275,000	283,250
HCA, Inc. 6.375%, 01/15/2015	250,000	212,500
9.250%, 11/15/2016	475,000	499,937
9.625%, 11/15/2016	1,075,000	1,139,500
7.500%, 11/06/2033	225,000	177,187
National Mentor Holdings, Inc. 11.250%, 07/01/2014	425,000	439,875
Omnicare, Inc. 6.875%, 12/15/2015	375,000	350,625
Psychiatric Solutions, Inc. 7.750%, 07/15/2015	350,000	350,875
United Surgical Partners International Inc. 8.875%, 05/01/2017	50,000	49,625
9.250%, 05/01/2017	375,000	367,500
Universal Hospital Services Inc. 8.288%, 06/01/2015 (c)	150,000	150,750
8.500%, 06/01/2015	75,000	76,125
Vanguard Health Holding Co., I, LLC 9.000%, 10/01/2014	375,000	362,813
Viant Holdings Inc. 10.125%, 07/15/2017 (b)	381,000	350,520
Yankee Acquisition Corp. 9.750%, 02/15/2017	450,000	414,000

		5,490,082

Life Sciences Tools & Services – 0.5%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	266,063
Fisher Scientific International, Inc. 6.125%, 07/01/2015	225,000	223,831

		489,894

TOTAL HEALTH CARE		6,766,289

INDUSTRIALS – 13.2%
Aerospace & Defense – 2.5%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	300,000	301,500
DRS Technologies, Inc. 6.625%, 02/01/2016	200,000	198,500
Hawker Beechcraft Acquisition Co./Hawker Beechcraft Notes Co. 8.875%, 04/01/2015 (b)	275,000	272,937
9.750%, 04/01/2017 (b)	200,000	199,500
L-3 Communications Corp. 6.125%, 07/15/2013	100,000	98,750
6.125%, 01/15/2014	500,000	492,500
5.875%, 01/15/2015	100,000	97,000
6.375%, 10/15/2015	225,000	222,750
TransDigm, Inc. 7.750%, 07/15/2014	325,000	331,500

		2,214,937

Air Freight & Logistics – 0.4%
CEVA Group plc 10.000%, 09/01/2014 (b)	350,000	361,375

Building Products – 0.7%
Goodman Global Holdings, Inc. 7.991%, 06/15/2012 (c)	35,000	34,913
7.875%, 12/15/2012	250,000	258,750
Nortek, Inc. 8.500%, 09/01/2014	50,000	40,250

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

Building Products (continued)
NTK Holdings, Inc. 0.000% to 09/01/2009 then 10.750% 03/01/2014	$75,000	$44,250
Panolam Industries International Inc. 10.750%, 10/01/2013	225,000	196,875

		575,038

Commercial Services & Supplies – 4.7%
Allied Waste North America, Inc. 7.125%, 05/15/2016	725,000	723,187
ARAMARK Corp. 8.500%, 02/01/2015	300,000	305,250
8.411%, 02/01/2015 (c)	250,000	245,000
Browning-Ferris Industries Inc. 9.250%, 05/01/2021	150,000	158,813
Deluxe Corp. 5.125%, 10/01/2014	200,000	170,500
7.375%, 06/01/2015	175,000	175,000
Global Cash Access LLC/Global Cash Finance Corp. 8.750%, 03/15/2012	281,000	265,545
Norcross Safety Products LLC/Norcross Capital Corp. 9.875%, 08/15/2011	100,000	103,250
Rental Service Corp./RSC Holdings Inc. 9.500%, 12/01/2014	350,000	315,000
Safety Products Holdings, Inc. 11.750%, 01/01/2012	193,829	214,181
SGS International, Inc. 12.000%, 12/15/2013	475,000	473,219
US Investigations Services, Inc. 10.500%, 11/01/2015 (b)	200,000	184,000
11.750%, 05/01/2016 (b)	150,000	131,250
West Corp. 9.500%, 10/15/2014	175,000	172,375
11.000%, 10/15/2016	550,000	548,625

		4,185,195

Electrical Equipment – 1.5%
Baldor Electric Co. 8.625%, 02/15/2017	325,000	336,375
Belden, Inc. 7.000%, 03/15/2017	300,000	294,000
General Cable Corp. 7.606%, 04/01/2015 (c)	325,000	310,375
7.125%, 04/01/2017	100,000	98,500
Sensus Metering Systems Inc. 8.625%, 12/15/2013	125,000	122,812
Superior Essex Communications LLC/Essex Group Inc. 9.000%, 04/15/2012	175,000	168,875

		1,330,937

Machinery – 1.6%
ALH Finance LLC/ALH Finance Corp. 8.500%, 01/15/2013	475,000	458,375
Esco Corp. 8.625%, 12/15/2013 (b)	250,000	251,250
8.866%, 12/15/2013 (b) (c)	75,000	73,875
Mueller Water Products, Inc. 7.375%, 06/01/2017	150,000	134,813
SPX Corp. 7.625%, 12/15/2014 (b)	225,000	229,781
Valmont Industries, Inc. 6.875%, 05/01/2014	275,000	273,625

		1,421,719

Marine – 0.4%
Stena AB 7.500%, 11/01/2013	100,000	99,125
7.000%, 12/01/2016	275,000	265,719

		364,844

Road & Rail – 0.7%
Hertz Corp. 8.875%, 01/01/2014	400,000	407,500
10.500%, 01/01/2016	225,000	234,000

		641,500

Trading Companies & Distributors – 0.7%
American Tire Distributors Holdings Inc. 10.750%, 04/01/2013	225,000	221,625
Interline Brands, Inc. 8.125%, 06/15/2014	375,000	373,125

		594,750

TOTAL INDUSTRIALS		11,690,295

INFORMATION TECHNOLOGY – 5.8%
Computers & Peripherals – 0.5%
Seagate Technology HDD Holdings 6.800%, 10/01/2016	350,000	343,000
Smart Modular Technologies, Inc. 10.731%, 04/01/2012 (c)	114,000	118,275

		461,275

IT Services – 3.3%
Ceridian Corp. 11.250%, 11/15/2015 (b)	300,000	279,000
CompuCom Systems, Inc. 12.500%, 10/01/2015 (b)	400,000	393,500
First Data Corp. 9.875%, 09/24/2015 (b)	450,000	419,062
Intergen NV 9.000%, 06/30/2017 (b)	475,000	502,313
iPayment, Inc. 9.750%, 05/15/2014	225,000	211,500
SunGard Data Systems, Inc. 9.125%, 08/15/2013	350,000	357,875
10.250%, 08/15/2015	550,000	565,125
Unisys Corp. 12.500%, 01/15/2016	225,000	229,500

		2,957,875

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

Office Electronics – 0.1%
Xerox Corp. 7.625%, 06/15/2013	$100,000	$104,365

Semiconductor & Semiconductor Equipment – 0.3%
Freescale Semiconductor, Inc. 8.875%, 12/15/2014	275,000	246,813

Software – 1.6%
Activant Solutions, Inc. 9.500%, 05/01/2016	400,000	348,000
Open Solutions, Inc. 9.750%, 02/01/2015 (b)	350,000	320,687
Serena Software, Inc. 10.375%, 03/15/2016	375,000	371,250
SS&C Technologies, Inc. 11.750%, 12/01/2013	325,000	352,625

		1,392,562

TOTAL INFORMATION TECHNOLOGY		5,162,890

MATERIALS – 8.1%
Chemicals – 3.6%
Basell AF SCA 8.375%, 08/15/2015 (b)	300,000	243,750
Chemtura Corp. 6.875%, 06/01/2016	350,000	330,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.750%, 11/15/2014	450,000	488,250
Invista 9.250%, 05/01/2012 (b)	275,000	286,000
Koppers Inc. 9.875%, 10/15/2013	251,000	265,432
Nalco Finance Holdings LLC/Nalco Finance Holdings Inc. 0.000% to 02/01/2009 then 9.000%, 02/01/2014	66,000	61,050
Nalco Co. 7.750%, 11/15/2011	150,000	152,625
8.875%, 11/15/2013	425,000	445,188
Terra Capital, Inc. 7.000%, 02/01/2017	525,000	515,813
The Mosaic Co. 7.375%, 12/01/2014 (b)	75,000	80,625
7.625%, 12/01/2016 (b)	175,000	189,875
Union Carbide Chemical & Plastics Co. Inc. 7.875%, 04/01/2023	100,000	105,135
Union Carbide Corp. 7.500%, 06/01/2025	50,000	52,063

		3,216,556

Containers & Packaging – 2.7%
Ball Corp. 6.875%, 12/15/2012	150,000	153,000
6.625%, 03/15/2018	350,000	348,250
Berry Plastic Holdings Corp. 8.875%, 09/15/2014	375,000	358,125
Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/2015	600,000	621,000
Graphic Packaging International Corp. 9.500%, 08/15/2013	450,000	446,625
Owens-Brockway Glass Container Inc. 8.250%, 05/15/2013	325,000	338,813
6.750%, 12/01/2014	125,000	125,000
Russell-Stanley Holdings, Inc. 9.000%, 11/30/2008 (Acquired 11/20/2001 and 05/30/2005, Cost $4,325) (a) (b) (d) (e) (f)	3,643	423

		2,391,236

Metals & Mining – 1.2%
Aleris International, Inc. 9.000%, 12/15/2014	175,000	147,000
10.000%, 12/15/2016	250,000	203,750
Compass Minerals International, Inc. 0.000% to 06/01/2008 then 12.000%, 06/01/2013	100,000	102,750
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	350,000	376,250
Novelis, Inc.
7.250%, 02/15/2015	209,000	197,505

		1,027,255

Paper & Forest Products – 0.6%
NewPage Corp. 10.000%, 05/01/2012 (b)	100,000	101,000
12.000%, 05/01/2013	425,000	440,938

		541,938

TOTAL MATERIALS		7,176,985

TELECOMMUNICATION SERVICES – 5.1%
Diversified Telecommunication Services – 2.1%
Citizens Communications Co. 9.000%, 08/15/2031	100,000	100,250
Qwest Corp. 8.875%, 03/15/2012	1,275,000	1,370,625
Valor Telecommunications Enterprises, LLC/Valor Telecommunications Finance Corp. 7.750%, 02/15/2015	100,000	105,692
Windstream Corp. 8.625%, 08/01/2016	300,000	316,500

		1,893,067

Wireless Telecommunication Services – 3.0%
ALLTEL Communications Inc. 10.375%, 12/01/2017 (b)	300,000	279,000
Centennial Communications Corp. 10.981%, 01/01/2013 (c)	275,000	282,562
10.000%, 01/01/2013	125,000	130,625
8.125%, 02/01/2014	100,000	99,000
Digicel Group Ltd. 9.125%, 01/15/2015 (b)	337,000	308,355

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 95.0%	Amount	Value

Wireless Telecommunication Services (continued)
Digicel Ltd. 9.250%, 09/01/2012 (b)	$200,000	$204,760
MetroPCS Wireless, Inc. 9.250%, 11/01/2014	400,000	378,000
Nextel Communications, Inc. 7.375%, 08/01/2015	275,000	270,979
Rogers Wireless Inc. 8.000%, 12/15/2012	100,000	104,437
6.375%, 03/01/2014	500,000	515,732
US Unwired, Inc. 10.000%, 06/15/2012	100,000	106,029

		2,679,479

TOTAL TELECOMMUNICATION SERVICES		4,572,546

UTILITIES – 5.2%
Electric Utilities – 2.7%
Edison Mission Energy 7.750%, 06/15/2016	425,000	439,875
7.000%, 05/15/2017	550,000	543,125
Nevada Power Co. 5.875%, 01/15/2015	50,000	49,940
6.500%, 05/15/2018	175,000	180,043
PSEG Energy Holdings Inc. 10.000%, 10/01/2009	325,000	344,178
Sierra Pacific Resources 6.750%, 08/15/2017	275,000	279,563
Texas Competitive Electric Holdings Co. LLC 10.250%, 11/01/2015 (b)	300,000	298,500
10.250%, 11/01/2015 (b)	250,000	248,750

		2,383,974

Gas Utilities – 0.6%
AmeriGas Partners L.P. 7.250%, 05/20/2015	150,000	147,750
7.125%, 05/20/2016	400,000	390,000

		537,750

Independent Power Producers & Energy Traders – 1.7%
Dynegy Holdings Inc. 7.750%, 06/01/2019	550,000	510,125
Energy Future Holdings Corp. 10.875%, 11/01/2017 (b)	100,000	101,000
NRG Energy, Inc. 7.250%, 02/01/2014	300,000	293,250
7.375%, 02/01/2016	450,000	439,875
7.375%, 01/15/2017	200,000	195,500
The AES Corp. 8.750%, 05/15/2013 (b)	6,000	6,293

		1,546,043

Multi-Utilities – 0.2%
FPL Energy National Wind Portfolio 6.125%, 03/25/2019 (b)	83,894	85,551
Teco Finance, Inc. 6.750%, 05/01/2015 (b)	50,000	52,640

		138,191

TOTAL UTILITIES		4,605,958

Total Corporate Bonds (Cost $86,796,551)		$84,482,851

		Fair
Common Stocks – 0.1%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Virgin Media, Inc.	507	$8,690

TOTAL CONSUMER DISCRETIONARY		8,690

MATERIALS – 0.1%
Chemicals – 0.1%
General Chemical Industrial Products, Inc. (Acquired 06/24/2004, Cost $19,773) (a) (e) (f)	17	35,096

TOTAL MATERIALS		35,096

Total Common Stocks (Cost $23,413)		$43,786

	Underlying	Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
XM Satellite Radio Holdings Inc. Expiration: March 2010, Exercise Price: $45.24 (a)	50	$82

TOTAL CONSUMER DISCRETIONARY		82

INDUSTRIALS – 0.0%
Building Products – 0.0%
Neenah Enterprises, Inc. Expiration: September 2013, Exercise Price: $0.05 (Acquired 10/9/2003, Cost $0) (a) (b) (e) (f)	1,989	4,614

TOTAL INDUSTRIALS		4,614

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Underlying	Fair
Warrants – 0.0%	Shares	Value

MATERIALS – 0.0%
Chemicals – 0.0%
General Chemical Industrial Products, Inc. Expiration: June 2010, Exercise Price: $195.43 (Acquired 06/24/2004) Cost $11,435) (a) (e) (f)	10	$18,691
Expiration: June 2010, Exercise Price: $376.02 (Acquired 06/24/2004) Cost $8,472) (a) (e) (f)	7	11,819

TOTAL MATERIALS		30,510

Total Warrants (Cost $19,907)		$35,206

	Face	Fair
Repurchase Agreements – 3.4%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$3,043,000	$3,043,000

Repurchase price $3,043,524
Collateralized by: Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $3,103,883
Total Repurchase Agreements (Cost $3,043,000)		$3,043,000

Total Investments (Cost $89,882,871) (g) – 98.5%		$87,604,843
Other Assets in Excess of Liabilities – 1.5%		1,358,658

Net Assets – 100.0%		$88,963,501

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities totaled $14,497,492 or 16.3% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2007.

(d)	Represents a security that is in default.

(e)	Represents a security deemed to be illiquid. At December 31, 2007, the value of illiquid securities in the Portfolio totaled $70,643 or 0.1% of the Portfolio’s net assets.

(f)	Market quotations for these investments were not readily available at December 31, 2007. As discussed in Note 2 of the Notes to Financial Statements, prices for theses issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At December 31, 2007, the value of these securities totaled $438,643 or 0.5% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $86,839,871)	$84,561,843
Repurchase agreements	3,043,000
Cash	17,963
Receivable for securities sold	8,435
Receivable for fund shares sold	177,216
Dividends and accrued interest receivable	1,618,900
Prepaid expenses and other assets	1,119

Total assets	89,428,476

Liabilities:
Payable for fund shares redeemed	382,588
Payable for investment management services	56,093
Payable for compliance services	67
Accrued custody expense	987
Accrued professional fees	8,567
Accrued accounting fees	12,343
Accrued printing and filing fees	4,330

Total liabilities	464,975

Net assets	$88,963,501

Net assets consist of:
Par value, $1 per share	$9,188,726
Paid-in capital in excess of par value	78,448,904
Accumulated net realized loss on investments	(2,476,881)
Net unrealized depreciation on investments	(2,278,028)
Undistributed net investment income	6,080,780

Net assets	$88,963,501

Shares outstanding	9,188,726

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$9.68

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$6,876,504
Dividends	66

Total investment income	6,876,570

Expenses:
Management fees	645,364
Custodian fees	6,958
Directors’ fees	4,010
Professional fees	12,756
Accounting fees	72,076
Printing and filing fees	8,932
Compliance expense	4,507
Other	1,334

Total expenses	755,937

Net investment income	6,120,633

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	663,390
Foreign currency related transactions	(79)
Change in unrealized appreciation/depreciation on investments	(4,275,593)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(3,612,282)

Change in net assets from operations	$2,508,351

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,120,633	$4,543,909
Net realized gain (loss) on investments and foreign currency related transactions	663,311	34,440
Change in unrealized appreciation/depreciation on investments	(4,275,593)	1,731,036

Change in net assets from operations	2,508,351	6,309,385

Capital transactions:
Received from shares sold	39,080,391	23,761,108
Paid for shares redeemed	(26,929,894)	(9,751,687)

Change in net assets from capital transactions	12,150,497	14,009,421

Change in net assets	14,658,848	20,318,806
Net Assets:
Beginning of year	74,304,653	53,985,847

End of year	$88,963,501	$74,304,653

Undistributed net investment income	$6,080,780	$4,514,941

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$9.35	$8.49	$8.65	$7.84	$6.88
Operations:
Net investment income	0.59	0.47	0.60 (a)	0.52	0.59 (a)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.26)	0.39	(0.34)	0.32	0.94

Total from operations	0.33	0.86	0.26	0.84	1.53

Distributions:
Distributions from net investment income	—	—	(0.42)	(0.03)	(0.57)

Net asset value, end of year	$9.68	$9.35	$8.49	$8.65	$7.84

Total return	3.53%	10.13%	2.99%	10.67%	22.78%
Ratios and supplemental data:
Net assets at end of year (millions)	$89.0	$74.3	$54.0	$42.0	$28.3
Ratios to average net assets:
Expenses	0.87%	0.91%	0.97%	0.93%	1.04%
Net investment income	7.05%	7.12%	6.89%	7.20%	7.88%
Portfolio turnover rate	32%	32%	36%	40%	47%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	11.23%
Five year	18.12%
Since inception (5/1/98)	10.68%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Capital Growth Portfolio returned 11.23% versus 7.05% for the current benchmark, the Russell 2000 Growth Index.

Last year was an interesting one for equity investors as the strong growth of the first half of 2007 was followed by a volatile and weakened second half. The subprime issues that came to the forefront in late summer continued to plague the market during the fourth quarter, driving down returns and increasing volatility. This was especially true in the small-cap markets where the Russell 2000 Growth Index finished up 7.1 percent for the year, despite a flat third quarter and a tough fourth quarter that saw a loss of 2.1 percent. Much of the fourth-quarter loss occurred in the Consumer Discretionary and Information Technology sectors as investors sought non-cyclical, defensive positions while the Health Care sector helped to boost returns for the same reason. From a style perspective, Russell 2000 Growth investors fared better than their Russell 2000 Value counterparts for the fourth consecutive quarter, as growth finished the year almost 17 percentage points ahead of value.

Industrials, Financials and Materials were top-contributing sectors, relative to the benchmark. Our over-weight position in all three sectors magnified the strong Portfolio returns. The biggest disappointments with regard to Portfolio returns, relative to the benchmark, were in the energy sector where, after a strong run, a sharp drop in OYO Geospace Corp. hurt performance and in the Consumer Discretionary sector, which suffered from a decline in Volcom, Inc.(1)

For the year, our strongest stocks were Terra Industries, Inc., Bucyrus International, Inc., ANSYS, Inc., Universal Electronics, Inc. and Respironics, Inc. Terra Industries, Inc., a fertilizer producer, has continued to benefit from increased corn plantings as demand for ethanol grows. Bucyrus International, Inc., a maker of coal shovels and drag lines, is experiencing robust demand – which we expect to continue due to strong commodity prices – from its mining customers. ANSYS, Inc. develops, sells and supports software solutions for design analysis and optimization. The company had outstanding performance during the year and signed significant contracts with a number of Fortune 500 companies. We believe the stock should continue to do well as demand for software-as-a-service and specialized design software seems to be trending higher. Universal Electronics, Inc. produces preprogrammed universal remote controls. Universal Electronics, Inc. has patent-protected technologies and strong market penetration. During the year, the company benefited from the growing popularity of high-definition televisions and digital-video recorders. Respironics, Inc. designs, manufactures and markets medical devices for sleep and respiratory disorders. During the fourth quarter, Philips announced plans to acquire Respironics, Inc., driving up the stock price.(1)

The biggest laggards for the year include Global Cash Access Holdings, Inc., Cash America International, Inc., Build-A-Bear Workshop, Cutera, Inc. and Cowen Group, Inc. Global Cash Access Holdings, Inc. is a provider of cash-access products to the gaming industry. The stock traded down due to a disappointing third quarter. We continue to hold the stock because we believe the current valuation is extremely attractive. Cash America International, Inc. is a pawn-shop operator and cash-advance lender. The stock was a large contributor to returns in 2006, but traded down during 2007 in part due to a slight miss on fourth-quarter 2006 revenues and general weakness in the financial sector. We continue to hold the stock because we believe the company can grow during difficult market conditions. Build-A-Bear Workshop, a retailer of stuffed animals, traded down during the third quarter due to lower-than-expected profits and increased competition from Webkinz, an online stuffed-animal dealer. We sold the stock. Cutera, Inc., a producer of aesthetic lasers, reported revenues and earnings just ahead of consensus estimates for the quarter, but suspended further guidance announcements. Combined with the general slowdown in consumer spending and fear that this could cause doctors to postpone purchase decisions, the stock sold off. We continue to hold the stock, though, because we believe it has a very attractive valuation and strong longer-term growth potential. Cowen Group, Inc., is an investment bank that offers research, brokerage and investment-banking services. The company needs a relatively stable marketplace to successfully complete equity underwriting deals and it appears to us that recent volatility in the equity markets has taken a toll. Additionally, we were concerned about the loss of revenue-producing employees and announced increase in compensation expense per employee.(1)

It is clear to us that domestic growth is slowing and a recession could be a possibility in 2008. Thus, we are focused on investments that are less sensitive to domestic economic fluctuations.

In the Financials sector, we have steered away from companies with direct subprime and mortgage exposure because we believe the fallout from subprime-mortgage issues could continue to trouble financial services stocks. In our view, government efforts

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

to ameliorate the problem have had little effect so far. We believe 2008 could likely see a downturn in the prospects for repayment of other forms of consumer credit, such as credit-card and automobile-loan debt. We also believe the coming year will be a time to own defensive names in financial services (e.g., Cash America International, Inc.).(1) In the Consumer Discretionary and Staples sectors, investors have understandably gravitated toward staples and businesses that are likely to post solid growth even in an environment of lower consumer confidence and discretionary spending. As such, we have a significant under-weight position in Consumer Discretionary.(1)

Within the Energy segment, we continue to favor oil-services stocks, such as OYO Geospace Corp. and winner Core Laboratories N.V.(1)

Our bullish thesis on agriculture-related names within Materials continues to play out as grain prices reach record levels. Given that demand for food should be relatively inelastic, we expect agricultural stocks to perform well despite any weakness in the economy; therefore, we own fertilizer stock Terra Industries, Inc.(1)

We also favor stocks within Industrials that have exposure to the rapidly growing wind-power industry (e.g., Ameron International Corp. and Zoltek Companies, Inc. in Materials).(1)

We are optimistic about companies in the Health Care sector that offer products or services designed to reduce healthcare expenditures, such as pharmacy-benefits managers, vendors of healthcare information-technology systems and disease-management companies (e.g., Matria Healthcare, Inc.).(1)

Within the Information Technology sector, we expect recent volatility to continue as investors try to reconcile solid end demand and reasonable company valuations with the potential for deterioration in both the consumer and enterprise markets. We believe this backdrop warrants caution, and we are focusing on investment opportunities with strong secular growth drivers, as well as companies that provide technologies or services that lower costs (e.g., ANSYS, Inc.).(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.6
Repurchase Agreements
Less Net Liabilities	3.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Eclipsys Corp.	3.6
2.	OYO Geospace Corp.	3.5
3.	Terra Industries, Inc.	2.9
4.	Cash America International, Inc.	2.9
5.	Universal Electronics, Inc.	2.9
6.	Bucyrus International, Inc. Class A	2.8
7.	FCStone Group, Inc.	2.6
8.	Lufkin Industries, Inc.	2.6
9.	Centene Corp.	2.4
10.	ANSYS, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.5
Health Care	20.8
Industrials	17.8
Consumer Discretionary	10.2
Financials	9.2
Energy	8.6
Materials	6.8
Consumer Staples	0.7

96.6

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

CONSUMER DISCRETIONARY – 10.2%
Diversified Consumer Services – 0.6%
American Public Education Inc. (a)	3,185	$133,069
K12, Inc. (a)	4,055	104,944

		238,013

Hotels, Restaurants & Leisure – 4.0%
BJ’s Restaurants, Inc. (a)	20,230	328,940
Red Robin Gourmet Burgers, Inc. (a)	8,275	264,717
Vail Resorts, Inc. (a)	6,730	362,141
WMS Industries, Inc. (a)	16,200	593,568

		1,549,366

Household Durables – 2.9%
Universal Electronics, Inc. (a)	32,690	1,093,154

Internet & Catalog Retail – 0.4%
U.S. Auto Parts Network, Inc. (a)	16,745	135,802

Media – 0.9%
Entravision Communications Corp. Class A (a)	44,350	347,260

Textiles, Apparel & Luxury Goods – 1.4%
Volcom, Inc. (a)	24,255	534,338

TOTAL CONSUMER DISCRETIONARY		3,897,933

CONSUMER STAPLES – 0.7%
Personal Products – 0.7%
Physicians Formula Holdings, Inc. (a)	22,940	272,527

TOTAL CONSUMER STAPLES		272,527

ENERGY – 8.6%
Energy Equipment & Services – 8.6%
Core Laboratories N.V. (a)	4,640	578,701
Lufkin Industries, Inc.	17,110	980,232
OYO Geospace Corp. (a)	17,645	1,329,727
W-H Energy Services, Inc. (a)	7,215	405,555

TOTAL ENERGY		3,294,215

FINANCIALS – 9.2%
Capital Markets – 4.4%
FCStone Group, Inc. (a)	21,487	989,046
Greenhill & Co, Inc.	2,860	190,133
Investment Technology Group, Inc. (a)	10,225	486,608

		1,665,787

Commercial Banks – 0.5%
Boston Private Financial Holdings, Inc.	6,870	186,040

Consumer Finance – 2.9%
Cash America International, Inc.	34,175	1,103,853

Insurance – 1.4%
American Safety Insurance Holdings Ltd. (a)	10,445	205,244
First Mercury Financial Corp. (a)	13,920	339,648

		544,892

TOTAL FINANCIALS		3,500,572

HEALTH CARE – 20.8%
Biotechnology – 1.6%
Cubist Pharmaceuticals, Inc. (a)	14,005	287,243
Myriad Genetics, Inc. (a)	6,715	311,710

		598,953

Health Care Equipment & Supplies – 8.3%
American Medical Systems Holdings, Inc. (a)	47,775	690,826
Cutera, Inc. (a)	24,355	382,373
Hansen Medical, Inc. (a)	8,385	251,047
Respironics, Inc. (a)	11,485	752,038
SurModics, Inc. (a)	9,525	516,922
Thoratec Corp. (a)	32,205	585,809

		3,179,015

Health Care Providers & Services – 4.8%
Animal Health International Inc. (a)	23,310	286,713
Centene Corp. (a)	33,885	929,804
Matria Healthcare, Inc. (a)	16,635	395,414
MWI Veterinary Supply, Inc. (a)	5,735	229,400

		1,841,331

Health Care Technology – 4.1%
Eclipsys Corp. (a)	53,760	1,360,666
Vital Images, Inc. (a)	12,255	221,448

		1,582,114

Life Sciences Tools & Services – 2.0%
ICON plc – ADR (a)	12,055	745,722

TOTAL HEALTH CARE		7,947,135

INDUSTRIALS – 17.8%
Building Products – 2.1%
Ameron International Corp.	8,555	788,343

Commercial Services & Supplies – 5.9%
Corrections Corp. of America (a)	13,204	389,650
School Specialty, Inc. (a)	12,445	429,975
The GEO Group Inc. (a)	22,915	641,620
Waste Connections, Inc. (a)	25,833	798,240

		2,259,485

Construction & Engineering – 1.1%
Northwest Pipe Co. (a)	10,130	396,488

Electrical Equipment – 1.9%
General Cable Corp. (a)	10,055	736,830

Machinery – 6.8%
Actuant Corp. Class A	12,030	409,140
Bucyrus International, Inc. Class A	10,942	1,087,526
CIRCOR International, Inc.	5,760	267,034
RBC Bearings, Inc. (a)	4,785	207,956
Titan International, Inc.	20,270	633,640

		2,605,296

TOTAL INDUSTRIALS		6,786,442

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.6%	Shares	Value

INFORMATION TECHNOLOGY – 22.5%
Communications Equipment – 2.0%
EMS Technologies, Inc. (a)	16,570	$501,077
Ixia (a)	29,200	276,816

		777,893

Computers & Peripherals – 2.2%
Avid Technology, Inc. (a)	10,750	304,655
Compellent Technologies, Inc. (a)	28,725	345,561
Netezza Corp. (a)	13,995	193,131

		843,347

Electronic Equipment & Instruments – 4.0%
Coherent, Inc. (a)	30,660	768,646
Dolby Laboratories, Inc. Class A (a)	15,080	749,778

		1,518,424

Internet Software & Services – 4.0%
CNET Networks, Inc. (a)	62,600	572,164
Greenfield Online, Inc. (a)	20,215	295,341
Internet Capital Group, Inc. (a)	24,230	284,460
Switch & Data Facilities Co. (a)	23,640	378,713

		1,530,678

IT Services – 0.8%
Global Cash Access Holdings, Inc. (a)	49,985	302,909

Semiconductor & Semiconductor Equipment – 1.7%
Advanced Energy Industries, Inc. (a)	21,005	274,745
Eagle Test Systems, Inc. (a)	30,120	384,934

		659,679

Software – 7.8%
ACI Worldwide, Inc. (a)	15,415	293,502
ANSYS, Inc. (a)	19,805	821,115
FactSet Research Systems, Inc.	7,942	442,369
Giant Interactive Group, Inc. – ADR (a)	16,290	211,444
Interactive Intelligence, Inc. (a)	8,285	218,310
Quality Systems, Inc.	12,435	379,143
The9 Ltd. – ADR (a)	8,115	173,012
TIBCO Software, Inc. (a)	54,310	438,282

		2,977,177

TOTAL INFORMATION TECHNOLOGY		8,610,107

MATERIALS – 6.8%
Chemicals – 5.1%
Quaker Chemical Corp.	9,835	216,075
Terra Industries, Inc. (a)	23,525	1,123,553
Zoltek Companies, Inc. (a)	14,610	626,331

		1,965,959

Construction Materials – 1.7%
Texas Industries, Inc.	9,030	633,003

TOTAL MATERIALS		2,598,962

Total Common Stocks
(Cost $30,731,582)		$36,907,893

	Face	Fair
Repurchase Agreements – 3.5%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$1,356,000	$1,356,000

Repurchase price $1,356,234
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033
Fair Value: $1,383,130
Total Repurchase Agreements
(Cost $1,356,000)		$1,356,000

Total Investments
(Cost $32,087,582) (b) – 100.1%		$38,263,893
Liabilities in Excess of Other Assets – (0.1)%		(55,951)

Net Assets – 100.0%		$38,207,942

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $30,731,582)	$36,907,893
Repurchase agreements	1,356,000
Cash	9
Receivable for securities sold	654,319
Receivable for fund shares sold	54,655
Dividends and accrued interest receivable	2,431
Prepaid expenses and other assets	454

Total assets	38,975,761

Liabilities:
Payable for securities purchased	701,816
Payable for fund shares redeemed	22,756
Payable for investment management services	28,846
Payable for compliance services	67
Accrued custody expense	1,016
Accrued professional fees	8,567
Accrued accounting fees	2,940
Accrued printing and filing fees	1,811

Total liabilities	767,819

Net assets	$38,207,942

Net assets consist of:
Par value, $1 per share	$1,620,962
Paid-in capital in excess of par value	42,163,306
Accumulated net realized loss on investments	(11,752,637)
Net unrealized appreciation on investments	6,176,311

Net assets	$38,207,942

Shares outstanding	1,620,962

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$23.57

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$41,466
Dividends	76,992

Total investment income	118,458

Expenses:
Management fees	326,170
Custodian fees	5,143
Directors’ fees	1,656
Professional fees	11,627
Accounting fees	17,272
Printing and filing fees	3,806
Compliance expense	4,507
Other	562

Total expenses	370,743

Net investment loss	(252,285)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	5,130,505
Change in unrealized appreciation/depreciation on investments	(1,203,316)

Net realized/unrealized gain (loss) on investments	3,927,189

Change in net assets from operations	$3,674,904

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(252,285)	$(241,206)
Net realized gain (loss) on investments	5,130,505	3,761,511
Change in unrealized appreciation/depreciation on investments	(1,203,316)	1,876,596

Change in net assets from operations	3,674,904	5,396,901

Capital transactions:
Received from shares sold	10,064,694	5,387,064
Paid for shares redeemed	(8,478,996)	(6,012,468)

Change in net assets from capital transactions	1,585,698	(625,404)

Change in net assets	5,260,602	4,771,497
Net Assets:
Beginning of year	32,947,340	28,175,843

End of year	$38,207,942	$32,947,340

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$21.19	$17.64	$17.19	$14.36	$10.25
Operations:
Net investment loss	(0.16)	(0.16)	(0.14)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	2.54	3.71	0.59	2.95	4.22

Total from operations	2.38	3.55	0.45	2.83	4.11

Net asset value, end of year	$23.57	$21.19	$17.64	$17.19	$14.36

Total return	11.23%	20.12%	2.62%	19.71%	40.10%
Ratios and supplemental data:
Net assets at end of year (millions)	$38.2	$32.9	$28.2	$30.0	$26.6
Ratios to average net assets:
Expenses	1.02%	1.03%	1.03%	1.03%	1.11%
Net investment loss	(0.70)%	(0.81)%	(0.78)%	(0.74)%	(0.89)%
Portfolio turnover rate	63%	69%	52%	64%	236%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Objective/Strategy

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio for purposes of Section 5(b)(1) of the 1940 Act.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	18.58%
Five year	15.84%
Since inception (5/1/00)	−7.81%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Nasdaq-100 Index Portfolio returned 18.58% versus 19.24% for the current benchmark, the Nasdaq-100 Index.

The Portfolio’s correlation to the index for the year was 99.7%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ shares, which replicate the investment returns of the Nasdaq-100 Index. At year end, 0.6% of the Portfolio was invested in PowerShares QQQ shares. The top five stock holdings at year end were Apple Inc., Microsoft Corp., Google, Inc., QUALCOMM, Inc., and Research in Motion Ltd. The largest contributors to the index return for 2007 were Apple Inc., Research in Motion Ltd., Google, Inc., Microsoft Corp., and Amazon.com, Inc. The largest detractors for the index in 2007 were Starbucks Corp., Comcast Corp. Class A, Amgen, Inc., Sears Holding Corp., and Network Appliance, Inc.(1)

The U.S. economy faces the possibility of a shallow recession in 2008. Earnings and economic growth may face pressure from the continuing housing slump and tighter credit conditions. Aggressive Federal Reserve action may be required to spur growth and earnings in the second half of 2008.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	98.4
Exchange Traded Funds	0.6
Short-Term Notes and
Other Net Assets	1.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Apple Inc.	13.5
2.	Microsoft Corp.	6.4
3.	Google, Inc. Class A	5.5
4.	QUALCOMM, Inc.	4.3
5.	Research In Motion Ltd.	3.6
6.	Cisco Systems, Inc.	3.3
7.	Intel Corp.	3.1
8.	Oracle Corp.	2.7
9.	Gilead Sciences, Inc.	2.4
10.	eBay, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	64.6
Consumer Discretionary	12.7
Health Care	12.5
Industrials	5.0
Telecommunication Services	1.5
Consumer Staples	1.4
Materials	0.7

98.4

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 98.4%	Shares	Value

CONSUMER DISCRETIONARY – 12.7%
Diversified Consumer Services – 0.7%
Apollo Group, Inc. Class A (a)	4,575	$320,936

Hotels, Restaurants & Leisure – 1.9%
Starbucks Corp. (a)	27,600	564,972
Wynn Resorts Ltd.	3,400	381,242

		946,214

Household Durables – 1.1%
Garmin Ltd.	5,475	531,075

Internet & Catalog Retail – 3.0%
Amazon.com Inc. (a)	7,500	694,800
Expedia, Inc. (a)	7,600	240,312
IAC/InterActiveCorp (a)	8,002	215,414
Liberty Media Corp. – Interactive (a)	15,175	289,539

		1,440,065

Media – 3.8%
Comcast Corp. Class A (a)	39,547	722,128
Discovery Holding Co. Class A (a)	6,500	163,410
EchoStar Communications Corp. Class A (a)	5,885	221,982
Focus Media Holding Ltd. – ADR (a)	2,925	166,169
Lamar Advertising Co. Class A	2,050	98,543
Liberty Global, Inc. Class A	5,150	201,829
Sirius Satellite Radio, Inc. (a)	43,250	131,048
Virgin Media, Inc.	9,700	166,258

		1,871,367

Multiline Retail – 0.8%
Sears Holdings Corp. (a)	3,925	400,547

Specialty Retail – 1.4%
Bed Bath & Beyond, Inc. (a)	9,675	284,348
PetSmart Inc.	3,475	81,767
Staples, Inc.	12,900	297,603

		663,718

TOTAL CONSUMER DISCRETIONARY		6,173,922

CONSUMER STAPLES – 1.4%
Beverages – 0.2%
Hansen Natural Corp. (a)	2,475	109,618

Food & Staples Retailing – 1.2%
Costco Wholesale Corp.	6,210	433,209
Whole Foods Market, Inc.	3,725	151,980

		585,189

TOTAL CONSUMER STAPLES		694,807

HEALTH CARE – 12.5%
Biotechnology – 7.8%
Amgen, Inc. (a)	13,772	639,572
Amylin Pharmaceuticals, Inc. (a)	3,525	130,425
Biogen Idec, Inc. (a)	8,675	493,781
Celgene Corp. (a)	10,400	480,584
Cephalon, Inc. (a)	1,775	127,374
Genzyme Corp. (a)	9,075	675,543
Gilead Sciences, Inc. (a)	24,925	1,146,799
Vertex Pharmaceuticals, Inc. (a)	3,750	87,112

		3,781,190

Health Care Equipment & Supplies – 1.6%
DENTSPLY International, Inc.	3,950	177,829
Hologic, Inc. (a)	3,600	247,104
Intuitive Surgical, Inc. (a)	1,050	340,725

		765,658

Health Care Providers & Services – 1.5%
Express Scripts, Inc. (a)	6,125	447,125
Henry Schein, Inc. (a)	2,425	148,895
Patterson Cos., Inc. (a)	3,655	124,087

		720,107

Pharmaceuticals – 1.6%
Teva Pharmaceutical Industries, Ltd. – ADR	16,810	781,329

TOTAL HEALTH CARE		6,048,284

INDUSTRIALS – 5.0%
Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	4,550	246,246
Expeditors International of Washington, Inc.	5,675	253,559

		499,805

Airlines – 0.5%
Ryanair Holdings plc – ADR (a)	3,150	124,236
UAL Corp. (a)	2,975	106,089

		230,325

Commercial Services & Supplies – 0.9%
Cintas Corp.	5,175	173,983
Monster Worldwide, Inc. (a)	3,550	115,020
Stericycle, Inc. (a)	2,475	147,015

		436,018

Construction & Engineering – 0.7%
Foster Wheeler Ltd. (a)	2,050	317,791

Machinery – 1.6%
Joy Global, Inc.	2,875	189,232
PACCAR, Inc.	11,214	610,939

		800,171

Trading Companies & Distributors – 0.3%
Fastenal Co.	3,900	157,638

TOTAL INDUSTRIALS		2,441,748

INFORMATION TECHNOLOGY – 64.6%
Communications Equipment – 11.9%
Cisco Systems, Inc. (a)	58,925	1,595,100
Juniper Networks, Inc. (a)	9,325	309,590
QUALCOMM, Inc.	53,645	2,110,930
Research In Motion Ltd. (a)	15,225	1,726,515
Tellabs, Inc. (a)	6,800	44,472

		5,786,607

Computers & Peripherals – 16.3%
Apple Inc. (a)	33,195	6,575,266
Dell, Inc. (a)	22,400	549,024
Logitech International SA (a)	4,800	175,872
Network Appliance, Inc. (a)	9,785	244,233

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 98.4%	Shares	Value

Computers & Peripherals (continued)
SanDisk Corp. (a)	5,725	$189,898
Sun Microsystems, Inc. (a)	9,805	177,765

		7,912,058

Electronic Equipment & Instruments – 0.6%
Flextronics International Ltd. (a)	24,525	295,772

Internet Software & Services – 9.5%
Akamai Technologies, Inc. (a)	4,325	149,645
Baidu.com – ADR (a)	650	253,753
eBay, Inc. (a)	27,435	910,568
Google, Inc. Class A (a)	3,900	2,696,772
VeriSign, Inc. (a)	5,655	212,684
Yahoo!, Inc. (a)	17,460	406,120

		4,629,542

IT Services – 2.2%
Cognizant Technology Solutions Corp. Class A (a)	7,700	261,338
Fiserv, Inc. (a)	5,587	310,023
Infosys Technologies Ltd. – ADR	3,050	138,348
Paychex, Inc.	9,670	350,247

		1,059,956

Semiconductor & Semiconductor Equipment – 8.6%
Altera Corp.	12,850	248,262
Applied Materials, Inc.	19,375	344,100
Broadcom Corp. Class A (a)	11,675	305,185
Intel Corp.	55,645	1,483,496
KLA-Tencor Corp.	6,000	288,960
Lam Research Corp. (a)	3,500	151,305
Linear Technology Corp.	8,130	258,778
Marvell Technology Group Ltd. (a)	15,375	214,942
Microchip Technology, Inc.	4,850	152,387
NVIDIA Corp. (a)	14,837	504,755
Xilinx, Inc.	10,605	231,931

		4,184,101

Software – 15.5%
Activision, Inc. (a)	7,075	210,128
Adobe Systems, Inc. (a)	15,280	652,914
Autodesk, Inc. (a)	6,550	325,928
BEA Systems, Inc. (a)	10,225	161,351
Cadence Design Systems, Inc. (a)	7,650	130,127
Check Point Software Technologies Ltd. (a)	5,970	131,101
Citrix Systems, Inc. (a)	6,125	232,811
Electronic Arts, Inc. (a)	8,630	504,078
Intuit, Inc. (a)	11,405	360,512
Microsoft Corp.	87,525	3,115,890
Oracle Corp. (a)	58,035	1,310,430
Symantec Corp. (a)	24,648	397,819

		7,533,089

TOTAL INFORMATION TECHNOLOGY		31,401,125

MATERIALS – 0.7%
Chemicals – 0.4%
Sigma-Aldrich Corp.	3,400	185,640

Metals & Mining – 0.3%
Steel Dynamics, Inc.	2,700	160,839

TOTAL MATERIALS		346,479

TELECOMMUNICATION SERVICES – 1.5%
Diversified Telecommunication Services – 0.2%
Level 3 Communications, Inc. (a)	40,725	123,804

Wireless Telecommunication Services – 1.3%
Leap Wireless International, Inc. (a)	1,850	86,284
Millicom International Cellular S.A. (a)	2,650	312,541
NII Holdings, Inc. (a)	4,575	221,064

		619,889

TOTAL TELECOMMUNICATION SERVICES		743,693

Total Common Stocks (Cost $35,192,279)		$47,850,058

		Fair
Exchange Traded Funds – 0.6%	Shares	Value

PowerShares QQQ	5,865	$300,523

Total Exchange Traded Funds (Cost $300,230)		$300,523

	Face	Fair
Short-Term Notes – 0.4%	Amount	Value

American Express Credit Corp. 0.000% Coupon, 3.926% Effective Yield, 01/02/2008	$179,000	$178,981

Total Short-Term Notes (Cost $178,981)		$178,981

Total Investments (Cost $35,671,490) (b) – 99.4%		$48,329,562
Other Assets in Excess of Liabilities – 0.6%		291,297

Net Assets – 100.0%		$48,620,859

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $35,492,509)	$48,150,581
Short-term notes	178,981
Cash	505
Receivable for fund shares sold	794,381
Dividends and accrued interest receivable	21,231
Prepaid expenses and other assets	610

Total assets	49,146,289

Liabilities:
Payable for fund shares redeemed	492,735
Payable for investment management services	16,513
Payable for compliance services	67
Accrued custody expense	1,445
Accrued professional fees	8,567
Accrued accounting fees	3,759
Accrued printing and filing fees	2,344

Total liabilities	525,430

Net assets	$48,620,859

Net assets consist of:
Par value, $1 per share	$9,073,743
Paid-in capital in excess of par value	31,657,810
Accumulated net realized loss on investments	(4,771,806)
Net unrealized appreciation on investments	12,658,072
Undistributed net investment income	3,040

Net assets	$48,620,859

Shares outstanding	9,073,743

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$5.36

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$4,267
Dividends (net of withholding tax of $1,668)	234,797

Total investment income	239,064

Expenses:
Management fees	193,213
Custodian fees	6,226
Directors’ fees	2,187
Professional fees	11,894
Accounting fees	21,879
Printing and filing fees	4,814
Compliance expense	4,507
Other	778

Total expenses	245,498

Net investment loss	(6,434)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	62,064
Change in unrealized appreciation/depreciation on investments	8,194,542

Net realized/unrealized gain (loss) on investments	8,256,606

Change in net assets from operations	$8,250,172

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(6,434)	$1,780
Net realized gain (loss) on investments	62,064	(121,992)
Change in unrealized appreciation/depreciation on investments	8,194,542	3,179,211

Change in net assets from operations	8,250,172	3,058,999

Capital transactions:
Received from shares sold	8,066,954	14,568,003
Paid for shares redeemed	(13,351,721)	(3,232,496)

Change in net assets from capital transactions	(5,284,767)	11,335,507

Change in net assets	2,965,405	14,394,506
Net Assets:
Beginning of year	45,655,454	31,260,948

End of year	$48,620,859	$45,655,454

Undistributed net investment income	$3,040	$5,677

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$4.52	$4.24	$4.18	$3.80	$2.57
Operations:
Net investment income (loss)	—	—	—	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.84	0.28	0.06	0.35	1.24

Total from operations	0.84	0.28	0.06	0.38	1.23

Net asset value, end of year	$5.36	$4.52	$4.24	$4.18	$3.80

Total return	18.58%	6.60%	1.44%	10.00%	47.86%
Ratios and supplemental data:
Net assets at end of year (millions)	$48.6	$45.7	$31.3	$19.5	$16.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.51%	0.53%	0.54%	0.58%	0.67%
Net investment income (loss)	(0.01)%	0.00%	0.05%	0.67%	(0.44)%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.51%	0.53%	0.64%	0.93%	1.05%
Portfolio turnover rate	13%	36%	45%	20%	64%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	7.75%
Five year	15.12%
Since inception (5/1/02)	8.61%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Bristol Portfolio returned 7.75% versus 5.49% for the current benchmark, the S&P 500 Index.

Market volatility and uncertainty were prevailing themes affecting the stock market throughout 2007. Despite experiencing periods of sharp declines, the S&P 500 Index finished the year up 5.49%. The subprime mortgage industry crisis led to housing market weakness, and concern spread to the broader credit markets. Surging oil prices also continued unabated. Consumer spending remained resilient through most of the year but by the fourth quarter, retailers and manufacturing began to feel the impact that weak housing and high gasoline prices had on the consumer. Fears of an economic slowdown and possible recession became more pronounced. Job growth also showed signs of deceleration. While inflation remained a concern, the Federal Reserve continued to cut interest rates and signaled that future cuts were likely to continue. Despite the slowdown in the U.S., international markets remained robust.

Contributors/Out-performers for the year included Apple Inc., up 133% on PC market share gains, and optimism around its iPhone launch and Hess Corp., up 92% benefiting from high oil prices and optimism for oil field discoveries in Brazil and the Gulf of Mexico. Occidental Petroleum Corp. was up 78% also benefiting from surging oil prices. Another out-performer was Agrium, Inc., up 63% on strong commodity pricing, particularly in China and other emerging market countries. Google, Inc. was another out-performer, up 53% on search engine market share gains and mobile search potential.(1)

Detractors to performance for the period included several retail and financial stocks. Citigroup, Inc. was down 43% on bridge loans and subprime concerns and Wachovia Corp. was down 30% also due to credit market exposure. J.C. Penney Co. Inc. and Kohl’s Corp. were down 43% and 21%, respectively, on general weakness in consumer spending, estimate cuts, and negative comps. Constellation Brands, Inc. was another detractor, down 28% after the company lowered guidance on weakness in its U.K. division and again as a result of a reduction in U.S. wine distributor inventory.(1)

We did not change the profile of the Portfolio substantially throughout the year. We maintained an under-weight in Consumer Discretionary and reduced our weighting in Financials which helped the Portfolio relatively.

In Financials, we sold Countrywide Financial Corp.  on negative revisions and Franklin Resources on valuation earlier in the year. Later on we sold Freddie Mac, Capital One Financial Corp., American Express Co., and Merrill Lynch & Co., Inc. due to their high exposure and sensitivity to the weakening credit markets and home equity loans.(1)

We also decreased our weighting in Industrials in the first half of the year to a substantial under-weight, selling Honeywell International, Inc., Deere & Co., and L3 Communications Holdings Inc., on valuation as they neared our target prices. We also sold United Technologies Corp. on concerns of a slowdown in its air conditioning business.(1)

We increased our weighting in Consumer Staples to a slight over-weight toward the end of the year. As well as for defensive reasons, we added Kraft Foods, Inc. for its business turnaround prospects, Molson Coors Brewing Co. for valuation and potential market share gains in the USA and Canada, and Unilever NV for its exposure to higher growth developing markets, and divestitures of under-performing assets. We sold Colgate-Palmolive Co. on valuation and market share loss in its toothpaste division.(1)

The new year has started out with much volatility. The Federal Reserve and the administration are eager to prevent a recession but it does seem apparent that the economy will slow. The market presents relatively low valuations, with the potential across all sectors for earnings volatility and negative surprises. Navigating through these juxtaposed forces will be challenging, as usual.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	95.5
Repurchase Agreements and
Other Net Assets	4.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

	% of Net Assets

1.	Exxon Mobil Corp.	3.6
2.	General Electric Co.	3.1
3.	AT&T Inc.	2.6
4.	Microsoft Corp.	2.5
5.	Agrium, Inc.	2.4
6.	Verizon Communications, Inc.	2.3
7.	Chevron Corp.	2.2
8.	Google, Inc. Class A	2.1
9.	Johnson & Johnson	2.0
10.	Unilever NV – ADR	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	23.5
Health Care	14.1
Financials	14.0
Consumer Staples	11.6
Energy	10.0
Consumer Discretionary	7.7
Materials	6.6
Telecommunication Services	4.9
Industrials	3.1

95.5

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 95.5%	Shares	Value

CONSUMER DISCRETIONARY – 7.7%
Hotels, Restaurants & Leisure – 1.5%
International Game Technology	33,600	$1,476,048

Internet & Catalog Retail – 0.5%
Amazon.com Inc. (a)	5,000	463,200

Media – 2.8%
The Walt Disney Co.	26,500	855,420
Viacom, Inc. Class B (a)	42,700	1,875,384

		2,730,804

Multiline Retail – 2.2%
J.C. Penney Co. Inc.	30,300	1,332,897
Kohl’s Corp. (a)	17,700	810,660

		2,143,557

Textiles, Apparel & Luxury Goods – 0.7%
Phillips-Van Heusen Corp.	17,700	652,422

TOTAL CONSUMER DISCRETIONARY		7,466,031

CONSUMER STAPLES – 11.6%
Beverages – 5.8%
Fomento Economico Mexicano SAB de CV – ADR	13,500	515,295
Molson Coors Brewing Co. Class B	28,500	1,471,170
PepsiCo, Inc.	23,200	1,760,880
The Coca-Cola Co.	29,800	1,828,826

		5,576,171

Food Products – 4.1%
Bunge Ltd.	2,600	302,666
Kraft Foods, Inc. Class A	54,100	1,765,283
Unilever NV – ADR	52,600	1,917,796

		3,985,745

Household Products – 1.7%
The Procter & Gamble Co.	22,600	1,659,292

TOTAL CONSUMER STAPLES		11,221,208

ENERGY – 10.0%
Oil, Gas & Consumable Fuels – 10.0%
Chevron Corp.	22,800	2,127,924
Exxon Mobil Corp.	37,000	3,466,530
Hess Corp.	15,300	1,543,158
Marathon Oil Corp.	11,900	724,234
Occidental Petroleum Corp.	24,300	1,870,857

TOTAL ENERGY		9,732,703

FINANCIALS – 14.0%
Capital Markets – 5.1%
Bank of Morgan Stanley	34,500	1,832,295
Lehman Brothers Holdings, Inc.	23,200	1,518,208
The Goldman Sachs Group, Inc.	7,500	1,612,875

		4,963,378

Commercial Banks – 1.7%
Wachovia Corp.	43,800	1,665,714

Diversified Financial Services – 5.2%
Bank of America Corp.	40,100	1,654,526
Citigroup, Inc.	54,700	1,610,368
JPMorgan Chase & Co.	41,300	1,802,745

		5,067,639

Insurance – 2.0%
American International Group, Inc.	32,500	1,894,750

TOTAL FINANCIALS		13,591,481

HEALTH CARE – 14.1%
Biotechnology – 1.7%
Celgene Corp. (a)	3,900	180,219
Human Genome Sciences, Inc. (a)	95,400	995,976
Myriad Genetics, Inc. (a)	9,700	450,274

		1,626,469

Health Care Equipment & Supplies – 0.7%
Cooper Cos. Inc.	17,200	653,600

Health Care Providers & Services – 2.7%
Cardinal Health, Inc.	31,200	1,801,800
Community Health Systems, Inc. (a)	23,500	866,210

		2,668,010

Life Sciences Tools & Services – 2.9%
Applera Corp. – Applied Biosystems Group	37,100	1,258,432
Thermo Fisher Scientific, Inc. (a)	27,700	1,597,736

		2,856,168

Pharmaceuticals – 6.1%
Johnson & Johnson	29,100	1,940,970
Mylan Laboratories Inc.	65,400	919,524
Pfizer, Inc.	73,800	1,677,474
Schering-Plough Corp.	50,200	1,337,328

		5,875,296

TOTAL HEALTH CARE		13,679,543

INDUSTRIALS – 3.1%
Industrial Conglomerates – 3.1%
General Electric Co.	81,200	3,010,084

TOTAL INDUSTRIALS		3,010,084

INFORMATION TECHNOLOGY – 23.5%
Communications Equipment – 4.5%
Cisco Systems, Inc. (a)	70,600	1,911,142
Corning, Inc.	56,000	1,343,440
QUALCOMM, Inc.	29,500	1,160,825

		4,415,407

Computers & Peripherals – 6.3%
Apple Inc. (a)	8,400	1,663,872
EMC Corp. (a)	59,700	1,106,241
Hewlett-Packard Co.	36,300	1,832,424
International Business Machines Corp.	14,200	1,535,020

		6,137,557

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 95.5%	Shares	Value

Internet Software & Services – 4.2%
eBay, Inc. (a)	48,900	$1,622,991
Google, Inc. Class A (a)	2,950	2,039,866
Yahoo!, Inc. (a)	18,800	437,288

		4,100,145

Semiconductor & Semiconductor Equipment – 6.0%
Applied Materials, Inc.	101,200	1,797,312
Broadcom Corp. Class A (a)	26,200	684,868
Intel Corp.	69,000	1,839,540
Maxim Integrated Products, Inc.	56,600	1,498,768

		5,820,488

Software – 2.5%
Microsoft Corp.	67,000	2,385,200

TOTAL INFORMATION TECHNOLOGY		22,858,797

MATERIALS – 6.6%
Chemicals – 6.6%
Agrium, Inc.	32,000	2,310,720
Cytec Industries, Inc.	14,700	905,226
Monsanto Co.	12,600	1,407,294
Rohm & Haas Co.	33,200	1,761,924

TOTAL MATERIALS		6,385,164

TELECOMMUNICATION SERVICES – 4.9%
Diversified Telecommunication Services – 4.9%
AT&T Inc.	60,400	2,510,224
Verizon Communications, Inc.	51,500	2,250,035

TOTAL TELECOMMUNICATION SERVICES		4,760,259

Total Common Stocks (Cost $89,520,554)		$92,705,270

	Face	Fair
Repurchase Agreements – 3.3%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$3,180,000	$3,180,000

Repurchase price $3,180,548
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033 Fair Value: $3,243,624
Total Repurchase Agreements (Cost $3,180,000)		$3,180,000

Total Investments (Cost $92,700,554) (b) – 98.8%		$95,885,270
Other Assets in Excess of Liabilities – 1.2%		1,180,531

Net Assets – 100.0%		$97,065,801

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $89,520,554)	$92,705,270
Repurchase agreements	3,180,000
Cash	986
Receivable for securities sold	194,371
Receivable for fund shares sold	1,320,198
Dividends and accrued interest receivable	89,384
Prepaid expenses and other assets	1,101

Total assets	97,491,310

Liabilities:
Payable for securities purchased	195,747
Payable for fund shares redeemed	144,446
Payable for investment management services	64,528
Payable for compliance services	67
Accrued custody expense	1,755
Accrued professional fees	8,567
Accrued accounting fees	5,568
Accrued printing and filing fees	4,566
Other accrued expenses	265

Total liabilities	425,509

Net assets	$97,065,801

Net assets consist of:
Par value, $1 per share	$6,920,984
Paid-in capital in excess of par value	80,604,901
Accumulated net realized gain on investments	6,303,752
Net unrealized appreciation on investments	3,184,716
Undistributed net investment income	51,448

Net assets	$97,065,801

Shares outstanding	6,920,984

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$14.02

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$87,443
Dividends (net of withholding tax of $3,541)	1,194,117

Total investment income	1,281,560

Expenses:
Management fees	649,985
Custodian fees	10,467
Directors’ fees	3,740
Professional fees	12,631
Accounting fees	30,666
Printing and filing fees	9,020
Compliance expense	4,507
Other	1,091

Total expenses	722,107

Net investment income	559,453

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	6,553,033
Change in unrealized appreciation/depreciation on investments	(1,432,275)

Net realized/unrealized gain (loss) on investments	5,120,758

Change in net assets from operations	$5,680,211

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$559,453	$251,141
Net realized gain (loss) on investments	6,553,033	3,172,587
Change in unrealized appreciation/depreciation on investments	(1,432,275)	3,769,139

Change in net assets from operations	5,680,211	7,192,867

Distributions to shareholders:
Distributions from net investment income	(508,005)	(193,205)

Capital transactions:
Received from shares sold	38,961,676	26,600,807
Received from dividends reinvested	508,005	193,205
Paid for shares redeemed	(10,024,785)	(1,325,643)

Change in net assets from capital transactions	29,444,896	25,468,369

Change in net assets	34,617,102	32,468,031
Net Assets:
Beginning of year	62,448,699	29,980,668

End of year	$97,065,801	$62,448,699

Undistributed net investment income	$51,448	$57,936

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$13.08	$11.27	$10.06	$10.43	$7.90
Operations:
Net investment income	0.08	0.04	0.01	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.93	1.81	1.20	0.63	2.53

Total from operations	1.01	1.85	1.21	0.76	2.56

Distributions:
Distributions from net investment income	(0.07)	(0.04)	—	(0.10)	(0.03)
Distributions of net realized capital gains	—	—	—	(1.03)	—

Total distributions	(0.07)	(0.04)	—	(1.13)	(0.03)

Net asset value, end of year	$14.02	$13.08	$11.27	$10.06	$10.43

Total return	7.75%	16.42%	12.03%	8.62%	32.44%
Ratios and supplemental data:
Net assets at end of year (millions)	$97.1	$62.4	$30.0	$8.1	$7.0
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.89%	0.92%	0.96%	0.27%	0.86%
Net investment income	0.69%	0.56%	0.54%	1.45%	0.39%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.89%	0.92%	0.96%	1.07%	1.25%
Portfolio turnover rate	176%	216%	224%	300%	224%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	9.89%
Five year	14.30%
Since inception (5/1/02)	5.33%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Bryton Growth Portfolio returned 9.89% versus 7.05% for the current benchmark, the Russell 2000 Growth Index.

Stocks were quite volatile with the market experiencing a number of sizable declines. The stock market’s first big decline came after a sudden drop in emerging markets which began with the Shanghai stock markets at the end of February, then again in July on worries that credit problems in the U.S. might trigger a global slowdown, and finally in the fourth quarter, on fears over inflation, a credit squeeze and an economic downturn. In the end, the Russell 2000 Growth Index returned over 7% helped by hopes that a combination of Federal Reserve interest rate cuts and strong growth in the rest of the world would rally the economy and prevent a recession.

We started 2007 with a modest under-weight in the Consumer Discretionary sector, an under-weight in the Information Technology sector, an over-weight in the Health Care sector and a small over-weight in the Consumer Staples sector. The rest of the sectors were roughly in-line with the benchmark index.

For the first half of the year, some of the retail/discretionary stocks performed well. We sold Aeropostale Inc., Pacific Sunwear of California Inc., and The Warnaco Group, Inc. after they reached our price targets. However, the retail environment turned progressively difficult, and we sold Quiksilver Inc., The Bon-Ton Stores, Inc., and Borders Group Inc. on negative revisions. New Entrants to the Portfolio included Flowers Foods Inc., a producer of bakery products, Central European Distribution Corp., an importer of alcoholic beverages, and Chiquita Brands International, Inc., which markets banana and fresh produce. As a result, the Portfolio’s Consumer Discretionary holdings reduced to 8% of total holdings compared to the benchmark’s 15% weight. In the Consumer Staples sector, we found companies capable of turning in consistent results even in a difficult environment, and increased our weight to 8% of the Portfolio compared to the benchmark weight of 2.5%.(1)

In the Health Care sector, we made several changes: Arthrocare Corp., Viasys Healthcare, DJO Inc., and BioMarin Pharmaceutical, Inc. were sold after price targets had been reached. We also sold Protein Design Labs, Coley Pharmaceutical Group Inc. and Psychiatric Solutions, Inc. on negative fundamental trends. That led to a net reduction in our holdings in Health Care (from an over-weight to a current equal weight position).(1)

We increased our weight in Information Technology as the year progressed. New additions included Harmonic, Inc., Microsemi Corp., Quest Software, Inc., Semtech Corp., and Skyworks Solutions, Inc., on positive revisions.(1)

Out-performers for the year included aQuantive, Inc., acquired by Microsoft, Sohu.com, Inc., benefiting from China internet growth, and Sirenza Microdevices, Inc., acquired by RF Micro Devices, Inc. Outside of the Information Technology sector, some of our medical stocks also performed well. Nuvasive, Inc. and Hologic, Inc. out-performed as cutting edge technologies helped these companies gain market share from competitors. Other out-performers included BE Aerospace, Inc. and Dynamic Materials Corp., as the commercial aerospace recovery lifted their profit outlooks.(1)

Detractors came mainly from two areas: Health Care and Consumer Discretionary. American Medical Systems Holdings, Inc. and EV3, Inc. encountered difficulties integrating their acquisitions, and Coley Pharmaceutical Group Inc. was down on clinical trial failure. Other detractors were The Bon-Ton Stores, Inc., New York & Co., Inc., and The Children’s Place Retail Stores, Inc. due to cut backs in consumer spending.(1)

The new year has started out with much volatility. The Federal Reserve and the administration are eager to prevent a recession but it does seem apparent that the economy will slow. The market presents relatively low valuations, with the potential across all sectors for earnings volatility and negative surprises. Navigating through these juxtaposed forces will be challenging, as usual.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	94.7
Repurchase Agreements and
Other Net Assets	5.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	LKQ Corp.	2.1
2.	Sohu.com, Inc.	1.9
3.	Waddell & Reed Financial, Inc. Class A	1.8
4.	NuVasive, Inc.	1.8
5.	Dynamic Materials Corp.	1.8
6.	Central European Distribution Corp.	1.8
7.	Berry Petroleum Co. Class A	1.7
8.	Columbus McKinnon Corp.	1.7
9.	Wright Medical Group, Inc.	1.7
10.	Arena Resources, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	28.3
Health Care	20.8
Industrials	15.3
Consumer Staples	7.6
Consumer Discretionary	7.5
Financials	6.7
Energy	6.0
Materials	2.5

94.7

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 94.7%	Shares	Value

CONSUMER DISCRETIONARY – 7.5%
Diversified Consumer Services – 1.3%
Corinthian Colleges, Inc. (a)	55,000	$847,000

Distributors – 2.1%
LKQ Corp. (a)	66,000	1,387,320

Hotels, Restaurants & Leisure – 1.8%
O’Charley’s, Inc.	17,000	254,660
WMS Industries, Inc. (a)	25,000	916,000

		1,170,660

Specialty Retail – 2.3%
HOT Topic, Inc. (a)	60,000	349,200
New York & Co, Inc. (a)	70,000	446,600
The Childrens Place Retail Stores, Inc. (a)	26,000	674,180

		1,469,980

TOTAL CONSUMER DISCRETIONARY		4,874,960

CONSUMER STAPLES – 7.6%
Beverages – 1.8%
Central European Distribution Corp. (a)	20,000	1,161,600

Food & Staples Retailing – 1.2%
BJ’s Wholesale Club, Inc. (a)	24,000	811,920

Food Products – 4.0%
Chiquita Brands International, Inc. (a)	35,000	643,650
Flowers Foods, Inc.	42,000	983,220
Hain Celestial Group, Inc. (a)	30,000	960,000

		2,586,870

Household Products – 0.6%
Central Garden and Pet Co. (a)	65,000	374,400

TOTAL CONSUMER STAPLES		4,934,790

ENERGY – 6.0%
Energy Equipment & Services – 1.5%
Bristow Group, Inc. (a)	17,000	963,050

Oil, Gas & Consumable Fuels – 4.5%
Arena Resources, Inc. (a)	26,200	1,092,802
Berry Petroleum Co. Class A	25,000	1,111,250
Petrohawk Energy Corp. (a)	45,000	778,950

		2,983,002

TOTAL ENERGY		3,946,052

FINANCIALS – 6.7%
Capital Markets – 4.2%
Affiliated Managers Group, Inc. (a)	7,000	822,220
KBW, Inc. (a)	30,000	767,700
Waddell & Reed Financial, Inc. Class A	33,000	1,190,970

		2,780,890

Commercial Banks – 2.5%
Cathay General Bancorp	13,000	344,370
Prosperity Bancshares, Inc.	24,000	705,360
UCBH Holdings, Inc.	40,000	566,400

		1,616,130

TOTAL FINANCIALS		4,397,020

HEALTH CARE – 20.8%
Biotechnology – 2.3%
Human Genome Sciences, Inc. (a)	23,500	245,340
Isis Pharmaceuticals, Inc. (a)	52,000	819,000
Myriad Genetics, Inc. (a)	9,500	440,990

		1,505,330

Health Care Equipment & Supplies – 12.8%
American Medical Systems Holdings, Inc. (a)	65,000	939,900
Conceptus, Inc. (a)	25,000	481,000
ev3, Inc. (a)	60,000	762,600
Hansen Medical, Inc. (a)	32,000	958,080
Hologic, Inc. (a)	15,000	1,029,600
Integra LifeSciences Holdings Corp. (a)	20,000	838,600
Micrus Endovascular Corp. (a)	53,000	1,043,040
NuVasive, Inc. (a)	30,000	1,185,600
Wright Medical Group, Inc. (a)	38,000	1,108,460

		8,346,880

Health Care Providers & Services – 1.8%
MWI Veterinary Supply, Inc. (a)	20,000	800,000
Sunrise Senior Living, Inc. (a)	12,000	368,160

		1,168,160

Health Care Technology – 1.6%
Trizetto Group (a)	60,000	1,042,200

Life Sciences Tools & Services – 2.3%
Exelixis, Inc. (a)	60,000	517,800
Luminex Corp. (a)	62,000	1,006,880

		1,524,680

TOTAL HEALTH CARE		13,587,250

INDUSTRIALS – 15.3%
Aerospace & Defense – 4.6%
BE Aerospace, Inc. (a)	20,000	1,058,000
DRS Technologies, Inc.	16,000	868,320
Triumph Group, Inc.	13,000	1,070,550

		2,996,870

Commercial Services & Supplies – 1.6%
Corrections Corp. of America (a)	10,000	295,100
Pike Electric Corp. (a)	45,000	754,200

		1,049,300

Construction & Engineering – 1.4%
Quanta Services, Inc. (a)	35,000	918,400

Electrical Equipment – 0.9%
Baldor Electric Co.	18,000	605,880

Machinery – 6.8%
Columbus McKinnon Corp. (a)	34,000	1,109,080
Dynamic Materials Corp.	20,000	1,178,000
Kaydon Corp.	20,000	1,090,800
The Middleby Corp. (a)	13,500	1,034,370

		4,412,250

TOTAL INDUSTRIALS		9,982,700

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 94.7%	Shares	Value

INFORMATION TECHNOLOGY – 28.3%
Communications Equipment – 4.8%
C-COR, Inc. (a)	70,000	$962,500
Finisar Corp. (a)	190,000	275,500
Foundry Networks, Inc. (a)	55,000	963,600
Harmonic, Inc. (a)	90,000	943,200

		3,144,800

Computers & Peripherals – 1.2%
Emulex Corp. (a)	50,000	816,000

Internet Software & Services – 3.6%
Gmarket, Inc. – ADR (a)	43,000	1,070,700
Sohu.com, Inc. (a)	23,000	1,253,960

		2,324,660

IT Services – 1.4%
Wright Express Corp. (a)	25,000	887,250

Semiconductor & Semiconductor Equipment – 14.4%
Anadigics, Inc. (a)	65,000	752,050
Applied Micro Circuits Corp. (a)	80,000	699,200
Atheros Communications, Inc. (a)	32,000	977,280
Micrel, Inc.	90,000	760,500
Microsemi Corp. (a)	39,000	863,460
ON Semiconductor Corp. (a)	94,000	834,720
PMC – Sierra, Inc. (a)	120,000	784,800
RF Micro Devices, Inc. (a)	163,164	931,666
Semtech Corp. (a)	58,000	900,160
Silicon Laboratories, Inc. (a)	25,000	935,750
Skyworks Solutions, Inc. (a)	110,000	935,000

		9,374,586

Software – 2.9%
Informatica Corp. (a)	55,000	991,100
Quest Software, Inc. (a)	50,000	922,000

		1,913,100

TOTAL INFORMATION TECHNOLOGY		18,460,396

MATERIALS – 2.5%
Containers & Packaging – 1.5%
Aptargroup, Inc.	23,000	940,930

Metals & Mining – 1.0%
FNX Mining Co, Inc. (FNXMF) (a)	22,000	667,700

TOTAL MATERIALS		1,608,630

Total Common Stocks (Cost $57,851,894)		$61,791,798

	Face	Fair
Repurchase Agreements – 4.9%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$3,180,000	$3,180,000

Repurchase price $3,180,548
Collateralized by:
Federal Home Loan Mortgage Corp. #G01554 5.000%, 05/01/2033
Fair Value: $3,243,624
Total Repurchase Agreements (Cost $3,180,000)		$3,180,000

Total Investments (Cost $61,031,894) (b) – 99.6%		$64,971,798
Other Assets in Excess of Liabilities – 0.4%		262,524

Net Assets – 100.0%		$65,234,322

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $57,851,894)	$61,791,798
Repurchase agreements	3,180,000
Cash	1,693
Receivable for securities sold	292,723
Receivable for fund shares sold	769,577
Dividends and accrued interest receivable	10,534
Prepaid expenses and other assets	676

Total assets	66,047,001

Liabilities:
Payable for securities purchased	634,567
Payable for fund shares redeemed	115,198
Payable for investment management services	45,962
Payable for compliance services	67
Accrued custody expense	1,185
Accrued professional fees	8,571
Accrued accounting fees	4,102
Accrued printing and filing fees	3,027

Total liabilities	812,679

Net assets	$65,234,322

Net assets consist of:
Par value, $1 per share	$4,893,512
Paid-in capital in excess of par value	55,018,034
Accumulated net realized gain on investments	1,401,020
Net unrealized appreciation on investments	3,939,904
Accumulated net investment loss	(18,148)

Net assets	$65,234,322

Shares outstanding	4,893,512

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.33

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$114,462
Dividends	84,536

Total investment income	198,998

Expenses:
Management fees	403,148
Custodian fees	6,206
Directors’ fees	2,213
Professional fees	11,875
Accounting fees	21,042
Printing and filing fees	5,733
Compliance expense	4,507
Other	575

Total expenses	455,299

Net investment loss	(256,301)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,701,363
Change in unrealized appreciation/depreciation on investments	1,921,733

Net realized/unrealized gain (loss) on investments	3,623,096

Change in net assets from operations	$3,366,795

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(256,301)	$(123,239)
Net realized gain (loss) on investments	1,701,363	2,023,627
Change in unrealized appreciation/depreciation on investments	1,921,733	927,702

Change in net assets from operations	3,366,795	2,828,090

Distributions to shareholders:
Distributions of net realized capital gains	—	(194,124)

Capital transactions:
Received from shares sold	37,547,345	17,005,780
Received from dividends reinvested	—	194,124
Paid for shares redeemed	(4,940,730)	(1,812,906)

Change in net assets from capital transactions	32,606,615	15,386,998

Change in net assets	35,973,410	18,020,964
Net Assets:
Beginning of year	29,260,912	11,239,948

End of year	$65,234,322	$29,260,912

Accumulated net investment loss	$(18,148)	$(18,148)

 Financial Highlights

	Years Ended December 31,
	2007	2006	2005	2004	2003

Selected Per-Share Data:
Net asset value, beginning of year	$12.13	$10.46	$10.03	$9.33	$6.88
Operations:
Net investment income (loss)	(0.05)	(0.03)	(0.06)	—	(0.05)
Net realized and unrealized gain (loss) on investments	1.25	1.78	0.49	0.70	2.50

Total from operations	1.20	1.75	0.43	0.70	2.45

Distributions:
Distributions of net realized capital gains	—	(0.08)	—	—	—

Net asset value, end of year	$13.33	$12.13	$10.46	$10.03	$9.33

Total return	9.89%	16.74%	4.30%	7.50%	35.61%
Ratios and supplemental data:
Net assets at end of year (millions)	$65.2	$29.3	$11.2	$7.0	$5.9
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.96%	1.04%	1.11%	0.30%	0.99%
Net investment income (loss)	(0.54)%	(0.67)%	(0.74)%	0.03%	(0.80)%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.96%	1.04%	1.11%	1.15%	1.45%
Portfolio turnover rate	55%	99%	155%	150%	201%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	13.17%
Since inception (5/1/04)	12.79%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the U.S. Equity Portfolio returned 13.17% versus 5.47% for the current benchmark, the S&P Composite 1500 Index.

During 2007, investors were influenced by many concerns. In those 12 months, crude oil futures rose approximately 57%, subprime mortgage issues created fears of recession, market volatility reached levels not seen since 2003, and the U.S. dollar decreased in value by approximately 8%. The Federal Reserve responded to these events by cutting the discount window by a total of 150 basis points and cutting the federal funds rate by 100 basis points in order to combat liquidity problems. In spite of all the news headlines that distracted investors, we maintained a disciplined focus on industries that offered attractive combinations of both value and relative strength, enabling the Portfolio to navigate this turbulence.

We believe 2007 can be viewed in seven distinct time periods: four strong up markets and three sharp drops, which we maintain are reflective of the volatility and the absence of sustained sector leadership during the period. The four strong up markets (from the start of the period to February 20, 2007; March 6, 2007 to July 19, 2007; August 16, 2007 to October 9, 2007; and November 26, 2007 to December 31, 2007) accounted for a 33.59% gain in the S&P Composite 1500 Index. In general, the leading sectors during these four time periods consistently were Materials, Energy, Industrials, and Information Technology.

The three correction periods (from February 21, 2007 to March 5, 2007; July 20, 2007 to August 15, 2007; and October 10, 2007 to November 26, 2007) accounted for a 25.40% loss in the S&P Composite 1500 Index. The worst-performing sectors during these time periods were Materials, Consumer Discretionary, Financials, and Industrials. This sector-specific volatility created a challenging environment that required the Portfolio to maintain exposure to all nine economic sectors while using selective industry allocation.

While we do not make investment decisions based on market capitalization, based on valuations, the Portfolio continued to have a large-cap tilt. At the beginning of 2007, approximately 75% of the Portfolio was in large-cap holdings, and as of December 31, 2007, the tilt had become even more apparent as more than 81% of the Portfolio was invested in stocks with a market capitalization of more than $5.5 billion.(1)

Top industry contributors to performance during the fiscal year included oil & gas equipment & services, oil & gas drilling, electrical components & equipment, fertilizers & agricultural chemicals, and health care services. Over-weight positions and strong stock selection helped performance in these industries during the period. The best individual stock performers in the Portfolio were Apple Inc., Research In Motion Ltd., Atwood Oceanics, Inc., First Solar, Inc., and Quintana Maritime Ltd. Conversely, the Portfolio’s worst performing stocks were NII Holdings, Inc., Morgan Stanley, Whirlpool Corp., Lifetime Brands, Inc., and Hovnanian Enterprises Inc.(1)

As far as contribution to return, the five most significant stock contributors were Monsanto Co., Cameron International Corp., Atwood Oceanics, Inc., Research In Motion Ltd., and Cummins, Inc., while Bank of America Corp., Morgan Stanley, Wells Fargo & Co., Jarden Corp., and American International Group, Inc. were the most disappointing stocks relative to their contribution to return.(1)

As of December 31, 2007, our system measured a 1.21 value-to-price ratio for the domestic market, indicating we see the market as approximately 21% undervalued relative to our calculation of intrinsic value. Moving forward, we are actively adding to specific industries within both the Health Care and Telecommunication Services & Utilities sectors as strong combinations of value and relative strength make those two sectors increasingly attractive. Additionally, we continue to monitor the two sectors that are currently reflecting the most value but the least amount of relative strength — Financials and Consumer Discretionary. While our metrics on those sectors have led us to under-weight them, we are keeping a close eye on relative strength readings.(1)

While talk of future subprime concerns, recession, stagflation, etc. might resonate throughout the market, we maintain our disciplined value-based industry rotation investing style that provided favorable returns in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	98.8
Short-Term Notes and Other Net Assets	1.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	AT&T Inc.	2.6
2.	Google, Inc. Class A	2.6
3.	Monsanto Co.	2.5
4.	International Business Machines Corp.	2.4
5.	Express Scripts, Inc.	2.4
6.	General Electric Co.	2.4
7.	AFLAC, Inc.	2.3
8.	Johnson Controls, Inc.	2.2
9.	Intel Corp.	2.1
10.	BE Aerospace, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	19.5
Industrials	17.2
Financials	16.4
Health Care	11.0
Energy	8.2
Telecommunication Services	7.5
Consumer Staples	5.5
Materials	5.2
Utilities	4.4
Consumer Discretionary	3.9

98.8

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 98.8%	Shares	Value

CONSUMER DISCRETIONARY – 3.9%
Auto Components – 3.2%
BorgWarner, Inc.	4,720	$228,495
Johnson Controls, Inc.	15,300	551,412

		779,907

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. Class B	2,840	182,442

TOTAL CONSUMER DISCRETIONARY		962,349

CONSUMER STAPLES – 5.5%
Beverages – 1.4%
The Pepsi Bottling Group, Inc.	8,980	354,351

Food & Staples Retailing – 1.2%
CVS Caremark Corp.	7,280	289,380

Food Products – 0.9%
Nestle SA – ADR	2,000	229,652

Household Products – 2.0%
The Procter & Gamble Co.	6,710	492,648

TOTAL CONSUMER STAPLES		1,366,031

ENERGY – 8.2%
Energy Equipment & Services – 5.7%
Atwood Oceanics, Inc. (a)	3,210	321,771
Cameron International Corp. (a)	10,380	499,589
Diamond Offshore Drilling, Inc.	2,180	309,560
Rowan Cos., Inc.	2,920	115,223
Schlumberger Ltd.	1,580	155,425

		1,401,568

Oil, Gas & Consumable Fuels – 2.5%
Chevron Corp.	2,140	199,726
Murphy Oil Corp.	5,030	426,745

		626,471

TOTAL ENERGY		2,028,039

FINANCIALS – 16.4%
Capital Markets – 4.0%
optionsXpress Holdings, Inc.	9,330	315,541
State Street Corp.	2,340	190,008
The Goldman Sachs Group, Inc.	2,260	486,013

		991,562

Commercial Banks – 3.9%
Banco Santander Central Hispano S.A. – ADR	12,490	269,035
Bank of National Greece SA – ADR	19,870	274,007
Wells Fargo & Co.	13,670	412,697

		955,739

Diversified Financial Services – 2.4%
Bank of America Corp.	5,920	244,259
JPMorgan Chase & Co.	7,680	335,232

		579,491

Insurance – 6.1%
AFLAC, Inc.	9,100	569,933
Everest Re Group Ltd.	2,380	238,952
Manulife Financial Corp.	6,090	248,168
MetLife, Inc.	3,320	204,578
RenaissanceRe Holdings Ltd.	4,290	258,430

		1,520,061

TOTAL FINANCIALS		4,046,853

HEALTH CARE – 11.0%
Health Care Equipment & Supplies – 1.2%
Stryker Corp.	3,810	284,683

Health Care Providers & Services – 7.1%
Amedisys, Inc. (a)	9,920	481,318
CIGNA Corp.	2,750	147,758
Express Scripts, Inc. (a)	8,130	593,490
Humana, Inc. (a)	3,610	271,869
WellPoint, Inc. (a)	3,120	273,718

		1,768,153

Pharmaceuticals – 2.7%
Johnson & Johnson	4,020	268,134
KV Pharmaceutical Co. Class A (a)	8,920	254,577
Schering-Plough Corp.	5,940	158,241

		680,952

TOTAL HEALTH CARE		2,733,788

INDUSTRIALS – 17.2%
Aerospace & Defense – 4.0%
AAR Corp. (a)	3,930	149,458
BE Aerospace, Inc. (a)	9,480	501,492
Curtiss-Wright Corp.	4,170	209,334
The Boeing Co.	1,580	138,187

		998,471

Electrical Equipment – 3.3%
First Solar, Inc. (a)	1,170	312,554
JA Solar Holdings Co. Ltd. – ADR (a)	4,530	316,239
Yingli Green Energy Holding Co. Ltd. – ADR (a)	4,860	188,082

		816,875

Industrial Conglomerates – 3.4%
General Electric Co.	15,920	590,154
Siemens AG – ADR	1,600	251,776

		841,930

Marine – 3.6%
Kirby Corp. (a)	9,400	436,912
Navios Maritime Holdings Inc.	19,380	237,405
Quintana Maritime Ltd.	8,920	204,982

		879,299

Road & Rail – 2.9%
Burlington Northern Santa Fe Corp.	2,350	195,590
Norfolk Southern Corp.	4,920	248,165
Union Pacific Corp.	2,210	277,620

		721,375

TOTAL INDUSTRIALS		4,257,950

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 98.8%	Shares	Value

INFORMATION TECHNOLOGY – 19.5%
Communications Equipment – 3.3%
Harris Corp.	6,550	$410,554
QUALCOMM, Inc.	4,120	162,122
Research In Motion Ltd. (a)	2,180	247,212

		819,888

Computers & Peripherals – 4.7%
Apple Inc. (a)	1,240	245,619
Dell, Inc. (a)	12,890	315,934
International Business Machines Corp.	5,580	603,198

		1,164,751

Electronic Equipment & Instruments – 2.1%
Amphenol Corp. Class A	8,290	384,407
Arrow Electronics, Inc. (a)	3,370	132,374

		516,781

Internet Software & Services – 3.3%
eBay, Inc. (a)	5,700	189,183
Google, Inc. Class A (a)	920	636,161

		825,344

Semiconductor & Semiconductor Equipment – 3.5%
Intel Corp.	19,770	527,068
MEMC Electronic Materials, Inc. (a)	3,860	341,572

		868,640

Software – 2.6%
MICROS Systems, Inc. (a)	3,540	248,367
Oracle Corp. (a)	16,890	381,376

		629,743

TOTAL INFORMATION TECHNOLOGY		4,825,147

MATERIALS – 5.2%
Chemicals – 2.5%
Monsanto Co.	5,600	625,464

Metals & Mining – 2.7%
ArcelorMittal SA – ADR	2,680	207,298
Freeport-McMoRan Copper & Gold, Inc.	4,510	462,004

		669,302

TOTAL MATERIALS		1,294,766

TELECOMMUNICATION SERVICES – 7.5%
Diversified Telecommunication Services – 3.6%
AT&T Inc.	15,580	647,505
Telefonica SA – ADR	2,610	254,710

		902,215

Wireless Telecommunication Services – 3.9%
America Movil S.A.B. de C.V. – ADR	7,810	479,456
Rogers Communications, Inc.	10,550	477,387

		956,843

TOTAL TELECOMMUNICATION SERVICES		1,859,058

UTILITIES – 4.4%
Electric Utilities – 1.6%
Allegheny Energy, Inc. (a)	6,080	386,749

Independent Power Producers & Energy Traders – 2.1%
Constellation Energy Group, Inc.	2,610	267,603
NRG Energy, Inc. (a)	5,860	253,972

		521,575

Multi-Utilities – 0.7%
Public Service Enterprise Group, Inc.	1,900	186,656

TOTAL UTILITIES		1,094,980

Total Common Stocks (Cost $20,862,884)		$24,468,961

	Face	Fair
Short-Term Notes – 0.7%	Amount	Value

Federal Home Loan Bank 0.000% Coupon, 1.327% Effective Yield, 01/02/2008	$190,000	$189,993

Total Short-Term Notes (Cost $189,993)		$189,993

Total Investments (Cost $21,052,877) (b) – 99.5%		$24,658,954
Other Assets in Excess of Liabilities – 0.5%		113,597

Net Assets – 100.0%		$24,772,551

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $20,862,884)	$24,468,961
Short-term notes	189,993
Cash	1,375
Receivable for securities sold	275,170
Receivable for fund shares sold	41,733
Dividends and accrued interest receivable	17,659
Prepaid expenses and other assets	303

Total assets	24,995,194

Liabilities:
Payable for securities purchased	187,456
Payable for fund shares redeemed	5,925
Payable for investment management services	16,049
Payable for compliance services	67
Accrued custody expense	822
Accrued professional fees	8,567
Accrued accounting fees	2,336
Accrued printing and filing fees	1,226
Other accrued expenses	195

Total liabilities	222,643

Net assets	$24,772,551

Net assets consist of:
Par value, $1 per share	$1,602,949
Paid-in capital in excess of par value	18,122,509
Accumulated net realized gain on investments	1,432,253
Net unrealized appreciation/depreciation on:
Investments	3,606,077
Foreign currency related transactions	21
Undistributed net investment income	8,742

Net assets	$24,772,551

Shares outstanding	1,602,949

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$15.45

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$21,080
Dividends (net of withholding tax of $8,756)	292,310

Total investment income	313,390

Expenses:
Management fees	178,483
Custodian fees	4,690
Directors’ fees	1,088
Professional fees	11,356
Accounting fees	13,933
Printing and filing fees	2,492
Compliance expense	4,507
Other	377

Total expenses	216,926

Net investment income	96,464

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	1,432,253
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,401,604

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,833,857

Change in net assets from operations	$2,930,321

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$96,464	$85,638
Net realized gain (loss) on investments	1,432,253	282,130
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,401,604	905,832

Change in net assets from operations	2,930,321	1,273,600

Distributions to shareholders:
Distributions from net investment income	(87,722)	(62,299)

Capital transactions:
Received from shares sold	4,702,778	9,041,839
Received from dividends reinvested	87,722	62,299
Paid for shares redeemed	(4,597,095)	(1,284,366)

Change in net assets from capital transactions	193,405	7,819,772

Change in net assets	3,036,004	9,031,073
Net Assets:
Beginning of year	21,736,547	12,705,474

End of year	$24,772,551	$21,736,547

Undistributed net investment income	$8,742	$19,557

 Financial Highlights

				For the Period
	Years Ended December 31,			from May 1, 2004*
	2007	2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$13.70	$12.73	$11.71	$10.00
Operations:
Net investment income (loss)	0.06	0.05	—	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.74	0.96	1.02	1.72

Total from operations	1.80	1.01	1.02	1.71

Distributions:
Distributions from net investment income	(0.05)	(0.04)	—	—

Net asset value, end of period	$15.45	$13.70	$12.73	$11.71

Total return	13.17%	7.93%	8.71%	17.10	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$24.8	$21.7	$12.7	$4.8
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.91%	0.96%	1.05%	1.40	%(a)
Net investment income (loss)	0.41%	0.47%	0.03%	(0.30	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.91%	0.96%	1.05%	2.02	%(a)
Portfolio turnover rate	128%	139%	136%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	12.30%
Since inception (5/1/04)	11.47%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Balanced Portfolio returned 12.30% versus 6.01% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Lehman Brothers U.S. Universal Index.

The dominant themes for the markets, the blended benchmark, and the Portfolio were fear and value. At the beginning of the fiscal year, we calculated a value-to-price ratio of 1.15 for the domestic market, with value spread across all nine economic sectors. According to our methodology, equities looked more attractive than bonds, and the Portfolio began the fiscal year with a maximum 70% weighted toward equities. Despite pervasive fears of recession, inflation, and a housing meltdown, the S&P Composite 1500 Index gained just over 3.5% by February 20, 2007.

This trend abruptly reversed on February 27, as a near perfect storm hit the global financial markets. The Shanghai Composite Index fell 8.8%, and the S&P Composite 1500 Index sank from a 3.00% gain for the year into negative territory, falling 3.43%. While equities plummeted, the combination of a flight to quality and stronger beliefs that the Federal Reserve would soon cut rates led Treasuries to their best one-day gains since June 2005.

Rather than giving into this fear and moving more into bonds, we stuck to our disciplined quantitative system, which showed ever greater value in equities. We maintained the Portfolio’s 70% weighting in equities and participated fully in the rally that followed, in which the S&P Composite 1500 Index rose just over 10% from March 5 through June 30, 2007.

Bonds reversed course, with the Lehman Brothers U.S. Universal Index returning –0.5% from March 5 through June 30, 2007 as the 10-year Treasury saw its yield rise from 4.499% on March 5 to 5.029% by June 29, 2007.

Given a strong run in equities, we saw dissipated value in July, with our value-to-price ratio for the domestic market down to 1.06 on June 29, 2007. Although this suggested some upside in equities, we believe it dictated a shift toward fixed-income investments, and the Portfolio moved toward a 40% fixed-income weight. This proved to be a timely move, as subprime fears rocked the markets in mid-July and the S&P Composite 1500 fell 9.15% from July 19 through August 16, 2007. Again, a flight to quality and liquidity, combined with renewed faith in multiple Federal Reserve rate cuts, led to a strong rally in Treasuries.

We then saw a turnaround in stock valuations, and by August 16, our system measured the domestic market to be undervalued by 20%. This led the Portfolio back toward its maximum 70% weighting in equities, again proving to be an opportune decision as the S&P Composite 1500 rallied 11.02% from August 16 through October 10, 2007. However, subprime and recessionary fears crept back in the market, and the S&P Composite 1500 sank 5.81% from October 10 through December 31, 2007.

The Portfolio’s out-performance was primarily driven by its over-weight position in equities. Despite the turbulence in the equity markets throughout the year, the Portfolio’s equity positions gained 15.85% over the year, outpacing both the S&P Composite 1500 and the Lehman Brothers U.S. Universal Index.

Over-weight positions in the Energy, Materials, Information Technology and Industrial sectors also contributed to the Portfolio’s out-performance. Furthermore, the Portfolio was under-weighted in both the Financials and Consumer Staples sectors, which were two of the poorer performing sectors within the S&P Composite 1500 Index.(1)

Finally, the Portfolio’s moves toward bonds as equities sold off in mid-July and then back toward equities as they rallied in August were positive for performance.

Among individual stocks, the five best performers were Quintana Maritime Ltd., MasterCard, Inc., National Oilwell Varco, Inc., Diamond Offshore Drilling, Inc., and Atwood Oceanics, Inc. Conversely, the worst performers were MCG Capital Corp., NovaStar Financial, Wachovia Corp., American Commercial Lines Inc., and Forest Laboratories, Inc.(1)

The top five contributors to overall return were MasterCard, Inc., National Oilwell Varco, Inc., Diamond Offshore Drilling, Inc., Medco Health Solutions, Inc., and Aegean Marine Petroleum Network Inc. On the other hand, Bank of America Corp., MCG Capital Corp., Honda Motor Co., Ltd. UBS AG and Wells Fargo & Co. detracted the most from returns.(1)

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

The biggest disappointment for the Portfolio was the lack of leadership from the Financials sector. Despite attractive valuations for the sector as a whole, it lacked leadership and trailed the broad market significantly.

Given the late year sell-off and decline in bond yields, we continue to see strong value in the equity market. Strong valuations dictate an active weight toward equities. Within the equity market, the Portfolio is over-weighted in the Energy, Health Care, Industrials, Telecommunication Services, and Utilities sectors, and under-weighted the Consumer Staples, Consumer Discretionary, and Financials sectors.(1)

As for bonds, given the steepening of the yield curve, we have seen opportunities to add to the Portfolio’s duration. Given the widening in credit spreads, we are beginning to see compelling value in longer-dated corporate and agency bonds.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	66.5
Corporate Bonds (3)	10.7
U.S. Government Agency Issues	15.5
U.S. Treasury Obligations	6.1
Other Net Assets	1.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	U.S. Treasury Notes 3.125%, 9/15/2008	4.6
2.	Federal National Mortgage Association 5.250%, 09/15/2016	3.4
3.	Federal Home Loan Mortgage Corporation 5.125%, 10/15/2008	2.8
4.	The Goldman Sachs Group, Inc.	2.4
5.	Federal National Mortgage Association 2.500%, 06/15/2008	2.3
6.	AFLAC, Inc.	1.9
7.	The Procter & Gamble Co.	1.6
8.	Microsoft Corp.	1.6
9.	Freeport-McMoRan Copper & Gold, Inc.	1.6
10.	Federal National Mortgage Association 6.000%, 05/15/2008	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	18.0
Information Technology	12.2
Energy	9.6
Industrials	8.8
Health Care	7.3
Consumer Staples	7.2
Telecommunication Services	4.9
Consumer Discretionary	3.3
Materials	3.1
Utilities	2.8

77.2

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 66.5%	Shares	Value

CONSUMER DISCRETIONARY – 1.5%
Textiles, Apparel & Luxury Goods – 1.5%
NIKE, Inc. Class B	2,500	$160,600

TOTAL CONSUMER DISCRETIONARY		160,600

CONSUMER STAPLES – 7.2%
Beverages – 2.2%
Coca-Cola Enterprises, Inc.	4,500	117,135
The Pepsi Bottling Group, Inc.	3,000	118,380

		235,515

Food Products – 1.8%
Archer-Daniels-Midland Co.	2,770	128,611
Corn Products International, Inc.	2,000	73,500

		202,111

Household Products – 3.2%
Kimberly-Clark Corp.	2,500	173,350
The Procter & Gamble Co.	2,460	180,613

		353,963

TOTAL CONSUMER STAPLES		791,589

ENERGY – 9.1%
Energy Equipment & Services – 7.0%
Atwood Oceanics, Inc. (a)	1,540	154,370
Cameron International Corp. (a)	2,900	139,577
Diamond Offshore Drilling, Inc.	1,230	174,660
National Oilwell Varco, Inc. (a)	2,320	170,427
Transocean Inc. (a)	860	123,109

		762,143

Oil, Gas & Consumable Fuels – 2.1%
Murphy Oil Corp.	1,500	127,260
Royal Dutch Shell plc – ADR	1,250	105,250

		232,510

TOTAL ENERGY		994,653

FINANCIALS – 11.6%
Capital Markets – 4.1%
State Street Corp.	1,500	121,800
The Bank Of New York Mellon Corp.	1,377	67,142
The Goldman Sachs Group, Inc.	1,240	266,662

		455,604

Commercial Banks – 0.9%
Wells Fargo & Co.	3,210	96,910

Diversified Financial Services – 1.5%
Bank of America Corp.	3,960	163,390

Insurance – 5.1%
AFLAC, Inc.	3,400	212,942
HCC Insurance Holdings, Inc.	1,140	32,695
Manulife Financial Corp.	2,590	105,542
MetLife, Inc.	1,690	104,138
Prudential Financial, Inc.	840	78,154
The Hartford Financial Services Group, Inc.	240	20,926

		554,397

TOTAL FINANCIALS		1,270,301

HEALTH CARE – 7.3%
Health Care Equipment & Supplies – 1.0%
Stryker Corp.	1,500	112,080

Health Care Providers & Services – 6.3%
Aetna, Inc.	2,700	155,871
Humana, Inc. (a)	1,500	112,965
McKesson Corp.	2,000	131,020
Medco Health Solutions, Inc. (a)	1,500	152,100
WellPoint, Inc. (a)	1,500	131,595

		683,551

TOTAL HEALTH CARE		795,631

INDUSTRIALS – 8.7%
Aerospace & Defense – 3.8%
Lockheed Martin Corp.	1,500	157,890
Northrop Grumman Corp.	2,000	157,280
The Boeing Co.	1,200	104,952

		420,122

Industrial Conglomerates – 0.8%
General Electric Co.	2,280	84,520

Machinery – 0.8%
Westinghouse Air Brake Technologies Corp.	2,500	86,100

Marine – 2.5%
DryShips, Inc.	1,160	89,784
Genco Shipping & Trading Ltd.	1,710	93,639
Quintana Maritime Ltd.	4,000	91,920

		275,343

Road & Rail – 0.8%
Burlington Northern Santa Fe Corp.	1,000	83,230

TOTAL INDUSTRIALS		949,315

INFORMATION TECHNOLOGY – 11.6%
Communications Equipment – 0.7%
Cisco Systems, Inc. (a)	3,000	81,210

Computers & Peripherals – 3.8%
Dell, Inc. (a)	3,500	85,785
Hewlett-Packard Co.	3,000	151,440
International Business Machines Corp.	1,600	172,960

		410,185

Electronic Equipment & Instruments – 1.7%
Amphenol Corp. Class A	2,500	115,925
Anixter International, Inc. (a)	1,050	65,383

		181,308

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 66.5%	Shares	Value

Internet Software & Services – 2.0%
eBay, Inc. (a)	2,760	$91,604
Google, Inc. Class A (a)	180	124,467

		216,071

IT Services – 1.2%
Mastercard, Inc. Class A	620	133,424

Office Electronics – 0.6%
Xerox Corp. (a)	4,300	69,617

Software – 1.6%
Microsoft Corp.	5,020	178,712

TOTAL INFORMATION TECHNOLOGY		1,270,527

MATERIALS – 3.1%
Chemicals – 1.5%
Monsanto Co.	1,500	167,535

Metals & Mining – 1.6%
Freeport-McMoRan Copper & Gold, Inc.	1,720	176,197

TOTAL MATERIALS		343,732

TELECOMMUNICATION SERVICES – 3.6%
Diversified Telecommunication Services – 2.2%
AT&T Inc.	2,200	91,432
Telefonica SA – ADR	1,520	148,337

		239,769

Wireless Telecommunication Services – 1.4%
America Movil S.A.B. de C.V. – ADR	2,600	159,614

TOTAL TELECOMMUNICATION SERVICES		399,383

UTILITIES – 2.8%
Electric Utilities – 1.0%
Edison International	2,000	106,740

Independent Power Producers & Energy Traders – 0.8%
NRG Energy, Inc. (a)	2,000	86,680

Water Utilities – 1.0%
Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	2,500	117,500

TOTAL UTILITIES		310,920

Total Common Stocks (Cost $6,416,460)		$7,286,651

	Face	Fair
Corporate Bonds – 10.7%	Amount	Value

CONSUMER DISCRETIONARY – 1.8%
Automobiles – 0.3%
Daimler Finance North America LLC
6.500%, 11/15/2013	$30,000	$31,388

Leisure Equipment & Products – 0.4%
Eastman Kodak Co.
7.250%, 11/15/2013	50,000	50,250

Media – 0.5%
Time Warner Entertainment Co. LP
7.250%, 09/01/2008	50,000	50,679

Multiline Retail – 0.6%
Dillard’s Inc.
9.500%, 09/01/2009	15,000	15,263
9.125%, 08/01/2011	46,000	46,877

		62,140

TOTAL CONSUMER DISCRETIONARY		194,457

ENERGY – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Petrobras International Finance Co.
7.750%, 09/15/2014	50,000	56,050

TOTAL ENERGY		56,050

FINANCIALS – 6.4%
Capital Markets – 2.3%
Merrill Lynch & Co., Inc.
5.000%, 02/03/2014	10,000	9,552
Morgan Stanley
5.375%, 10/15/2015	100,000	97,367
The Goldman Sachs Group, Inc.
5.125%, 01/15/2015	100,000	98,378
6.125%, 02/15/2033	50,000	49,295

		254,592

Consumer Finance – 1.6%
Ford Motor Credit Co.
5.625%, 10/01/2008	30,000	29,132
GMAC LLC
5.125%, 05/09/2008	25,000	24,726
7.750%, 01/19/2010	20,000	18,665
HSBC Finance Corp.
7.000%, 05/15/2012	50,000	52,437
6.375%, 11/27/2012	50,000	51,471

		176,431

Diversified Financial Services – 1.7%
Caterpillar Financial Services Corp.
4.000%, 07/15/2009	10,000	9,939
CIT Group, Inc.
5.850%, 09/15/2016	100,000	88,433
Citigroup, Inc.
5.125%, 05/05/2014	40,000	39,084
JPMorgan Chase & Co.
4.000%, 02/01/2008	50,000	49,961

		187,417

Insurance – 0.7%
GE Insurance Solutions Corp.
7.000%, 02/15/2026	40,000	42,553
Unum Group
7.190%, 02/01/2028	30,000	29,693

		72,246

Thrifts & Mortgage Finance – 0.1%
Countrywide Home Loans, Inc. 4.000%, 03/22/2011	15,000	10,838

TOTAL FINANCIALS		701,524

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2007

	Face	Fair
Corporate Bonds – 10.7%	Amount	Value

INDUSTRIALS – 0.1%
Industrial Conglomerates – 0.1%
General Electric Co. 5.000%, 02/01/2013	$15,000	$15,208

TOTAL INDUSTRIALS		15,208

INFORMATION TECHNOLOGY – 0.6%
Computers & Peripherals – 0.6%
International Business Machines Corp.
8.375%, 11/01/2019	50,000	62,495

TOTAL INFORMATION TECHNOLOGY		62,495

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 0.7%
GTE Corp. 6.940%, 04/15/2028	35,000	37,595
New York Telephone Co.
6.000%, 04/15/2008	40,000	40,059

		77,654

Wireless Telecommunication Services – 0.6%
Deutsche Telekom International Finance B.V.
8.250%, 06/15/2030	50,000	62,566

TOTAL TELECOMMUNICATION SERVICES		140,220

Total Corporate Bonds (Cost $1,195,411)		$1,169,954

	Face	Fair
U.S. Government Agency Issues – 15.5%	Amount	Value

Federal Home Loan Bank
4.500%, 09/16/2013	$20,000	$20,471
5.375%, 08/15/2018	20,000	21,372

		41,843

Federal Home Loan Mortgage Corporation
5.000%, 09/09/2016	15,000	15,014
5.250%, 07/27/2017	25,000	25,022
5.125%, 10/15/2008	300,000	302,451
5.750%, 01/15/2012	100,000	107,116

		449,603

Federal National Mortgage Association 3.375%, 12/15/2008	40,000	39,768
5.500%, 03/15/2011	100,000	105,497
5.000%, 07/26/2013	25,000	25,005
5.000%, 07/09/2018	25,000	24,819
5.250%, 04/15/2019	20,000	19,949
6.000%, 05/15/2008	175,000	175,903
2.500%, 06/15/2008	250,000	247,806
4.875%, 04/15/2009	100,000	101,377
5.250%, 08/01/2012	100,000	104,054
5.250%, 09/15/2016	350,000	369,046

		1,213,224

Total U.S. Government Agency Issues (Cost $1,675,106)		$1,704,670

	Face	Fair
U.S. Treasury Obligations – 6.1%	Amount	Value

U.S. Treasury Notes
4.375%, 01/31/2008	$165,000	$165,232
3.125%, 09/15/2008	500,000	499,336

Total U.S. Treasury Obligations (Cost $664,252)		$664,568

Total Investments (Cost $9,951,229) (b) – 98.8%		$10,825,843
Other Assets in Excess of Liabilities – 1.2%		131,548

Net Assets – 100.0%		$10,957,391

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $9,951,229)	$10,825,843
Receivable for securities sold	130,965
Receivable for fund shares sold	31,369
Dividends and accrued interest receivable	53,589
Prepaid expenses and other assets	119

Total assets	11,041,885

Liabilities:
Cash overdraft	63,736
Payable for fund shares redeemed	1,578
Payable for investment management services	6,985
Payable for compliance services	67
Accrued custody expense	483
Accrued professional fees	8,565
Accrued accounting fees	2,540
Accrued printing and filing fees	540

Total liabilities	84,494

Net assets	$10,957,391

Net assets consist of:
Par value, $1 per share	$745,536
Paid-in capital in excess of par value	8,619,843
Accumulated net realized gain on investments	559,405
Net unrealized appreciation on investments	874,614
Undistributed net investment income	157,993

Net assets	$10,957,391

Shares outstanding	745,536

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$14.70

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$168,025
Dividends (net of withholding tax of $2,224)	91,424

Total investment income	259,449

Expenses:
Management fees	67,057
Custodian fees	2,612
Directors’ fees	407
Professional fees	11,030
Accounting fees	14,590
Printing and filing fees	1,069
Compliance expense	4,507
Other	184

Total expenses	101,456

Net investment income	157,993

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on
investments	559,405
Change in unrealized appreciation/depreciation on investments	300,375

Net realized/unrealized gain (loss) on investments	859,780

Change in net assets from operations	$1,017,773

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$157,993	$115,434
Net realized gain (loss) on investments	559,405	311,749
Change in unrealized appreciation/depreciation on investments	300,375	276,362

Change in net assets from operations	1,017,773	703,545

Distributions to shareholders:
Distributions from net investment income	—	(84,925)

Capital transactions:
Received from shares sold	4,698,040	3,531,045
Received from dividends reinvested	—	84,925
Paid for shares redeemed	(2,402,259)	(711,520)

Change in net assets from capital transactions	2,295,781	2,904,450

Change in net assets	3,313,554	3,523,070
Net Assets:
Beginning of year	7,643,837	4,120,767

End of year	$10,957,391	$7,643,837

Undistributed net investment income	$157,993	$30,145

 Financial Highlights

				Period from
	Years Ended December 31,			May 1, 2004* to
	2007	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$13.09	$11.70	$11.33	$10.00
Operations:
Net investment income	0.20	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.41	1.37	0.33	1.29

Total from operations	1.61	1.54	0.39	1.33

Distributions:
Distributions from net investment income	—	(0.15)	(0.02)	0.00

Net asset value, end of period	$14.70	$13.09	$11.70	$11.33

Total return	12.30%	13.12%	3.47%	13.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$11.0	$7.6	$4.1	$1.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.13%	1.31%	1.50%	1.46	%(a)
Net investment income	1.77%	1.95%	0.99%	0.78	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.13%	1.31%	1.55%	3.52	%(a)
Portfolio turnover rate	81%	105%	118%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing within under-priced industries.

 Performance as of December 31, 2007

Average Annual Total Returns:

One year	8.33%
Since inception (5/1/04)	6.25%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Income Opportunity Portfolio returned 8.33% versus 5.47% for the current benchmark, the S&P Composite 1500 Index.

Energy prices continued to dominate the investment landscape during the fiscal year, with crude oil futures rising from $61.05 per barrel at the end of 2006 to $95.98 by the end of 2007. The Federal Reserve began a series of federal funds and discount rate cuts in September 2007 in what appeared to be an effort to bring much-needed relief to the subprime lending credit crunch. Their efforts helped to ease interest rates overall.

While the market, as measured by the S&P Composite 1500 Index, was quite volatile relative to historical long-term levels during the year, it managed to post positive gains for the year, as did other major indexes such as the Dow Jones Industrial Average and the NASDAQ Composite Index. The sharp increase in overall market volatility translated into higher index options premiums. We believe this theme of rising index option premiums was positive for the Portfolio’s index options call writing hedging strategy.

While the underlying equities in the Portfolio out-performed the broad-based index, the calls written against those equities limited some potential upside for the period. However, the calls written and the index puts purchased reduced the volatility of the Portfolio significantly and helped to preserve capital during a series of sharp downturns throughout the year.(1)

On a sector basis, the Energy sector was the primary contributor to the Portfolio’s overall performance in the period. Other sectors that contributed significantly to positive performance were Information Technology, Telecommunication Services, Utilities, and Industrials.(1)

During the fiscal year, the Portfolio’s top-performing individual holdings on an absolute basis were Vimpel-Communications, National Oilwell Varco, Inc., Cameron International Corp., Research in Motion Ltd., and Diamond Offshore Drilling, Inc. Disappointing individual holdings were American Railcar Industries Inc., Jarden Corp., GigaMedia Ltd., Wachovia Corp., and Forest Laboratories, Inc.(1)

Vimpel-Communications, National Oilwell Varco, Inc., Suntech Power Holdings Co. Ltd., Google, Inc., and Cameron International Corp. contributed the most to Portfolio performance for the year. On the other hand, Gold Fields Ltd., American Railcar Industries Inc., Jarden Corp., BHP Billiton Ltd., and Cognizant Technology Solutions Corp. detracted the most from returns.(1)

As of December 31, 2007, our value-to-price ratio for domestic stocks stood at 1.21, indicating that based on our quantitative analysis, stocks were trading at about a 21% discount to what we believe they are intrinsically worth.

We believe that despite persistent fears over the subprime lending debacle, rising oil prices, and the slowdown in the housing market, the equity market has significant upside potential over the next twelve month period. Judging by our value-to-price ratio, we remain bullish on U.S. equities and expect the bull market to continue forward in 2008.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.9
Purchased Options	0.6
Written Options Outstanding	(1.3)
Short-Term Notes and Other Net Assets	3.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	General Electric Co.	3.5
2.	Intel Corp.	3.4
3.	Google, Inc. Class A	2.7
4.	Microsoft Corp.	2.4
5.	Dell, Inc.	2.1
6.	Vimpel-Communications – ADR	2.0
7.	Monsanto Co.	1.9
8.	International Business Machines Corp.	1.9
9.	The Procter & Gamble Co.	1.8
10.	America Movil S.A.B. de C.V. – ADR	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	19.8
Industrials	17.5
Financials	13.9
Health Care	10.5
Energy	9.4
Telecommunication Services	8.2
Consumer Staples	5.5
Utilities	4.6
Materials	4.4
Consumer Discretionary	3.1

96.9

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.9%	Shares	Value

CONSUMER DISCRETIONARY – 3.1%
Auto Components – 1.2%
Johnson Controls, Inc. (b)	1,800	$64,872

Automobiles – 0.4%
DaimlerChrysler AG	200	19,126

Textiles, Apparel & Luxury Goods – 1.5%
NIKE, Inc. Class B (b)	1,200	77,088

TOTAL CONSUMER DISCRETIONARY		161,086

CONSUMER STAPLES – 5.5%
Beverages – 1.2%
The Pepsi Bottling Group, Inc.	1,600	63,136

Food & Staples Retailing – 0.5%
Sysco Corp. (b)	800	24,968

Food Products – 1.4%
Archer-Daniels-Midland Co.	1,600	74,288

Household Products – 2.4%
The Clorox Co.	400	26,068
The Procter & Gamble Co. (b)	1,300	95,446

		121,514

TOTAL CONSUMER STAPLES		283,906

ENERGY – 9.4%
Energy Equipment & Services – 5.3%
Cameron International Corp. (a) (b)	1,200	57,756
Diamond Offshore Drilling, Inc.	200	28,400
Halliburton Co.	600	22,746
National Oilwell Varco, Inc. (a) (b)	500	36,730
Schlumberger Ltd. (b)	400	39,348
Transocean Inc. (a)	300	42,945
Weatherford International Ltd. (a)	700	48,020

		275,945

Oil, Gas & Consumable Fuels – 4.1%
BP PLC – ADR	900	65,853
ConocoPhillips	800	70,640
Murphy Oil Corp. (b)	400	33,936
Occidental Petroleum Corp. (b)	500	38,495

		208,924

TOTAL ENERGY		484,869

FINANCIALS – 13.9%
Capital Markets – 3.0%
State Street Corp. (b)	400	32,480
The Bank Of New York Mellon Corp.	800	39,008
The Goldman Sachs Group, Inc. (b)	400	86,020

		157,508

Commercial Banks – 2.5%
Banco Santander Central Hispano S.A. – ADR (b)	2,900	62,466
Bank of National Greece SA – ADR	3,100	42,749
HSBC Holdings plc – ADR	300	25,113

		130,328

Diversified Financial Services – 1.3%
JPMorgan Chase & Co. (b)	1,500	65,475

Insurance – 7.1%
AFLAC, Inc.	700	43,841
Everest Re Group Ltd. (b)	600	60,240
Lincoln National Corp.	700	40,754
Loews Corp. (b)	600	30,204
Manulife Financial Corp. (b)	1,400	57,050
MetLife, Inc. (b)	500	30,810
RenaissanceRe Holdings Ltd. (b)	1,000	60,240
The Hartford Financial Services Group, Inc. (b)	500	43,595

		366,734

TOTAL FINANCIALS		720,045

HEALTH CARE – 10.5%
Biotechnology – 0.6%
Genzyme Corp. (a) (b)	400	29,776

Health Care Equipment & Supplies – 2.5%
Baxter International, Inc.	800	46,440
Stryker Corp. (b)	1,100	82,192

		128,632

Health Care Providers & Services – 5.9%
Aetna, Inc. (b)	1,400	80,822
CIGNA Corp. (b)	400	21,492
Express Scripts, Inc. (a) (b)	900	65,700
Humana, Inc. (a) (b)	900	67,779
UnitedHealth Group, Inc.	1,200	69,840

		305,633

Pharmaceuticals – 1.5%
Johnson & Johnson (b)	1,200	80,040

TOTAL HEALTH CARE		544,081

INDUSTRIALS – 17.5%
Aerospace & Defense – 5.0%
BE Aerospace, Inc. (a) (b)	1,600	84,640
Lockheed Martin Corp. (b)	500	52,630
Northrop Grumman Corp. (b)	200	15,728
Raytheon Co. (b)	1,200	72,840
Triumph Group, Inc. (b)	400	32,940

		258,778

Electrical Equipment – 3.3%
First Solar, Inc. (a)	200	53,428
Suntech Power Holdings Co. Ltd. – ADR (a) (b)	700	57,624
Yingli Green Energy Holding Co. Ltd. – ADR (a)	1,500	58,050

		169,102

Industrial Conglomerates – 3.5%
General Electric Co. (b)	4,900	181,643

Machinery – 1.4%
Barnes Group, Inc. (b)	2,200	73,458

Marine – 2.1%
Kirby Corp. (a) (b)	1,100	51,128
Quintana Maritime Ltd. (b)	2,500	57,450

		108,578

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio) (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.9%	Shares	Value

Road & Rail – 2.2%
Norfolk Southern Corp. (b)	1,000	$50,440
Union Pacific Corp. (b)	500	62,810

		113,250

TOTAL INDUSTRIALS		904,809

INFORMATION TECHNOLOGY – 19.8%
Communications Equipment – 1.3%
Research In Motion Ltd. (a) (b)	600	68,040

Computers & Peripherals – 7.3%
Apple Inc. (a) (b)	400	79,232
Dell, Inc. (a) (b)	4,400	107,844
Hewlett-Packard Co. (b)	700	35,336
International Business Machines Corp. (b)	900	97,290
Western Digital Corp. (a) (b)	2,000	60,420

		380,122

Internet Software & Services – 2.7%
Google, Inc. Class A (a)	200	138,296

Semiconductor & Semiconductor Equipment – 4.6%
Intel Corp.	6,600	175,956
MEMC Electronic Materials, Inc. (a) (b)	700	61,943

		237,899

Software – 3.9%
Microsoft Corp. (b)	3,500	124,600
Oracle Corp. (a) (b)	3,400	76,772

		201,372

TOTAL INFORMATION TECHNOLOGY		1,025,729

MATERIALS – 4.4%
Chemicals – 2.0%
Monsanto Co. (b)	900	100,521

Metals & Mining – 2.4%
BHP Billiton Ltd. – ADR	500	35,020
Freeport-McMoRan Copper & Gold, Inc. (b)	600	61,464
Gold Fields Ltd. – ADR	2,100	29,820

		126,304

TOTAL MATERIALS		226,825

TELECOMMUNICATION SERVICES – 8.2%
Diversified Telecommunication Services – 2.6%
AT&T Inc.	1,800	74,808
Telefonica SA – ADR	300	29,277
Telefonos de Mexico S.A.B. de C.V. – ADR	800	29,472

		133,557

Wireless Telecommunication Services – 5.6%
America Movil S.A.B. de C.V. – ADR	1,500	92,085
China Mobile Ltd. – ADR	400	34,748
Rogers Communications, Inc.	1,400	63,350
Vimpel-Communications – ADR	2,500	104,000

		294,183

TOTAL TELECOMMUNICATION SERVICES		427,740

UTILITIES – 4.6%
Electric Utilities – 1.3%
Allegheny Energy, Inc. (a)	1,100	69,971

Independent Power Producers & Energy Traders – 2.2%
Constellation Energy Group, Inc.	800	82,024
NRG Energy, Inc. (a)	700	30,338

		112,362

Multi-Utilities – 1.1%
Public Service Enterprise Group, Inc. (b)	600	58,944

TOTAL UTILITIES		241,277

Total Common Stocks (Cost $4,388,087)		$5,020,367

		Fair
Purchased Options – 0.6%	Contracts	Value

S&P 500 Index Put Option Expiration: January 2008, Exercise Price: $1,460.00	13	$31,070

Total Purchased Options (Cost $45,549)		$31,070

	Face	Fair
Short-Term Notes – 1.1%	Amount	Value

Federal Home Loan Bank 0.000% Coupon, 1.326% Effective Yield, 01/02/2008	$59,000	$58,998

Total Short-Term Notes (Cost $58,998)		$58,998

Total Investments (Cost $4,492,634) (c) – 98.6%		$5,110,435
Total Written Options Outstanding – (1.3%)
(see following schedule)		(67,980)
Other Assets in Excess of Liabilities – 2.7%		140,327

Net Assets – 100.0%		$5,182,782

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding at December 31, 2007. Outstanding written call options are presented in the following schedule.

(c)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

Schedule of Written Options Outstanding — Call Options	December 31, 2007

		Fair
	Contracts	Value

S&P 500 Index Call Option
Expiration: January 2008, Exercise Price: $1,480.00	33	$67,980

Total Options Written (Premiums received of $151,689)	33	$67,980

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $4,433,636)	$5,051,437
Short-term notes	58,998
Cash	231,056
Receivable for securities sold	145,391
Receivable for fund shares sold	8,811
Dividends and accrued interest receivable	4,398
Prepaid expenses and other assets	62

Total assets	5,500,153

Liabilities:
Options written, at fair value (premiums received of $151,689)	67,980
Payable for securities purchased	208,384
Payable for fund shares redeemed	26,040
Payable for investment management services	3,457
Payable for compliance services	67
Accrued custody expense	586
Accrued professional fees	8,567
Accrued accounting fees	2,021
Accrued printing and filing fees	243
Other accrued expenses	26

Total liabilities	317,371

Net assets	$5,182,782

Net assets consist of:
Par value, $1 per share	$415,078
Paid-in capital in excess of par value	3,871,520
Accumulated net realized gain on investments and written options	194,671
Net unrealized appreciation/depreciation on:
Investments	617,801
Foreign currency related transactions	3
Written options	83,709

Net assets	$5,182,782

Shares outstanding	415,078

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$12.49

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$4,353
Dividends (net of withholding tax of $1,697)	66,369
Other income	14

Total investment income	70,736

Expenses:
Management fees	39,882
Custodian fees	3,772
Directors’ fees	222
Professional fees	10,945
Accounting fees	12,661
Printing and filing fees	575
Compliance expense	4,507
Other	94

Total expenses	72,658

Net investment loss	(1,922)

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on investments	447,011
Net realized gain (loss) on written options	(233,083)
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	188,903

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	402,831

Change in net assets from operations	$400,909

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio (formerly the Covered Call Portfolio)

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,922)	$6,165
Net realized gain (loss) on investments and written options	213,928	104,743
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	188,903	107,530

Change in net assets from operations	400,909	218,438

Capital transactions:
Received from shares sold	1,519,385	2,005,074
Paid for shares redeemed	(2,407,019)	(706,122)

Change in net assets from capital transactions	(887,634)	1,298,952

Change in net assets	(486,725)	1,517,390
Net Assets:
Beginning of year	5,669,507	4,152,117

End of year	$5,182,782	$5,669,507

Undistributed net investment income	$—	$5,846

 Financial Highlights

				For the Period
	Years Ended December 31,			from May 1, 2004*
	2007	2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$11.53	$11.07	$10.75	$10.00
Operations:
Net investment income (loss)	—	0.01	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	0.96	0.45	0.36	0.78

Total from operations	0.96	0.46	0.32	0.75

Net asset value, end of period	$12.49	$11.53	$11.07	$10.75

Total return	8.33%	4.16%	2.98%	7.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$5.2	$5.7	$4.2	$2.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.46%	1.52%	1.60%	1.49	%(a)
Net investment income (loss)	(0.04)%	0.12%	(0.48)%	(0.53	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.46%	1.52%	1.67%	2.91	%(a)
Portfolio turnover rate	159%	140%	158%	70%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of December 31, 2007

Average Annual Total Returns:
One Year	9.74%
Since inception (11/2/05)	10.15%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Target VIP Portfolio returned 9.74% versus 5.47% for the current benchmark, the S&P Composite 1500 Index.

The Portfolio nearly doubled the total return posted by the S&P Composite 1500 Index, which is comprised of large-, mid-, and small-cap stocks. In 2007, 453 of the S&P Composite 1500 stocks experienced a 20% or greater decline, according to data from Standard & Poor’s. That amount is nearly triple the number of companies off that much in 2006. An over-weight position in Information Technology and Materials stocks along with an under-weight position in Financials fueled the Portfolio’s strong showing.(1)

The Portfolio significantly out-performed the S&P Composite 1500 Index and Russell 3000 Index in 2007. The top performing stocks were the following: Potash Corp. of Saskatchewan, Inc. up 201.6%, Research in Motion Ltd. up 166.2%, priceline.com, Inc. up 163.4%, Millicom International Cellular S.A. up 91.3%, and Air Methods Corp. up 77.9%. The worst performing stocks were the following: American Woodmark Corp. down 55.8%, Packeteer, Inc. down 54.7%, Cascade Bancorp Inc. down 53.9%, Group 1 Automotive, Inc. down 53.0% and Lexmark International, Inc. down 52.4%.(1)

The stock market performed better in the first half of 2007 than the second half. The S&P Composite 1500 Index and the Russell 3000 Index returned 7.44% and 7.14%, respectively, in the first half of 2007, vs. -1.77% and 1.78%, respectively, in the second half. The catalyst for the shift in investor sentiment was the fallout from the surge in foreclosures among homeowners holding adjustable-rate subprime mortgages. The combination of falling home prices throughout the U.S. and mounting foreclosures quickly morphed into a bear market in subprime mortgage-backed securities and collateralized debt obligations (CDOs). The market traded lower on fears the problem could evolve into a global credit crunch. The extent of the damage was felt throughout the financial services industry, both here and abroad, as evidenced by the 11.0% decline in the S&P Financials Index from July 19, 2007, through year end. The S&P Composite 1500 Index was up 1.5% over that span. This is a classic example of why it pays to diversify one’s investment portfolio.

With respect to the U.S. economy, Gross Domestic Product (GDP) growth accelerated from an annualized 0.6% in the first quarter to a better-than-expected annualized 4.9% in the third quarter. The U.S. economy has been in expansion mode since the fourth quarter of 2001, or six years. The last two expansions lasted 7.7 and 10 years, respectively. The aforementioned subprime fallout has some economists concerned that the U.S. could be headed for a recession in 2008. The chief worry is that rising foreclosures, falling home prices, high food and energy prices, and tighter lending standards by the banking sector could negatively impact consumer spending. Consumer spending accounts for nearly 70% of U.S. economic activity. In December, the Blue Chip Economic Indicators newsletter said its consensus forecast for real Gross Domestic Product (GDP) growth in 2008 was 2.1%. The 51 economists polled put the odds of a recession in the next 12 months at 40%. This forecast is obviously subject to change, especially if the Federal Reserve adjusts rates lower early on in 2008.

According to Thomson First Call, the year-over-year estimated earnings growth rates for the companies in the S&P 500 Index, S&P 400 Index and S&P 600 Index are expected to rise 7.23%, 14.15%, and 17.99%, respectively, in 2008.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	97.8
Repurchase Agreements and Other Net Assets	2.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	4.7
2.	Oracle Corp.	4.7
3.	Microsoft Corp.	4.6
4.	BT Group plc – ADR	4.1
5.	Research In Motion Ltd.	4.1
6.	Caterpillar, Inc.	3.8
7.	Cisco Systems, Inc.	3.8
8.	International Business Machines Corp.	3.6
9.	Potash Corp. of Saskatchewan, Inc.	3.2
10.	E.I. du Pont de Nemours & Co.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.0
Telecommunication Services	11.9
Industrials	10.6
Consumer Discretionary	10.2
Energy	9.3
Materials	8.2
Health Care	7.7
Financials	6.8
Utilities	3.4
Consumer Staples	2.7

97.8

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.8%	Shares	Value

CONSUMER DISCRETIONARY – 10.2%
Automobiles – 1.3%
Harley-Davidson, Inc.	6,197	$289,462

Hotels, Restaurants & Leisure – 0.7%
Buffalo Wild Wings, Inc. (a)	2,119	49,203
Interstate Hotels & Resorts, Inc. (a)	3,924	15,539
Wynn Resorts Ltd.	947	106,187

		170,929

Household Durables – 0.2%
Tempur-Pedic International, Inc.	1,736	45,084

Internet & Catalog Retail – 0.4%
priceline.com, Inc. (a)	831	95,449

Leisure Equipment & Products – 1.0%
Hasbro, Inc.	2,584	66,099
Mattel, Inc.	9,273	176,558

		242,657

Media – 3.1%
Liberty Global, Inc. Class A (a)	1,414	55,414
The DIRECTV Group Inc. (a)	29,065	671,983

		727,397

Multiline Retail – 0.7%
Nordstrom, Inc.	4,174	153,311

Specialty Retail – 2.7%
American Eagle Outfitters Inc.	5,717	118,742
Bed Bath & Beyond, Inc. (a)	2,627	77,207
Charlotte Russe Holding, Inc. (a)	3,180	51,357
Group 1 Automotive, Inc.	3,020	71,725
Guess ?, Inc.	1,493	56,570
Gymboree Corp. (a)	3,963	120,713
The Buckle Inc.	3,640	120,120

		616,434

Textiles, Apparel & Luxury Goods – 0.1%
Steven Madden Ltd. (a)	1,022	20,440

TOTAL CONSUMER DISCRETIONARY		2,361,163

CONSUMER STAPLES – 2.7%
Beverages – 1.9%
The Coca-Cola Co.	7,127	437,384

Food Products – 0.6%
Campbell Soup Co.	1,162	41,518
TreeHouse Foods, Inc. (a)	3,929	90,328

		131,846

Personal Products – 0.1%
NBTY, Inc. (a)	1,088	29,811

Tobacco – 0.1%
UST, Inc.	506	27,729

TOTAL CONSUMER STAPLES		626,770

ENERGY – 9.3%
Energy Equipment & Services – 1.1%
Baker Hughes, Inc.	211	17,112
Core Laboratories N.V. (a)	447	55,750
Gulf Island Fabrication, Inc.	1,759	55,778
NATCO Group, Inc. (a)	2,180	118,047

		246,687

Oil, Gas & Consumable Fuels – 8.2%
BP PLC – ADR	3,942	288,436
Chevron Corp.	1,410	131,596
ENI SpA – ADR	3,921	283,998
Exxon Mobil Corp.	11,551	1,082,213
Petroquest Energy, Inc. (a)	6,170	88,231
Vaalco Energy, Inc. (a)	7,385	34,340

		1,908,814

TOTAL ENERGY		2,155,501

FINANCIALS – 6.8%
Commercial Banks – 3.1%
Barclays plc – ADR	4,538	183,199
Cascade Bancorp Inc.	3,541	49,291
HSBC Holdings plc – ADR	2,885	241,503
Lloyds TSB Group plc – ADR	5,833	219,612
Royal Bank of Scotland Group plc – ADR (a)	1,985	17,766

		711,371

Consumer Finance – 2.9%
American Express Co.	10,720	557,654
First Cash Financial Services, Inc. (a)	3,573	52,452
World Acceptance Corp. (a)	2,225	60,031

		670,137

Diversified Financial Services – 0.4%
Moody’s Corp.	2,470	88,179

Real Estate Investment Trusts – 0.4%
Boston Properties, Inc.	1,024	94,013

TOTAL FINANCIALS		1,563,700

HEALTH CARE – 7.7%
Health Care Equipment & Supplies – 0.2%
Immucor, Inc. (a)	1,221	41,502

Health Care Providers & Services – 0.4%
Air Methods Corp. (a)	1,510	75,002
Laboratory Corp. Of America Holdings (a)	308	23,263

		98,265

Health Care Technology – 0.9%
Omnicell, Inc. (a)	3,649	98,268
Phase Forward, Inc. (a)	4,498	97,831

		196,099

Life Sciences Tools & Services – 0.1%
Waters Corp. (a)	234	18,502

Pharmaceuticals – 6.1%
GlaxoSmithKline PLC – ADR	5,042	254,066
Johnson & Johnson	7,059	470,835

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.8%	Shares	Value

Pharmaceuticals (continued)
Noven Pharmaceuticals, Inc. (a)	2,996	$41,585
Pfizer, Inc.	28,721	652,828

		1,419,314

TOTAL HEALTH CARE		1,773,682

INDUSTRIALS – 10.6%
Aerospace & Defense – 1.0%
Ladish, Inc. (a)	1,816	78,433
Rockwell Collins, Inc.	1,996	143,652

		222,085

Air Freight & Logistics – 0.6%
Hub Group, Inc. Class A (a)	4,921	130,800

Airlines – 0.1%
Continental Airlines, Inc. (a)	1,475	32,819

Building Products – 0.1%
American Woodmark Corp.	1,998	36,324

Commercial Services & Supplies – 1.5%
Cenveo, Inc. (a)	6,769	118,255
Clean Harbors, Inc. (a)	2,453	126,820
Kenexa Corp. (a)	2,603	50,550
Kimball International, Inc.	1,460	20,002
TeleTech Holdings, Inc. (a)	1,519	32,309

		347,936

Construction & Engineering – 0.7%
Quanta Services, Inc. (a)	6,206	162,845

Electrical Equipment – 0.9%
Rockwell Automation, Inc.	2,020	139,299
Superior Essex, Inc. (a)	2,602	62,448

		201,747

Machinery – 5.7%
Caterpillar, Inc.	12,212	886,103
PACCAR, Inc.	8,004	436,058

		1,322,161

TOTAL INDUSTRIALS		2,456,717

INFORMATION TECHNOLOGY – 27.0%
Communications Equipment – 8.0%
Cisco Systems, Inc. (a)	32,138	869,976
Packeteer, Inc. (a)	4,485	27,627
Research In Motion Ltd. (a)	8,298	940,993

		1,838,596

Computers & Peripherals – 3.6%
International Business Machines Corp.	7,722	834,748
Lexmark International, Inc. Class A (a)	215	7,495

		842,243

Electronic Equipment & Instruments – 0.6%
Agilent Technologies, Inc. (a)	837	30,751
Rogers Corp. (a)	2,251	97,626

		128,377

Internet Software & Services – 0.3%
Interwoven, Inc. (a)	5,471	77,798

IT Services – 1.0%
Infosys Technologies Ltd. – ADR	5,130	232,697

Semiconductor & Semiconductor Equipment – 3.5%
Atheros Communications, Inc. (a)	6,581	200,984
Lam Research Corp. (a)	1,288	55,680
NVIDIA Corp. (a)	13,659	464,679
RF Micro Devices, Inc. (a)	9,999	57,094
Ultra Clean Holdings Inc. (a)	2,573	31,391

		809,828

Software – 10.0%
Ansoft Corp. (a)	2,940	75,999
Check Point Software Technologies Ltd. (a)	1,856	40,758
Microsoft Corp.	29,628	1,054,757
Oracle Corp. (a)	47,767	1,078,579
Tyler Technologies, Inc. (a)	4,972	64,089

		2,314,182

TOTAL INFORMATION TECHNOLOGY		6,243,721

MATERIALS – 8.2%
Chemicals – 6.6%
Albemarle Corp.	1,573	64,886
E.I. du Pont de Nemours & Co.	15,271	673,299
OM Group, Inc. (a)	782	44,996
Potash Corp. of Saskatchewan, Inc.	5,117	736,643

		1,519,824

Containers & Packaging – 0.1%
Rock-Tenn Co.	1,320	33,541

Metals & Mining – 1.5%
Allegheny Technologies, Inc.	1,640	141,696
Brush Engineered Materials, Inc. (a)	1,079	39,945
Metal Management, Inc.	3,351	152,571

		334,212

TOTAL MATERIALS		1,887,577

TELECOMMUNICATION SERVICES – 11.9%
Diversified Telecommunication Services – 10.1%
BT Group plc – ADR	17,570	947,374
Consolidated Communications Holdings, Inc.	3,261	64,894
Deutsche Telekom AG – ADR	14,483	313,847
Fairpoint Communications, Inc.	4,413	57,457
France Telecom SA – ADR	9,546	340,124
Royal KPN NV – ADR	18,629	338,116
Telecom Italia SpA – ADR	8,757	270,066

		2,331,878

Wireless Telecommunication Services – 1.8%
Millicom International Cellular S.A. (a)	661	77,959
Vodafone Group plc – ADR	9,529	355,622

		433,581

TOTAL TELECOMMUNICATION SERVICES		2,765,459

UTILITIES – 3.4%
Electric Utilities – 2.1%
Enel SpA – ADR	5,134	305,314

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.8%	Shares	Value

Electric Utilities (continued)
Entergy Corp.	493	$58,924
FirstEnergy Corp.	789	57,076
FPL Group, Inc.	1,000	67,780

		489,094

Multi-Utilities – 1.3%
National Grid plc – ADR	3,614	301,588

TOTAL UTILITIES		790,682

Total Common Stocks (Cost $21,569,103)		$22,624,972

	Face	Fair
Repurchase Agreements – 1.4%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$314,000	$314,000

Repurchase price $314,054
Collateralized by:
Federal Home Loan Mortgage Corp.
#G01554 5.000%, 05/01/2033
Fair Value: $320,282
Total Repurchase Agreements (Cost $314,000)		$314,000

Total Investments (Cost $21,883,103) (b) – 99.2%		$22,938,972
Other Assets in Excess of Liabilities – 0.8%		182,986

Net Assets – 100.0%		$23,121,958

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $21,569,103)	$22,624,972
Repurchase agreements	314,000
Cash	18
Receivable for fund shares sold	162,038
Dividends and accrued interest receivable	52,603
Prepaid expenses and other assets	245

Total assets	23,153,876

Liabilities:
Payable for securities purchased	2,104
Payable for fund shares redeemed	4,759
Payable for investment management services	11,589
Payable for compliance services	67
Accrued custody expense	991
Accrued professional fees	8,567
Accrued accounting fees	2,422
Accrued printing and filing fees	1,083
Other accrued expenses	336

Total liabilities	31,918

Net assets	$23,121,958

Net assets consist of:
Par value, $1 per share	$1,890,253
Paid-in capital in excess of par value	19,333,971
Accumulated net realized gain on investments	816,589
Net unrealized appreciation on investments	1,055,869
Undistributed net investment income	25,276

Net assets	$23,121,958

Shares outstanding	1,890,253

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.23

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$25,216
Dividends (net of withholding tax of $14,891)	314,026

Total investment income	339,242

Expenses:
Management fees	99,256
Custodian fees	6,996
Directors’ fees	759
Professional fees	11,198
Accounting fees	12,444
Printing and filing fees	1,966
Compliance expense	4,507
Other	192

Total expenses	137,318

Net investment income	201,924

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	823,032
Change in unrealized appreciation/depreciation on investments	328,577

Net realized/unrealized gain (loss) on investments	1,151,609

Change in net assets from operations	$1,353,533

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$201,924	$28,605
Net realized gain (loss) on investments	823,032	23,534
Change in unrealized appreciation/depreciation on investments	328,577	726,175

Change in net assets from operations	1,353,533	778,314

Distributions to shareholders:
Distributions from net investment income	(175,630)	(1,179)

Capital transactions:
Received from shares sold	12,908,446	8,564,954
Received from dividends reinvested	175,630	1,179
Paid for shares redeemed	(1,724,818)	(221,539)

Change in net assets from capital transactions	11,359,258	8,344,594

Change in net assets	12,537,161	9,121,729
Net Assets:
Beginning of year	10,584,797	1,463,068

End of year	$23,121,958	$10,584,797

Undistributed net investment income	$25,276	$28,611

 Financial Highlights

			For the Period
	Years Ended December 31,		from November 2, 2005*
	2007	2006	to December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$11.23	$10.14	$10.00
Operations:
Net investment income	0.09	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.00	1.07	0.13

Total from operations	1.09	1.09	0.14

Distributions:
Distributions from net investment income	(0.09)	—	—

Net asset value, end of period	$12.23	$11.23	$10.14

Total return	9.74%	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$23.1	$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.83%	1.26%	1.60	%(a)
Net investment income	1.22%	0.53%	0.74	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.83%	1.30%	7.39	%(a)
Portfolio turnover rate	52%	24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of December 31, 2007

Average Annual Total Returns:
One year	10.42%
Since inception (11/2/05)	9.77%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2007, the Target Equity/Income Portfolio returned 10.42% versus 5.49% for the current benchmark, the S&P 500 Index.

A year ago we discussed the potential for investors to transition from value stocks to growth stocks in 2007. Value stocks had significantly out-performed growth stocks from first quarter of 1999 through fourth quarter 2006. In 2007, large-, mid-, and small-cap growth stocks out-performed their value style counterparts. The S&P 500/Citigroup Growth Index outpaced the S&P 500/Citigroup Value Index by 7.22 percentage points, while the S&P 400/Citigroup Growth Index topped the S&P 400/Citigroup Value Index by 10.72 percentage points. With respect to small-caps, the Russell 2000 Growth Index surpassed the Russell 2000 Value Index by 16.81 percentage points. An over-weight position in Information Technology and Materials stocks along with an under-weight position in Financials fueled the Portfolio’s strong showing.(1)

The top performing stocks were the following: Potash Corp. of Saskatchewan, Inc. up 201.6%, Research in Motion Ltd. up 166.2%, priceline.com, Inc. up 163.4%, Core Laboratories N.V. up 54.0%, and NVIDIA Corp. up 37.9%. The worst performing stocks were the following: Continental Airlines, Inc. down 46.1%, Steven Madden Ltd. down 43.0%, Kimball International, Inc. down 41.0%, NBTY, Inc. down 34.1% and Huntington Bancshares, Inc. down 33.4%.(1)

Approximately 7,000 publicly owned companies report dividend information to Standard & Poor’s Dividend Record. In 2007, 1,857 companies increased their dividend distributions – a 5.7% decline from the 1,969 increases registered in 2006, according to S&P. One-time/special dividend distributions increased 1.0% from 622 in 2006 to 628 in 2007. Over 60% of the S&P 500 companies increased their dividend payouts in 2007. S&P 500 dividend payments will increase 9.3% in 2008, according to Howard Silverblatt, Senior Index Analyst at Standard & Poor’s. Dividend-paying stocks in the S&P 500 have out-performed their non-paying counterparts, assuming issues are equally weighted, in 7 of the last 8 calendar years, according to S&P.

With respect to the U.S. economy, Gross Domestic Product (GDP) growth accelerated from an annualized 0.6% in the first quarter to a better-than-expected annualized 4.9% in the third quarter. The U.S. economy has been in expansion mode since the fourth quarter of 2001, or six years. The last two expansions lasted 7.7 and 10 years, respectively. The aforementioned subprime fallout has some economists concerned that the U.S. could be headed for a recession in 2008. The chief worry is that rising foreclosures, falling home prices, high food and energy prices, and tighter lending standards by the banking sector could negatively impact consumer spending. Consumer spending accounts for nearly 70% of U.S. economic activity. In December, the Blue Chip Economic Indicators newsletter said its consensus forecast for real GDP growth in 2008 was 2.1%. The 51 economists polled put the odds of a recession in the next 12 months at 40%. This forecast is obviously subject to change, especially if the Federal Reserve adjusts rates lower early on in 2008. According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 7.23% in 2008.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	97.2
Repurchase Agreements and Other Net Assets	2.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Research In Motion Ltd.	9.9
2.	BT Group plc – ADR	7.6
3.	Potash Corp. of Saskatchewan, Inc.	5.1
4.	The DIRECTV Group Inc.	4.6
5.	NVIDIA Corp.	3.9
6.	FirstEnergy Corp.	3.2
7.	Black Hills Corp.	3.2
8.	Northeast Utilities	3.0
9.	Energy East Corp.	2.9
10.	Lubrizol Corp.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Utilities	27.2
Consumer Discretionary	15.5
Financials	15.3
Materials	15.0
Information Technology	13.7
Telecommunication Services	7.6
Industrials	1.1
Energy	0.8
Health Care	0.6
Consumer Staples	0.4

97.2

Ohio National Fund, Inc.
Target Equity/Income Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.2%	Shares	Value

CONSUMER DISCRETIONARY – 15.5%
Automobiles – 2.6%
Harley-Davidson, Inc.	22,380	$1,045,370

Household Durables – 0.6%
Tempur-Pedic International, Inc.	9,402	244,170

Internet & Catalog Retail – 1.3%
priceline.com, Inc. (a)	4,504	517,329

Leisure Equipment & Products – 2.4%
Hasbro, Inc.	13,563	346,941
Mattel, Inc.	33,344	634,870

		981,811

Media – 4.6%
The DIRECTV Group Inc. (a)	79,843	1,845,970

Multiline Retail – 2.0%
Nordstrom, Inc.	21,987	807,583

Specialty Retail – 1.7%
American Eagle Outfitters Inc.	19,190	398,576
Guess ?, Inc.	7,923	300,203

		698,779

Textiles, Apparel & Luxury Goods – 0.3%
Steven Madden Ltd. (a)	5,538	110,760

TOTAL CONSUMER DISCRETIONARY		6,251,772

CONSUMER STAPLES – 0.4%
Personal Products – 0.4%
NBTY, Inc. (a)	5,678	155,577

TOTAL CONSUMER STAPLES		155,577

ENERGY – 0.8%
Energy Equipment & Services – 0.8%
Core Laboratories N.V. (a)	2,421	301,947

TOTAL ENERGY		301,947

FINANCIALS – 15.3%
Commercial Banks – 5.7%
Huntington Bancshares, Inc.	45,675	674,163
PNC Financial Services Group, Inc.	14,459	949,233
Regions Financial Corp.	28,732	679,512

		2,302,908

Diversified Financial Services – 2.4%
JPMorgan Chase & Co.	22,088	964,141

Insurance – 7.2%
Cincinnati Financial Corp.	23,651	935,160
Lincoln National Corp.	16,260	946,657
Unitrin, Inc.	21,242	1,019,404

		2,901,221

TOTAL FINANCIALS		6,168,270

HEALTH CARE – 0.6%
Health Care Equipment & Supplies – 0.6%
Immucor, Inc. (a)	6,617	224,912

TOTAL HEALTH CARE		224,912

INDUSTRIALS – 1.1%
Airlines – 0.4%
Continental Airlines, Inc. (a)	7,732	172,037

Commercial Services & Supplies – 0.7%
Kimball International, Inc.	7,908	108,340
TeleTech Holdings, Inc. (a)	8,230	175,052

		283,392

TOTAL INDUSTRIALS		455,429

INFORMATION TECHNOLOGY – 13.7%
Communications Equipment – 9.8%
Research In Motion Ltd. (a)	35,143	3,985,216

Semiconductor & Semiconductor Equipment – 3.9%
NVIDIA Corp. (a)	45,893	1,561,280

TOTAL INFORMATION TECHNOLOGY		5,546,496

MATERIALS – 15.0%
Chemicals – 9.4%
Albemarle Corp.	8,235	339,694
Lubrizol Corp.	21,544	1,166,823
OM Group, Inc. (a)	4,233	243,567
Potash Corp. of Saskatchewan, Inc.	14,361	2,067,409

		3,817,493

Containers & Packaging – 0.4%
Rock-Tenn Co.	7,149	181,656

Metals & Mining – 2.4%
Allegheny Technologies, Inc.	8,658	748,051
Brush Engineered Materials, Inc. (a)	5,845	216,382

		964,433

Paper & Forest Products – 2.8%
MeadWestvaco Corp.	35,697	1,117,316

TOTAL MATERIALS		6,080,898

TELECOMMUNICATION SERVICES – 7.6%
Diversified Telecommunication Services – 7.6%
BT Group plc – ADR	57,053	3,076,298

TOTAL TELECOMMUNICATION SERVICES		3,076,298

UTILITIES – 27.2%
Electric Utilities – 10.7%
FirstEnergy Corp.	17,828	1,289,678
Northeast Utilities	38,401	1,202,335
Pinnacle West Capital Corp.	21,386	906,980
UniSource Energy Corp.	29,387	927,160

		4,326,153

Gas Utilities – 5.3%
AGL Resources, Inc.	27,545	1,036,794
ONEOK, Inc.	24,828	1,111,549

		2,148,343

Multi-Utilities – 11.2%
Black Hills Corp.	28,977	1,277,886
DTE Energy Co.	22,229	977,187
Energy East Corp.	43,190	1,175,200

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 97.2%	Shares	Value

Multi-Utilities (continued)
SCANA Corp.	26,413	$1,113,308

		4,543,581

TOTAL UTILITIES		11,018,077

Total Common Stocks (Cost $37,890,657)		$39,279,676

	Face	Fair
Repurchase Agreements – 2.4%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$983,000	$983,000

Repurchase price $983,169
Collateralized by:
Federal Home Loan Mortgage Corp.
#G01554 5.000%, 05/01/2033
Fair Value: $1,002,668
Total Repurchase Agreements (Cost $983,000)		$983,000

Total Investments (Cost $38,873,657) (b) – 99.6%		$40,262,676
Other Assets in Excess of Liabilities – 0.4%		176,162

Net Assets – 100.0%		$40,438,838

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $37,890,657)	$39,279,676
Repurchase agreements	983,000
Cash	788
Receivable for fund shares sold	500,943
Dividends and accrued interest receivable	116,519
Prepaid expenses and other assets	440

Total assets	40,881,366

Liabilities:
Payable for securities purchased	400,483
Payable for fund shares redeemed	7,292
Payable for investment management services	20,282
Payable for compliance services	67
Accrued custody expense	1
Accrued professional fees	8,567
Accrued accounting fees	2,799
Accrued printing and filing fees	1,896
Other accrued expenses	1,141

Total liabilities	442,528

Net assets	$40,438,838

Net assets consist of:
Par value, $1 per share	$3,368,678
Paid-in capital in excess of par value	33,888,486
Accumulated net realized gain on investments	1,737,927
Net unrealized appreciation on investments	1,389,019
Undistributed net investment income	54,728

Net assets	$40,438,838

Shares outstanding	3,368,678

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.00

 Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Interest	$41,625
Dividends (net of withholding tax of $2,983)	761,069

Total investment income	802,694

Expenses:
Management fees	188,100
Custodian fees	3,822
Directors’ fees	1,446
Professional fees	11,521
Accounting fees	15,094
Printing and filing	3,469
Compliance expense	4,507
Other	406

Total expenses	228,365

Net investment income	574,329

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,865,153
Change in unrealized appreciation/depreciation on investments	394,795

Net realized/unrealized gain (loss) on investments	2,259,948

Change in net assets from operations	$2,834,277

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2007	2006

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$574,329	$173,867
Net realized gain (loss) on investments	1,865,153	263,432
Change in unrealized appreciation/depreciation on investments	394,795	981,003

Change in net assets from operations	2,834,277	1,418,302

Distributions to shareholders:
Distributions from net investment income	(519,601)	(126,159)

Capital transactions:
Received from shares sold	19,700,073	20,065,608
Received from dividends reinvested	519,601	126,159
Paid for shares redeemed	(3,021,658)	(4,122,264)

Change in net assets from capital transactions	17,198,016	16,069,503

Change in net assets	19,512,692	17,361,646
Net Assets:
Beginning of year	20,926,146	3,564,500

End of year	$40,438,838	$20,926,146

Undistributed net investment income	$54,728	$52,326

 Financial Highlights

	Years Ended		For the Period
	December 31,		from November 2, 2005*
	2007	2006	to December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$11.01	$10.13	$10.00
Operations:
Net investment income	0.16	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.99	0.87	0.12

Total from operations	1.15	0.95	0.13

Distributions:
Distributions from net investment income	(0.16)	(0.07)	—

Net asset value, end of period	$12.00	$11.01	$10.13

Total return	10.42%	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$40.4	$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.73%	0.88%	1.60	%(a)
Net investment income	1.83%	1.28%	1.22	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.73%	0.88%	3.38	%(a)
Portfolio turnover rate	54%	52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in term of market capitalization.

 Performance as of December 31, 2007

Average Annual Total Return:
Since inception (5/1/07)	5.12%

Non-Annualized Return:
Since inception (5/1/07)	3.50%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the period that began May 1, 2007, the date of commencement of the Portfolio, and ended December 31, 2007, the Bristol Growth Portfolio returned 3.50% versus 5.20% for the current benchmark, the Russell 1000 Growth Index.

Market volatility and uncertainty were prevailing themes affecting the stock market throughout 2007. Despite experiencing periods of sharp declines, the Russell 1000 Growth Index finished the period up 5.20%. The subprime mortgage industry crisis led to housing market weakness, and concern spread to the broader credit markets. Surging oil prices also continued unabated. Consumer spending remained resilient through most of the year but by the fourth quarter, retailers and manufacturing began to feel the impact that weak housing and high gasoline prices had on the consumer. Fears of an economic slowdown and recession became more pronounced. Job growth also showed signs of deceleration. While inflation remained a concern, the Federal Reserve continued to cut interest rates and signaled that future cuts were likely to continue. Despite the slowdown in the U.S., international markets remained robust.

Major contributors/out-performers for the period included Apple Inc., up 98% on PC market share gains, and optimism around its iPhone launch, and Agrium, Inc., up 63% on strong commodity pricing, particularly in China and other emerging market countries. Google, Inc. was up 47% on search engine market share gains and mobile search potential. Another contributor was Biomarin Pharmaceutical, Inc., up 63% during the period on expectations for higher pricing, faster approval, and greater penetration of its drug to treat PKU, an enzyme disorder. Hess Corp. also out-performed, up 46% benefitting from high oil prices and optimism for oil field discoveries in Brazil and the Gulf of Mexico.(1)

Detractors to performance for the period included several retail and financial stocks. J.C. Penney Co. Inc. and Kohl’s Corp. were down 44% and 24%, respectively, on general weakness in consumer spending, estimate cuts, and negative comps. Citigroup, Inc. was down 41% on bridge loans and subprime concerns. Broadcom Corp. was another detractor, down 30% on manufacturing issues with its chip to supply Nokia phones resulting in delays, as well as missed estimates due to higher expenses. Another under-performer was Cooper Cos. Inc., down 31% due to manufacturing issues with its new generation of contact lenses.(1)

We did not change the profile of the Portfolio substantially throughout the period. We maintained an under-weight in Consumer Discretionary and reduced our weighting in Financials during the fourth quarter. We also decreased our weighting in Industrials earlier on, to a substantial under-weight, selling Honeywell International, Inc., Deere & Co., and The Boeing Co. on valuation as they neared our target prices. We maintained an over-weight in Information Technology during the period adding Corning, Inc. on continuing strong demand in the glass and liquid crystal display (LCD) business, Broadcom Corp. on increased estimates due to their supply chip agreement with Nokia, and EMC Corp. on positive revisions.(1)

The new year has started out with much volatility. The Federal Reserve and the administration are eager to prevent a recession but it does seem apparent that the economy will slow. The market presents relatively low valuations, with the potential across all sectors for earnings volatility and negative surprises. Navigating through these juxtaposed forces will be challenging, as usual.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2007.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

 Portfolio Composition as of December 31, 2007 (1)

% of Net Assets
Common Stocks (3)	96.7
Repurchase Agreements and Other Net Assets	3.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2007 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	3.6
2.	Cisco Systems, Inc.	3.3
3.	Intel Corp.	2.7
4.	PepsiCo, Inc.	2.6
5.	Agrium, Inc.	2.5
6.	Johnson & Johnson	2.5
7.	Google, Inc. Class A	2.4
8.	The Procter & Gamble Co.	2.3
9.	Hewlett-Packard Co.	2.3
10.	The Coca-Cola Co.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	34.4
Health Care	16.3
Consumer Staples	11.2
Consumer Discretionary	8.5
Materials	7.3
Energy	7.2
Financials	5.6
Industrials	4.2
Telecommunication Services	2.0

96.7

Ohio National Fund, Inc.
Bristol Growth Portfolio

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.7%	Shares	Value

CONSUMER DISCRETIONARY – 8.5%
Hotels, Restaurants & Leisure – 1.4%
International Game Technology	2,400	$105,432

Internet & Catalog Retail – 0.8%
Amazon.com Inc. (a)	600	55,584

Media – 2.7%
The Walt Disney Co.	2,000	64,560
Viacom, Inc. Class B (a)	3,100	136,152

		200,712

Multiline Retail – 2.7%
J.C. Penney Co. Inc.	2,500	109,975
Kohl’s Corp. (a)	2,000	91,600

		201,575

Textiles, Apparel & Luxury Goods – 0.9%
Phillips-Van Heusen Corp.	1,700	62,662

TOTAL CONSUMER DISCRETIONARY		625,965

CONSUMER STAPLES – 11.2%
Beverages – 6.6%
Molson Coors Brewing Co. Class B	2,700	139,374
PepsiCo, Inc.	2,500	189,750
The Coca-Cola Co.	2,600	159,562

		488,686

Food Products – 2.3%
Bunge Ltd.	200	23,282
Kraft Foods, Inc. Class A	4,400	143,572

		166,854

Household Products – 2.3%
The Procter & Gamble Co.	2,300	168,866

TOTAL CONSUMER STAPLES		824,406

ENERGY – 7.2%
Energy Equipment & Services – 2.2%
Halliburton Co.	2,700	102,357
Schlumberger Ltd.	600	59,022

		161,379

Oil, Gas & Consumable Fuels – 5.0%
Exxon Mobil Corp.	1,600	149,904
Hess Corp.	1,400	141,204
Marathon Oil Corp.	1,300	79,118

		370,226

TOTAL ENERGY		531,605

FINANCIALS – 5.6%
Capital Markets – 2.9%
Bank of Morgan Stanley	2,000	106,220
The Goldman Sachs Group, Inc.	500	107,525

		213,745

Diversified Financial Services – 1.2%
Citigroup, Inc.	2,900	85,376

Insurance – 1.5%
American International Group, Inc.	1,900	110,770

TOTAL FINANCIALS		409,891

HEALTH CARE – 16.3%
Biotechnology – 3.1%
Celgene Corp. (a)	300	13,863
Human Genome Sciences, Inc. (a)	11,100	115,884
Isis Pharmaceuticals, Inc. (a)	2,900	45,675
Myriad Genetics, Inc. (a)	1,100	51,062

		226,484

Health Care Equipment & Supplies – 1.0%
Cooper Cos. Inc.	1,900	72,200

Health Care Providers & Services – 3.0%
Cardinal Health, Inc.	2,500	144,375
Community Health Systems, Inc. (a)	2,000	73,720

		218,095

Life Sciences Tools & Services – 4.0%
Applera Corp. – Applied Biosystems Group	3,400	115,328
Exelixis, Inc. (a)	5,700	49,191
Thermo Fisher Scientific, Inc. (a)	2,200	126,896

		291,415

Pharmaceuticals – 5.2%
Johnson & Johnson	2,700	180,090
Mylan Laboratories Inc.	7,100	99,826
Schering-Plough Corp.	4,000	106,560

		386,476

TOTAL HEALTH CARE		1,194,670

INDUSTRIALS – 4.2%
Aerospace & Defense – 0.9%
United Technologies Corp.	900	68,886

Industrial Conglomerates – 2.1%
General Electric Co.	4,200	155,694

Machinery – 1.2%
Caterpillar, Inc.	1,200	87,072

TOTAL INDUSTRIALS		311,652

INFORMATION TECHNOLOGY – 34.4%
Communications Equipment – 7.0%
Cisco Systems, Inc. (a)	8,900	240,923
Corning, Inc.	5,500	131,945
QUALCOMM, Inc.	3,600	141,660

		514,528

Computers & Peripherals – 8.0%
Apple Inc. (a)	750	148,560
EMC Corp. (a)	6,300	116,739
Hewlett-Packard Co.	3,300	166,584
International Business Machines Corp.	1,450	156,745

		588,628

Internet Software & Services – 5.0%
eBay, Inc. (a)	3,600	119,484
Google, Inc. Class A (a)	260	179,785
Yahoo!, Inc. (a)	3,000	69,780

		369,049

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

Schedule of Investments	December 31, 2007

		Fair
Common Stocks – 96.7%	Shares	Value

Semiconductor & Semiconductor Equipment – 9.6%
Applied Materials, Inc.	7,700	$136,752
Broadcom Corp. Class A (a)	3,900	101,946
Intel Corp.	7,400	197,284
Maxim Integrated Products, Inc.	5,100	135,048
ON Semiconductor Corp. (a)	14,900	132,312

		703,342

Software – 4.8%
Electronic Arts, Inc. (a)	1,500	87,615
Microsoft Corp.	7,500	267,000

		354,615

TOTAL INFORMATION TECHNOLOGY		2,530,162

MATERIALS – 7.3%
Chemicals – 7.3%
Agrium, Inc.	2,500	180,525
Cytec Industries, Inc.	1,500	92,370
Monsanto Co.	1,150	128,443
Rohm & Haas Co.	2,500	132,675

TOTAL MATERIALS		534,013

TELECOMMUNICATION SERVICES – 2.0%
Diversified Telecommunication Services – 2.0%
Verizon Communications, Inc.	3,300	144,177

TOTAL TELECOMMUNICATION SERVICES		144,177

Total Common Stocks
(Cost $7,019,152)		$7,106,541

	Face	Fair
Repurchase Agreements – 2.9%	Amount	Value

U.S. Bank 3.100% 01/02/2008	$210,000	$210,000

Repurchase price $210,036
Collateralized by:
Federal Home Loan Mortgage Corp.
#G01554 5.000%, 05/01/2033
Fair Value: $214,202
Total Repurchase Agreements
(Cost $210,000)		$210,000

Total Investments
(Cost $7,229,152) (b) – 99.6%		$7,316,541
Other Assets in Excess of Liabilities – 0.4%		29,056

Net Assets – 100.0%		$7,345,597

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in securities, at fair value (Cost $7,019,152)	$7,106,541
Repurchase agreements	210,000
Cash	17
Receivable for securities sold	45,319
Receivable for fund shares sold	733
Dividends and accrued interest receivable	6,808
Prepaid expenses and other assets	87

Total assets	7,369,505

Liabilities:
Payable for securities purchased	7,485
Payable for fund shares redeemed	87
Payable for investment management services	4,906
Payable for compliance services	158
Accrued custody expense	1,046
Accrued professional fees	8,567
Accrued accounting fees	1,296
Accrued printing and filing fees	342
Other accrued expenses	21

Total liabilities	23,908

Net assets	$7,345,597

Net assets consist of:
Par value, $1 per share	$709,654
Paid-in capital in excess of par value	6,410,709
Accumulated net realized gain on investments	133,320
Net unrealized appreciation on investments	87,389
Undistributed net investment income	4,525

Net assets	$7,345,597

Shares outstanding	709,654

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$10.35

 Statement of Operations

For the Period from May 1, 2007* to December 31, 2007

Investment income:
Interest	$3,328
Dividends (net of withholding tax of $168)	60,866

Total investment income	64,194

Expenses:
Management fees	36,637
Custodian fees	3,506
Directors’ fees	215
Professional fees	10,935
Accounting fees	4,686
Printing and filing fees	642
Compliance expense	3,013
Other	35

Total expenses	59,669

Net investment income	4,525

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	133,320
Change in unrealized appreciation/depreciation on investments	87,389

Net realized/unrealized gain (loss) on investments	220,709

Change in net assets from operations	$225,234

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Changes in Net Assets

Period from
May 1, 2007* to
December 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,525
Net realized gain (loss) on investments	133,320
Change in unrealized appreciation/depreciation on investments	87,389

Change in net assets from operations	225,234

Capital transactions:
Received from shares sold	7,201,582
Paid for shares redeemed	(81,219)

Change in net assets from capital transactions	7,120,363

Change in net assets	7,345,597
Net Assets:
Beginning of period	—

End of period	$7,345,597

Undistributed net investment income	$4,525

 Financial Highlights

	Period from
	May 1, 2007* to
	December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$10.00
Operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	0.34

Total from operations	0.35

Net asset value, end of period	$10.35

Total return	3.50	% (b)
Ratios and supplemental data:
Net assets at end of period (millions)	$7.3
Ratios to average net assets:
Expenses	1.30	% (a)
Net investment income	0.10	% (a)
Portfolio turnover rate	107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2007

(1) Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

-	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

-	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

-	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

-	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

-	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

-	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

-	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

-	International Small Company Portfolio — Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

-	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

-	Small Cap Growth Portfolio — Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

-	Mid Cap Opportunity Portfolio — Long-term total return by investing primarily in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

-	S&P 500 Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500 Index.

-	Blue Chip Portfolio — Growth of capital and income by investing primarily in securities of high quality companies.

-	High Income Bond Portfolio — High current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

-	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

-	Nasdaq-100 Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other Portfolios of the Fund, the Nasdaq-100 Index Portfolio is a non-diversified portfolio for purposes of Section 5 (b)(1) of the 1940 Act.

-	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

-	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

-	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

-	Balanced Portfolio — Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

-	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing within under-priced industries.

-	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

-	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

-	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as diversified for purposes of Section 5 (b)(1) of the 1940 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund. 40 million shares are allocated to the Money Market Portfolio, 35 million shares are allocated to the International Portfolio, 30 million shares are allocated to the Equity Portfolio, 25 million shares are allocated to each of the Bond and S&P 500 Index Portfolios, 20 million shares are allocated to the Capital Appreciation Portfolio, 15 million shares are allocated to each of the High Income Bond and Nasdaq-100 Index Portfolios, 10 million shares are allocated to each of the Omni, Millennium, International Small Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Blue Chip, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Target VIP, and Target Equity/Income Portfolios. 5 million shares are allocated to each of the Balanced, Income Opportunity, and Bristol Growth Portfolios. The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

(2) Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities with a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Repurchase agreements are valued at original cost.

Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depository receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios’ stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses, if any, are included in the Statements of Operations. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index in accordance with their stated investment objectives.

At December 31, 2007, there were no futures contracts held by the Fund’s Portfolios.

Foreign Currency Contracts, Futures, and Options

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other securities.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

When-issued Securities

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios may hold liquid assets as collateral that is deemed to be sufficient to cover the purchase price.

Borrowing and Securities Lending

Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the year ended December 31, 2007.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no securities lent by any of the Portfolios during the year ended December 31, 2007.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s accounting agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

New Accounting Pronoucements

As required, effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The adoption of FIN 48 did not impact any of the Portfolios’ net assets or results of operations. The Fund files annual Federal tax returns on Form 1120-RIC. The earliest tax year subject to examination is 2004.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

(3) Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the Fund’s second quarter. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity*

0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion

Bond

0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

International

0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

Millennium

0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million

Aggressive Growth

0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

Mid Cap Opportunity

0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

Blue Chip

0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Capital Growth

0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million

Bristol

0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Money Market**

0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

Omni

0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

Capital Appreciation

0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion

International Small Company

1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

Small Cap Growth

0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million

S&P 500 Index

0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

High Income Bond

0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

Nasdaq-100 Index

0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

Bryton Growth

0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

U.S. Equity

0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Balanced

0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Target VIP

0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Income Opportunity

0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

Target Equity/Income

0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Bristol Growth

0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

*	On August 17, 2007, the Board approved a revision to the advisory fee breakpoints schedule for the Equity Portfolio. Prior to August 17, 2007, the advisory fee breakpoints based on daily net assets of the Equity Portfolio were:

0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion

**	For the year ended December 31, 2007, ONI waived advisory fees in excess of the following amounts:

Money Market	0.25% of average daily net assets

Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods.

If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2007 would have been higher than the net expenses reflected in the financial statements.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Capital Appreciation, Millennium, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Jennison Associates LLC (“Jennison”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), RS Investment Management, L.P. (“RSIM”), Eagle Asset Management, Inc. (“Eagle”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Federated Global Investment Management Corp. (“Federated Global”), Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board—approved schedule of annualized fee breakpoints.

Equity (Legg Mason)***

0.40% of first $200 million
0.38% over $200 million

International (Federated Global)

0.40% of first $200 million
0.35% over $200 million

Capital Appreciation (Jennison)

0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion

Omni (Suffolk)

0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

Millennium (Neuberger Berman)

0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

International Small Company (Federated Global)

0.75% of first $100 million
0.65% over $100 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

Aggressive Growth (Janus)

0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

Mid Cap Opportunity (RSIM)

0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million

High Income Bond (Federated Investment)

0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

Bristol (Suffolk)

0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

U.S. Equity and Balanced (ICON)

0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million

Target VIP and Target Equity/Income (First Trust)

0.35% of first $500 million
0.25% over $500 million
Small Cap Growth (Janus)

0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

Blue Chip (Federated Equity)

0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

Capital Growth (Eagle)

0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Bryton Growth (Suffolk)

0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

Income Opportunity (ICON)

0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million

Bristol Growth (Suffolk)

0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

***	On August 17, 2007, the Board approved a revision to the sub-advisory fee breakpoints for the Equity Portfolio. Prior to August 17, 2007, the sub-advisory fee breakpoints of the Equity Portfolio, based on daily net assets, were:

0.45% of first $500 million
0.40% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2007 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. There were no expenses reimbursed by ONI for the year ended December 31, 2007.

Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Effective August 12, 2006, the Investment Advisory Agreement was amended upon approval of the Fund’s shareholders and ONLIC, ONLAC, and NSLA variable contract owners. The amendment allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2007, the Fund incurred compliance expenses totaling $106,674, equally allocated to each of the Portfolios. Of this amount $104,993 was paid, resulting in a combined Fund payable to ONI at year end of $1,681. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $5,000, $1,500 for each Board meeting attended, and $500 for each Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional $1,250 per Board meeting attended and the Audit Committee chair receives an additional $500 for each Audit Committee meeting attended. For the year ended December 31, 2007, compensation of these directors by the Fund totaled $118,191.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4) Capital Share Transactions

Capital share transactions for the years or periods ended December 31, 2007 and 2006 were as follows:

	Equity		Money Market		Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	2,411,750	1,387,631	58,324,992	23,325,224	3,546,774	3,252,646
Capital shares issued on reinvested dividends	7,713	—	1,455,601	951,451	—	564,982
Capital shares redeemed	(2,836,632)	(2,234,787)	(51,597,161)	(15,795,140)	(3,539,091)	(979,222)

Net increase/(decrease)	(417,169)	(847,156)	8,183,432	8,481,535	7,683	2,838,406

	Omni		International		Capital Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	193,760	296,696	6,049,120	7,603,544	844,146	1,874,423
Capital shares issued on reinvested dividends	64,689	52,834	—	37,793	44,859	48,855
Capital shares redeemed	(781,233)	(795,853)	(4,282,045)	(1,380,688)	(2,467,737)	(611,108)

Net increase/(decrease)	(522,784)	(446,323)	1,767,075	6,260,649	(1,578,732)	1,312,170

	Millennium		International Small Company		Aggressive Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	456,467	122,103	1,779,463	997,554	1,288,738	552,788
Capital shares issued on reinvested dividends	—	—	—	83,493	—	—
Capital shares redeemed	(768,342)	(826,698)	(883,746)	(480,871)	(667,265)	(519,272)

Net increase/(decrease)	(311,875)	(704,595)	895,717	600,176	621,473	33,516

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

	Small Cap Growth		Mid Cap Opportunity		S&P 500 Index
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	764,771	400,178	1,598,392	281,173	1,369,406	565,338
Capital shares issued on reinvested dividends	—	—	—	—	157,498	129,067
Capital shares redeemed	(509,745)	(465,613)	(1,007,034)	(915,299)	(2,134,193)	(3,071,448)

Net increase/(decrease)	255,026	(65,435)	591,358	(634,126)	(607,289)	(2,377,043)

	Blue Chip		High Income Bond		Capital Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	287,554	409,577	4,046,820	2,700,630	429,971	270,607
Capital shares issued on reinvested dividends	29,445	23,578	—	—	—	—
Capital shares redeemed	(568,110)	(427,822)	(2,807,414)	(1,113,696)	(363,563)	(313,563)

Net increase/(decrease)	(251,111)	5,333	1,239,406	1,586,934	66,408	(42,956)

	Nasdaq-100 Index		Bristol		Bryton Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	1,585,378	3,468,793	2,818,290	2,209,842	2,849,339	1,476,711
Capital shares issued on reinvested dividends	—	—	35,978	14,692	—	15,860
Capital shares redeemed	(2,619,323)	(741,802)	(706,885)	(111,107)	(367,350)	(155,737)

Net increase/(decrease)	(1,033,945)	2,726,991	2,147,383	2,113,427	2,481,989	1,336,834

	U.S. Equity		Balanced		Income Opportunity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Capital shares issued on sales	320,646	680,950	333,004	282,286	126,720	179,657
Capital shares issued on reinvested dividends	5,638	4,518	—	6,463	—	—
Capital shares redeemed	(309,461)	(97,636)	(171,361)	(56,978)	(203,158)	(63,386)

Net increase/(decrease)	16,823	587,832	161,643	231,771	(76,438)	116,271

	Target VIP		Target Equity/Income		Bristol Growth
					Period
					from
					5/1/07
	Year Ended	Year Ended	Year Ended	Year Ended	(inception)
	12/31/07	12/31/06	12/31/07	12/31/06	to 12/31/07

Capital shares issued on sales	1,073,827	819,664	1,672,244	1,921,723	717,455
Capital shares issued on reinvested dividends	14,210	104	42,871	11,427	—
Capital shares redeemed	(140,398)	(21,509)	(247,785)	(383,569)	(7,801)

Net increase/(decrease)	947,639	798,259	1,467,330	1,549,581	709,654

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

(5) Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the year ended December 31, 2007 were as follows:

					Capital
	Equity	Bond	Omni	International	Appreciation

Stocks and Bonds:
Purchases	$123,505,161	$35,430,455	$90,302,319	$473,643,800	$147,439,335
Sales	$151,639,949	$22,044,546	$99,369,934	$452,412,477	$184,003,504

		International Small	Aggressive		Mid Cap
	Millennium	Company	Growth	Small Cap Growth	Opportunity

Stocks and Bonds:
Purchases	$102,137,472	$71,212,535	$10,619,008	$20,278,664	$269,326,623
Sales	$110,332,600	$49,941,631	$5,884,817	$17,723,508	$257,150,770

	S&P 500 Index	Blue Chip	High Income Bond	Capital Growth	Nasdaq-100 Index

Stocks and Bonds:
Purchases	$12,243,031	$20,455,580	$44,963,168	$23,834,382	$6,393,191
Sales	$19,742,767	$22,290,024	$26,356,301	$22,266,662	$11,776,030

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity

Stocks and Bonds:
Purchases	$165,883,674	$55,567,907	$29,993,937	$5,364,168	$8,196,906
Sales	$139,299,841	$24,732,502	$29,704,777	$5,739,428	$9,391,018

	Target VIP	Target Equity/Income	Bristol Growth

Stocks and Bonds:
Purchases	$20,134,900	$35,612,608	$14,149,773
Sales	$8,393,148	$16,694,303	$7,263,941

Purchases and sales of government securities for the year ended December 31, 2007 were as follows:

Balanced

Purchases	$3,021,892
Sales	$730,204

(6) Option Contracts Written

The activity in the option contracts written and the premiums received by the Income Opportunity Portfolio for year ended December 31, 2007 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	1,064	$184,389
Options written during year	3,204	1,735,039
Options exercised during year	(139)	(24,408)
Options expired during year	(97)	(18,275)
Options closed during year	(3,999)	(1,725,056)

Options outstanding, end of year	33	$151,689

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

(7) Federal Income Tax Information

At December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation) (1)	(Deficit)

Equity	$2,497	$37,018,679	37,021,176	$—	$69,659,179	$106,680,355
Money Market	—	—	—	—	—	—
Bond	8,981,766	—	8,981,766	(2,753,787)	(1,487,602)	4,740,377
Omni	2,825,809	1,391,237	4,217,046	(135,926)	704,944	4,786,064
International	16,773,034	36,833,972	53,607,006	(499,281)	19,549,875	72,657,600
Capital Appreciation	9,724,076	19,351,943	29,076,019	—	471,484	29,547,503
Millennium	—	—	—	(18,741,622)	12,513,185	(6,228,437)
International Small Company	1,594,729	8,344,175	9,938,904	(23,089)	25,261,227	35,177,042
Aggressive Growth	53,051	—	53,051	(11,793,679)	5,989,230	(5,751,398)
Small Cap Growth	—	—	—	(11,235,517)	3,423,577	(7,811,940)
Mid Cap Opportunity	7,054,548	5,530,444	12,584,992	—	9,336,233	21,921,225
S&P 500 Index	296,444	—	296,444	(25,298,470)	35,149,296	10,147,270
Blue Chip	477,854	2,983,197	3,461,051	(1,245,486)	(2,423,372)	(207,807)
High Income Bond	6,080,780	—	6,080,780	(2,476,704)	(2,278,205)	1,325,871
Capital Growth	—	—	—	(11,751,658)	6,220,975	(5,530,683)
Nasdaq-100 Index	—	—	—	(4,075,651)	11,964,957	7,889,306
Bristol	6,197,038	1,149,828	7,346,866	(438,735)	2,631,785	9,539,916
Bryton Growth	1,376,290	542,872	1,919,162	(394,600)	3,798,214	5,322,776
U.S. Equity	682,067	802,295	1,484,362	(43,367)	3,606,098	5,047,093
Balanced	395,535	321,863	717,398	—	874,614	1,592,012
Income Opportunity	45,682	225,664	271,346	—	624,838	896,184
Target VIP	738,042	104,482	842,524	—	1,055,210	1,897,734
Target Equity Income	1,329,896	470,079	1,799,975	—	1,381,699	3,181,674
Bristol Growth	195,780	—	195,780	(5,475)	34,929	225,234

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2008:

	Post-October	Post-October
Portfolio	Currency Losses	Losses

Bond	$—	$73,325
Omni	—	135,926
International	499,281	—
International Small Company	23,089	—
Aggressive Growth	482	—
Small Cap Growth	1,636	—
Nasdaq-100 Index	—	273,860
Bristol	—	438,735
Bryton Growth	—	394,600
U.S. Equity	—	43,367
Bristol Growth	—	5,475

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2007, which are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2008	2009	2010	2011	2012	2013	2014	2015

Bond	$2,680,462	$—	$—	$—	$1,386,670	$—	$560,097	$733,695	$—
Millennium	18,741,622	—	—	17,131,037	1,610,585	—	—	—	—
Aggressive Growth	11,793,197	—	7,378,038	4,415,159	—	—	—	—	—
Small Cap Growth	11,233,881	—	7,561,943	3,671,938	—	—	—	—	—
S&P 500 Index	25,298,470	—	11,619,600	13,544,388	134,482	—	—	—	—
Blue Chip	1,245,486	—	—	1,170,471	75,015	—	—	—	—
High Income Bond	2,476,704	—	628,788	1,284,828	563,088	—	—	—	—
Capital Growth	11,751,658	—	2,432,876	9,318,782	—	—	—	—	—
Nasdaq-100 Index	3,801,791	35,446	—	1,176,725	1,110,252	701,524	531,984	215,042	30,818

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the year ended December 31, 2007, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These reclassifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These reclassifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain(loss) accounts on a tax basis.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2007, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Equity	$229,856	$—	$—	$229,856
Money Market	14,487,500	—	—	14,487,500
Omni	1,077,718	—	—	1,077,718
Capital Appreciation	919,601	—	—	919,601
S&P 500 Index	2,436,493	—	—	2,436,493
Blue Chip	349,213	—	—	349,213
Bristol	508,005	—	—	508,005
U.S. Equity	87,722	—	—	87,722
Target VIP	175,630	—	—	175,630
Target Equity/Income	519,601	—	—	519,601

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2007

Cost basis for Federal income tax purposes differs from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2007 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$152,100,591	$2,375,835	$4,258,707	$22,577,160	$20,445,266	$13,206,276
Depreciation	(82,441,412)	(3,863,437)	(3,553,763)	(3,087,971)	(19,973,782)	(693,130)

Net unrealized:
Appreciation (depreciation)	$69,659,179	$(1,487,602)	$704,944	$19,489,189	$471,484	$12,513,146

Aggregate cost of securities:	$424,960,665	$180,966,389	$60,827,369	$365,293,428	$193,920,381	$58,401,606

	International
	Small	Aggressive	Small Cap	Mid Cap
	Company	Growth	Growth	Opportunity	S&P 500 Index	Blue Chip

Gross unrealized:
Appreciation	$25,312,437	$6,825,035	$5,282,012	$13,826,846	$53,922,659	$1,856,054
Depreciation	(46,441)	(835,805)	(1,858,375)	(4,490,613)	(18,773,363)	(4,279,426)

Net unrealized:
Appreciation (depreciation)	$25,265,996	$5,989,230	$3,423,637	$9,336,233	$35,149,296	$(2,423,372)

Aggregate cost of securities:	$87,940,265	$22,696,821	$24,795,989	$104,025,435	$143,891,955	$30,804,022

	High Income	Capital	Nasdaq-100
	Bond	Growth	Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$1,109,834	$8,923,674	$15,629,270	$8,349,113	$9,274,189	$4,081,532
Depreciation	(3,388,039)	(2,748,342)	(3,664,313)	(5,717,328)	(5,475,975)	(475,455)

Net unrealized:
Appreciation (depreciation)	$(2,278,205)	$6,175,332	$11,964,957	$2,631,785	$3,798,214	$3,606,077

Aggregate cost of securities:	$89,883,048	$32,088,561	$36,364,605	$93,253,485	$61,173,584	$21,052,877

		Income		Target
	Balanced	Opportunity	Target VIP	Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$1,063,235	$793,081	$2,691,842	$5,114,458	$508,054
Depreciation	(188,621)	(251,955)	(1,636,632)	(3,732,759)	(473,125)

Net unrealized:
Appreciation (depreciation)	$874,614	$541,126	$1,055,210	$1,381,699	$34,929

Aggregate cost of securities:	$9,951,229	$4,569,309	$21,883,762	$38,880,977	$7,281,612

Ohio National Fund, Inc.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
  Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ohio National Fund, Inc., comprising the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Blue Chip Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2007, and the related statements of operations for the period then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2007, the results of their operations for the period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 15, 2008

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2007

(1) Review and Approval of Advisory and Sub-Advisory Agreements

Within its August 17, 2007 meeting, the Ohio National Fund Board of Directors considered the re-approval of the Investment Advisory Agreement and the sub-advisory agreements for a one year term. The Board was assisted in its review by independent legal counsel. A summation of the factors considered on a Portfolio-by-Portfolio basis is presented below:

Equity Portfolio (Adviser — ONI, Sub-adviser — Legg Mason)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.45%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 86(th) percentile of the Morningstar “VA/L Fund U.S. — Large Blend” peer group (first percentile representing the lowest expenses and the one-hundredth percentile representing the highest expenses). The Board considered a proposed change to the advisory fee breakpoint schedule for the Portfolio, which would put the net advisory fee at 0.79% and the net sub-advisory fee at 0.40%. As proposed, the new advisory net advisory fee would place the Portfolio in the 84(th) percentile of its peer group. The Board considered that the Portfolio’s expense ratio was 10 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 94(th) percentile of its Morningstar peer group year-to-date, the 82(nd) percentile over the one-year period, the 94(th) percentile over the three-year period, and the 7(th) percentile over the five-year period (the first percentile representing the highest performance and the one-hundredth percentile representing the lowest performance). The Board considered that performance for the Portfolio was 198 basis points below its benchmark year-to-date, 291 basis points below its benchmark over the one-year period, 277 basis points below its benchmark over the three-year period, and 274 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 39.74% and the sub-adviser was reporting profitability of 46.2% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

In response to questions from the Board, Management of ONI (“Management”) explained that the Portfolio had consistently beaten the performance of the S&P 500 Index historically and that long-term performance was good. In response to questions from the Board, Management explained that the investment advisory fees were within the range of investment advisory fees paid by the peer group of funds, and were somewhat higher than the peer average because an investor is “paying up” for the investment success of Bill Miller (Legg Mason’s Chairman and Chief Investment Officer). The Board directed Management to closely monitor the performance of this Portfolio and report to the Board.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, (4) the amendment to the breakpoint schedule, and (5) the profitability to the Adviser and sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement (as amended by the revised breakpoints) because long-term performance of the Portfolio has been good; although recent performance has been challenged, Bill Miller (the Portfolio manager) has a great reputation and investors likely are choosing the Portfolio because of the Portfolio manager; at the direction of the Board, the Adviser will continue to closely monitor the performance of the Portfolio and report to the Board at future meetings; the advisory fees (including the proposed advisory fees) were within the range of the peer group funds, and the expense ratio is only slightly higher than the average of the peer group of funds; and the profitability reported by the Adviser and sub-adviser is not excessive.

Money Market Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.25%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 11(th) percentile of the Morningstar “VA/L Fund Money Market” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 30 basis points below the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 8(th) percentile of its Morningstar peer group year-to-date, the 32(nd) percentile over the one-year period, the 29(th) percentile over the three-year period, and the 22(nd) percentile over the five-year period. The Board considered that performance for the Portfolio was 10 basis points above its benchmark year-to-date, 10 basis points above its benchmark over the one-year period, 10 basis points above its benchmark over the three-year period, and 12 basis points above its benchmark over the five-year period. The Board considered that ONI had waived fees for the Portfolio during the year. The Board considered that ONI was reporting profitability of 28.56% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

performance of the Portfolio had been very good year-to-date and over the one-, three-, and five-year periods in comparison to the performance of the Morningstar peer group and in comparison to its benchmark; the advisory fees were low in comparison to the Morningstar peer group; the expense ratio for the Portfolio was low in comparison to the Morningstar peer group; and the Portfolio profitability reported by ONI was not excessive.

Bond Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.56%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 64(th) percentile of the Morningstar “VA/L Fund U.S. Intermediate-Term Bond” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 10 basis points below the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 14(th) percentile of its Morningstar peer group year-to-date, the 22(nd) percentile over the one-year period, the 33(rd) percentile over the three-year period, and the 19(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 20 basis points below its benchmark year-to-date, 34 basis points below its benchmark over the one-year period, 12 basis points above its benchmark over the three-year period and 6 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting a profitability of 66.68% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio had been good compared to its peer group and acceptable compared to its benchmark year-to-date and over the one-, three- and five-year period; the advisory fees were within range of the peer group of funds; the Portfolio’s expense ratio was slightly below the average of its peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

Omni Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.30%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 64(th) percentile of the Morningstar “VA/L Fund U.S. — Moderate Allocation” peer group. The Board considered that the Portfolio’s expense ratio was 3 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 54(th) percentile of its Morningstar peer group year-to-date, the 20(th) percentile over the one-year period, the 18(th) percentile over the three-year period, and the 19(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 43 basis points above its benchmark year-to-date, 62 basis points above its benchmark over the one-year period, two hundred and 2 basis points above its benchmark over the three-year period, and 71 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting Portfolio profitability of 24.13%. The sub-adviser reported that it could not estimate the net profits for the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio has been very good; the advisory fees were within the range of fees for the peer group of funds; the expense ratio was only slightly higher than the average of the peer group of funds; and the profitability reported by ONI was not excessive.

International Portfolio (Adviser — ONI, Sub-adviser — Federated Global)

The Board reviewed and considered the net advisory fee of 0.78% and net sub-advisory fee of 0.38%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 38(th) percentile of the Morningstar “VA/L Fund U.S. — Foreign Large Growth” peer group. The Board considered that the Portfolio’s expense ratio was 19 basis points below the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 81(st) percentile of its Morningstar peer group year-to-date, the 98(th) percentile over the one-year period, the 97(th) percentile over the three-year period, and the 92nd percentile over the five-year period. The Board considered that performance for the Portfolio was 343 basis points below its benchmark year-to-date, 662 basis points below its benchmark over the one-year period, 468 basis points below its benchmark over the three-year period, and 314 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting Portfolio profitability of 46.65%.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio has been on the watch list, and that the Portfolio manager changed in June, 2007. Management noted that since the Portfolio manager change, performance of the Portfolio has improved and is progressing towards the benchmark. In response to questions from the Directors, Management explained that the new Portfolio manager has made significant changes to the Portfolio and that the new Portfolio manager has an impressive record. Management noted that the investment advisory fees were low compared to the peer group of funds. The Board directed Management to continue to closely monitor the performance of this Portfolio and report to the Board.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the advisory fees were low compared to the peer group funds; the expense ratio was lower than the peer funds; the action taken by ONI and the sub-adviser to address longer-term under-performance of the Portfolio, including the recent Portfolio manager change, had resulted in improved recent performance; ONI will continue to closely monitor the performance of the Portfolio and report to the Board at future meetings; and the Portfolio profitability reported by ONI was not excessive.

Capital Appreciation Portfolio (Adviser — ONI, Sub-adviser — Jennison)

The Board reviewed and considered the net advisory fee of 0.77% and net sub-advisory fee of 0.32%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 79(th) percentile of the Morningstar “VA/L Fund U.S. — Mid Cap Blend” peer group. The Board considered that the Portfolio’s expense ratio was 6 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 24(th) percentile of its Morningstar peer group year-to-date, the 29(th) percentile of its Morningstar peer group over the one-year period, the 51(st) percentile over the three-year period, and the 74(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 532 basis points above its benchmark year-to-date, 285 basis points above its benchmark over the one-year period, 257 basis points above its benchmark over the three-year period, and 182 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 54.27% and the sub-adviser was reporting profitability of 4.30% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio has had consistently good performance which has continued to improve. Management also noted that the fee percentile is high but that the expense ratio is below the average of the peer group.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the recent performance of the Portfolio had been very good and continued to improve; the longer-term performance had been satisfactory; the advisory fees were within the range of the peer group funds; the expense ratio was lower than the average of the peer groups; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

Millennium Portfolio (Adviser — ONI, Sub-adviser — Neuberger Berman)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.55%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 35(th) percentile of the Morningstar “VA/L Fund U.S.— Small Growth” peer group. The Board considered that the Portfolio’s expense ratio was 21 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 6(th) percentile of its Morningstar peer group year-to-date, 20(th) percentile over the one-year period, the 87(th) percentile over the three-year period, and the 89(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 637 basis points above its benchmark year-to-date, 383 basis points above its benchmark over the one-year period, 211 basis points below its benchmark over the three-year period, and 402 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 27.24% and the sub-adviser was reporting profitability of 31.20% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio. Management explained that Neuberger assumed management responsibility for the Portfolio in May 2006. Management stated that performance since that period has been good.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, (4) the change in sub-adviser in 2006, and (5) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the current sub-adviser had only assumed management of the Portfolio in 2006 in response to the performance issues reported in prior periods; the recent performance of the Portfolio had been good; the advisory fees were below the average for the peer group of funds; the expense ratio was lower than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

International Small Company Portfolio (Adviser — ONI, Sub-adviser — Federated Global)

The Board reviewed and considered the net advisory fee of 1.00% and net sub-advisory fee of 0.75%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 50(th) percentile of the Morningstar “VA/L Fund U.S. — Foreign Small/Mid Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was 2 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 1(st) percentile of its Morningstar peer group year-to-date, the 34(th) percentile over the one-year period, the 38(th) percentile over the three-year period, and the 13(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 540 basis points above its benchmark year-to-date, 529 basis points above its benchmark over the one-year period, 335 basis points above its benchmark over the three-year period, and 183 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 21.72% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio had great performance. Management noted that the Portfolio’s net advisory fee was at the median of peer group funds and that the Portfolio’s expense ratio is not significantly higher than the peer group average.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good compared to the peer group of funds and its benchmark; the advisory fees and expense ratio were within the range of the peer group funds; and the Portfolio profitability reported by ONI was not excessive.

Aggressive Growth Portfolio (Adviser — ONI, Sub-adviser — Janus)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.55%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 83(rd) percentile of the Morningstar “VA/L Fund U.S. — Large Growth” peer group. The Board considered that the Portfolio’s expense ratio was 6 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 2(nd) percentile of its Morningstar peer group year-to-date, the 10(th) percentile over the one-year period, the 14(th) percentile over the three-year period, and the 26(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 546 basis points above its benchmark year-to-date, 384 basis points above its benchmark over the one-year period, 404 basis points above its benchmark over the three-year period, and 146 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 27.18% and the sub-adviser was reporting profitability of 23.80% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management stated that the Portfolio’s performance had been excellent versus the peer group and its benchmark. Management noted that while the fee percentile was high, the fees were within the range of the peer group. Management further noted that the Portfolio’s expense ratio is only slightly higher than the peer group average.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, (4) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were within the range of fees for the peer group of funds; the Portfolio’s expense ratio was only slightly higher than the average of the peer group of funds; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Small Cap Growth Portfolio (Adviser — ONI, Sub-adviser — Janus)

The Board reviewed and considered the net advisory fee of 0.95% and net sub-advisory fee of 0.65%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 84(th) percentile of the Morningstar “VA/L Fund U.S. — Small Growth” peer group. The Board considered that the Portfolio’s expense ratio was 4 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 10(th) percentile of its Morningstar peer group year-to-date, the 1(st) percentile over the one-year period, the 1(st) percentile over the three-year period, and the 6(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 539 basis points above its benchmark year-to-date, 1,711 basis points above its benchmark over the one-year period, 787 basis points above its benchmark over the three-year period, and 333 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 28.13% and the sub-adviser was reporting profitability of 3.20% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio has had very good performance compared to its benchmark and compared to the peer group. Management noted that while the fee percentile was high, the fees were within range of the peer group. Management further noted that the Portfolio’s expense ratio was only slightly higher than the peer group average.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, (4) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were within the range of fees for the peer group of funds; the Portfolio’s expense ratio was only slightly higher than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

Mid Cap Opportunity Portfolio (Adviser — ONI, Sub-adviser — RSIM)

The Board reviewed and considered the net advisory fee of 0.85% and net sub-advisory fee of 0.60%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 84(th) percentile of the Morningstar “VA/L Fund U.S. — Mid-Cap Growth” peer group. The Board considered that the Portfolio’s expense ratio was 7 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 25(th) percentile of its Morningstar peer group year-to-date, the 47(th) percentile over the one-year period, the 41(st) percentile over the three-year period, and the 16(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 370 basis points above its benchmark year-to-date, 11 basis points below its benchmark over the one-year period, 21 basis points above its benchmark over the three-year period, and 19 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 25.63% and the sub-adviser was reporting profitability of 31.22% from investment management services with respect to the Portfolio. The Board also considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio has had good performance compared to its benchmark and to the peer group.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and its benchmark, (4) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good; the advisory fees were within range of fees for the peer group; the expense ratio was lower than the average of the peer group of funds; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

S&P 500 Index Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.38%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 79(th) percentile of the Morningstar “VA/L Fund U.S.-Large Blend” (Index Only) peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 3 basis points below the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 67(th) percentile of its Morningstar peer group year-to-date, the 46(th) percentile over the one-year period, the 69(th) percentile over the three-year period, and the 59(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 21 basis points below its benchmark year-to-date, 56 basis points below its benchmark over the one-year period, 50 basis points below its benchmark

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

over the three-year period, and 48 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting 57.77% profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Management explained that the performance of the Portfolio should track the index, without expenses. Management stated that performance was in line with the benchmark when expenses were excluded. Management explained that the Portfolio had been performing as it was intended.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory year-to-date and over the one-, three- and five-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the advisory fees were within the range of the peer group of funds; the expense ratio was below the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

Blue Chip Portfolio (Adviser — ONI, Sub-adviser — Federated Equity)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 70(th) percentile of the Morningstar “VA/L U.S. — Large Value” peer group. The Board considered that the Portfolio’s expense ratio was 5 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 99(th) percentile of its Morningstar peer group year-to-date, the 90(th) percentile over the one-year period, the 95(th) percentile over the three-year period, and the 93rd percentile over the five-year period. The Board considered that performance for the Portfolio was 447 basis points below its benchmark year-to-date, 329 basis points below its benchmark over the one-year period, 574 basis points below its benchmark over the three-year period, and 414 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 29.00% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio was positioned to do well and that Federated has great incentive to make sure the Portfolio does well since it has several billion dollars invested in Funds that utilize the same strategy. Management stated that they believe Federated will continue to monitor the management of the Portfolio to improve performance. Management recommended that the Board renew the current agreement for the time being. Management indicated that ONI will discuss the Portfolio with Federated and will present other options to the Board at the next meeting. The Board directed management to continue to closely monitor the performance of the Portfolio and to present some options to the Board with respect to management of the Portfolio at the next meeting.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and tits benchmark, (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Board had directed ONI to closely monitor the performance of the Portfolio and present some options to the Board at the next meeting with respect to the management of the Portfolio; the advisory fees were within the range of peer group of funds; the expense ratio was slightly lower than the expense ratio of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

High Income Bond Portfolio (Adviser — ONI, Sub-adviser — Federated Investment)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.41%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 88(th) percentile of the Morningstar “VA/L Fund U.S. — High Yield Bond” peer group. The Board considered that the Portfolio’s expense ratio was equal to the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 46(th) percentile of its Morningstar peer group over the year-to-date, the 53(rd) percentile over the one-year period, the 52(nd) percentile over the three-year period, and the 38(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 72 basis points below its benchmark year-to-date, 122 basis points below its benchmark over the one-year period, 85 basis points below its benchmark over the three-year period, and 127 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 41.09% from investment management services with respect to the Portfolio.

Management noted that the Portfolio underperforms its benchmark but that its performance is acceptable as compared to its peer group, near the median. Management explained that the Portfolio performs as expected and while the fee percentile may be high, the expense ratio for the

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Portfolio is equal to the average expense ratio for the peer group of funds. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been acceptable; the advisory fees were within range of the peer group funds, the expense ratio was equal to the peer group average; and the Portfolio profitability reported by ONI was not excessive.

Capital Growth Portfolio (Adviser — ONI, Sub-adviser — Eagle)

The Board reviewed and considered the net advisory fee of 0.90% and net sub-advisory fee of 0.59%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 52(nd) percentile of the Morningstar “VA/L Fund U.S. — Small Growth” peer group. The Board considered that the Portfolio’s expense ratio was 7 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 4(th) percentile of its Morningstar peer group year-to-date, the 3(rd) percentile over the one-year period, the 8(th) percentile over the three-year period, and the 22(nd) percentile over the five-year period. The Board considered that performance for the Portfolio was 676 basis points above its benchmark year-to-date, 1,190 basis points above its benchmark over the one-year period, 483 basis points above its benchmark over the three-year period, and 118 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 30.80% from investment management services with respect to the Portfolio. The Board noted that the sub-adviser did not calculate profitability for each account it managed. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio’s performance had been very good. Management further noted that the fee percentile was about the median of the peer group average and that the expense ratio was below the peer group average.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because performance of the Portfolio had been good; the advisory fees were close to the median of fees for the peer group of funds; the expense ratio was slightly below the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

Nasdaq-100 Index Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.40%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 37(th) percentile of the Morningstar “VA/L Fund U.S.-Large Growth” — Index only peer group. The Board considered that the Portfolio’s expense ratio was 58 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 23(rd) percentile of its Morningstar peer group year-to-date, the 12(th) percentile over the one-year period, the 72(nd) percentile over the three-year period, and the 9(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 35 basis points below its benchmark year-to-date, 81 basis points below its benchmark over the one-year period, 44 basis points below its benchmark over the three-year period, and 29 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 28.91% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Management explained that the performance of the Portfolio should track the index, without expenses. Management explained that the Portfolio had tracked the performance of the index, when excluding fees and expenses, and had performed as intended.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds and to its benchmark, (3) performance of the Portfolio compared to the peer group of funds, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was good year-to-date and over the one- and five-year periods and acceptable over the three-year period compared to its peer group and acceptable as compared to its benchmark; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the advisory fees were below the average for the peer group of funds; the expense ratio for the Portfolio was low in comparison to the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Bristol Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.45%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 88(th) percentile of the Morningstar “VA/L Fund U.S. — Large Blend” peer group. The Board considered that the Portfolio’s expense ratio was 13 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 46(th) percentile of its Morningstar peer group year-to-date, the 28(th) percentile over the one-year period, and the 13(th) percentile over the three-year period, and the 15(th) percentile over the five-year period. The Board considered that performance for the Portfolio placed the Portfolio in the 46(th) percentile of its Morningstar peer group year-to-date, the 28(th) percentile over the one-year period, the 13(th) percentile over the three-year period, and the 15(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 15 basis points above its benchmark year-to-date, 6 basis points below its benchmark over the one-year period, 240 basis points above its benchmark over the three-year period, and 144 basis points above its benchmark over the five-year period. The Board considered that ONI was reporting Portfolio profitability of 39.51%. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the performance had been good.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good; the advisory fees were within range of fees for the peer group of funds; the expense ratio was only slightly higher than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

Bryton Growth Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.85% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 51st percentile of the Morningstar “VA/L Fund U.S. — Small Growth” peer group. The Board considered that the Portfolio’s expense ratio was 13 basis points lower than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 38(th) percentile of its Morningstar peer group year-to-date, the 6(th) percentile over the one-year period, the 34(th) percentile over the three-year period, and the 68(th) percentile over the five-year period. The Board considered that performance for the Portfolio was 262 basis pints above its benchmark year-to-date, 859 basis points above its benchmark over the one-year period, 203 basis points above its benchmark over the three-year period, and 223 basis points below its benchmark over the five-year period. The Board considered that ONI was reporting profitability of 37.12% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that performance had been good.  Management further noted that the net advisory fee was close to the median of the peer group and that the expense ratio was lower than the peer group average.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good; the advisory fees were close to the median of fees for the peer group of funds; the expense ratio was lower than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

U.S. Equity Portfolio (Adviser — ONI, Sub-adviser — ICON)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 71(st) percentile of the Morningstar “VA/L Fund U.S. — Mid Cap Blend” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 2 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 79(th) percentile of its Morningstar peer group year-to-date, the 94(th) percentile over the one-year period, and the 68(th) percentile over the three-year period. The Board considered that performance for the Portfolio was 193 basis points above its benchmark year-to-date, 735 basis below its benchmark over the one-year period, and 158 basis points above its benchmark over the three-year period. The Board considered that ONI was reporting profitability of 28.97% from investment management services with respect to the

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Portfolio. The sub-adviser reported that it could not estimate the net profits for the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio had a very strong year and that recent performance was ahead of benchmark. Management explained that they expect performance as compared to the peer group to improve.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because recent performance of the Portfolio had been good; the advisory fees were within range of fees for the peer group of funds; the expense ratio was only slightly higher than the peer group average; and the Portfolio profitability reported by ONI was not excessive.

Balanced Portfolio (Adviser — ONI, Sub-adviser — ICON)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 86(th) percentile of the Morningstar “VA/L Fund U.S. — Moderate Allocation” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 50 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 17(th) percentile of its Morningstar peer group year-to-date, the 80(th) percentile over the one-year period, and the 22(nd) percentile over the three-year period. The Board considered that performance of the Portfolio was 244 basis points above its benchmark year-to-date, 119 basis points below its benchmark over the one-year period, and 204 basis points above its benchmark above its benchmark over the three-year period. The Board considered that ONI reported profitability of 28.95% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that recent performance had been ahead of the Portfolio’s benchmark and peer group.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance year-to-date and over the three-year period had been good; the advisory fees were within range of fees for the peer group of funds; the expense ratio was higher than the average of the peer group of funds due to the small size of the Portfolio; and Portfolio profitability reported by ONI was not excessive.

Income Opportunity Portfolio (Adviser — ONI, Sub-adviser — ICON)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.55%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 86(th) percentile of the Morningstar “VA/L Fund U.S. — Mid Cap Blend” peer group. The Board considered that the Portfolio’s expense ratio was 59 basis points higher than the Morningstar peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 95(th) percentile of its Morningstar peer group year-to-date, the 97(th) percentile over the one-year period, and the 100(th) percentile over the three-year period. The Board considered that performance for the Portfolio was 186 basis points below its benchmark year-to-date, 1,038 basis points below its benchmark over the one-year period, and 605 basis points below its benchmark over the three-year period. The Board considered that ONI reported profitability of 27.23% from investment management services with respect to the Portfolio. The Board noted that the sub-adviser did not provide profitability information. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio. The Board also considered the breakpoint schedule for the investment advisory and sub-advisory fees.

Management explained that the Portfolio had recently changed its name and investment strategy. Previously, the Portfolio wrote covered calls and due to its name, the Covered Call Portfolio, was required to maintain 80% of its assets in covered calls. Management explained that the Portfolio was a unique product, and that had been a difficult performance environment for that type of investment strategy. Management explained that with the change in the Portfolio’s name and investment strategy, the Portfolio would not be as restricted and would be writing options on indexes. Management explained that the Portfolio had been doing what it was expected to do. In response to questions regarding the fee comparisons, Management stated that the comparisons were not entirely appropriate because the peer funds were not unique specialty products like this Portfolio.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds and to its benchmark, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the investment strategy of the Portfolio was recently amended and needed time to become established; ONI will closely monitor the performance of the Portfolio and report to the Board at future meetings; the advisory fees were within range of fees for the peer group of funds, but there was not an appropriate peer group given the unique nature of the Portfolio; the expense ratio comparison was not meaningful given the unique nature of the Portfolio; and profitability reported by ONI was not excessive.

Target VIP Portfolio (Adviser — ONI, Sub-adviser — First Trust)

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.35%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 25(th) percentile of the Morningstar “VA/L Fund U.S. — World Stock” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 14 basis points lower than the Morningstar peer group average expense ratio. The Board considered that the Portfolio begun operations in November 2005 and, therefore did not have a long-term performance history for the Board to consider. The Board considered that performance for the Portfolio placed the Portfolio in the 86(th) percentile of its Morningstar peer group year-to-date and the 95(th) percentile over the one-year period. The Board considered that performance for the Portfolio was 11 basis points below its benchmark year-to-date and 137 basis points below its benchmark over the one-year period. The Board considered that ONI reported profitability of 36.01% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio began operations in November 2005 and, therefore, did not have a long-term performance history. Management noted that the Portfolio year-to-date had been performing better than it had the previous year and that through July 2007, the Portfolio was ahead of its benchmark. Management reported that it intends to monitor performance as the Portfolio builds a track record.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) that the Portfolio began operations in November 2005, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio began operations in November 2005 and, therefore, did not have a long-term performance history to consider; recent performance had been improving; ONI will monitor performance of the Portfolio and report to the Board at future meetings; the advisory fees were low compared to the peer group of funds; the expense ratio was lower than the average of the peer group of funds; and profitability reported by ONI was not excessive.

Target Equity/Income Portfolio (Adviser — ONI, Sub-adviser — First Trust)

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.35%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 32(nd) percentile of the Morningstar “VA/L Fund U.S. — Large Value” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 17 basis points lower than the Morningstar peer group average expense ratio. The Board considered that the Portfolio began operations in November 2005 and, therefore, there was no long-term performance history for the Board to consider. The Board considered that performance for the Portfolio placed the Portfolio in the 47(th) percentile of its Morningstar peer group year-to-date and the 73rd percentile over the one-year period. The Board considered that performance for the Portfolio was 67 basis points above its benchmark year-to-date and 99 basis points below its benchmark over the one-year period. The Board considered that ONI reported profitability of 36.04% from investment management services with respect to the Portfolio. The Board considered that the sub-adviser did not provide profitability information. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio began operations in November 2005 and, therefore, did not have a long-term performance history. Management noted that the Portfolio had been performing better recently and was ahead of its benchmark. Management reported that it intends to monitor performance as the Portfolio builds a track record.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) that the Portfolio began operations in November 2005, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio began operations in November 2005 and, therefore, did not have a long-term performance history to consider; recent performance had been improving; ONI will monitor performance of the Portfolio and report to the Board at future meetings; the advisory fees

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

were low compared to the peer group of funds; the expense ratio was lower than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

Bryton Growth Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.45%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 78(th) percentile of the Morningstar VA/L Fund U.S. — Large Growth peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was 52 basis points higher than the Morningstar peer group average expense ratio. The Board considered that the Portfolio had recently begun operations, and therefore there was no performance history for the Board to consider. The Board considered that the Adviser was reporting profitability of 37.73% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the Adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that this was a start-up portfolio, having begun operations in May 2007, and therefore there was no performance history to consider. Management stated that performance was 62 basis points ahead of benchmark for the period from June 30, 2007 to August 7, 2007. Management reported that they intend to monitor performance as the Portfolio builds a track record.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) that the Portfolio only recently began operations and (4) the profitability to the Adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needs time to become established; the Adviser will monitor performance; the advisory fees were within the range of fees for the peer group of funds; the expense ratio was higher than the average of the peer group of funds due to the small size of the Portfolio; and the profitability reported by the Adviser was not excessive.

On November 14, 2007, the Board considered several presentations of firms seeking to sub-advise the Blue Chip Portfolio. Upon conclusion of the presentations, the Board of Directors, including a majority of the Independent Directors, approved retaining Federated Equity as the sub-adviser. Although the existing sub-advisory agreement with Federated Equity will remain in place, the Portfolio will utilize a new investment strategy and Portfolio managers. The strategy of the Portfolio will be amended in early 2008. The strategy of the Portfolio will be to deliver a dividend yield that is substantially higher than the broad market and to pursue competitive performance in both up and down markets, while targeting significantly less risk.

(2) Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2007 and held through December 31, 2007.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	7/1/07 – 12/31/07
Portfolio	7/1/07	12/31/07	7/1/07 – 12/31/07	(Annualized)

Equity	$1,000.00	$896.46	$3.96	0.83%
Money Market	1,000.00	1,023.60	1.56	0.31%
Bond	1,000.00	1,025.09	3.19	0.63%
Omni	1,000.00	1,013.41	3.60	0.71%
International	1,000.00	1,008.63	4.95	0.98%
Capital Appreciation	1,000.00	924.70	4.06	0.84%
Millennium	1,000.00	1,089.29	4.68	0.89%
International Small Company	1,000.00	995.99	6.44	1.28%
Aggressive Growth	1,000.00	1,140.57	5.21	0.97%
Small Cap Growth	1,000.00	999.20	5.82	1.16%
Mid Cap Opportunity	1,000.00	1,027.87	4.75	0.93%
S&P 500 Index	1,000.00	984.21	2.25	0.45%
Blue Chip	1,000.00	886.92	4.13	0.87%
High Income Bond	1,000.00	1,005.19	4.38	0.87%
Capital Growth	1,000.00	958.13	5.02	1.02%
Nasdaq-100 Index	1,000.00	1,078.47	2.67	0.51%
Bristol	1,000.00	1,006.01	4.47	0.88%
Bryton Growth	1,000.00	981.59	4.75	0.95%
U.S. Equity	1,000.00	1,035.00	4.64	0.90%
Balanced	1,000.00	1,046.26	5.67	1.10%
Income Opportunity	1,000.00	1,026.29	7.29	1.43%
Target VIP	1,000.00	1,022.68	4.02	0.79%
Target Equity/Income	1,000.00	1,025.91	3.64	0.71%
Bristol Growth	1,000.00	1,010.74	6.39	1.26%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	7/1/07 – 12/31/07
Portfolio	7/1/07	12/31/07	7/1/07 – 12/31/07	(Annualized)

Equity	$1,000.00	$1,021.03	$4.22	0.83%
Money Market	1,000.00	1,023.67	1.56	0.31%
Bond	1,000.00	1,022.05	3.19	0.63%
Omni	1,000.00	1,021.63	3.61	0.71%
International	1,000.00	1,020.28	4.98	0.98%
Capital Appreciation	1,000.00	1,020.99	4.26	0.84%
Millennium	1,000.00	1,020.73	4.52	0.89%
International Small Company	1,000.00	1,018.76	6.51	1.28%
Aggressive Growth	1,000.00	1,020.33	4.92	0.97%
Small Cap Growth	1,000.00	1,019.38	5.88	1.16%
Mid Cap Opportunity	1,000.00	1,020.52	4.74	0.93%
S&P 500 Index	1,000.00	1,022.93	2.30	0.45%
Blue Chip	1,000.00	1,020.82	4.43	0.87%
High Income Bond	1,000.00	1,020.84	4.42	0.87%
Capital Growth	1,000.00	1,020.08	5.18	1.02%
Nasdaq-100 Index	1,000.00	1,022.63	2.60	0.51%
Bristol	1,000.00	1,020.75	4.50	0.88%
Bryton Growth	1,000.00	1,020.41	4.84	0.95%
U.S. Equity	1,000.00	1,020.65	4.61	0.90%
Balanced	1,000.00	1,019.67	5.59	1.10%
Income Opportunity	1,000.00	1,018.01	7.26	1.43%
Target VIP	1,000.00	1,021.23	4.02	0.79%
Target Equity/Income	1,000.00	1,021.62	3.63	0.71%
Bristol Growth	1,000.00	1,018.85	6.42	1.26%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2007

(3)  Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2007, and ordinary income consent dividends that were incurred in the 2007 tax year, that qualify for the corporate dividends received deduction are as follows:

Dividends
Portfolio	Received Deduction

Equity	100.0%
Bond	0.0%
Omni	16.6%
International	0.0%
Capital Appreciation	19.8%
International Small Company	0.0%
Aggressive Growth	100.0%
S&P 500 Index	100.0%
Blue Chip	100.0%
High Income Bond	0.0%
Bristol	16.8%
U.S. Equity	27.3%
Balanced	17.3%
Target VIP	21.3%
Target Equity/Income	34.1%
Bristol Growth	28.4%

The Fund designates the following consent dividends as long-term capital gain distributions:

Long-Term Capital Gains
Portfolio	Incurred in 2007

Equity	$37,018,679
Omni	1,391,237
International	36,833,972
Capital Appreciation	19,351,943
International Small Company	8,344,175
Mid Cap Opportunity	5,530,444
Blue Chip	2,983,197
Bristol	1,149,828
Bryton Growth	542,872
U.S. Equity	802,295
Balanced	321,863
Income Opportunity	223,743
Target VIP	104,482
Target Equity/Income	470,079

For the year ended December 31, 2007, the International and International Small Company Portfolios earned foreign source income and paid foreign taxes for which they intend to pass credits through to Fund shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign	Foreign
	Taxes	Source
Portfolio	Paid	Income

International	$631,825	$6,212,853
International Small Company	137,350	1,652,488

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2007

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex	Directorships During Past Five Years

Independent Directors
James E. Bushman 3040 Forrer Street Cincinnati, Ohio	63	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company, ABX Air Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.
L. Ross Love 615 Windings Way Cincinnati, Ohio	61	Director, Member of Audit and Independent Directors Committees	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.) Director: Radio One Inc., Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce, United Way of Greater Cincinnati.
George M. Vredeveld University of Cincinnati P.O. Box 210223 Cincinnati, Ohio	65	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research; Trustee: National Council on Economic Education.
John I. Von Lehman 10340 Carriage Trail Cincinnati, Ohio	55	Director, Member of Audit and Independent Directors Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company; Board Member: American Red Cross - Cincinnati Area Chapter, Life Enriching Communities.
Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	68	President, Chairman of the Board and Director	Since July 1997	32	Director and Vice Chairman: ONLIC; Chairman, CEO and President: NSLA; Director: ONI and various other Ohio National- affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera
Thomas A. Barefield One Financial Way Cincinnnati, Ohio	55	Vice President	Since February 1998	32	Senior Vice President, Institutional Sales: ONLIC; Recent graduate of class XXIX of Leadership Cincinnati. Director: NSLA.
Christopher A. Carlson One Financial Way Cincinnnati, Ohio	49	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI.
Dennis R. Taney One Financial Way Cincinnnati, Ohio	60	Chief Compliance Officer	Since June 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC and ONI; Prior to August 2004 was Treasurer of the Fund.
R. Todd Brockman One Financial Way Cincinnati, Ohio	39	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and ONI; Prior to July 2004 was an Assurance Manager with Grant Thornton LLP, a certified public accounting firm.
Kimberly A. Plante One Financial Way Cincinnnati, Ohio	33	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Prior to December 2004 was an Associate with Dinsmore & Shohl LLP, attorneys at law.
Catherine E. Gehr One Financial Way Cincinnnati, Ohio	35	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Prior to April 2004 was an Accounting Consultant in the Financial Control Department of ONLIC.
Katherine L. Carter One Financial Way Cincinnnati, Ohio	28	Assistant Secretary	Since July 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Ohio National Fund, Inc. Post Office Box 371 Cincinnati, Ohio 45201 Form 1320 Rev. 2-08

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)     Audit Fees.
Fiscal year ended December 31, 2007: $255,600
Fiscal year ended December 31, 2006: $233,450
(b)     Audit-Related Fees.
Professional services rendered in connection with the consent on the Fund’s N1A filing.
Fiscal year ended December 31, 2006: $4,600
Fiscal year ended December 31, 2006: $4,500
(c)     Tax Fees.        None.
(d)     All Other Fees.   None.
(e)(1)     Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)(2)  Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2007 and 2006, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)     Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.
(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Ohio National Fund, Inc.

By:	/s/ John J. Palmer

John J. Palmer President and Director March 6, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Ohio National Fund, Inc.

By:	/s/ John J. Palmer

John J. Palmer President and Director March 6, 2008

By:	/s/ R. Todd Brockman

R. Todd Brockman Treasurer March 6, 2008